                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                         PORTLAND GENERAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [ ] No fee required.
     [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

     (1) Title of each class of securities to which transaction applies:
                        Common Stock, par value $3.75
--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
                                  51,405,317
--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       $35.6875, based on the average of the high and low prices of the
      PGC Common Stock on the New York Stock Exchange on April 22, 1997
--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
                                $1,834,527,251
--------------------------------------------------------------------------------
     (5) Total fee paid:
                                   $366,906
--------------------------------------------------------------------------------

     [X] Fee paid previously with preliminary materials.

     [X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
                                  $3,936,179
--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
  Amendment No. 1 to S-4 Registration Statement (No. 333-13791, 333-13791-1)
--------------------------------------------------------------------------------
     (3) Filing Party:
                       Enron Corp., Enron Oregon Corp.
--------------------------------------------------------------------------------
     (4) Date Filed:
                               October 10, 1996
--------------------------------------------------------------------------------

                As filed with the Commission on May 21, 1997.

                            [PORTLAND GENERAL LOGO]

                                  MAY 16, 1997

Dear Portland General Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Portland General Corporation ("PGC"), which will be held on Tuesday, June 24, 1997, at Portland General Electric Company, Western Region Center, 14655 SW Old Scholls Ferry Road, Beaverton, Oregon. The meeting will start at 1:30 p.m., local time.

     At this important meeting, you will be asked to approve the Amended Merger Agreement with Enron Corp. ("Enron"). Under the Amended Merger Agreement, Enron will be reincorporated in Oregon and PGC will be merged into the corporation surviving the reincorporation transaction. In November of last year you voted on the initial Merger Agreement, which provided for an exchange ratio of one share of common stock of reincorporated Enron for each PGC share. The Amended Merger Agreement provides for an exchange ratio of 0.9825 shares of common stock of reincorporated Enron for each PGC share. The Amended Merger Agreement also provides for a proposal by PGC and Enron for merger approval by the Oregon Public Utility Commission ("OPUC") that includes a commitment that customers of Portland General Electric Company will receive guaranteed merger-related benefits of $141 million.

     The PGC Board of Directors concluded after careful consideration of various options that approval of the Amended Merger Agreement represents the best alternative available to PGC shareholders. As a result of the amendment, we were able to protect most of the value from the original transaction for our shareholders and also greatly enhance the likelihood of a speedy and successful resolution by the Oregon Public Utility Commission of Enron's merger application. The enclosed Proxy Statement/Prospectus describes in detail the background and reasons for your Board of Directors' approval of the Amended Merger Agreement.

     Your Board of Directors continues to believe that this combination with Enron represents an outstanding opportunity for PGC shareholders. The combined enterprise will be well-positioned to take advantage of opportunities in the rapidly deregulating market for electric power. By combining Enron's collective marketing and risk management expertise with PGC's physical delivery capabilities and asset operation experience, the resulting company will have a strong presence in the wholesale and retail markets.

     Based on the capitalization of Enron and PGC on the date of the Amended Merger Agreement, the common shareholders of PGC would have held approximately 16.5% of the shares of common stock of reincorporated Enron that would have been outstanding if the merger had been consummated on that date. Your Board of Directors has received the written opinion of its financial advisor, Goldman, Sachs & Co., that as of the date of the Proxy Statement/Prospectus and based on the factors and assumptions described in the opinion, the exchange ratio in the Amended Merger Agreement is fair to the holders of PGC common stock (other than Enron or any of its subsidiaries).

     YOUR BOARD OF DIRECTORS HAS CAREFULLY REVIEWED AND CONSIDERED THE TERMS AND CONDITIONS OF THE AMENDED MERGER AGREEMENT, BELIEVES THAT THEY ARE IN THE BEST INTERESTS OF PGC AND ITS SHAREHOLDERS, AND, BY A

                             ONE WORLD TRADE CENTER
           121 S.W. SALMON STREET, PORTLAND, OR 97204, (503) 464-8820

UNANIMOUS VOTE OF THE DIRECTORS PRESENT, HAS APPROVED THE AMENDED
MERGER AGREEMENT AND UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED MERGER AGREEMENT.

     Approval of the Amended Merger Agreement by the shareholders of PGC is a condition to consummation of the transaction. The final decision of the OPUC with respect to Enron's merger application is currently scheduled for June 4, 1997. All other regulatory approvals and the requisite approval of the shareholders of Enron have already been obtained. If a favorable OPUC order is issued, we anticipate that the mergers would be consummated promptly after the PGC annual meeting of shareholders.

     At the meeting, you will also be asked to consider and vote upon nominees for the Board of Directors of PGC. Such nominees will become directors if for any reason we are not in a position to consummate the merger with Enron promptly after the Annual Meeting.

     Your vote is important no matter how many shares you hold. Even if you plan to attend the meeting, we urge you to mark, sign and date the enclosed proxy and return it promptly. You have the option to revoke it at any time, or to vote your shares personally on request if you attend the meeting. For the Amended Merger Agreement to be approved, it must have the support of the majority of the votes entitled to be cast by the outstanding shares of PGC common stock.

     PLEASE RETURN YOUR SIGNED PROXY CARD. IF YOU DO NOT RETURN THE PROXY CARD AND DO NOT VOTE AT THE MEETING, IT WILL HAVE THE SAME EFFECT AS IF YOU VOTED AGAINST THE AMENDED MERGER AGREEMENT.

     You are urged to review carefully the attached Proxy Statement/Prospectus, which contains a detailed description of the Amended Merger Agreement.

     Promptly after the mergers, a letter of transmittal will be mailed to each holder of record of shares of PGC common stock. PLEASE DO NOT SEND YOUR PGC COMMON STOCK CERTIFICATES WITH THE ENCLOSED PROXY. THE LETTER OF TRANSMITTAL TO BE MAILED TO YOU LATER WILL INCLUDE INSTRUCTIONS AS TO THE PROCEDURE TO BE USED IN SENDING IN YOUR PGC COMMON STOCK CERTIFICATES.

     If you have any questions or need further assistance, please call D.F. King & Co., who will be assisting PGC with the Annual Meeting, at (800) 549-6650.

                                            Sincerely,

                                            /s/ KEN L. HARRISON

                                            Ken L. Harrison
                                            Chairman, Chief Executive Officer
                                            and President

                      [PORTLAND GENERAL CORPORATION LOGO]
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 24, 1997

To the Shareholders of Portland General Corporation:

     The Annual Meeting of Shareholders (the "Annual Meeting") of Portland General Corporation, an Oregon corporation ("PGC"), will be held on Tuesday, June 24, 1997 at 1:30 p.m., local time, at Portland General Electric Company, Western Region Center, 14655 SW Old Scholls Ferry Road, Beaverton, Oregon, for the following purposes:

          1. To consider and vote upon a proposal to approve an Amended and Restated Agreement and Plan of Merger by and among Enron Corp. ("Enron"), Portland General Corporation ("PGC") and Enron Oregon Corp. ("New Enron"), a wholly-owned subsidiary of Enron, dated as of July 20, 1996 and amended and restated as of September 24, 1996, as amended by the First Amendment thereto dated as of April 14, 1997 (as so amended, the "Amended Merger Agreement") providing for the merger (the "PGC Merger") of PGC with and into New Enron, as a result of which New Enron will be the surviving corporation and each share of common stock, par value $3.75 per share, of PGC ("PGC Common Stock") issued and outstanding at the effective time of the PGC Merger will be converted into 0.9825 shares of the common stock, without par value, of New Enron ("New Enron Common Stock") (subject to adjustment in certain circumstances). Pursuant to the Amended Merger Agreement, immediately prior to the consummation of the PGC Merger, New Enron will succeed to the business of Enron by means of the merger of Enron with and into New Enron (the "Reincorporation Merger"). The Amended Merger Agreement provides that if certain regulatory reforms are enacted, the structure of the transactions contemplated by the Amended Merger Agreement will be revised to eliminate the Reincorporation Merger. Information concerning the Amended Merger Agreement and the transactions contemplated thereby is set forth in the accompanying Proxy Statement/Prospectus and in the Amended Merger Agreement, a copy of which is included as Annex A thereto.

          2. To elect three Class II members of the Board of Directors to hold office until the 2000 Annual Meeting or until their successors are elected and qualified.

          3. To ratify appointment of Arthur Andersen LLP as independent public accountants for the year ending December 31, 1997.

          4. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     It is anticipated that if the requisite approval of the Oregon Public Utility Commission is obtained prior to the Annual Meeting, and the Amended Merger Agreement receives the approval of the PGC shareholders, then the PGC Merger will be consummated promptly after the Annual Meeting, and it will not be necessary for the three Class II members of the Board of Directors to assume office.

     The Board of Directors has fixed the close of business on May 9, 1997 as the record date for the determination of holders of PGC Common Stock entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) thereof. Only holders of record of shares of PGC Common Stock at the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting. A complete list of such

                             ONE WORLD TRADE CENTER
           121 S.W. SALMON STREET, PORTLAND, OR 97204, (503) 464-8820
shareholders will be available for inspection at the offices of PGC in Portland, Oregon during normal business hours upon written demand by any PGC shareholder or the shareholder's agent or attorney beginning two business days after the date of this notice and continuing through the Annual Meeting. Any shareholder or shareholder's agent or attorney may, upon written notice and subject to
Section 60.774(3) of the Oregon Revised Statutes, copy the list of shareholders during regular business hours during the inspection period at the shareholder's expense. If you have shares registered in the name of a brokerage firm or trustee and plan to attend the Annual Meeting, please obtain from the firm or trustee a letter, account statement or other evidence of your beneficial ownership of those shares to facilitate your admittance to the meeting.

     Under applicable law, dissenters' rights do not apply to the holders of PGC Common Stock in connection with the transactions contemplated by the Amended Merger Agreement.

     YOUR VOTE IS IMPORTANT. The affirmative vote of the holders of a majority of the outstanding shares of PGC Common Stock is required for approval of the Amended Merger Agreement. Even if you plan to attend the Annual Meeting in person, please sign and return the enclosed proxy card to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

                                            By Order of the Board of Directors

                                            /s/ ALVIN L. ALEXANDERSON

                                            Alvin L. Alexanderson
                                            Senior Vice President,
                                            General Counsel and Secretary
Portland, Oregon
May 16, 1997

                             YOUR VOTE IS IMPORTANT

Your vote is important, regardless of the number of shares you own, and is necessary to ensure a quorum for the meeting. Therefore, whether you expect to attend the meeting in person or not, please mark, date, sign, and return your proxy card promptly in the enclosed postage-paid envelope. This will also help expedite the counting of votes. If you attend the meeting and prefer to vote in person, you may revoke your proxy.

                             ONE WORLD TRADE CENTER
           121 S.W. SALMON STREET, PORTLAND, OR 97204, (503) 464-8820

                                  ENRON CORP.
                          PORTLAND GENERAL CORPORATION

                           PROXY STATEMENT/PROSPECTUS

     This Proxy Statement/Prospectus relates to the Amended and Restated Agreement and Plan of Merger dated as of July 20, 1996 and amended and restated as of September 24, 1996, as amended by the First Amendment thereto dated as of April 14, 1997 (as so amended, the "Amended Merger Agreement") among Enron Corp., a Delaware corporation ("Enron"), Enron Oregon Corp., an Oregon corporation and wholly-owned subsidiary of Enron ("New Enron" or the "Company"), and Portland General Corporation, an Oregon corporation ("PGC"). Under the Amended Merger Agreement, and subject to the terms and conditions thereof, (i) Enron will be reincorporated as an Oregon corporation by merging with and into New Enron (the "Reincorporation Merger") and (ii) immediately thereafter, PGC will merge with and into New Enron, with New Enron being the surviving corporation (the "PGC Merger" and, together with the Reincorporation Merger, the "Mergers").

     In the PGC Merger, each share of common stock, par value $3.75 per share, of PGC ("PGC Common Stock") issued and outstanding at the effective time of the PGC Merger (other than shares owned by PGC, Enron, New Enron or any of their respective subsidiaries, which will be cancelled) will be converted into 0.9825 shares of common stock, without par value, of New Enron ("New Enron Common Stock") (subject to adjustment in certain circumstances). In the Reincorporation Merger, each issued and outstanding share of the common stock, par value $.10 per share, of Enron ("Enron Common Stock") will be converted into one share of New Enron Common Stock and each issued and outstanding share of any class or series of preferred stock, second preferred stock or preference stock of Enron outstanding at the effective time of the Reincorporation Merger (together, the "Enron Preferred Stock") will be converted into one share of a series of New Enron preferred stock ("New Enron Preferred Stock") having the same rights, preferences and limitations as the corresponding class or series of Enron Preferred Stock.

     This Proxy Statement/Prospectus is being furnished to holders of PGC Common Stock in connection with the solicitation of proxies by the Board of Directors of PGC for use at the Annual Meeting of Shareholders of PGC (the "Annual Meeting") to be held on June 24, 1997 to approve the Amended Merger Agreement and certain other matters. This Proxy Statement/Prospectus and the accompanying form of proxy are first being mailed to shareholders of PGC on or about May 21, 1997.

     This Proxy Statement/Prospectus also constitutes a prospectus of New Enron (or, if the Reincorporation Merger is not effected as described herein, Enron) with respect to the shares of New Enron Common Stock (or Enron Common Stock) to be issued in the Mergers in exchange for shares of PGC Common Stock outstanding at the effective time of the Mergers.

     There is currently no established trading market for New Enron Common Stock, although an application will be made to have the New Enron Common Stock listed for trading on the New York Stock Exchange ("NYSE") following the Mergers.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
        STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

          The date of this Proxy Statement/Prospectus is May 16, 1997.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH THE SOLICITATION OF PROXIES OR THE OFFERING OF SECURITIES MADE HEREBY AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ENRON, NEW ENRON OR PGC. NEITHER THE DELIVERY OF THIS PROXY STATEMENT/PROSPECTUS NOR ANY DISTRIBUTION OF THE SECURITIES OFFERED HEREBY SHALL UNDER ANY CIRCUMSTANCES CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF ENRON, NEW ENRON OR PGC SINCE THE DATE HEREOF OR THAT THE INFORMATION SET FORTH OR INCORPORATED BY REFERENCE HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THIS PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, ANY SECURITIES, OR THE SOLICITATION OF A PROXY, IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION OF AN OFFER OR PROXY SOLICITATION.

     THIS PROXY STATEMENT/PROSPECTUS INCORPORATES BY REFERENCE CERTAIN DOCUMENTS CONCERNING ENRON, NEW ENRON AND PGC THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. ENRON, NEW ENRON AND PGC EACH UNDERTAKES TO PROVIDE COPIES OF SUCH DOCUMENTS (OTHER THAN EXHIBITS TO SUCH DOCUMENTS UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE), WITHOUT CHARGE, TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT/PROSPECTUS IS DELIVERED, UPON WRITTEN OR ORAL REQUEST, IN THE CASE OF ENRON AND NEW ENRON, TO ENRON CORP., 1400 SMITH STREET, HOUSTON, TEXAS 77002, ATTENTION: PEGGY B. MENCHACA, CORPORATE SECRETARY, (713) 853-6161, AND, IN THE CASE OF PGC, TO PORTLAND GENERAL CORPORATION, ONE WORLD TRADE CENTER, 121 S.W. SALMON STREET, PORTLAND, OREGON 97204, ATTENTION: ALVIN L. ALEXANDERSON, CORPORATE SECRETARY,
(503) 464-8820. IN ORDER TO ENSURE DELIVERY OF DOCUMENTS PRIOR TO THE ANNUAL MEETING, REQUESTS SHOULD BE RECEIVED BY JUNE 16, 1997.

     This Proxy Statement/Prospectus does not cover any resale of the securities to be received by shareholders upon consummation of the Mergers, and no person is authorized to make any use of this Proxy Statement/Prospectus in connection with any such resale.

                             AVAILABLE INFORMATION

     Enron, New Enron and PGC are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, in accordance therewith, file reports and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed by Enron, New Enron and PGC can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at Seven World Trade Center, Suite 1300, New York, New York 10048 and CitiCorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such material can be obtained by mail from the Public Reference Section of the Commission at 450 West Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, reports, proxy statements and other information concerning Enron or PGC may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005, or the Pacific Stock Exchange, Inc., 301 Pine Street, San Francisco, California 94104 on which exchanges the securities of Enron and PGC are listed, and such material and other information concerning Enron can also be inspected at the Chicago Stock Exchange, Inc., 440 South LaSalle Street, Chicago, Illinois 60605, on which exchange the Enron Common Stock is listed. Certain of such reports, proxy statements and other information filed by Enron, New Enron or PGC are also available on the Internet at the Commission's World Wide Web site at http://www.sec.gov.

     New Enron and Enron have filed with the Commission a Registration Statement on Form S-4 (together with all amendments, supplements and exhibits thereto, the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the New Enron Common Stock (or Enron Common Stock) and New Enron Convertible Preferred Stock to be issued in the Mergers. The information contained herein with respect to Enron and its affiliates, including New Enron, has been provided by Enron, and the information contained herein with respect to PGC and its affiliates has been provided by PGC. This Proxy Statement/Prospectus does not contain all of the information set forth in the Registration Statement, certain parts of which have been omitted in accordance with the rules and regulations of the Commission. For further information, reference is hereby made to the Registration Statement, copies of which may be obtained from the Commission as set forth above. Any statements contained herein concerning the provisions of any document filed as an exhibit to the Registration Statement or otherwise filed with the Commission are not necessarily complete, and in each instance reference is made to the copy of such document so filed. Each such statement is qualified in its entirety by such reference.

     New Enron intends to furnish its shareholders with annual reports containing audited financial statements certified by independent accountants following the end of each fiscal year and, upon request, will furnish copies of quarterly reports containing unaudited financial statements for the first three fiscal quarters of each fiscal year.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents filed by Enron with the Commission pursuant to the Exchange Act are incorporated herein by reference:

          (a) Annual Report on Form 10-K for the fiscal year ended December 31, 1996;

          (b) Current Report on Form 8-K dated March 18, 1997;

          (c) Quarterly Report on Form 10-Q for the quarter ended March 31, 1997; and

          (d) Proxy Statement relating to the May 6, 1997 Enron Annual Meeting of Stockholders.

          In lieu of incorporating the description of Enron's capital stock set forth in the Exchange Act registration statement relating to such securities, a description of the New Enron capital stock is included herein under the heading "Description of New Enron Capital Stock." Except as otherwise noted herein, the New Enron capital stock will be substantially similar to the Enron capital stock.

     The following documents filed by New Enron with the Commission pursuant to the Exchange Act are incorporated herein by reference:

          (a) Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

          (b) Quarterly Report on Form 10-Q for the quarter ended March 31,
     1997.

     The following documents filed by PGC with the Commission pursuant to the Exchange Act are incorporated herein by reference:

          (a) Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as amended by Form 10-K/A Amendment No. 1;

          (b) Current Reports on Form 8-K dated January 16, 1997, January 24, 1997, February 14, 1997, March 12, 1997 and April 11, 1997;

          (c) Quarterly Report on Form 10-Q for the quarter ended March 31, 1997; and

          (d) The description of PGC Common Stock set forth in PGC's Registration Statement on Form 8-B dated April 7, 1986.

     All documents filed by Enron, New Enron or PGC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement/Prospectus and prior to the date of the Annual Meeting shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement/Prospectus to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement/Prospectus.

                               TABLE OF CONTENTS

                                                      PAGE
                                                      ----
AVAILABLE INFORMATION...............................    2
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.....    3
SUMMARY.............................................    7
  The Companies.....................................    7
  The Amended Agreement.............................    7
  The Annual Meeting................................    7
  The Mergers and the Amended Merger Agreement......    8
  Comparative Rights of New Enron, Enron and PGC
    Shareholders....................................   13
  Market Price Data.................................   14
  Selected Historical Financial Information of
    Enron...........................................   15
  Selected Historical Financial Information of
    PGC.............................................   16
  Summary Unaudited Pro Forma Combined Financial
    Information.....................................   17
  Comparative Per Share Data........................   18
  Forward Looking Statements........................   18
THE COMPANIES.......................................   19
  Enron.............................................   19
  New Enron.........................................   20
  PGC...............................................   20
THE ANNUAL MEETING..................................   22
  Purpose of the Annual Meeting.....................   22
  Date, Place and Time; Record Date.................   22
  Voting Rights.....................................   22
  Proxies...........................................   23
THE MERGERS.........................................   24
  General Description of the Mergers................   24
  Background of the Mergers.........................   24
  Background of the First Amendment.................   27
  Reasons for the Mergers; Recommendations of the
    PGC Board of Directors..........................   32
  Opinion of PGC Financial Advisor..................   34
  Interests of Certain Persons in the Mergers.......   40
  Federal Income Tax Consequences...................   45
  Governmental and Regulatory Approvals.............   46
  Restrictions on Resales by PGC Affiliates.........   48
  Stock Exchange Listing............................   49
  Accounting Treatment..............................   49
  No Appraisal Rights...............................   49
THE AMENDED MERGER AGREEMENT........................   50
  First Amendment to Original Merger Agreement......   50
  Closing; Effective Times of the Mergers...........   50
  Manner and Basis of Converting Shares.............   50
  Treatment of Fractional Interests.................   52
  Conditions to the Mergers.........................   52
  Representations and Warranties....................   53
  Certain Covenants; Conduct of Business Prior to
    the Effective Time..............................   54
  No Solicitation...................................   54
  Employee Benefit Matters..........................   55
  Stock Options and Incentive Plans.................   56
  Certain Post-Merger Matters.......................   56
  Amendment.........................................   57
  Termination of the Amended Merger Agreement.......   57
  Expenses and Termination Fees.....................   58
  Indemnification...................................   60
MARKET PRICES AND DIVIDEND INFORMATION..............   61
UNAUDITED PRO FORMA FINANCIAL INFORMATION...........   62
PRINCIPAL SHAREHOLDERS OF ENRON AND PGC.............   68

                                                      PAGE
                                                      ----
  Enron.............................................   68
  PGC...............................................   69
DESCRIPTION OF NEW ENRON CAPITAL STOCK..............   70
  General...........................................   70
  Common Stock......................................   70
  Preferred Stock...................................   70
  New Enron Convertible Preferred Stock.............   71
  9.142% Preferred Stock............................   72
  Certain Provisions of the New Enron Charter and
    Bylaws..........................................   73
  Certain Anti-Takeover Provisions of Oregon Law....   74
  Transfer Agent and Registrar......................   75
MANAGEMENT AND OTHER INFORMATION....................   76
COMPARATIVE RIGHTS OF NEW ENRON, ENRON AND PGC
  SHAREHOLDERS......................................   76
  Authorized Capital Stock..........................   76
  Board of Directors................................   77
  Removal of Directors..............................   77
  Annual Meeting of Shareholders; Shareholder Action
    Without Meeting.................................   77
  Shareholder Proposals and Nominations.............   78
  Dissenters' Rights................................   78
  Shareholder Approval Not Required for Certain
    Mergers.........................................   79
  Charter Amendments................................   79
  Dividends and Stock Repurchases...................   79
  Fair Price Charter Provisions.....................   80
  Business Combination Statutes.....................   80
  Control Share Statute.............................   81
  Proper Factors for Consideration in Evaluating
    Business Combinations...........................   81
  Form of Consideration for Capital Stock...........   81
  Limitation of Director Liability..................   81
  Indemnification...................................   82
ELECTION OF DIRECTORS...............................   83
  Share Ownership of Directors and Executive
    Officers........................................   85
  Outside Directors' Compensation...................   86
  Human Resources Committee and Committee under the
    Long-Term Incentive Plan Report of Executive
    Compensation....................................   87
  Compensation Committee Interlocks and Insider
    Participation...................................   90
  Executive Compensation............................   90
  Five-year Shareholder Return......................   92
  Cumulative Total Shareholder Return...............   92
  Executive Annual Retirement Benefit...............   93
  Compliance with Section 16(a) of the Exchange
    Act.............................................   93
  Relationship with Independent Public
    Accountants.....................................   94
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC
  ACCOUNTANTS.......................................   95
LEGAL MATTERS.......................................   95
EXPERTS.............................................   95
SHAREHOLDER PROPOSALS...............................   96
ANNEXES:
A  -- Amended and Restated Agreement and Plan of
      Merger, as amended............................  A-1
B  -- Goldman, Sachs & Co. Fairness Opinion.........  B-1
C  -- Employment Agreement of Ken L. Harrison.......  C-1
D -- Employment Agreement of Joseph M. Hirko........  D-1
E  -- New Enron Restated Articles of
      Incorporation.................................  E-1
F  -- Form of Series Designation for New Enron
      Convertible Preferred Stock...................  F-1
G -- Form of Series Designation for New Enron 9.142%
     Preferred Stock................................  G-1

               PROXY STATEMENT/PROSPECTUS INDEX OF DEFINED TERMS

                                              PAGE
                                              ----
1935 Act....................................   24
Accrued Benefits............................   56
Affiliate Agreements........................   49
Affiliate Shares............................   49
Amended Merger Agreement....................    1
Annual Meeting..............................    1
Business Transaction........................   73
Change in Control...........................   94
Change of Control Event.....................   58
Closing.....................................   10
Closing Date................................   10
Closing Price...............................   52
Code........................................   12
Combined Estimates..........................   37
Commission..................................    2
Company.....................................    1
Continuing Director.........................   73
Converted Shares............................   51
Core Business...............................   42
Current Agreement...........................   89
Current Participants........................   55
DGCL........................................   13
Directors' Insurance Plan...................   44
DDCP........................................   45
DRP.........................................   23
ECT.........................................   19
EEI.........................................   92
EES.........................................   19
Effective Time..............................   10
Engagement Letter...........................   39
Enron.......................................    1
Enron 9.142% Preferred Stock................   70
Enron Business Combination..................   59
Enron Bylaws................................   13
Enron Charter...............................   13
Enron Common Stock..........................    1
Enron Competing Transaction.................   55
Enron Convertible Preferred Stock...........   70
Enron Preferred Stock.......................    1
Enron QF's..................................   47
EOG.........................................   20
EPMI........................................   47
EPP.........................................   20
EPS.........................................   36
ESOP........................................   69
ESPP........................................   23
Exchange Act................................    2
Extraordinary Distribution..................   51
Extraordinary Distribution Value............   51
FERC........................................   19
First Amendment.............................    7
First Effective Time........................   24
Five Year Grant.............................   86
Florida Gas.................................   19
Foundation..................................   12
FTC.........................................   48
Fully Diluted Management Estimates..........   37
Gas Composite...............................   38
Gas Transactions............................   36
Goldman Sachs...............................    9
Goldman Selected Transactions...............   36
HR Committee................................   84
HSR Act.....................................   48

                                              PAGE
                                              ----
IBES........................................   36
Initial Term................................   41
Involuntary Termination.....................   41
IRS.........................................   45
LTIP........................................   40
LTIP Committee..............................   89
Management Primary Estimates................   37
MDCP........................................   45
Mergers.....................................    1
Named Officers..............................   85
New Enron...................................    1
New Enron Bylaws............................   13
New Enron Charter...........................   13
New Enron Common Stock......................    1
New Enron Convertible Preferred Stock.......   70
New Enron 9.142% Preferred Stock............   70
New Enron Preferred Stock...................    1
Nominating Committee........................   85
Nonqualified Plans..........................   55
Northern....................................   19
NQSO........................................   89
NRC.........................................   48
NRC Order...................................   48
NYSE........................................    1
OBCA........................................    8
OEFSC.......................................   47
Officers' Insurance Plan....................   44
OPUC........................................    7
OPUC Regulatory Condition...................   53
Original Merger Agreement...................    7
Original Regulatory Condition...............   28
Original Regulatory Plan....................   28
P/E.........................................   56
PGC.........................................    1
PGC Business Combination....................   59
PGC Bylaws..................................   13
PGC Certificate.............................   51
PGC Charter.................................   13
PGC Common Stock............................    1
PGC Competing Transaction...................   55
PGC Conversion Ratio........................    8
PGC Employees...............................   55
PGC Merger..................................    1
PGC Stock Option............................   56
PGC Stock Plan..............................   56
PGE.........................................    7
POL.........................................   48
PSDAR.......................................   48
PURPA.......................................   47
QF..........................................   47
Record Date.................................    8
Registration Statement......................    2
Reincorporation Merger......................    1
Related Person..............................   72
Revised Enron Share Value...................   51
RSP.........................................   23
Second Effective Time.......................   50
Securities Act..............................    2
Selected Gas Companies......................   36
Selected Utility Companies..................   35
SERP........................................   41
Smith Barney................................   25

                                              PAGE
                                              ----
Stipulation.................................   32
Stock Plan..................................   40
Strategic Review Committee..................   25
Success Fee.................................   39
Tax Penalties...............................   42
Termination Date............................   57

                                              PAGE
                                              ----
Termination for Cause.......................   41
Three Year Grants...........................   86
Transition Year.............................   56
Transwestern................................   19
Utility Composite...........................   38
Window Periods..............................   41

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus. Reference is made to, and this summary is qualified in its entirety by, the more detailed information contained in or incorporated by reference in this Proxy Statement/Prospectus, including the Amended Merger Agreement and other documents included as Annexes hereto. Shareholders are urged to read carefully this Proxy Statement/Prospectus and the Annexes hereto in their entirety.

                                 THE COMPANIES

     Enron and New Enron. Enron, a Delaware corporation organized in 1930, is an integrated natural gas and electricity company with headquarters in Houston, Texas. Essentially all of Enron's operations are conducted through its subsidiaries and affiliates, which are principally engaged in the transportation and wholesale marketing of natural gas to markets throughout the United States and internationally through approximately 36,000 miles of natural gas pipelines; the exploration for and production of natural gas and crude oil in the United States and internationally; the production, purchase, transportation and worldwide marketing of natural gas liquids and refined petroleum products; the independent (i.e., non-utility) development, promotion, construction and operation of power plants, natural gas liquids facilities and pipelines in the United States and internationally; and the non-price regulated purchasing and marketing of electricity and other energy related commitments. New Enron is an Oregon corporation incorporated in July 1996 for the purpose of succeeding to the business of Enron pursuant to the Reincorporation Merger. The principal executive offices of Enron and New Enron are located at 1400 Smith Street, Houston, Texas 77002, and their telephone number at such offices is (713) 853-6161.

     Portland General Corporation. PGC is a public utility holding company whose principal subsidiary is Portland General Electric Company ("PGE"), an electric utility located in Portland, Oregon. The principal executive offices of PGC, an Oregon corporation, are located at One World Trade Center, 121 S.W. Salmon Street, Portland, Oregon 97204, and PGC's telephone number at such office is
(503) 464-8820.

                          THE AMENDED MERGER AGREEMENT

     The Agreement and Plan of Merger relating to the Mergers was originally executed as of July 20, 1996 and amended and restated as of September 24, 1996 (in such form, the "Original Merger Agreement"). The Original Merger Agreement was approved by the shareholders of both Enron and PGC at meetings held November 12, 1996. After such approval, for the reasons discussed under "The
Mergers -- Background of the Mergers," the Original Merger Agreement was amended by the First Amendment to Amended and Restated Agreement and Plan of Merger (the "First Amendment"), entered into by the parties as of April 14, 1997. As described more fully below under "The Amended Merger Agreement -- First Amendment to Original Merger Agreement," the principal effects of the First Amendment are (i) to reduce the PGC Conversion Ratio (as hereinafter defined) to
0.9825 shares of New Enron Common Stock for each share of PGC Common Stock (as compared to one share of New Enron Common Stock for each share of PGC Common Stock under the Original Merger Agreement) and (ii) to increase the merger related benefits to be offered to PGE's customers in order to enhance the likelihood of obtaining approval by the Oregon Public Utility Commission ("OPUC") of the transactions contemplated by the Amended Merger Agreement. See "The Amended Merger Agreement -- Conditions to the Mergers." Approval of the Amended Merger Agreement by PGC shareholders (but not Enron shareholders) is required as a result of the First Amendment.

                               THE ANNUAL MEETING
GENERAL

     The Annual Meeting will be held on Tuesday, June 24, 1997, at Portland General Electric Company, Western Region Center, 14655 SW Old Scholls Ferry Road, Beaverton, Oregon, commencing at 1:30 p.m. local time. The purpose of the Annual Meeting is to consider and vote upon (i) a proposal to approve the Amended Merger Agreement, (ii) the election of three Class II members of the Board of Directors of PGC, (iii) the ratification of the appointment of Arthur Andersen LLP as PGC's independent public accountants for the year ending December 31, 1997, and (iv) such other matters as may properly be brought before the Annual Meeting. Only holders of record of shares of PGC Common Stock at the close of business on May 9, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 51,406,352 shares of PGC Common Stock outstanding. Each share of PGC Common Stock will be entitled to one vote on each matter to be acted upon at the Annual Meeting.

QUORUM; VOTE REQUIRED

     The presence, in person or by proxy, at the Annual Meeting of the holders of a majority of the shares of PGC Common Stock outstanding and entitled to vote is necessary to constitute a quorum at the meeting. The affirmative vote of the holders of a majority of the shares of PGC Common Stock outstanding and entitled to vote thereon at the Annual Meeting is required under the Oregon Business Corporation Act (the "OBCA") to approve the Amended Merger Agreement. Under Oregon law, a favorable vote by a plurality of shares of PGC Common Stock voting on the directors is required to elect the directors, and a favorable vote by a majority of shares of PGC Common Stock voting is required to ratify the appointment of the independent public accountants.

SECURITY OWNERSHIP OF MANAGEMENT

     As of the Record Date, the directors and executive officers of PGC and their affiliates owned approximately 0.8% of the outstanding shares of PGC Common Stock entitled to vote at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of PGC Common Stock outstanding and entitled to vote thereon at the Annual Meeting is required under the OBCA to approve the Amended Merger Agreement. Each of the directors and executive officers of PGC has advised PGC that he or she plans to vote or to direct the vote of all such shares of PGC Common Stock entitled to vote thereon in favor of approval of the Amended Merger Agreement.

                  THE MERGERS AND THE AMENDED MERGER AGREEMENT
GENERAL

     The PGC Merger. Immediately following the Reincorporation Merger described below, the parties will consummate the PGC Merger, in which PGC will merge with and into New Enron with New Enron continuing in existence as the surviving corporation. In the PGC Merger, each share of PGC Common Stock issued and outstanding at the effective time of the PGC Merger (other than shares owned by PGC, Enron, New Enron or any of their respective subsidiaries, which will be cancelled) will be converted into 0.9825 shares of New Enron Common Stock, subject to adjustment in certain circumstances (the "PGC Conversion Ratio"). See "The Amended Merger Agreement -- Manner and Basis of Converting Shares."

     The Reincorporation Merger. In the Reincorporation Merger, Enron will merge with and into New Enron, with New Enron continuing in existence as the surviving corporation. In connection with the Reincorporation Merger, the name of New Enron will be changed to "Enron Corp." Each share of Enron Common Stock issued and outstanding at the effective time of the Reincorporation Merger will be converted into one share of New Enron Common Stock and each share of any class or series of Enron Preferred Stock issued and outstanding at the effective time of the Reincorporation Merger will be converted into one share of a series of New Enron Preferred Stock having the same rights, preferences and limitations as the corresponding class or series of Enron Preferred Stock.

     Alternative Transaction Structure in the Event of Regulatory Reform. The Merger Agreement provides that if, prior to the Effective Time, certain regulatory reforms are enacted, the parties will revise the structure of the transactions contemplated by the Amended Merger Agreement so that the Reincorporation Merger will not occur and PGC will merge directly into Enron. See "The Mergers -- General Description of the Mergers -- Alternative Transaction Structure in the Event of Regulatory Reform."

BACKGROUND

     For a description of the background of the Mergers, including the circumstances leading up to the execution of the First Amendment, see "The Mergers -- Background of the Mergers."

REASONS FOR THE MERGERS

     Enron and PGC believe that the combined company and its shareholders can benefit significantly in long-term earnings and cash flow as a result of the expected strategic benefits resulting from the Mergers, including the following:

     - At the wholesale marketing, trading and supply level, the combined entity will be well positioned to be the provider of choice in energy products, principally natural gas and electricity. By combining Enron's marketing and risk management expertise with PGC's physical delivery capabilities and asset operation experience, the combined entity will have a strong presence in the wholesale and retail energy markets, both domestically and internationally.

     - At the domestic retail level, the combined entity will strive to be the leading national brand-name total energy provider. By combining the companies' respective retail marketing expertise in natural gas, electricity and energy management, the combined entity will be able to provide a full range of energy products and specialty services to commercial, industrial and residential customers. By building on PGC's experience in automated metering, billing, auditing and other end-user customer service functions, the combined entity will be able to offer reliable, low-cost energy and energy management services to customers nationwide. In addition, PGC has several non-regulated service and infrastructure investments that both companies believe have significant growth potential.

     - The combined entity will also aim to be the most innovative and efficient manager of electric generation, transmission and distribution assets in the rapidly changing worldwide marketplace for power. By leveraging the operating and engineering expertise of PGC with Enron's worldwide asset base and experience, the combined entity will be able to expand domestic and international activities across multiple energy sources, including natural gas, oil, coal and hydro power.

     - For more than a decade, Enron has participated in the fully competitive market for natural gas. More recently, Enron has participated in the increasingly competitive market for electricity. Enron's competitive experience will help the combined entity successfully compete in the electricity marketplace.

     As more fully described in "The Mergers -- Reasons for the Mergers; Recommendation of the PGC Board of Directors," Enron and PGC also believe that the Mergers will benefit their respective customers and employees.

OPINION OF PGC FINANCIAL ADVISOR

     Goldman, Sachs & Co. ("Goldman Sachs") has delivered its written opinion as of April 14, 1997, which opinion has been confirmed in writing as of the date hereof, that as of such dates and based upon the factors and assumptions described in such opinion, the PGC Conversion Ratio pursuant to the Amended Merger Agreement is fair to the holders of PGC Common Stock (other than Enron or any of its subsidiaries). For information regarding the opinion of Goldman Sachs, including the assumptions made, matters considered and limits of such opinion, see "The Mergers -- Opinion of PGC Financial Advisor" and the full text of the opinion dated the date hereof, which is included as Annex B hereto.

RECOMMENDATION OF THE PGC BOARD OF DIRECTORS

     The Board of Directors of PGC has determined that the transactions contemplated by the Amended Merger Agreement are fair to, and in the best interests of, PGC and its shareholders and recommends that the holders of PGC Common Stock vote FOR approval of the Amended Merger Agreement at the Annual Meeting. See "The Mergers -- Background of the Mergers" and "-- Reasons for the Mergers; Recommenda-tion of the PGC Board of Directors." In considering the recommendation of the PGC Board with respect to the Amended Merger Agreement, PGC shareholders should be aware that certain officers and directors of PGC have certain interests respecting the Mergers, apart from their interests as shareholders of PGC. See "The Mergers -- Interests of Certain Persons in the Mergers."

REGULATORY APPROVALS

     Upon completion of the PGC Merger, New Enron will be the owner of the common stock of PGE, the electric utility subsidiary of PGC. PGE is subject to the jurisdiction of the OPUC with respect to its electric utility operations. The approval of the OPUC is required for any transaction in which a person acquires the power to exercise any substantial influence over the policies and actions of a public utility subject to its jurisdiction. On August 30, 1996, Enron filed an application with the OPUC seeking approval of the PGC Merger.

     As part of the OPUC approval process, the OPUC staff, intervenors and public interest groups have raised a number of issues that they proposed to address by making the OPUC's merger approval subject to certain conditions. The First Amendment includes a revised regulatory plan that outlines the terms that Enron and PGC agreed would be offered in connection with Enron's application for OPUC approval, including guaranteed merger-related benefits to PGE's customers of $141 million. These terms are intended to address the issues that have been identified through the merger approval process and provide benefits sufficient to meet the applicable merger approval standard. Following the execution of the First Amendment, the OPUC staff and intervenors requested changes and additions to the conditions included in the First Amendment. As a result of the negotiation of these matters, the OPUC Staff, Enron, PGC and certain intervenors reached agreement on a revised set of conditions and signed a stipulation setting forth the parties' agreement to recommend that the OPUC adopt the stipulation (and the conditions contained therein) and approve the PGC Merger. The final decision of the OPUC with respect to Enron's merger application is currently scheduled for June 4, 1997.

     All regulatory approvals required for consummation of the Mergers have been obtained, except for approval by the OPUC. See "The Mergers -- Governmental and Regulatory Approvals" for a more complete description of these and other regulatory matters.

CLOSING; EFFECTIVE TIME OF THE MERGERS

     The closing of the transactions contemplated by the Amended Merger Agreement (the "Closing") and the effectiveness of the Mergers will occur as soon as practicable after satisfaction of the various conditions to the Mergers (the date of such closing being referred to herein as the "Closing Date"). The Mergers will become effective upon the filing of required merger documents with the Secretaries of State of Delaware and Oregon, or at such time as may be agreed by the parties and specified in such filings. The Reincorporation Merger will become effective prior to the PGC Merger. The time at which the PGC Merger becomes effective is referred to herein as the "Effective Time."

     In addition to being subject to PGC shareholder approval of the Amended Merger Agreement, the Mergers are subject to approval by the OPUC consistent with the proposed regulatory plan. As described above, the final decision of the OPUC with respect to Enron's merger application is currently scheduled for June 4, 1997. All other regulatory approvals and the requisite approval of the shareholders of Enron have already been obtained. If a favorable OPUC order is issued prior to the Annual Meeting, the parties anticipate that the Mergers would be consummated promptly after PGC shareholder approval at the Annual Meeting. There can be no assurance that the OPUC will issue a favorable order or that any order will be issued prior to the Annual Meeting. Either Enron or PGC may terminate the Amended Merger Agreement if the required regulatory approvals are not received and finalized on or before July 20, 1997, subject to a six-month extension by either party if that party believes there is a reasonable probability that the regulatory approvals will be obtained on or prior to the end of such six-month extension and certain other conditions are met. See "The Amended Merger Agreement -- Conditions to the Mergers" and "-- Termination of the Amended Merger Agreement."

NO SOLICITATION

     Until the Effective Time, PGC and Enron have agreed not to, and to cause their affiliates and representatives not to, solicit proposals from or provide information to or engage in discussions with third parties with respect to specified business combinations or similar transactions (which, in the case of Enron, include only transactions that by their terms would prevent the consummation of the transactions contemplated by the Amended Merger Agreement or be conditioned on termination of the Amended Merger Agreement). The foregoing limitations are subject to exceptions that, prior to the Annual Meeting only, would permit PGC to engage in discussions with third parties regarding competing transactions if necessary to comply with the fiduciary duties of its Board of Directors. See "The Amended Merger Agreement -- No Solicitation."

CONDITIONS TO THE CONSUMMATION OF THE MERGERS

     The respective obligations of Enron, New Enron and PGC to consummate the Mergers are subject to the satisfaction of certain conditions, including approval of the Amended Merger Agreement by the shareholders of PGC at the Annual Meeting, the absence of judgments or injunctions prohibiting the Mergers, the listing of the New Enron Common Stock on the NYSE and the receipt of certain required regulatory approvals. See "The Mergers -- Governmental and Regulatory Approvals."

     In addition, the obligations of Enron and New Enron to consummate the Mergers remain subject to the satisfaction of certain conditions, including the performance by PGC of its obligations under the Amended Merger Agreement and the representations and warranties of PGC being true at the Closing Date (in each case subject to certain materiality exceptions), the receipt by PGC of certain required third party consents to the Mergers and the satisfactory approval (as specified in the Amended Merger Agreement) of regulatory plans filed with the OPUC in connection with the Mergers and certain other matters. See "The Amended Merger Agreement -- Conditions to the Mergers" and "The Mergers -- Governmental and Regulatory Approvals."

     The obligation of PGC to consummate the PGC Merger remains subject to the satisfaction of certain conditions, including the performance by Enron of its obligations under the Amended Merger Agreement and the representations and warranties of Enron being true at the Closing Date (in each case subject to certain materiality exceptions), the receipt by Enron of certain required third party consents to the Mergers and consummation of the Reincorporation Merger. See "The Amended Merger Agreement -- Conditions to the Mergers."

TERMINATION OF THE AMENDED MERGER AGREEMENT

     Under specified circumstances, the Amended Merger Agreement may be terminated prior to the Closing Date, before or after approval of the Amended Merger Agreement by the shareholders of PGC at the Annual Meeting. See "The Amended Merger Agreement -- Termination of the Amended Merger Agreement."

TERMINATION FEES

     If the Amended Merger Agreement is terminated for specified reasons involving a competing business transaction relating to PGC, PGC would be required to pay Enron a termination fee of $60 million, and if the Amended Merger Agreement is terminated for specified reasons involving a change of control of Enron or a competing business transaction relating to Enron, Enron would be required to pay PGC a termination fee of $150 million. See "The Amended Merger Agreement -- Expenses and Termination Fees."

EMPLOYEE BENEFIT MATTERS; STOCK INCENTIVE PLANS

     Subject to certain limitations, the Amended Merger Agreement provides that, for two years following the Effective Time, New Enron will provide PGC Employees (as defined in the Amended Merger Agreement), other than employees represented by labor unions, with benefits that are not materially less favorable in the aggregate than those provided to such individuals under the PGC benefit plans prior to the Effective Time and will also cause certain benefit and severance plans of PGC to be maintained. See "The Amended Merger Agreement -- Employee Benefit Matters" and "-- Stock Options and Incentive Plans" for a description of certain other agreements contained in the Amended Merger Agreement with respect to employee benefit matters.

BOARD OF DIRECTORS AND MANAGEMENT OF NEW ENRON FOLLOWING THE MERGERS

     The parties have agreed that the Board of Directors of New Enron after the Mergers will be comprised of no more than 17 members, of whom three will be designated by PGC. One of the three PGC designees will be Ken L. Harrison, currently the Chairman of the Board, Chief Executive Officer and President of PGC. Enron intends that the remaining members of the New Enron Board of Directors will be comprised of members of the Enron Board of Directors at the Effective Time.

     The current management of Enron will comprise the management of New Enron after the Mergers, except that, pursuant to the Amended Merger Agreement, Mr. Harrison will serve as Vice Chairman of the Board of Directors of New Enron and Chairman of the Board and Chief Executive Officer of PGE, and Joseph M. Hirko, currently Senior Vice President and Chief Financial Officer of PGC, will hold the position of Senior Vice President of New Enron. Pursuant to the Amended Merger Agreement, Enron has entered into employment agreements with each of Messrs. Harrison and Hirko, which will become effective upon consummation of the Mergers and which are included as Annexes C and D hereto, respectively. See "The Mergers -- Interests of Certain Persons in the Mergers."

CERTAIN POST-MERGER OPERATIONS

     After the Mergers, New Enron will continue to be based in Houston, Texas. Pursuant to the Amended Merger Agreement, PGE will maintain its principal corporate offices in Portland, Oregon. The Amended Merger Agreement also provides that the current officers of PGE will be entitled to maintain their current titles and responsibilities as officers of PGE unless and until otherwise determined by the Board of Directors of New Enron. Following the Effective Time, New Enron will designate a number of directors of PGE consisting of directors of Enron and/or employees of Enron or any subsidiary thereof, including Ken L. Harrison and Joseph M. Hirko. In addition, PGC will have the right to designate no more than seven non-voting advisory directors to the PGE Board. The Amended Merger Agreement provides that immediately prior to the Effective Time, each of Enron and PGC will cause contributions of $10 million to be made to the assets of the PGE Foundation (the "Foundation"), and the assets of the Foundation will be used for charitable purposes in accordance with the constituent documents of the Foundation in the service area of PGE. The current directors of the Foundation, or persons nominated by a majority of such directors or nominated by their successors in accordance with this provision, will be the directors of the Foundation. See "The Amended Merger
Agreement -- Certain Post-Merger Matters."

FEDERAL INCOME TAX CONSEQUENCES

     The Mergers are intended to qualify as reorganizations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming the Mergers so qualify, no gain or loss will be recognized for federal income tax purposes by Enron, New Enron or PGC as a result of the Mergers, and holders of PGC Common Stock will not recognize any gain or loss as a result of the exchange of such shares for New Enron Common Stock pursuant to the Mergers (except to the extent of cash received, if any, in lieu of fractional shares). For a discussion of these and other federal income tax considerations in connection with the Mergers, see "The Mergers -- Federal Income Tax Consequences."

ACCOUNTING TREATMENT

     The PGC Merger will be accounted for as a "purchase" of PGC for financial reporting purposes. See "The Mergers -- Accounting Treatment."

NO APPRAISAL RIGHTS

     No holder of PGC Common Stock will be entitled to any dissenters' or appraisal rights in connection with the transactions contemplated by the Amended Merger Agreement.

EXCHANGE OF STOCK CERTIFICATES

     Promptly after consummation of the Mergers, a letter of transmittal will be sent to each holder of record of PGC Common Stock immediately before the Effective Time for use in exchanging certificates formerly representing shares of PGC Common Stock for certificates representing shares of New Enron Common Stock. Certificates should not be surrendered by the holders of PGC Common Stock until they have received the letter of transmittal from New Enron. See "The Amended Merger Agreement -- Manner and Basis of Converting Shares."

NO FRACTIONAL SHARES

     No fractional shares of New Enron Common Stock will be issued to any holder of PGC Common Stock in connection with the PGC Merger. Instead, holders of PGC Common Stock who would otherwise be entitled to a fractional share of New Enron Common Stock in the PGC Merger will be entitled to receive a cash payment in lieu of such fraction, determined in accordance with the Amended Merger Agreement. See "The Amended Merger Agreement -- Treatment of Fractional Interests."

INTERESTS OF CERTAIN PERSONS IN THE MERGERS

     Certain members of PGC's Board of Directors and management have personal interests with respect to the PGC Merger separate from their interests as holders of PGC Common Stock, including the following:

     Directorships. The Amended Merger Agreement provides that PGC will designate, prior to the Effective Time, three persons to the New Enron Board of Directors. One of these three designees will be Ken L. Harrison, current Chairman, Chief Executive Officer and President of PGC and PGE.

     Employment Agreements. Mr. Harrison, Mr. Hirko and several senior executives of PGC and PGE have entered into employment agreements with PGE and Enron which will become effective and supersede their existing employment agreements with PGC or PGE at the Effective Time. As a result of PGC shareholder approval of the Original Merger Agreement, pursuant to the terms of their existing employment agreements these executives will be entitled to certain benefits if the Mergers are not consummated and their superseding employment agreements do not become effective.

     Vesting of Certain Benefits for PGC Directors and Executive Officers. Upon PGC shareholder approval of the Original Merger Agreement, the shares of restricted PGC Common Stock and options to purchase shares of PGC Common Stock held by certain directors and executive officers vested pursuant to the terms of the plans under which they were granted.

     See "The Mergers -- Interests of Certain Persons in the Mergers."

              COMPARATIVE RIGHTS OF NEW ENRON AND PGC SHAREHOLDERS

     Rights of shareholders of PGC are currently governed by the OBCA, the Articles of Incorporation, as amended, of PGC (the "PGC Charter") and PGC's Bylaws, as amended (the "PGC Bylaws"). Upon consummation of the PGC Merger, PGC shareholders will become shareholders of New Enron and their rights as shareholders of New Enron will be governed by the Articles of Incorporation of New Enron (the "New Enron Charter") and New Enron's Bylaws (the "New Enron Bylaws"). There will be a number of differences between the rights of PGC shareholders and the rights of New Enron shareholders.

     If the structure of the transaction contemplated by the Amended Merger Agreement is altered to eliminate the Reincorporation Merger as described under "The Mergers -- General Description of the Mergers -- Alternative Transaction Structure in the Event of Regulatory Reform," and PGC merges directly into Enron, then the rights of PGC shareholders would be governed by the Delaware General Corporation Law ("DGCL"), Enron's Restated Certificate of Incorporation (the "Enron Charter") and Enron's Bylaws (the "Enron Bylaws"). The rights of Enron and PGC shareholders differ in a number of respects. See "Comparative Rights of New Enron, Enron and PGC Shareholders" and "Description of New Enron Capital Stock."

                               MARKET PRICE DATA

     Enron Common Stock is traded on the NYSE and on the Chicago, Pacific, London and Frankfurt exchanges under the symbol "ENE," and the PGC Common Stock is traded on the NYSE and the Pacific Stock Exchange under the symbol "PGN." The following table sets forth the closing sales prices per share of PGC Common Stock and Enron Common Stock as reported on the NYSE on July 19, 1996, the last business day prior to announcement by the parties of the Amended Merger Agreement, on April 11, 1997, the last business day prior to announcement of the First Amendment, and on May 15, 1997, the last trading day for which prices were available prior to the date of this Proxy Statement/Prospectus:

                                                                  MARKET PRICE PER SHARE
                                                              -------------------------------
                                                                  PGC              ENRON
                            DATE                              COMMON STOCK     COMMON STOCK
                            ----                              ------------    ---------------
July 19, 1996...............................................    $28.125           $41.750
April 11, 1997..............................................    $32.000           $35.875
May 15, 1997................................................    $39.000           $40.500

     An application will be made to have the New Enron Common Stock listed for trading on the NYSE and the Chicago, Pacific, London and Frankfurt exchanges after the Mergers.

               SELECTED HISTORICAL FINANCIAL INFORMATION OF ENRON

     The financial information set forth below has been derived from the audited and unaudited consolidated financial statements of Enron. The information should be read in connection with, and is qualified in its entirety by reference to, Enron's financial statements and notes thereto incorporated by reference herein. See "Incorporation of Certain Documents by Reference." The interim data reflect all adjustments that, in the opinion of management of Enron, are necessary to present fairly such information for the interim periods. The results of operations for the three-month periods are not necessarily indicative of the results expected for a full year or any other interim period.

                                                                                                        THREE MONTHS
                                                             YEAR ENDED DECEMBER 31,                   ENDED MARCH 31,
                                               ---------------------------------------------------    -----------------
                                                1992       1993       1994       1995       1996       1996       1997
                                               -------    -------    -------    -------    -------    -------    ------
                                                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)             (UNAUDITED)
INCOME STATEMENT DATA:
Revenues.....................................  $ 6,415    $ 7,985    $ 8,984    $ 9,189    $13,289    $ 3,054    $5,344
Costs and expenses
  Cost of gas and other products sold........    4,222      5,567      6,517      6,733     10,478      2,341     4,632
  Operating expenses.........................    1,037      1,146      1,124      1,218      1,421        297       273
  Oil and gas exploration expenses...........       59         76         84         79         89         19        22
  Depreciation, depletion and amortization...      376        458        441        432        474        120       124
  Taxes, other than income taxes.............      101        108        102        109        137         37        36
                                               -------    -------    -------    -------    -------    -------    ------
                                                 5,795      7,355      8,268      8,571     12,599      2,814     5,087
                                               -------    -------    -------    -------    -------    -------    ------
Operating income.............................      620        630        716        618        690        240       257
Other income and deductions
  Equity in earnings of unconsolidated
    subsidiaries.............................       56         73        112         86        215         31        41
  Other, net.................................       91         95        116        461        333        144       131
                                               -------    -------    -------    -------    -------    -------    ------
Income before interest, minority interests
  and income taxes...........................      767        798        944      1,165      1,238        415       429
Interest and related charges, net............      330        300        273        284        274         69        70
Dividends on preferred stock of
  subsidiaries...............................       --          2         20         32         34          8        15
Minority interests...........................       18         28         31         44         75         15        19
Income taxes.................................       90        135        167        285        271        110       103
                                               -------    -------    -------    -------    -------    -------    ------
Income before extraordinary items............      329        333        453        520        584        213       222
Extraordinary items..........................      (23)(1)      --        --         --         --         --        --
                                               -------    -------    -------    -------    -------    -------    ------
Net income...................................      306        333(2)     453        520        584        213       222
Preferred stock dividends....................       22         17         15         16         16          4         4
                                               -------    -------    -------    -------    -------    -------    ------
Earnings on common stock.....................  $   284    $   316    $   438    $   504    $   568    $   209    $  218
                                               =======    =======    =======    =======    =======    =======    ======
Primary earnings per common share............  $  1.29    $  1.32    $  1.80    $  2.07    $  2.31    $  0.86    $ 0.88
                                               =======    =======    =======    =======    =======    =======    ======
Fully diluted earnings per common share......  $  1.21    $  1.25    $  1.70    $  1.94    $  2.16    $  0.80    $ 0.81
                                               =======    =======    =======    =======    =======    =======    ======
Cash dividends per common share..............  $  0.66    $  0.71    $  0.76    $  0.81    $  0.86    $0.2125    $0.225
                                               =======    =======    =======    =======    =======    =======    ======

                                                                         DECEMBER 31,
                                                      ---------------------------------------------------    MARCH 31,
                                                       1992       1993       1994       1995       1996        1997
                                                      -------    -------    -------    -------    -------    ---------
                                                            (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)         (UNAUDITED)
BALANCE SHEET DATA:
Total assets........................................  $10,312    $11,504    $11,966    $13,239    $16,137     $15,148
Long-term debt (including amounts reclassified from
  short-term debt)..................................    2,459      2,661      2,805      3,065      3,349       3,564
Company-obligated preferred stock of subsidiaries...       --        214        377        377        592         764
Minority interests..................................      179        196        290        549        755         754
Shareholders' equity................................    2,518      2,623      2,880      3,165      3,723       3,914
Book value per common share.........................     9.61      10.01      10.94      12.01      13.81       14.48

---------------

(1) Relates to an early extinguishment of debt.

(2) Includes a primarily non-cash charge of $54 million to adjust for the increase in the corporate federal income tax rate from 34 percent to 35 percent.

                SELECTED HISTORICAL FINANCIAL INFORMATION OF PGC

     The financial information set forth below has been derived from the audited and unaudited consolidated financial statements of PGC. The information should be read in connection with, and is qualified in its entirety by reference to, PGC's financial statements and notes thereto incorporated by reference herein. See "Incorporation of Certain Documents by Reference." The interim data reflect all adjustments that, in the opinion of management of PGC, are necessary to present fairly such information for the interim periods. The results of operations for the three-month periods are not necessarily indicative of the results expected for a full year or any other interim period.

                                                                                      THREE MONTHS
                                                  YEAR ENDED DECEMBER 31,            ENDED MARCH 31,
                                          ----------------------------------------   ---------------
                                          1992    1993    1994      1995     1996     1996     1997
                                          -----   -----   -----     -----   ------   ------   ------
                                          (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)      (UNAUDITED)
INCOME STATEMENT DATA:
Operating revenues......................  $ 883   $ 947   $ 959     $ 984   $1,112    $ 301    $ 368
Operating expenses
  Purchased power and fuel..............    222     312     347       294      317       80      157
  Production and distribution...........     94      74      62        64       82       22       20
  Maintenance and repairs...............     70      55      47        48       55       13        8
  Administrative and other..............    112     100     101       108      116       28       25
  Depreciation and amortization.........     99     122     124       134      155       38       39
  Taxes, other than income taxes........     55      56      52        51       52       15       15
                                          -----   -----   -----     -----   ------    -----    -----
                                            652     719     733       699      777      196      264
                                          -----   -----   -----     -----   ------    -----    -----
Operating income before income taxes....    231     228     226       285      335      105      104
Income taxes............................     67      70      72        89      110       37       40
                                          -----   -----   -----     -----   ------    -----    -----
Net operating income....................    164     158     154       196      225       68       64
Other income (deductions)
  Regulatory disallowance -- net of
     income taxes of $25................     --      --      --       (50)      --       --       --
  Interest expense......................    (74)    (71)    (71)      (79)     (79)     (20)     (19)
  Allowance for funds used during
     construction.......................      3       1       4        11        2       --       --
  Preferred dividend
     requirement -- PGE.................    (13)    (12)    (11)      (10)      (3)      (1)      (1)
  Other -- net of income taxes..........     10      13      17        13      (15)       2       15
                                          -----   -----   -----     -----   ------    -----    -----
Income from continuing operations.......     90      89      93        81      130       49       59
Discontinued operations.................     --      --       7(1)     --       --       --       --
                                          -----   -----   -----     -----   ------    -----    -----
Net income..............................  $  90   $  89   $ 100     $  81   $  130    $  49    $  59
                                          =====   =====   =====     =====   ======    =====    =====
Primary earnings per common share from
  continuing operations.................  $1.93   $1.88   $1.86     $1.60   $ 2.53    $0.97    $1.16
Primary earnings per common share from
  discontinued operations...............     --      --    0.13        --       --       --       --
                                          -----   -----   -----     -----   ------    -----    -----
Primary earnings per common share.......  $1.93   $1.88   $1.99     $1.60   $ 2.53    $0.97    $1.16
                                          =====   =====   =====     =====   ======    =====    =====
Cash dividends per common share.........  $1.20   $1.20   $1.20     $1.20   $ 1.28    $0.32    $0.32
                                          =====   =====   =====     =====   ======    =====    =====

                                                          DECEMBER 31,
                                           ------------------------------------------    MARCH 31,
                                            1992     1993     1994     1995     1996       1997
                                           ------   ------   ------   ------   ------   -----------
                                            (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)     (UNAUDITED)
BALANCE SHEET DATA:
Total assets.............................  $3,141   $3,449   $3,559   $3,448   $3,583     $3,621
Short-term debt..........................     141      159      149      170       92         73
Long-term debt and preferred stock of
  subsidiary due within one year.........      48       52       82      105       93         69
Long-term debt...........................     856      843      836      891      933        931
Company-obligated preferred stock of
  subsidiary.............................     152      140      120       40       30         30
Shareholders' equity.....................     713      760      858      893      971      1,017
Book value per common share..............   15.65    16.35    17.27    17.67    18.99      19.83

---------------

(1) Gain on disposal of real estate operations.

           SUMMARY UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

     The following unaudited pro forma selected combined financial information presents the combined financial data of Enron and PGC for the year ended December 31, 1996 and as of and for the three months ended March 31, 1997. The unaudited pro forma combined income statement data give effect to the Mergers as if they had occurred on January 1, 1996 and the unaudited pro forma combined balance sheet data give effect to the Mergers as if they had occurred on March 31, 1997. Enron will account for the Mergers as a purchase. The unaudited pro forma selected combined financial data have been derived from the unaudited pro forma combined financial statements included herein and should be read in conjunction with those statements, the related notes thereto and with the separate historical financial statements of Enron and PGC incorporated herein by reference. See "Incorporation of Certain Documents by Reference." The pro forma data are not necessarily indicative of the actual or future results of operations or financial condition that would have been reported had the Mergers occurred on the dates assumed.

                                                                 YEAR ENDED       THREE MONTHS ENDED
                                                              DECEMBER 31, 1996     MARCH 31, 1997
                                                              -----------------   ------------------
                                                                 (UNAUDITED)         (UNAUDITED)

                                                              (IN MILLIONS EXCEPT PER SHARE AMOUNTS)
INCOME STATEMENT DATA:
Revenues....................................................       $14,401              $5,712
                                                                   -------             -------
Costs and expenses
  Cost of gas and other products............................        10,795               4,789
  Operating expenses........................................         1,674                 326
  Oil and gas exploration expenses..........................            89                  22
  Depreciation, depletion and amortization..................           654                 170
  Taxes, other than income taxes............................           189                  51
                                                                   -------             -------
                                                                    13,401               5,358
                                                                   -------             -------
Operating income............................................         1,000                 354
Other income and deductions, net............................           550                 198
                                                                   -------             -------
Income before interest, minority interests and income
  taxes.....................................................         1,550                 552
Interest and related charges, net...........................           360                  91
Dividends on preferred stock of subsidiaries................            37                  16
Minority interests..........................................            75                  19
Income taxes................................................           381                 152
                                                                   -------             -------
Net income..................................................           697                 274
Preferred stock dividends...................................            16                   4
                                                                   -------             -------
Earnings on common stock....................................       $   681              $  270
                                                                   =======             =======
Earnings per share of common stock
  Primary...................................................       $  2.30              $ 0.91
                                                                   =======             =======
  Fully diluted.............................................       $  2.17              $ 0.85
                                                                   =======             =======
Cash dividends per share of common stock(1).................       $  0.86              $0.225
                                                                   =======             =======

                                                              MARCH 31, 1997
                                                              --------------
BALANCE SHEET DATA:
Total assets................................................     $19,714
Short-term debt.............................................          73
Long-term debt due within one year..........................          69
Long-term debt (including amounts reclassified from
  short-term debt)..........................................       4,515
Company-obligated preferred stock of subsidiaries...........         795
Minority interests..........................................         754
Shareholders' equity........................................       5,777
Book value per common share.................................       18.01

---------------

(1) Pro forma cash dividends per common share reflect quarterly cash dividends of Enron of $.2125 per share ($.85 per share annually), which were increased to $.225 per share ($.90 per share annually) beginning in the fourth quarter of 1996.

                           COMPARATIVE PER SHARE DATA

     The following table sets forth for the Enron Common Stock and PGC Common Stock selected historical per share data and the corresponding unaudited pro forma per share amounts as of and for the periods indicated, giving effect to the Mergers. The data presented are based upon the consolidated financial statements and related notes of each of Enron and PGC incorporated by reference into this Proxy Statement/Prospectus and the unaudited pro forma combined balance sheet and income statements, including the notes thereto, appearing elsewhere herein. This information should be read in conjunction with, and is qualified in its entirety by, the historical and unaudited pro forma combined financial statements and related notes thereto. The assumptions used in the preparation of this table appear under "Unaudited Pro Forma Financial Information." The comparative per share data are not necessarily indicative of the results of the future operations of the combined organization or the actual results that would have occurred if the Mergers had been consummated at the beginning of the periods indicated.

                                                                         ENRON/PGC     PGC EQUIVALENT
                                              ENRON          PGC         PRO FORMA       PRO FORMA
                                            HISTORICAL    HISTORICAL    COMBINED(1)     COMBINED(2)
                                            ----------    ----------    -----------    --------------
Book value per common share:
  December 31, 1996.......................   $ 13.81        $18.99        $    --          $   --
  March 31, 1997..........................     14.48         19.83          18.01           17.69
Cash dividends per common share:
  December 31, 1996.......................      0.86          1.28           0.86(3)         0.84
  March 31, 1997..........................     0.225          0.32          0.225(3)         0.22
Net income:
  Primary:
     Year ended December 31, 1996.........      2.31          2.53           2.30            2.26
     Three months ended March 31, 1997....      0.88          1.16           0.91            0.89
  Fully diluted:
     Year ended December 31, 1996.........      2.16          2.53           2.17            2.13
     Three months ended March 31, 1997....      0.81          1.16           0.85            0.84

---------------

(1) See "Unaudited Pro Forma Financial Information."

(2) Represents the product of the amounts set forth under "Enron/PGC Pro Forma Combined" multiplied by the PGC Conversion Ratio of 0.9825.

(3) Pro forma cash dividends per common share reflect quarterly cash dividends of Enron of $.2125 per share ($.85 per share annually), which were increased to $.225 per share ($.90 per share annually) beginning in the fourth quarter of 1996.

                           FORWARD LOOKING STATEMENTS

     This Proxy Statement/Prospectus includes forward looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical facts included or incorporated by reference in this Proxy Statement/Prospectus, including, without limitation, statements regarding PGC's, Enron's, New Enron's or the surviving company's future financial position, business strategy, budgets, reserve estimates, projected costs and plans and objectives of management for future operations, are forward looking statements. Although Enron and PGC believe their expectations reflected in such forward looking statements are based on reasonable assumptions, no assurance can be given that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from the expectations reflected in the forward looking statements herein include political developments in foreign countries, the pace of deregulation of retail natural gas and electricity markets in the United States (including impacts on PGE), other actions taken by regulatory authorities, the timing and extent of changes in commodity prices for crude oil, natural gas, electricity and interest rates, the extent of success in acquiring oil and gas properties and in discovering, developing and producing reserves, the timing and success of efforts to develop international power, pipeline and other infrastructure projects, conditions of the capital markets and equity markets and the ability of Enron and PGC to achieve the goals described in "The Mergers -- Reasons for the Mergers; Recommendation of the PGC Board of Directors" during the periods covered by the forward looking statements. All subsequent written or oral forward looking statements attributable to PGC, Enron or New Enron, or persons acting on their behalf, are expressly qualified in their entirety by the foregoing cautionary statements.

                                 THE COMPANIES
ENRON

     Enron is an integrated natural gas and electricity company with headquarters in Houston, Texas. Essentially all of Enron's operations are conducted through its subsidiaries and affiliates which are principally engaged in the transportation and wholesale marketing of natural gas to markets throughout the United States and internationally through approximately 36,000 miles of natural gas pipelines; the exploration for and production of natural gas and crude oil in the United States and internationally; the production, purchase, transportation and worldwide marketing of natural gas liquids and refined petroleum products; the independent (i.e., non-utility) development, promotion, construction and operation of power plants, natural gas liquids facilities and pipelines in the United States and internationally; and the non-price regulated purchasing and marketing of electricity and other energy related commitments.

     Transportation and Operation. Enron's operations include interstate transmission of natural gas, construction, management and operation of natural gas and natural gas liquids pipelines, liquids plants, clean fuel plants and power facilities. Enron and its subsidiaries operate domestic interstate pipelines extending from Texas to the Canadian border and across the southern United States from Florida to California. Included in Enron's domestic interstate natural gas pipeline operations are Northern Natural Gas Company ("Northern"), Transwestern Pipeline Company ("Transwestern") and Florida Gas Transmission Company ("Florida Gas") (indirectly 50% owned by Enron), and all such pipelines are subject to the regulatory jurisdiction of the Federal Energy Regulatory Commission ("FERC"). Each pipeline serves customers in a specific geographical area: Northern, the upper Midwest; Florida Gas, the State of Florida; and Transwestern, principally the California market and pipeline interconnects on the east end of Transwestern's system. In addition, Enron holds a 13% interest in Northern Border Partners, L.P., which owns a 70% interest in the Northern Border Pipeline system. An Enron subsidiary operates the Northern Border Pipeline system, which transports gas from western Canada to delivery points in the midwestern United States.

     Domestic Gas and Power Services. Through its wholly owned subsidiary Enron Capital & Trade Resources Corp. and its affiliated companies ("ECT"), Enron purchases natural gas, natural gas liquids, electricity and other energy products through a variety of contractual arrangements, including both short-term and long-term contracts, the arrangement of production payment and other financing transactions, and other contractual arrangements. ECT markets these energy products to local distribution companies, electric utilities, cogenerators, and both commercial and industrial end-users. ECT also provides price risk management services in connection with natural gas, natural gas liquids and power transactions through both physical delivery and financial arrangements.

     ECT offers a broad range of non-price regulated natural gas merchant services by tailoring a variety of supply and marketing options to its customers' specific needs. ECT's strategy is to provide predictable pricing, reliable delivery and low cost capital to its customers. ECT provides these services through a variety of instruments, including forward contracts, swap agreements and other contractual commitments.

     ECT recently established Enron Energy Services ("EES") to pursue the significant growth opportunities in anticipation of a fully competitive retail natural gas and electricity market. As states begin to deregulate their natural gas and electricity markets, and as these markets continue to converge, EES's goal is to provide end-users with a broad range of energy choices at more competitive prices. EES has participated in selected natural gas and electric retail marketing pilot programs, including a state-wide electricity pilot in New Hampshire, where individual customers are free to select the power provider of their choice. EES will endeavor to continue to participate in such programs.

     International Operations and Development. Enron's international activities principally involve the independent (non-utility) development, acquisition, financing, promotion and operation of natural gas and power projects in emerging markets, and the marketing of natural gas liquids and other liquid fuels. Development projects are focused on power plants, gas processing and terminalling facilities, and gas pipelines, while marketing activities center on fuels used by or transported through such facilities. Enron's international activities include management of direct and indirect ownership interests in and operation of power plants in England, Germany, Guatemala, the Dominican Republic, the Philippines and China; pipeline systems in Argentina and Colombia; retail gas and propane sales in the Caribbean basin; processing of natural gas liquids at Teesside, England; and marketing of natural gas liquids and other liquid fuels worldwide. Enron is also involved in power, pipeline and liquefied natural gas projects in varying stages of development in China, India, Puerto Rico, Italy, Turkey, Qatar, Vietnam, Israel, Jordan, Bolivia, Brazil, Indonesia and elsewhere.

     Enron Global Power & Pipelines L.L.C., a Delaware limited liability company ("EPP"), was formed by Enron to acquire, own and manage operating power plants and natural gas pipelines around the world. EPP's assets consist of interests in two power plants in the Philippines (with 226 megawatts of aggregate net generating capacity), a power plant in Guatemala (with 110 megawatts of net generating capacity), a 4,104 mile natural gas pipeline system in Argentina, a 357 mile natural gas pipeline in Colombia and a 185 megawatt oil-fired, barge mounted power plant in the Dominican Republic. Enron formed EPP in 1994 to attract public equity capital to emerging market infrastructure projects, to enable public investors to better evaluate and participate directly in the growth of Enron's operating power plant and natural gas pipeline activities in emerging markets and to generate additional capital for Enron to reinvest in future development efforts and for other corporate purposes. Enron owns approximately 52% of the common shares of EPP. On May 14, 1997, Enron submitted a formal merger proposal to the Oversight Committee of the Board of Directors of EPP. Under Enron's proposal, EPP would merge into Enron in a transaction in which each EPP stockholder would receive $32 per share in Enron Common Stock. In response to Enron's proposal, EPP indicated that its Oversight Committee will appoint independent financial and legal advisors to assist in evaluating Enron's proposal. The Oversight Committee is comprised of EPP's three outside directors. It is expected that it will be several weeks before the Oversight Committee completes its evaluation. Based upon recent market prices for Enron Common Stock, it is estimated that approximately 9.8 million shares of Enron Common Stock (or New Enron Common Stock following the Effective Time) would be issued in the proposed transaction.

     Exploration and Production. Substantially all of Enron's natural gas and crude oil exploration and production operations are conducted by its subsidiary Enron Oil & Gas Company ("EOG"). EOG is engaged in the exploration for, and development, production and marketing of, natural gas and crude oil primarily in major producing basins in the United States, as well as in Canada, Trinidad, India and, to a lesser extent, in selected other international areas. At December 31, 1996, EOG had estimated net proved natural gas reserves of 3,675 billion cubic feet, including 1,180 billion cubic feet of proved undeveloped methane reserves in the Big Piney, Wyoming deep Paleozoic formations, and estimated net proved crude oil, condensate and natural gas liquids reserves of 55 million barrels, and at such date, approximately 74% of EOG's reserves (on a natural gas equivalent basis) were located in the United States, 9% in Canada, 10% in Trinidad and 7% in India. Enron currently owns approximately 53% of the outstanding shares of common stock of EOG.

     Sale of Liquids Assets. During the first quarter of 1997, Enron completed the sale of (i) the stock of Enron Liquids Pipeline Company, a wholly owned subsidiary and the general partner and 15% owner and operator of Enron Liquids Pipeline, L.P., (ii) the stock of Enron Louisiana Energy Company, a natural gas processor and natural gas liquids producer and fractionator, which owns or holds majority interests in five processing plants, two liquids pipelines and a salt dome storage facility in Louisiana, (iii) its wholesale propane business, (iv) the stock of Enron Gas Processing Company, which owns leasehold and fee interests in the Bushton gas processing and natural gas liquids storage complex in Kansas, and (v) the general and limited partner interests in Enron Gathering Limited Partnership, which owns and operates an extensive natural gas gathering system in the Hugoton basin of Kansas and Oklahoma. The sale of these non-strategic North American liquids assets is consistent with Enron's previously announced strategy of focusing on core businesses, and is not material to Enron's operations.

     Additional information concerning Enron and its subsidiaries is included in the Enron documents filed with the Commission and incorporated herein by reference. See "Incorporation of Certain Documents by Reference."

NEW ENRON

     New Enron is a wholly-owned subsidiary of Enron incorporated in Oregon in July 1996 solely for the purpose of succeeding to the business of Enron pursuant to the Reincorporation Merger. New Enron currently conducts no business and has no material assets or liabilities.

PGC

     PGC is an electric utility holding company headquartered in Portland, Oregon. Its principal subsidiary is PGE, an electric utility incorporated in Oregon in 1930. PGC also has certain non-utility subsidiaries. PGE is engaged in the generation, purchase, transmission, distribution and sale of electricity primarily in the State of Oregon. PGE also purchases and sells energy to wholesale customers throughout the Western United States to balance its supply of power to meet the needs of its retail customers, manage risk and to administer PGE's current long-term wholesale contracts. PGE's Oregon service area is 3,170 square miles, including 54 incorporated cities of which Portland and Salem are the largest, within a state-approved service area allocation of 4,070 square miles. PGE estimates that at the end of 1996, its service-area population was approximately 1.4 million, constituting approximately 44% of the state's population. At December 31, 1996 PGE served approximately 670,000 customers. PGE owns hydroelectric and natural gas-fired generating plants in Oregon and is a part owner and operator of a coal plant in Oregon, and is a part owner of coal plants in Washington and Montana. PGC's non-utility subsidiaries are engaged in leveraged leasing and accounting and title-tracking administrative services to facilitate the trading of electricity in the deregulating electric power market, telecommunications and non-regulated energy services. Additional information concerning PGC and its subsidiaries is included in the PGC documents filed with the Commission which are incorporated by reference herein. See "Incorporation of Certain Documents by Reference."

                               THE ANNUAL MEETING

PURPOSE OF THE ANNUAL MEETING

     The purpose of the Annual Meeting is to consider and vote upon (i) a proposal to approve the Amended Merger Agreement, (ii) the election of three Class II members of the Board of Directors of PGC to hold office until the Annual Meeting in 2000 or until their successors are elected and qualified,
(iii) the ratification of the appointment of Arthur Andersen LLP as PGC's independent public accountants for the year ending December 31, 1997, and (iv) such other matters as may properly be brought before the Annual Meeting. The PGC Board is not aware, as of the date of mailing of this Proxy Statement/Prospectus, of any other matters that may properly come before the Annual Meeting. If any such other matters properly come before the Annual Meeting, or any adjournment thereof, it is the intention of the persons named in the PGC proxy to vote such proxies in accordance with their best judgment on such matters.

     THE PGC BOARD, BY A UNANIMOUS VOTE OF THE DIRECTORS PRESENT, HAS ADOPTED THE AMENDED MERGER AGREEMENT, AUTHORIZED THE EXECUTION AND DELIVERY OF THE AMENDED MERGER AGREEMENT, AND UNANIMOUSLY RECOMMENDS THAT PGC SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDED MERGER AGREEMENT.

     In considering the recommendation of the PGC Board with respect to the Amended Merger Agreement, shareholders should be aware that certain members of PGC's management and the PGC Board have certain interests in the Mergers that are in addition to the interests of shareholders of PGC generally and that could potentially represent conflicts of interest. The PGC Board was aware of these interests and considered them, among other matters, in adopting the Amended Merger Agreement. See "The Mergers -- Interests of Certain Persons in the Mergers."

DATE, PLACE AND TIME; RECORD DATE

     The Annual Meeting is scheduled to be held on Tuesday, June 24, 1997, at 1:30 p.m., local time, at Portland General Electric Company, Western Region Center, 14655 SW Old Scholls Ferry Road, Beaverton, Oregon. Holders of record of PGC Common Stock at the close of business on May 9, 1997, the Record Date, will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 51,406,352 shares of PGC Common Stock were issued and outstanding.

     A complete list of shareholders entitled to notice of the Annual Meeting will be available for inspection at the offices of PGC in Portland, Oregon during normal business hours upon written demand by any PGC shareholder or such shareholder's agent or attorney beginning two business days after the date of PGC's notice of meeting for the Annual Meeting and continuing through the Annual Meeting. Any shareholder or such shareholder's agent or attorney may, upon written demand and, subject to Section 60.774(3) of the OBCA, copy the shareholder list during regular business hours during the inspection period at such shareholder's expense.

     The Annual Meeting may be adjourned to another date and/or place for proper purposes (including, without limitation, for the purpose of soliciting additional proxies).

VOTING RIGHTS

     Each shareholder of record on the Record Date is entitled to one vote for each share of PGC Common Stock held on each matter submitted to a vote at the Annual Meeting. A majority of the outstanding shares of PGC Common Stock entitled to vote on a matter, represented in person or by proxy, constitutes a quorum for consideration of such matter at the Annual Meeting.

     The affirmative vote of the holders of at least a majority of the outstanding shares of PGC Common Stock will be sufficient to approve the Amended Merger Agreement. Abstentions and broker non-votes will have the same effect as votes cast against approval of the Amended Merger Agreement. Failure to return a PGC proxy or vote in person at the Annual Meeting will have the effect of a vote against approval of the Amended Merger Agreement.

     A favorable vote by a plurality of shares of PGC Common Stock voting on the directors is required to elect the directors, and a favorable vote by a majority of shares of PGC Common Stock voting is required to ratify the appointment of the independent public accountants. For election of directors, votes that are withheld will be excluded from the vote and will have no effect. Absentions and broker non-votes are counted in determining if a quorum exists, but are not counted in determining the outcome of the vote for the ratification of the appointment of independent public accountants.

PROXIES

     Any holder of PGC Common Stock may vote such shareholder's shares either in person or by duly authorized proxy. The giving of a proxy by a PGC shareholder will not affect such shareholder's right to vote such shares if the shareholder attends the Annual Meeting and desires to vote in person. Prior to the voting of a PGC proxy, such proxy may be revoked by the shareholder by delivering written notice of revocation to the Secretary of PGC, by executing a subsequently dated proxy or by voting in person at the Annual Meeting. All shares represented by effective proxies on the enclosed form of PGC proxy received by PGC will be voted at the Annual Meeting in accordance with the terms of such proxies. If no instructions are given, the PGC proxies will be voted FOR the approval of the Amended Merger Agreement, FOR the election of the directors named in such proxy card and FOR ratification of Arthur Andersen LLP as independent auditors for 1997.

     PGC will bear the cost of the solicitation of proxies for the Annual Meeting, except that PGC and Enron will share equally expenses incurred in connection with the printing and filing of this Proxy Statement/Prospectus. Certain officers, directors, employees and agents of PGC may solicit PGC proxies by correspondence, telephone, telegraph, telecopy or other electronic means, or in person, but without extra compensation. PGC will pay to banks, brokers, nominees and other fiduciaries their reasonable charges and expenses incurred in forwarding the proxy soliciting material to their principals. In addition, PGC has retained D. F. King & Co., Inc. to assist PGC in the solicitation of proxies for a fee of $10,000 plus reasonable out-of-pocket expenses. Such solicitation may be made by mail, telecommunication or in person.

VOTING PROCEDURES FOR PARTICIPANTS IN PGC'S DIVIDEND REINVESTMENT AND OPTIONAL CASH PAYMENT PLAN AND EMPLOYEE BENEFIT PLANS

     The enclosed proxy includes power to vote the number of shares of PGC Common Stock registered in a holder's name, according to the books of PGC's transfer agent, and the number of shares of PGC Common Stock beneficially owned by a holder in PGC's Dividend Reinvestment and Optional Cash Payment Plan ("DRP"). In addition, for participants in PGC's Retirement Savings Plan ("RSP") or the PGC Employee Stock Purchase Plan ("ESPP"), the proxy also serves as voting instructions to the Trustee and Plan Administrator of those plans to vote the shares of PGC Common Stock beneficially owned by the participant in those plans.

     PGC will mail this Proxy Statement/Prospectus and a proxy to all persons who, according to the books of PGC's Transfer Agent and the books of the Trustee and Plan Administrator of the RSP and ESPP, beneficially own shares of PGC Common Stock in the DRP, RSP or ESPP.

                                  THE MERGERS
                                  (PROPOSAL 1)

GENERAL DESCRIPTION OF THE MERGERS

     PGC Merger. Immediately following the Reincorporation Merger described below, the parties will consummate the PGC Merger, in which PGC will merge with and into New Enron, with New Enron continuing in existence as the surviving corporation. In the PGC Merger, each share of PGC Common Stock issued and outstanding at the Effective Time (other than shares owned by PGC, Enron, New Enron or any of their respective subsidiaries, which will be cancelled) will be converted into 0.9825 shares of New Enron Common Stock (the "PGC Conversion Ratio"). If, prior to the Effective Time, Enron effects certain changes in the Enron Common Stock or makes certain distributions on the Enron Common Stock, the PGC Conversion Ratio will be adjusted. See "The Amended Merger
Agreement -- Manner and Basis of Converting Shares -- Adjustments to PGC Conversion Ratio."

     Reincorporation Merger. At the effective time of the Reincorporation Merger (the "First Effective Time"), Enron will merge with and into New Enron, with New Enron continuing in existence as the surviving corporation. In connection with the Reincorporation Merger, the name of New Enron will be changed to "Enron Corp." In the Reincorporation Merger, each outstanding share of Enron Common Stock issued and outstanding at the First Effective Time will be converted into one share of New Enron Common Stock, and each share of any class or series of Enron Preferred Stock issued and outstanding at the First Effective Time will be converted into one share of a series of New Enron Preferred Stock having the same rights, preferences and limitations as the corresponding class or series of Enron Preferred Stock.

     Alternative Transaction Structure in the Event of Regulatory Reform. The Reincorporation Merger is intended solely to enable New Enron to qualify after the PGC Merger as an intrastate holding company exempt from registration under the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"). If, prior to the Effective Time, the 1935 Act is repealed or amended such that it would be possible to merge PGC into Enron without subjecting the surviving entity to 1935 Act registration, the Amended Merger Agreement provides that the parties will revise the structure of the transactions contemplated by the Amended Merger Agreement so that the Reincorporation Merger will not occur and PGC will merge directly into Enron. In such event, PGC shareholders will receive Enron Common Stock in the PGC Merger instead of New Enron Common Stock, and the obligations of New Enron under the Amended Merger Agreement will be obligations of Enron. See Exhibit B to the Amended Merger Agreement included herewith for a complete description of the alternative transaction structure. Approval of the Amended Merger Agreement by the shareholders of PGC at the Annual Meeting will be deemed to constitute approval of a revised transaction structure effected pursuant to these provisions. See "Comparative Rights of New Enron, Enron and PGC Shareholders."

BACKGROUND OF THE MERGERS

     The Original Merger Agreement. In response to the accelerating pace of regulatory change within the electric industry, Enron concluded by mid-1993 that it would benefit from the addition of retail electricity expertise and physical assets that would complement Enron's existing natural gas and electricity marketing, financial services and risk management expertise. Accordingly, at that time Enron began analyzing various alternatives for a strategic joint venture or acquisition in the electric power industry. Enron's objective was to add both strategic assets and unique skill sets that would complement Enron's existing wholesale power marketing business and enhance Enron's shareholder value. As a result of this analysis, Enron ultimately determined that a strategic transaction with a utility having PGE's operating characteristics would be beneficial to Enron and its stockholders.

     In February 1994, the PGC Board directed its management to present information and analyses to the PGC Board on the changes occurring in the electric industry and related energy markets, the potential effects of those changes on PGC's businesses and prospects and the potential strategic alternatives available to PGC in the context of those developments.

     In June 1994, Jeffrey Skilling, President and Chief Operating Officer of Enron, and Kenneth Rice, Chairman and Chief Executive Officer of ECT -- North America, met in Portland with Joseph Hirko, Senior Vice President and Chief Financial Officer of PGC. Mr. Skilling stated that the purpose for arranging the meeting was to lay the groundwork for exploring possible future business opportunities between the companies.

     In November 1994, at the invitation of Mr. Skilling, Messrs. Harrison, Hirko and Richard Dyer, Senior Vice President of PGE, visited Enron's corporate headquarters in Houston. During this visit, Messrs. Skilling and Rice and J. Clifford Baxter, Senior Vice President of Enron, indicated that Enron wished to enter into a relationship with a utility having PGE's operating characteristics. PGC's management responded that PGC was not interested at that time in pursuing a strategic relationship with Enron. There were no further discussions regarding a strategic business relationship between Enron and PGC until January 1996.

     Enron and PGC began to engage in minimal trading activities with each other in the ordinary course of business for buying and selling electric power in late November 1994.

     On September 12, 1995, the PGC Board formed a Strategic Review Committee (the "Strategic Review Committee"), consisting of Ms. Booth and Messrs. Brix, Harrison, McCain, Meyer and Willison, to supervise and direct management's exploration of possible strategic alternatives. Beginning in September 1995, the Strategic Review Committee and the PGC Board received periodic reports from management and representatives of Goldman Sachs regarding the analysis of strategic alternatives and covering general industry developments with respect to regulatory reforms, updates on merger activities within the electric utility industry, and comparative ratio analyses of PGC's performance relative to that of other electric utility industry participants.

     In October 1995, Enron and ECT retained Smith Barney Inc. ("Smith Barney") to assist in the investigation and analysis of possible strategic combinations and/or acquisitions within the electric utility industry.

     On January 17, 1996, at Enron's request, Messrs. Rice and Baxter met in Portland with Messrs. Harrison, Hirko, Dyer and Mr. Alvin Alexanderson, Senior Vice President and General Counsel of PGC. Mr. Rice articulated Enron's vision of the future of the energy industry and the opportunities and challenges facing companies such as Enron and PGC in an increasingly competitive environment. Messrs. Rice and Baxter suggested that the parties enter into discussions concerning possible joint ventures. The PGC and Enron executives agreed to explore various possible business relationships and transactions between the two companies.

     On February 6, 1996, at a meeting of the PGC Board, PGC senior management reported on the status of the discussions between PGC and Enron as well as other strategic alternatives.

     During the months since the January 17, 1996 meeting, up through the completion of the merger negotiations, the Enron Board and its Executive Committee were apprised from time to time by Enron management of the ongoing discussions and negotiations between PGC and Enron.

     On February 7 and 8, 1996, senior executives from Enron and PGC met to conduct further discussions on the possible sale of certain assets to Enron. Following these meetings, Enron and PGC established working teams that began to meet periodically to explore the proposed disposition.

     On March 4, 1996, the Executive Committee of the PGC Board received a detailed report from PGC senior executives on the exploration of strategic alternatives, including the discussions with Enron. The strategic alternatives reviewed by the Executive Committee at this meeting, as well as at the earlier Board of Directors meeting held on February 6, were among those ultimately evaluated by the Board at its May 14, 1996 meeting.

     On March 11, 1996, the companies entered into a confidentiality and standstill agreement, pursuant to which the parties agreed to exchange proprietary information, and Enron agreed generally, for a two-year period of time, not to, among other things, (i) acquire, agree to acquire or make any proposal to acquire any securities of PGC or its material subsidiaries, (ii) seek or propose any merger or consolidation with (or tender offer or exchange offer for the securities of) PGC or any material subsidiary,
(iii) make any "solicitation" of proxies or consents within the meaning of Rule 14a-1 under the Exchange Act with respect to any securities of PGC or any material subsidiary, (iv) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any securities of PGC or any material subsidiary, (v) seek to control or direct the management or Board of Directors of PGC or (vi) publicly announce the pursuit or intent to pursue any of the foregoing.

     At a March 21, 1996 meeting of senior executives of Enron and PGC and a representative of Goldman Sachs, Enron suggested that a merger of Enron and PGC would create significantly greater long-term benefits to the companies than the other alternatives that the companies had discussed. Following the March 21 meeting, the Enron and PGC teams began to develop a document detailing a joint strategic vision for presentation to their respective Boards of Directors.

     On April 1, 1996, at a meeting of the Executive Committee of the PGC Board, PGC management and representatives of Goldman Sachs provided a detailed update on the ongoing preliminary discussions with Enron, which presentation was again delivered at a PGC Board meeting held the following day.

     Senior management representatives from Enron and PGC and their respective financial and legal advisors met in Denver on April 23 and 24, 1996. At this meeting, Enron's representatives presented a detailed analysis of Enron's various business units. The presentations included an articulation of Enron's strategic vision and an overview of the major exploration, development and trading initiatives being pursued in Enron's primary businesses. The working group teams met again on May 1 and 2 in Phoenix where discussions focused on a strategy for gaining regulatory approval for a business combination transaction between the two companies if the companies decided to effect a transaction.

     On May 7, 1996, PGC held its annual meeting of shareholders. At the PGC Board meeting held in conjunction with that meeting, PGC's senior executives presented the strategic vision outlining the opportunities for a combined Enron/PGC enterprise in each line of business and the actions required to successfully execute such a vision. At this meeting, PGC management also presented to the PGC Board the company's five-year strategic and operating plan.

     On May 7, 1996, Enron also held its annual meeting of shareholders. At the accompanying Enron Board meeting, Enron's senior executives gave a presentation to the Enron Board regarding the status of the discussions that had been held between the two companies regarding a possible transaction.

     During meetings between the two companies' representatives held on May 9 and 10, 1996 in Phoenix, Enron conducted due diligence of PGC. PGC senior executives presented a review of PGC's regulated business and answered questions from Enron regarding PGC's regulatory assets and its investment in and decommissioning of the Trojan nuclear facility. PGC management made presentations of certain of PGC's financial projections and forecasts, its leasing business and PGC's regulatory initiatives and strategy. At this meeting, the respective working groups established a preliminary timetable for continuing due diligence, creating a communications plan and developing a strategy for gaining regulatory approvals in connection with a proposed transaction if the parties decided to proceed.

     On May 14, 1996, a meeting of the PGC Board was held to review developments in the electric industry and to evaluate strategic opportunities and alternatives. Mr. Hirko reported that PGC's management had considered four categories of potential business combinations: a regional merger of equals, a merger with a regional local distribution company, a regional merger and a merger to pursue a national energy market strategy. Mr. Hirko identified senior management's view of the best candidate within each category, and presented management's evaluation of the group of "best" candidates relative to various evaluation criteria including the resultant strategic positioning of the combined entity and the anticipated effects on the company's shareholder, employee, and customer constituencies as well as the Oregon community generally. In the judgment of PGC management, a business combination with Enron seemed to be the most beneficial transaction, in the aggregate, from the perspective of the various constituencies considered, and seemed to provide, in the aggregate, the most favorable prospects for the combined entity relative to the other alternatives it had considered. It was the sense of the meeting that management should continue to pursue discussions with Enron. PGC did not engage in negotiations with any third party other than Enron with respect to any strategic alternatives and did not take any significant steps to develop any other potential strategic opportunity or alternative. During the period subsequent to the May 14, 1996 PGC Board meeting, the various working groups continued to meet.

     On June 5, 1996, the PGC Board met to review the status of the merger discussions with Enron. Following a review of PGC's financial performance and opportunities for growth as a stand-alone entity, Mr. Hirko made a presentation to the PGC Board on Enron's individual businesses and Enron's historical and financial performance, and presented a vision of the combined companies. Mr. Harrison explained that, because cost efficiencies were not the motivating force of the transaction, continued long-term opportunities for PGC employees would exist within the combined company, and a transaction between Enron and PGC would seem to assure a long-term role for the local community. Representatives of Goldman Sachs presented their analysis of Enron's performance and prospects relative to its competitors. Following a comprehensive discussion, the Board unanimously directed PGC management to proceed with negotiations with Enron.

     On June 12, 1996, the working groups from each company met in San Francisco to discuss the initial draft merger agreement that had been circulated by Enron on June 7, discussed the regulatory plan and outlined a timetable for the proposed merger.

     At the invitation of the PGC Board, Kenneth L. Lay, Chairman and Chief Executive Officer of Enron, and Mr. Skilling attended a special meeting of the PGC Board of Directors on June 18. Messrs. Lay and Skilling made presentations on Enron's businesses, Enron's financial performance and historical returns to shareholders and its strategic and financial outlook for the future. Mr. Lay discussed the role PGC's management would likely play in the combined business and the continued presence of the combined company in the Oregon community following the proposed merger. After Messrs. Lay and Skilling left the meeting, the PGC Board received a financial presentation from Goldman Sachs on each of Enron's and PGC's businesses and the prospects for the proposed combined entity.

     Following the June 18, 1996 PGC Board meeting, representatives of Enron and PGC held a series of meetings to conduct further due diligence and discuss the proposed merger agreement, regulatory and communications issues, and the roles that various individuals would assume in a combined organization. During this period, Enron representatives indicated to representatives of PGC that Enron's willingness to proceed with a transaction was conditioned on PGC senior management's willingness to remain with the combined entity following the transaction.

     The PGC Board met on July 2, 1996 and received updates from management, Goldman Sachs and PGC's legal advisors on the status of PGC's due diligence review of Enron, the regulatory plan for the proposed merger and ongoing discussions with regulators regarding the company's rate plans, the status of negotiations on, and key terms and conditions of, the merger agreement, and Enron's desire to retain PGC management following the proposed merger. Goldman Sachs reviewed the nature of the analysis they would perform to arrive at a conclusion as to the fairness of the consideration that would be offered to PGC shareholders in the proposed transaction.

     On July 8, 1996, there was a meeting of the Executive Committee of the Enron Board, at which Richard D. Kinder, then President and Chief Operating Officer of Enron, updated the Executive Committee as to the status of the negotiations with PGC.

     During the week of July 8, 1996, the terms of the employment agreements for Messrs. Harrison and Hirko were discussed, and substantial agreement on Mr. Harrison's and Mr. Hirko's employment agreements was reached during the weekend of July 13 and 14.

     On July 16, 1996, representatives of Enron and PGC senior management and their respective financial and legal advisors met in Phoenix to continue negotiations on the merger agreement and the pricing terms. During these negotiations, the respective working groups received reports indicating there might be awareness of the merger discussions outside the working groups. As a result, the respective working groups determined to accelerate the timetable for completing the merger negotiations and due diligence efforts that had been scheduled to be completed and presented to the Enron and PGC Boards on July 26. On July 17, negotiations broke down as a result of the parties' failure to agree on pricing terms. On July 18, Mr. Harrison contacted Mr. Kinder and they agreed to resume negotiations. Pricing terms were agreed to late in the afternoon of Friday, July 19, subject to approval by the respective boards of directors.

     On July 20, 1996, the PGC Board met and received presentations from Goldman Sachs and legal counsel. All members of the PGC Board other than Mr. Meyer were present at the meeting. Goldman Sachs reviewed various financial and other information and rendered to the PGC Board its oral opinion to the effect that, as of July 20, 1996 and based upon and subject to certain assumptions, the proposed exchange ratio of one share of Enron Common Stock per share of PGC Common Stock was fair to the holders of PGC Common Stock. Legal counsel reviewed the form of Original Merger Agreement and the employment agreements between Enron and Messrs. Harrison and Hirko with the Board. The Board discussed the advice they had received at the various PGC Board meetings and the significant potential benefit to shareholders, customers, and employees of PGC which would result from a merger of Enron and PGC. Following such discussions, the PGC Board, by a unanimous vote of those present, adopted the Original Merger Agreement, authorized the execution thereof, and determined to submit the Original Merger Agreement to the PGC shareholders with the PGC Board's recommendation for approval.

     On July 20, 1996, contemporaneously with the PGC Board meeting, the Enron Board met and received presentations from Enron's senior management, Smith Barney and legal counsel. All members of the Enron Board other than Mr. Blake were present at the meeting. Mr. Skilling described for the Enron Board the proposed terms of the Mergers, provided an overview of PGC's operations, assets and financial performance, and discussed management's expectation as to the impact on the market price of Enron Common Stock and other financial information. Legal counsel reviewed the form of the Original Merger Agreement and the effect of reincorporating Enron as an Oregon corporation as part of the proposed transaction. Smith Barney reviewed various financial and other information and advised the Enron Board with respect to the consideration to be issued to PGC's shareholders in the PGC Merger. The members of the Enron Board discussed the advice they had received and the substantial benefits to Enron and its shareholders that would result from the Mergers. Following such discussions, the Enron Board members in attendance at the meeting unanimously approved the Original Merger Agreement and the transactions contemplated thereby.

     Following the meetings of the PGC and Enron Boards of Directors, the Original Merger Agreement was executed.

     On November 12, 1996, the Original Merger Agreement was approved at special meetings of the Enron shareholders and the PGC shareholders.

     The Amended Merger Agreement. Under the terms of the Original Merger Agreement, Enron's obligation to close the Mergers was subject to a number of conditions, including obtaining all requisite regulatory approvals. The parties attached to the Original Merger Agreement a schedule that included the material terms of the OPUC regulatory plan (the "Original Regulatory Plan"). The Original Regulatory Plan provided for, among other things, (i) $70 million of PGE rate reductions not related to the Mergers, (ii) the OPUC's approval of Enron's merger application and (iii) the OPUC's agreement to separate for regulatory purposes the costs, revenues, assets, liabilities, risks and rewards of PGC's nonutility businesses from its utility businesses.

     The Original Merger Agreement provided that Enron would not be required to consummate the Mergers unless the OPUC approved the Original Regulatory Plan without imposing certain specified conditions (the "Original Regulatory Condition"). Specifically, the OPUC's approval could not impose any condition or qualification on the separation of PGC's nonutility and utility businesses described above that would adversely affect Enron's and its subsidiaries' ability to compete in the markets for their products and services. Furthermore, the OPUC's approval could not impose, or threaten to impose, changes to the Original Regulatory Plan that would have or could reasonably be expected to have a PGC Material Adverse Effect (as defined in the Original Merger Agreement). Obtaining the regulatory approval in a manner consistent with the Original Regulatory Condition was an important consideration to Enron in determining to proceed with the Mergers and agreeing to the conversion ratio of PGC shares to Enron shares contemplated by the Original Merger Agreement.

     Enron filed an application with the OPUC on August 30, 1996 seeking approval of the Mergers, the content of which was consistent with the Original Regulatory Plan. As part of the merger approval process, the OPUC staff and intervenors raised a number of issues that they proposed to address by making the OPUC's merger approval subject to certain conditions. These issues included the following: potential for higher rates within PGE's service territory; potential for harm to emerging competitive markets; potential for declining service quality and reliability; potential for cross-subsidization between PGE and its non-regulated affiliates; and potential for abuse between PGE and its non-regulated affiliates.

     As described above, an additional element of the Original Regulatory Plan consisted of PGE rate reductions not related to the Mergers. In November 1996, PGE reached agreement with the OPUC staff, which was subsequently approved by the OPUC, to reduce its rates. The rate reductions stem primarily from lower natural gas and power purchase prices. The agreement calls for $55 million in annual rate reductions that began December 1, 1996 (in addition to $15 million in rate reductions previously approved by the OPUC). The settlement will result in an after-tax decrease in earnings of approximately $32 million for 1997 ($41 million including the after-tax effect of the previously approved $15 million in rate reductions).

     In its application seeking merger approval and related documentation, Enron and PGC proposed conditions to the merger approval order intended to directly address each identified concern, and to meet the requirement that the Mergers serve the customers of PGE in the "public interest." Much of the merger approval process has focused on the amount of compensation and benefits that is required to be provided to PGE's customers in order to meet the "public interest" standard.

     Enron initially committed that it would pass on to customers its merger-related cost savings, subject to a minimum annual benefit of at least $3 million. The OPUC staff and a number of intervenors argued that this proposal was insufficient to meet the "public interest" standard. On January 16, 1997, the OPUC staff issued its preliminary report in which it stated it would recommend approval of the Mergers, but only if Enron agreed to 23 conditions, including merger-related benefits for PGE's customers totaling $189.6 million over four years reflecting, among other things, merger-related cost savings and compensation to PGE's customers for the use of PGE's name, business contacts and reputation within the Western Systems Coordinating Council. These proposed customer benefits were in addition to the $70 million in rate reductions previously implemented by PGE.

     Beginning on January 22, 1997, three days of settlement conferences were held in an attempt to negotiate a settlement regarding an appropriate level of compensation and benefits to PGE's customers in connection with granting OPUC approval for the Mergers. During these settlement discussions, Enron and PGC agreed to guarantee a minimum of $3 million per year for four years for a total of $12 million in merger-related benefits for PGE's customers. Enron also indicated that it could agree to many of the conditions proposed by the OPUC staff, but that Enron would not agree to any condition that would permit the OPUC to impute to PGE any revenue from Enron's activities in unregulated businesses, and thereby compel PGE to provide further rate concessions. The OPUC staff broke off settlement discussions, stating that the parties were too far apart to warrant continued negotiations.

     In discussions with Mr. Harrison at the end of January, Mr. Skilling raised the possibility of amending the Original Merger Agreement to change the consideration to be received by PGC shareholders in order to be able to provide additional merger-related benefits. Mr. Harrison stated that he did not believe such an amendment was acceptable or appropriate. The parties subsequently agreed that they would focus their efforts on trying to reach an agreement with the OPUC and its staff within the context of the Original Merger Agreement, rather than on a restructuring of the Mergers.

     On February 14, 1997, Mr. Lay, Mr. Harrison and Mr. Skilling appeared at a special public meeting of the OPUC. During the meeting, the OPUC stated to Enron's representatives that it would be required to offer additional benefits to PGE's customers in order obtain the OPUC's approval of the Mergers.

     Enron and PGC made a new settlement proposal on February 21, 1997. Under the new proposal, Enron guaranteed $41 million merger-related benefits in rate reductions to PGE's customers over four years, with possible additional benefits of up to $9 million. Settlement meetings reconvened on February 25, 1997 but again failed to achieve any resolution. On February 27, 1997, Enron and PGC submitted a new offer to the OPUC staff. The offer included financial benefits totaling $51.5 million over four years.

     From December to March, Enron and PGC had numerous discussions about various alternative strategies for obtaining OPUC regulatory approval. During early March, the parties agreed that if they were unsuccessful in obtaining support from the OPUC staff based upon the level of merger-related benefits discussed between them, they would either terminate the Original Merger Agreement or agree to a restructuring under which any additional merger-related benefits would be reflected in a change to the consideration to be received by PGC shareholders.

     On March 11, the OPUC staff responded with a counteroffer to Enron's $51.5 million proposal. Under the counteroffer, the OPUC staff sought $141 million in compensation and benefits to PGE's customers over four years as a condition to approving the Mergers. The parties met again beginning March 12, 1997 to discuss the $51.5 million offer. Although Enron, PGC and the OPUC staff had reached agreement with respect to most of the issues, the OPUC staff said that the $51.5 million offer was inadequate. Enron then raised the offer to $61 million, which was also rejected as insufficient. Mr. Rice approached the OPUC staff on March 12 with an informal and confidential offer of $106 million if the OPUC staff would agree to resolve the proceeding that day. After a brief discussion, this offer was also rejected. The OPUC staff later reiterated its offer to settle for $141 million.

     On March 19, Mr. Baxter and Mr. Hirko met to discuss the status of the transaction. Mr. Baxter advised Mr. Hirko that Enron was unwilling to re-submit the informal $106 million proposal made to the OPUC staff on March 13, because the proposal had been made to the OPUC staff solely for the purpose of resolving the proceeding quickly. Furthermore, because the OPUC staff continued to reiterate its offer to settle for $141 million of merger-related benefits, Mr. Baxter stated that Enron did not believe that re-submitting the $106 million offer would be beneficial. Mr. Baxter also indicated to Mr. Hirko that Enron believed that a combination of the $70 million non-merger related rate reduction and a proposal reflecting $106 million of merger-related benefits (if incorporated in a final order by the OPUC) would have a PGC Material Adverse Effect resulting in a failure of the Original Regulatory Condition. He further suggested that the parties should consider a new approach in order to receive OPUC approval of the Mergers. Specifically, Mr. Baxter suggested a revision to the Original Merger Agreement pursuant to which the amount of merger-related benefits would be increased and PGC's shareholders would receive a portion of the merger consideration in the form of a security whose value would be tied to the performance of PGE after the Mergers or to the result of certain regulatory actions. Mr. Baxter's statements were confirmed in writing in a letter to Mr. Hirko dated March 19, 1997.

     On March 19, following the meeting between Mr. Baxter and Mr. Hirko, Enron and PGC were advised by the OPUC staff that it intended to recommend disapproval of the Mergers, but that the staff's offer of $141 million of merger-related customer benefits remained open. In its public announcement of the staff's position, Enron stated publicly that the staff's offer was not acceptable. On March 20, a spokesman for Enron stated publicly that Enron was willing to accept a termination of the Original Merger Agreement if a suitable agreement on merger-related benefits could not be reached.

     On April 1, Mr. Harrison and Mr. Hirko met with Mr. Lay, Mr. Skilling, Mr. Rice, Mr. Baxter and Mr. Geoff Roberts, Managing Director of ECT--North America. Enron said that it believed that the best way to enhance the likelihood of consummating the transaction was to increase the amount of merger-related benefits and reduce the consideration payable to PGC shareholders. PGC stated that it believed Enron was obligated to increase the amount of merger-related benefits without reducing such consideration. PGC indicated that it might be willing to cause a quarterly dividend to the PGC shareholders to be foregone as a means of providing additional value for merger-related benefits. Enron said it did not believe such an approach would be successful. Enron reiterated that it believed that if the OPUC approved the Mergers but imposed a requirement to provide $106 million of merger-related benefits, Enron would be permitted to terminate the Original Merger Agreement because such a regulatory action, when taken together with the $70 million of non-merger related rate reductions, would result in a failure of the Original Regulatory Condition. The meeting ended without a resolution.

     On April 3, the Executive Committee of the PGC Board met to review the situation and PGC's options. It considered the possibility of insisting that Enron increase the amount of merger-related benefits, as well as Enron's position that $106 million of merger-related benefits would result in a PGC Material Adverse Effect. The Executive Committee also considered the uncertainties associated with potential litigation relating to that issue. The Executive Committee considered the suggestion of a security based on the performance of PGE, and concluded that such a security would be difficult to value and would likely create the possibility of significant conflicts between the interests of the holders of such securities and the holders of common stock of the combined entity.

     After considerable discussion, the Executive Committee authorized management to explore the possibility of initiating a discussion with Enron about a small decrease in the original PGC Conversion Ratio as a means of providing additional merger-related benefits to enhance the likelihood of OPUC approval. Mr. Hirko advised Mr. Baxter of the Executive Committee's decision. After discussion with other members of Enron management, Mr. Baxter advised Mr. Hirko that Enron was interested in pursuing discussions along those lines.

     On April 7, the PGC Board met and was briefed with respect to developments with Enron. The PGC Board also received an updated report from management on PGC's stand-alone business prospects. The PGC Board authorized management to continue discussions with Enron.

     On April 7 and 8, members of PGC management and PGC's financial advisors and legal counsel met in Phoenix with members of Enron management and Enron's legal counsel. The parties negotiated the terms of the First Amendment, and reached tentative agreement on many of its terms. However, a number of significant issues remained unresolved, including the exact formulation of the revised regulatory plan, as well as the operation of the termination provision relating to a failure to obtain the OPUC's approval of an acceptable regulatory plan. Furthermore, the parties agreed that they would delay any final decision with respect to an amendment of the Original Merger Agreement until they had an opportunity to review and analyze the OPUC staff's final report, which was anticipated to be published on April 11.

     On April 11, the staff of the OPUC issued its final report recommending the Mergers not be approved because of the staff's position that Enron had not offered sufficient benefits and compensation to PGE's customers. However, the staff included in its report a list of conditions that it would find acceptable to address its concerns, and also indicated that $141 million in merger-related benefits for PGE's customers would be necessary in order to obtain merger approval. After reviewing the final report, Enron and PGC agreed to finalize the First Amendment with a view to presenting such amendment to each company's Board of Directors. In response to the OPUC staff's recommendation that $141 million of merger-related benefits must be provided to PGE's customers, Enron advised PGC that it would not pay for more than $106 million of such benefits without a reduction in the PGC Conversion Ratio, but that it would be willing to provide $141 million in merger-related benefits if PGC would agree to a reduction in the PGC Conversion Ratio. The $35 million difference between $106 million and $141 million is roughly equivalent to the value of the reduction in the number of shares of New Enron Common Stock that PGC shareholders would receive as a result of the reduction in the PGC Conversion Ratio.

     From April 11 through April 14, Enron and PGC continued to negotiate the exact formulation of the revised regulatory plan, as well as the termination right relating to a failure to obtain the OPUC's approval of an acceptable regulatory plan. Specifically, a new regulatory condition was drafted to replace the Original Regulatory Condition. Under the terms of the new condition, Enron would not be required to consummate the Mergers if the regulatory plan attached to the First Amendment was not adopted by the OPUC in substantially the form attached, and without any imposition or threatened imposition of any obligations to provide in excess of $141 million of merger-related benefits to PGE's customers. As a result of this new regulatory condition, it is no longer relevant under the Amended Merger Agreement whether changes to the regulatory plan would cause a PGC Material Adverse Effect.

     During the period from April 9 to April 11, PGC representatives updated their due diligence with respect to Enron.

     On April 13, the Enron Board of Directors met and received presentations from Mr. Skilling and Mr. Baxter relating to the events that had led to a consideration of the First Amendment, including actions taken by the OPUC staff. Mr. Baxter described the proposed reduction of the PGC Conversion Ratio, the revised regulatory condition and other terms of the proposed amendment to the Original Merger Agreement. Enron's legal counsel then reviewed the form of the First Amendment with the Board. The Board discussed the First Amendment and, following that discussion, adopted the Amended Merger Agreement and authorized the execution of the First Amendment.

     On April 14, the PGC Board met and received presentations from Goldman Sachs and legal counsel. All members of the PGC Board other than Richard Geary were present for at least a portion of the meeting. The PGC Board received updated due diligence reports on Enron and an updated review of PGC's business prospects. Goldman Sachs reviewed various financial and other information and rendered to the PGC Board its oral opinion to the effect that, as of April 14, 1997 and based upon and subject to certain assumptions, the proposed PGC Conversion Ratio of 0.9825 shares of New Enron Common Stock per share of PGC Common Stock pursuant to the Amended Merger Agreement was fair to the holders of PGC Common Stock (other than Enron or any of its subsidiaries). Legal counsel reviewed the form of the First Amendment. The Board discussed the First Amendment and the alternatives available to PGC. Following such discussion the PGC Board, by a unanimous vote of those present, adopted the Amended Merger Agreement, authorized the execution of the First Amendment, and determined to submit the Amended Merger Agreement to the PGC shareholders with the PGC Board's recommendation for approval.

     Following the meeting of the PGC Board of Directors, the First Amendment was executed.

     Shortly thereafter, Enron and PGC advised the OPUC staff and other parties of the First Amendment. Settlement discussions with the OPUC staff and intervenors ensued and formal settlement conferences were held on April 24 and April 29. During the settlement negotiations, the OPUC staff and intervenors requested changes and additions to the conditions included in the First Amendment. At the end of the April 29 conference, the OPUC Staff, Enron, PGC and certain intervenors reached agreement on a revised set of conditions and signed a stipulation (the "Stipulation") setting forth the parties' agreement to recommend that the OPUC adopt the Stipulation (and the conditions contained therein) and approve the PGC Merger.

     A number of additional intervenors signed the Stipulation shortly after the April 29 settlement conference. On May 6, the OPUC entertained oral arguments by interested parties regarding the Stipulation and the proposed conditions. One intervenor argued for the imposition of an additional condition designed to constrain PGE or any affiliate from making a combined sale of electricity and gas to any of PGE's customers prior to implementation of a direct customer access program for these customers. Enron and PGC have not agreed to this proposed condition. The OPUC is considering the Stipulation, the written comments and the issues raised during the oral arguments and is scheduled to issue an order regarding Enron's request for merger approval on June 4, 1997.

REASONS FOR THE MERGERS; RECOMMENDATION OF THE PGC BOARD OF DIRECTORS

     Enron and PGC believe that the combined company and its shareholders can benefit significantly in long-term earnings and cash flow as a result of the expected strategic benefits resulting from the Mergers, including the following:

     - At the wholesale marketing, trading and supply level, the combined entity will be well positioned to be the provider of choice in energy products, principally natural gas and electricity. By combining Enron's marketing and risk management expertise with PGC's physical delivery capabilities and asset operation experience, the combined entity will have a strong presence in the wholesale and retail energy markets, both domestically and internationally.

     - At the domestic retail level, the combined entity will strive to be the leading national brand-name total energy provider. By combining the companies' respective retail marketing expertise in natural gas, electricity and energy management, the combined entity will be able to provide a full range of energy products and specialty services to commercial, industrial and residential customers. By building on PGC's experience in automated metering, billing, auditing and other end-user customer service functions, the combined entity will be able to offer reliable, low-cost energy and energy management services to customers nationwide. In addition, PGC has several non-regulated service and infrastructure investments which both companies believe have significant growth potential.

     - The combined entity will also aim to be the most innovative and efficient manager of electric generation, transmission and distribution assets in the rapidly changing worldwide marketplace for power. By leveraging the operating and engineering expertise of PGC with Enron's worldwide asset base and experience, the combined entity will be able to expand domestic and international activities across multiple energy sources, including natural gas, oil, coal and hydro power.

     - For more than a decade, Enron has participated in the fully competitive market for natural gas. More recently, Enron has participated in the increasingly competitive market for electricity. Enron's competitive experience will help the combined entity successfully compete in the electricity marketplace.

     Recommendation of the PGC Board. The PGC Board believes that the terms of the Mergers are fair to, and in the best interests of, PGC and its shareholders. Accordingly, the PGC Board, by a unanimous vote of those present, has adopted the Amended Merger Agreement and unanimously recommends its approval by PGC's shareholders. The PGC Board believes that the Mergers represent a significant strategic opportunity for PGC and should offer PGC and its shareholders better prospects for the future than would be available to PGC as a stand-alone entity. Of particular significance to the PGC Board was the fact that the transaction contemplates a significant premium to the market price of PGC Common Stock--48 percent based on the closing price of the companies' shares on the trading day immediately preceding public announcement of the Original Merger Agreement and 25 percent based on the closing price of the Enron Common Stock on the trading day immediately prior to public announcement of the First Amendment compared to the closing price of the PGC Common Stock on the trading day immediately preceding public announcement of the Original Merger Agreement.

     In reaching its decision to approve the First Amendment and the Amended Merger Agreement, the PGC Board considered the alternatives available to PGC, including: (i) refusing to renegotiate the PGC Conversion Ratio and taking the position that Enron should offer additional merger-related benefits in order to obtain OPUC approval; (ii) restructuring the transaction in a way that would provide the PGC shareholders with a portion of the merger consideration in the form of a security whose value would be tied to the performance of PGE after the Mergers, or (iii) seeking to terminate the Original Merger Agreement.

     In evaluating the alternative of refusing to renegotiate, the PGC Board took into account Enron's position that it would be unwilling and was not required under the Original Merger Agreement to resubmit its March 13 informal proposal of merger-related benefits of $106 million, and the difficulties and uncertainties associated with seeking to compel Enron to offer merger-related benefits in an amount sufficient to satisfy the requirements of the OPUC.

     In evaluating the possibility of some other type of restructuring involving a security whose value would be tied to the performance of PGE, the PGC Board concluded, as had the Executive Committee, that such a security would be difficult to value and would likely create the possibility of significant conflicts between the interests of the holders of such securities and the holders of common stock of the combined entity.

     In evaluating the possibility of terminating the Original Merger Agreement, the PGC Board considered the risk and difficulty of achieving the value for PGC shareholders contemplated by the proposed Amended Merger Agreement by any other means.

     In reaching its decision to approve the Amended Merger Agreement, the PGC Board considered that: (i) the reduction in the PGC Exchange Ratio was modest (1.75%); (ii) it was the opinion of PGC management that the increased merger-related benefits proposed to be offered to the OPUC greatly enhanced the likelihood of the consummation of the Mergers; (iii) PGC shareholders would have the opportunity to vote on the Amended Merger Agreement; and (iv) the Amended Merger Agreement contained the same provisions as the Original Merger Agreement allowing the PGC Board to terminate upon the payment of a termination fee if a better transaction for the shareholders emerged prior to the Annual Meeting.

     The PGC Board also considered the decrease in the price of Enron Common Stock from a closing price of $40.75 per share on July 19, 1996, the last trading day prior to the joint announcement by Enron and PGC that they had executed the Original Merger Agreement, to a closing price of $35.875 per share on April 11, 1997, the last trading day prior to that PGC Board meeting.

     In addition to the factors described above, the PGC Board considered the following factors that it had also considered in connection with the Original Merger Agreement: (i) the current and historical market prices of the PGC Common Stock and Enron Common Stock (as set forth under "Market Prices and Dividend Information"); (ii) information concerning the financial performance, condition, business operations and prospects of each of PGC and Enron; (iii) the effects of the Mergers on PGC's existing shareholders, including the opportunity to share in the anticipated benefits of ownership of the combined enterprise; (iv) the expected federal income tax treatment of the Mergers as a tax-free reorganization to shareholders (as described under "-- Federal Income Tax Consequences"); (v) the regulatory treatment to be requested in connection with the Mergers (as discussed under "-- Governmental and Regulatory Approvals") and the belief that customers will benefit from a broader range of innovative products and services; (vi) the terms of the Amended Merger Agreement, which provide for balanced representations and warranties, conditions to closing and rights to termination, protection for employees of PGC and the communities it serves; (vii) the fact that the transaction is not driven by a desire to cut costs through the elimination of duplicative functions, and thus it is anticipated that the combination will result in greater career opportunities for PGC employees both in North America and internationally; (viii) the provision in the Amended Merger Agreement that requires each of Enron and PGC immediately prior to the Effective Time to cause contributions of $10 million to be made to the assets of the Foundation to be used for charitable purposes in accordance with the constituent documents of the Foundation in the PGE service area, and that further specifies that the Foundation will continue to be administered by the current directors of the Foundation and their designated successors; and
(ix) the opinion of PGC's financial advisor, Goldman Sachs, that, as of the date hereof and based upon the factors and assumptions described in such opinion, the PGC Conversion Ratio pursuant to the Amended Merger Agreement is fair to the holders of shares of PGC Common Stock (other than Enron or any of its subsidiaries). In determining that the Mergers are fair to PGC's shareholders, the PGC Board considered the above factors as a whole and did not assign specific or relative weights to them. In the view of the PGC Board, each of the factors listed above reinforced its belief that the combined entity would have excellent business prospects going forward. Because PGC's shareholders collectively would own approximately a 16% interest in the combined entity, the prospects of such entity were an important factor to the PGC Board in determining whether to approve the transaction.

     THE PGC BOARD, BY A UNANIMOUS VOTE OF THE DIRECTORS PRESENT, HAS ADOPTED THE AMENDED MERGER AGREEMENT, BELIEVES THAT THE TERMS OF THE MERGERS ARE FAIR TO PGC'S SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF PGC VOTE FOR APPROVAL OF THE AMENDED MERGER AGREEMENT.

     In considering the recommendation of the PGC Board with respect to the Amended Merger Agreement, shareholders should be aware that certain members of PGC's management and the PGC Board have certain interests in the Mergers that are in addition to the interests of shareholders of PGC generally and that could potentially represent conflicts of interest. The PGC Board was aware of these interests and considered them, among other matters, in adopting the Amended Merger Agreement and the transactions contemplated thereby. See "-- Interests of Certain Persons in the Mergers."

OPINION OF PGC FINANCIAL ADVISOR

     On April 14, 1997, Goldman Sachs delivered its oral opinion (subsequently confirmed by delivery of a written opinion) to the PGC Board of Directors that as of the date of such opinion the PGC Conversion Ratio pursuant to the Amended Merger Agreement was fair to the holders of PGC Common Stock (other than Enron or any of its subsidiaries). Goldman Sachs subsequently confirmed its earlier opinion by delivery of its written opinion, dated the date hereof, that, based upon the factors and assumptions described in such opinion, as of the date hereof the PGC Conversion Ratio pursuant to the Amended Merger Agreement is fair to the holders of PGC Common Stock (other than Enron or any of its subsidiaries).

     The full text of the written opinion of Goldman Sachs dated as of the date hereof, which sets forth assumptions made, matters considered and limits of the review undertaken in connection with the opinion, is attached hereto as Annex B and is incorporated herein by reference. Holders of shares of PGC Common Stock are urged to, and should, read such opinion in its entirety. Goldman Sachs' written opinion is addressed to the PGC Board of Directors and does not constitute a recommendation to any PGC shareholder as to how such shareholder should vote at the Annual Meeting, and should not be relied upon by any shareholder as such. The summary of the written opinion of Goldman Sachs set forth in this Proxy Statement/Prospectus is qualified in its entirety by reference to the full text of such opinion.

     In connection with its opinion, Goldman Sachs reviewed, among other things, the Amended Merger Agreement; the Registration Statement, including this Proxy Statement/Prospectus; Annual Reports to Shareholders and Annual Reports on Form 10-K of PGC and Enron for the five years ended December 31, 1996; certain interim reports to shareholders and Quarterly Reports on Form 10-Q of PGC and Enron; certain FERC Forms 1 of PGC and FERC Forms 2 of Enron; certain other communications from PGC and Enron to their respective shareholders; and certain internal financial analyses and forecasts for PGC and Enron prepared by their respective managements. Goldman Sachs also has held discussions with members of the senior managements of PGC and Enron regarding the past and current business operations, financial condition and future prospects of their respective companies and the future prospects of New Enron. In addition, Goldman Sachs reviewed the reported price and trading activity for the PGC Common Stock and for the Enron Common Stock, compared certain financial and stock market information for PGC and Enron with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the electric utility industry specifically and in other industries generally, and performed such other studies and analyses as Goldman Sachs considered appropriate.

     Goldman Sachs relied without independent verification upon the accuracy and completeness of all of the financial and other information reviewed by it for the purposes of its opinion, as well as upon assessments by each of PGC and Enron of their respective contingent obligations. With respect to financial forecasts and projections provided by the respective managements of PGC and Enron, Goldman Sachs assumed, with the consent of the PGC Board of Directors, that such financial forecasts and projections were reasonably prepared on bases reflecting the best available estimates and judgments as to the future financial and other performance of PGC and Enron, as applicable. Goldman Sachs further assumed, with the consent of the PGC Board of Directors, that obtaining any necessary regulatory or third-party approvals for the transactions contemplated by the Amended Merger Agreement will not have an adverse effect on PGC or Enron, as applicable. Goldman Sachs has not made an independent evaluation or appraisal of the assets and liabilities of PGC or Enron or any of their respective subsidiaries and Goldman Sachs has not been furnished with any such evaluation or appraisal.

     The following is a summary of the financial analyses used by Goldman Sachs believed by it to be material in connection with providing its oral opinion (subsequently confirmed in writing) to the PGC Board of Directors as of April 14, 1997. Goldman Sachs utilized substantially the same type of financial analyses in connection with providing the written opinion attached hereto as Annex B.

          (i) Selected Companies Analysis. Goldman Sachs reviewed and compared certain actual and estimated financial information relating to PGC to corresponding financial information, ratios and public market multiples for 16 publicly-traded utility companies: Central Louisiana Electric Company, Inc., DPL, Inc., Florida Progress Corporation, Idaho Power Company, IPALCO Enterprises, Inc., KU Energy Corporation, The Montana Power Company, Nevada Power Company, Oklahoma Gas and Electric Company, PacifiCorp, Public Service Company of Colorado, Puget Sound Energy, Inc., Sierra Pacific Resources, UtiliCorp United Inc., The Washington Water Power Company and Western Resources, Inc. (collectively, the "Selected Utility Companies"). The Selected Utility Companies were chosen because they are publicly-traded companies with operations that for purposes of analysis may be considered similar to PGC. Goldman Sachs calculated and compared various financial multiples and ratios. The multiples and ratios of PGC and the Selected Utility Companies were calculated using a price of $33.50 per share of PGC Common Stock, the closing price on the NYSE on April 9, 1997, and on closing market prices on April 9, 1997 for each of the Selected Utility Companies, publicly reported financial results and publicly available information from a number of public sources as well as Goldman Sachs Investment Research Estimates. Unless otherwise indicated PGC estimates were provided by PGC, and other publicly available estimates were considered. Goldman Sachs considered for the Selected Utility Companies estimated 1997 price/earnings ("P/E") ratios, which ranged from 10.7x to 14.1x, compared to 13.6x for PGC based on PGC estimates and 12.9x for PGC based on International Brokers Estimate System ("IBES") estimates; estimated 1998 P/E ratios, which ranged from 10.3x to 13.0x, compared to 13.7x for PGC based on PGC estimates and 12.4x for PGC based on IBES estimates; dividend yield, which ranged from 3.2% to 8.2%, compared to 3.8% for PGC based on PGC estimates and 3.8% for PGC based on IBES estimates; 1996 payout ratios, which ranged from 45% to 103%, compared to 51% for PGC; five-year projected earnings per share ("EPS") and dividend per share growth rates, which ranged from 1.0% to 4.0% and from 0.0% to 4.0%, respectively, compared to 3.3% based on PGC estimates (3.5% based on IBES estimates) and 3.0% based on PGC estimates for PGC; and latest twelve months return on equity, which ranged from 9.4% to 21.7%, compared to 13.9% for PGC. Goldman Sachs also considered market values as a multiple of book value and latest twelve months cash flow as of December 31, 1996 (which were computed by adding net income available for common stock, depreciation, and deferred taxes minus allowance for funds used during construction, deferred fuel expenses and accrued revenues). Goldman Sachs' analyses of the Selected Utility Companies indicated multiples of book value ranging from 1.18x to 3.12x, compared to a PGC multiple of 1.77x, and multiples of cash flows ranging from 4.1x to 8.6x compared to a multiple of 6.3x for PGC.

          Goldman Sachs also reviewed and compared certain actual and estimated financial information relating to Enron to corresponding financial information, ratios and public market multiples for eight publicly-traded gas companies: The Columbia Gas System, Inc., Consolidated Natural Gas Company, El Paso Natural Gas Company, Equitable Resources, Inc., NGC Corporation, PanEnergy Corp., Sonat Inc. and The Williams Companies, Inc. (collectively, the "Selected Gas Companies"). The Selected Gas Companies were chosen because they are publicly-traded companies with operations that for purposes of analysis may be considered similar to Enron. Goldman Sachs calculated and compared various financial multiples and ratios. The multiples and ratios of Enron and the Selected Gas Companies were calculated using a price of $37.13 per share of Enron Common Stock, the closing price on the NYSE on April 9, 1997, and on closing market prices on April 9, 1997 for each of the Selected Gas Companies, publicly reported financial results and publicly available information from a number of public sources as well as Goldman Sachs Investment Research Estimates. Enron estimates were provided by Enron, and other publicly available estimates were considered. Goldman Sachs considered for the Selected Gas Companies estimated 1997 P/E ratios, which ranged from 12.4x to 20.2x, compared to 14.2x for Enron based on Enron estimates and 14.2x for Enron based on IBES estimates; estimated 1998 P/E ratios, which ranged from 11.5x to 18.1x, compared to 11.7x for Enron based on Enron estimates and 12.4x for Enron based on IBES estimates; dividend yield, which ranged from 1.0% to 10.6%, compared to 2.4% for Enron; leveraged capitalization to latest twelve months earnings before interest, taxes, depreciation and amortization (as of December 31, 1996) multiples, which ranged from 7.5x to 16.4x, compared to 7.4x for Enron; leveraged capitalization to latest twelve months earnings before income taxes (as of December 31, 1996) multiples, which ranged from 11.0x to 22.5x, compared to 10.2x for Enron; and debt to total capitalization (as of December 31, 1996), which ranged from 18.9% to 46.3%, compared to 24.6% for Enron. Goldman Sachs also considered market values as a multiple of book value as of December 31, 1996 and estimated 1997 and 1998 cash flows (which were computed by adding estimated amounts for net income available for common stock, depreciation, deferred taxes, oil and gas exploration expenses and other non-cash charges). Goldman Sachs' analyses of the Selected Gas Companies indicated multiples of book value ranging from 1.4x to 2.9x, compared to a multiple of 2.6x for Enron, and multiples of estimated 1997 and estimated 1998 cash flows ranging from 5.2x to 9.3x and from 5.9x to 8.3x, respectively, compared to multiples of 6.9x and 6.6x for Enron.

          (ii) Selected Transactions Analysis. Goldman Sachs analyzed certain information relating to selected transactions in the electric utility industry since 1987 (the "Goldman Selected Transactions"). Such analysis indicated, among other things, that for the Goldman Selected Transactions the premium over market value ranged from 0.0% to 65.0%, with a median of 21.2% (20.3% including transactions in which utilities purchased gas companies ("Gas Transactions")), compared to a 29.7% premium over the market value of the PGC Common Stock in the PGC Merger (based on the July 19, 1996 closing prices); premium over five year high market value ranged from (61.9)% to 41.8%, with a median of (5.8)% ((2.3)% including the Gas Transactions), compared to a 16.3% premium over the five year high market value of the PGC Common Stock in the PGC Merger; multiple of price (based on closing prices one day prior to announcement) to next year estimated earnings per share ranged from 7.3x to 22.0x, with a median of 13.3x (14.5x including the Gas Transactions) compared to 14.0x (based on 1997 estimated earnings) for the PGC Common Stock (based on the April 9, 1997 closing prices); percentage increase in dividends to target shareholders (based on dividends paid prior to announcement) ranged from (34.1)% to 52.0% ((34.1)% to 535.7% including the Gas Transactions), with a median of 0.0% (2.8% including the Gas Transactions but excluding the particular Gas Transaction with a 535.7% increase in dividends to target shareholders), compared to (30.9)% for the PGC Common Stock in the PGC Merger; multiple of price (based on closing prices one day prior to announcement) to latest twelve months cash flow (calculated as net income from operations plus depreciation, amortization, deferred taxes and other non-cash charges and before extraordinary items) ranged from 3.2x to 11.6x, with a median of 6.6x (6.8x including the Gas Transactions), compared to 6.8x for the PGC Common Stock in the PGC Merger (based on the April 9, 1997 closing prices); and multiple of price (based on closing prices one day prior to announcement) to book value ranged from 0.6x to 2.5x (0.6x to 3.2x including the Gas Transactions), with a median of 1.7x (both including and excluding the Gas Transactions), compared to 1.9x for the PGC Common Stock in the PGC Merger (based on the April 9, 1997 closing prices).

          (iii) Pro Forma Merger Analysis. Goldman Sachs prepared pro forma analyses of the financial impact of the Mergers on the holders of shares of PGC Common Stock using the following three sets of EPS estimates for the years 1997, 1998, 1999 and 2000: (i) primary EPS estimates for PGC and Enron prepared by their respective managements (the "Management Primary Estimates"), (ii) primary EPS estimates for PGC prepared by its management and for Enron based on IBES estimates (the "Combined Estimates"), and (iii) fully diluted EPS estimates for PGC and Enron prepared by their respective managements (the "Fully Diluted Management Estimates"). Using such estimates, Goldman Sachs, among other things, compared the estimated primary or fully diluted EPS, as applicable, of PGC Common Stock, on a stand-alone basis, to the estimated primary or fully diluted EPS, as applicable, of the combined company's common stock on a pro forma basis. Goldman Sachs performed this analysis based on certain assumptions and financial forecasts (as provided by PGC and Enron management). Based on such analysis and a closing Enron Common Stock price of $37.13 on April 9, 1997, the proposed Mergers would be accretive (dilutive) to PGC's shareholders on a primary or fully diluted EPS basis, as applicable, in the years 1997, 1998, 1999, and 2000 at levels of, in the case of the Management Primary Estimates, 0.4%, 19.6%, 26.4% and 36.4%, respectively, in the case of the Combined Estimates, 0.1%, 13.4%, 20.1% and 25.2%, respectively, and in the case of the Fully Diluted Management Estimates, (5.3)%, 12.9%, 19.4% and 28.9%, respectively.

          (iv) Contribution Analysis. Goldman Sachs reviewed certain historical and estimated future operating and financial information (including, among other things, market capitalization, net income, cash flow and book value) for PGC, Enron and the combined company resulting from the Mergers based on PGC and Enron managements' respective financial forecasts for each of PGC and Enron. Based on April 9, 1997 market values and December 31, 1996 financial information, the analysis indicated that on a pro forma basis PGC would contribute 15% of the market capitalization, 21% of the book value and 18% of the assets of the consolidated entity. Goldman Sachs also analyzed the relative income statement contributions of PGC and Enron to the consolidated entity on a pro forma basis based on actual 1996 and estimated years 1997 and 1998, financial data provided to Goldman Sachs by PGC and Enron managements. This analysis indicated that on a pro forma basis in 1996 PGC would have contributed 19% of the net income of the consolidated entity and on a pro forma basis in 1997 and 1998 PGC would contribute 16% and 14%, respectively, of the net income of the consolidated entity. In addition, this analysis indicated that on a pro forma basis in 1996 PGC would have contributed 24% of the cash flows of the consolidated entity and on a pro forma basis in 1997 and 1998 PGC would contribute 26% and 25%, respectively, of the cash flows of the consolidated entity. This analysis also indicated that on a pro forma basis PGC would have contributed 8% of 1996 revenues of the consolidated entity.

          (v) Historical Exchange Ratio. Goldman Sachs reviewed certain historical trading prices for the shares of PGC Common Stock and the shares of Enron Common Stock over various periods within the latest five years. Such analysis demonstrated a range of exchange ratios (calculated by dividing the price per share of PGC Common Stock by the price per share of Enron Common Stock) from 0.66x to 0.77x and an exchange ratio of 0.90x as of April 9, 1997 (based on the closing per share prices of $33.50 per share of PGC Common Stock and $37.13 per share of Enron Common Stock on April 9,
     1997). The historical exchange ratio analysis indicated that the market has valued PGC Common Stock within a range of 0.66x to 0.77x relative to Enron Common Stock, and that on the trading day immediately prior to the date of execution of the Original Merger Agreement, PGC Common Stock traded within that range at 0.69x relative to Enron Common Stock. During the period from July 19, 1996 to April 9, 1997 the average exchange ratio was 0.94x.

          (vi) Discounted Cash Flow Analysis. Goldman Sachs performed discounted cash flow analyses to value the PGC Common Stock using PGC's management projections. Goldman Sachs calculated a net present value of free cash flows for PGC for the years 1997 through 2001 using discount rates ranging from 8% to 14%. Goldman Sachs calculated PGC's terminal values in the year 2001 based on a terminal multiple of the year 2001 earnings which were assumed to increase 3.6% from 2001 levels. The terminal values were based on a multiple of 10x to 14x estimated earnings in 2001 and discounted to present value using discount rates ranging from 8% to 14%. This valuation resulted in implied per share values ranging from $27.23 to $44.02 for the PGC Common Stock.

          (vii) Dividend Discount Valuation Analysis. Goldman Sachs performed a dividend discount valuation analysis for PGC. Using the actual 1996 dividend of $1.28 per share for PGC, which represented a 51% payout ratio, estimated dividend growth rates ranging from 1% to 5% and estimated required return on equity rates ranging from 8% to 14%, the implied per share values of PGC Common Stock ranged from $9.85 to $42.67. In varying PGC's payout ratio from 60% to 90%, implied per share values of PGC Common Stock ranged from $11.68 to $75.90.

          (viii) Historical Stock Trading Analysis. Goldman Sachs reviewed the historical trading prices and volumes for the PGC Common Stock and the relationship between movements of the PGC Common Stock price and movements in a composite index (the "Utility Composite") of the Selected Utility Companies and in the S&P 500. This analysis indicated that, for the period from July 17, 1996 to April 4, 1997 the PGC Common Stock outperformed both the Utility Composite and the S&P 500, for the period from April 3, 1996 to April 3, 1997, the PGC Common Stock outperformed the Utility Composite and slightly underperformed the S&P 500 and for the period between March 31, 1992 and March 31, 1997 the PGC Common Stock outperformed the Utility Composite and the S&P 500. Goldman Sachs also reviewed the historical trading prices and volumes for the Enron Common Stock and the relationship between movements of the Enron Common Stock price and movements in a composite index (the "Gas Composite") of the Selected Gas Companies and in the S&P 500. This analysis indicated that for the period from July 17, 1996 to April 4, 1997 the Enron Common Stock underperformed the Gas Composite and outperformed the S&P 500, for the period from April 3, 1996 to April 3, 1997 the Enron Common Stock underperformed the Gas Composite and the S&P 500, and for the period between March 31, 1992 and March 31, 1997 the Enron Common Stock underperformed the Gas Composite and outperformed the S&P 500.

     The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs' opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all such analyses, taken as a whole. Furthermore, in arriving at its fairness opinion, Goldman Sachs did not attribute any particular weight to any analysis or factor considered by it; rather, Goldman Sachs made its determination as to fairness on the basis of qualitative judgments as to the significance and relevance of the financial and comparative analyses and factors described above, taken as a whole. No company or transaction used in the above analyses as a comparison is identical to PGC or Enron or the contemplated transaction. The analyses were prepared solely for purposes of Goldman Sachs in providing its opinion to the PGC Board of Directors as to the fairness of the PGC Conversion Ratio to the holders of shares of PGC Common Stock and do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of PGC, Enron, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.

     As described above, Goldman Sachs' opinion to the PGC Board of Directors was one of many factors taken into consideration by the PGC Board of Directors in making its determination to adopt the Amended Merger Agreement. Although Goldman Sachs evaluated the fairness of the PGC Conversion Ratio to the holders of shares of PGC Common Stock, the specific PGC Conversion Ratio was determined by Enron and PGC through arm's-length negotiation. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs and is qualified by reference to the written opinion of Goldman Sachs set forth in Annex B hereto.

     Goldman Sachs, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. PGC selected Goldman Sachs as its financial advisor because it is a nationally recognized investment banking firm that has substantial experience in transactions similar to the Mergers. Goldman Sachs is familiar with PGC having provided certain investment banking services to PGC and certain of its subsidiaries from time to time, including having acted as managing underwriter of public offerings of $37 million of PGC Common Stock in February 1994 and $75 million principal amount of 8 1/4% Quarterly Income Debt Securities of PGC due 2035 in October 1995, and having acted as its financial advisor in connection with, and having participated in certain of the negotiations leading to, the Original Merger Agreement and the Amended Merger Agreement. Goldman Sachs also has provided certain investment banking services to Enron and certain of its subsidiaries from time to time, including having acted as managing underwriter of public offerings by Enron of $675 million of common stock of EOG in December 1995 and $228 million principal amount of 6 1/4% Exchangeable Notes due 1998 in December 1995. Goldman Sachs may provide investment banking services to Enron, the combined company or their respective subsidiaries in the future.

     In the ordinary course of the trading activities of Goldman Sachs, Goldman Sachs actively trades the debt and equity securities of PGC and Enron for its own account and for the accounts of customers of Goldman Sachs and may, therefore, at any time, hold a long or short position in such securities.

     Pursuant to a letter agreement dated April 26, 1996 (the "Engagement Letter"), as supplemented by a letter dated August 22, 1996, PGC engaged Goldman Sachs to act as its financial advisor in connection with a potential merger, business combination or other strategic combination. Pursuant to the terms of the Engagement Letter, PGC has paid Goldman Sachs retainer fees of $100,000, which amount will be credited against the Success Fee (as defined below). In addition, in connection with the Mergers, PGC has agreed to pay Goldman Sachs a success fee of 0.44% of the aggregate consideration paid for the PGC Common Stock (including amounts paid to holders of options, warrants and convertible securities) (the "Success Fee"). For the purposes of calculating the Success Fee, the value of the Enron Common Stock proposed to be received as consideration in the Mergers will be the average of the last sales price for the Enron Common Stock on the five trading days ending five days prior to the consummation of the Mergers. The Success Fee is payable in three installments, 25% upon the execution of the Original Merger Agreement, 25% upon the approval of the Original Merger Agreement by PGC shareholders and 50% upon the consummation of the Mergers. Upon execution of the Original Merger Agreement, Goldman Sachs received $2,266,066.48 in respect of the first installment of the Success Fee and upon approval of the Original Merger Agreement by PGC shareholders on November 12, 1996 Goldman Sachs received $2,568,598.91 in respect of the second installment of the

Success Fee. The first installment was calculated based on the Enron Common Stock closing price on July 19, 1996, the business day prior to the announcement of the execution of the Original Merger Agreement, and the second installment was based on the average closing price of the Enron Common Stock for the five trading days ending one trading day prior to the meeting of PGC shareholders at which the Original Merger Agreement was approved. The final installment will consist of the actual Success Fee less the first two installments previously paid. The retainer fees were credited against the first installment of the Success Fee. PGC has also agreed to reimburse Goldman Sachs quarterly for its reasonable out-of-pocket expenses, including attorneys' fees and disbursements of up to $25,000 (which amount may be increased with the consent of PGC, which consent may not be unreasonably withheld), and to indemnify Goldman Sachs against certain liabilities, including certain liabilities under the federal securities laws.

INTERESTS OF CERTAIN PERSONS IN THE MERGERS

     In considering the recommendation of the PGC Board with respect to the PGC Merger, shareholders should be aware that certain members of PGC's management and Board of Directors have certain interests in the PGC Merger that are in addition to the interests of shareholders of PGC generally and that could potentially represent conflicts of interest. The PGC Board was aware of these interests and considered them, among other things, in adopting the PGC Merger.

     Board of Directors. As agreed by Enron and PGC, at the Effective Time, it is intended that the Enron Board will consist of not more than seventeen persons, of whom three will be designated by PGC and be reasonably acceptable to Enron. Of these three, one will be Mr. Harrison. PGC has not yet determined who the other two PGC designees will be.

     Vesting of Certain Benefits for PGC Directors and Executive Officers. Several of the employee benefit plans pertaining to PGC directors and executive officers contain change of control provisions pursuant to which benefits conferred by such plans vest immediately upon a change of control of PGC. On September 10, 1996, the PGC Board approved an amendment to PGC's Amended and Restated Outside Directors Stock Compensation Plan ("Stock Plan") to provide that shares of restricted PGC Common Stock held by certain of PGC's outside directors will vest at the Effective Time. The number of shares that will so vest is as follows: Ms. Booth: 2,376 shares; Mr. Brix: 2,376 shares; Ms.
Chambers: 1,318 shares; Mr. Creighton: 2,748 shares; Mr. Geary: 1,610 shares; Mr. Hudson: 2,376 shares; Mr. Meyer: 1,318 shares; Mr. Miller: 2,376 shares; and Mr. Willison: 2,376 shares. Similarly, pursuant to certain provisions of the Portland General Corporation Long-Term Incentive Master Plan ("LTIP"), certain PGC employees hold restricted PGC Common Stock, and certain employees hold options to purchase shares of PGC Common Stock, that vested upon the date that shareholders approved the Original Merger Agreement. Pursuant to such provisions, the following numbers of shares of PGC Common Stock vested for the following officers upon approval of the Original Merger Agreement by the PGC shareholders: Mr. Alexanderson: 13,000 shares; Mr. Carboneau: 10,000 shares; Mr.
Dyer: 17,000 shares; Ms. Fowler: 15,000 shares; Mr. Harrison: 44,000 shares; Mr.
Hirko: 20,000 shares; Mr. Kielblock: 11,000 shares; and Mr. Miller: 10,000 shares. Pursuant to such provisions, options to purchase the following numbers of shares of PGC Common Stock vested for the following officers upon approval of the Original Merger Agreement by the PGC shareholders: Mr. Alexanderson: 7,500 shares; Mr. Carboneau: 7,500 shares; Mr. Dyer: 7,500 shares; Ms. Fowler: 7,500 shares; Mr. Hirko: 10,000 shares; Mr. Kielblock: 7,500 shares; and Mr. Miller:
15,000 shares.

     Employment Agreements. In February 1996, the PGC Board of Directors approved employment agreements between PGC and certain executive officers of PGC pursuant to which such officers obtain certain benefits upon a Change in Control (as defined in such agreements) of PGC. Messrs. Harrison, Hirko, Dyer, Alexanderson, Ms. Fowler, Messrs. Carboneau, Kielblock, and Miller have such employment agreements with PGC. The approval of the Original Merger Agreement by the PGC shareholders constituted a Change in Control within the meaning of these executives' employment agreements. Accordingly, the affected executive officers obtained the benefits described below upon shareholder approval of the Original Merger Agreement. Each of the above-mentioned officers has entered into an employment agreement with Enron that becomes effective at the Effective Time and at such time will replace and supersede the Officer's existing employment agreements with PGC or PGE. Officers who have entered into such employment agreements with Enron will receive benefits according to the terms of these superseding agreements if the Mergers are consummated.

     As described above, Messrs. Harrison and Hirko have entered into employment agreements with Enron that will become effective at the Effective Time, at which time New Enron will assume the obligations thereunder. Copies of these agreements are included as Annexes C and D hereto, respectively, and the following descriptions of these agreements are each qualified in their entirety by reference to the respective agreements annexed hereto.

     Pursuant to Mr. Harrison's employment agreement, Mr. Harrison will serve as Vice Chairman of Enron and Chairman, President, and Chief Executive Officer of PGE for a period of five years (the "Initial Term"), subject to certain termination provisions described below, and thereafter as Mr. Harrison and Enron may agree. Mr. Harrison will receive an annual base salary of not less than $525,000 and will be entitled to participate in Enron's Executive Compensation Program on the same basis as other senior executives of Enron (except as otherwise provided in Mr. Harrison's agreement). Mr. Harrison will be entitled to participate in other Enron benefit programs, such as health, life and disability insurance, on the same basis generally as other employees of Enron. In addition, Mr. Harrison will receive on the Effective Date (as defined in the agreement) a grant under the Enron Corp. 1991 Stock Plan of an option to purchase 120,000 shares of Enron Common Stock with an exercise price per share equal to the fair market value of such stock at the Effective Time; this option will have a ten- year term and will vest 20% on the date of grant and 20% on each succeeding anniversary of the Effective Date, except in the case of Mr. Harrison's Involuntary Termination (as defined below, but not including a voluntary termination during an annual Window Period (as defined below)) or a Change in Control (as defined in the agreement) of Enron or PGE, in which case the option will vest immediately. At the Effective Time Mr. Harrison will also receive shares of Enron restricted stock having a fair market value equal to his annual base salary, such shares vesting in 20% increments on each of the first five anniversaries of the date of grant and being subject to forfeiture upon termination of Mr. Harrison's employment. Mr. Harrison will receive an annual bonus of not less than $525,000, of which 20% will be paid in immediately vested options to purchase Enron Common Stock and 80% will be paid in cash, except that, until such time as Mr. Harrison beneficially owns Enron Common Stock with a fair market value equal to twice his base salary, one-third of the cash amount which would be paid to Mr. Harrison under the bonus plan will be paid in unrestricted Enron Common Stock. Following termination of Mr. Harrison's employment for any reason, he or his surviving spouse will be entitled to a Supplemental Retirement Benefit (as defined in the agreement) to ensure that the aggregate pension benefits he or his spouse receives, taking account of all pension benefits from PGC and Enron, are at least equal to the aggregate pension benefits he or his spouse would have received under PGC's Pension Plan and Supplemental Executive Retirement Plan (the "SERP") had he retired on the Effective Date having attained the Unreduced Benefit Date (as defined in the SERP) and 25 years of service, and had his Final Average Earnings (as defined in the SERP) equaled his Earnings (as defined in the SERP) for calendar year 1996.

     Enron may terminate the employment agreement with Mr. Harrison for cause if Mr. Harrison is convicted of a felony, willfully refuses to perform his duties and responsibilities without proper legal cause and after notice by Enron of such refusal or failure, or if he willfully engages in conduct which he knows or should have reason to know may be materially injurious to Enron ("Termination for Cause"). Mr. Harrison may terminate the agreement and will be treated as involuntarily terminated in connection with or based on an assignment to him of duties and responsibilities inappropriate for a senior officer of Enron or PGE; a reduction in his annual base salary, incentive compensation, or relative participation in benefit plans; a required relocation from Portland, Oregon; or a Change in Control (as defined in the agreement) of PGE or Enron. "Involuntary Termination" is defined in the employment agreement as termination (i) by Enron other than (a) pursuant to a Termination for Cause or (b) upon death or permanent disability, or (ii) by Mr. Harrison (a) in connection with any of the circumstances described in the previous sentence or (b) during one of the thirty-day periods beginning on the second, third, or fourth anniversaries of the Effective Date ("Window Periods").

     If, prior to the expiration of the initial five-year term, Mr. Harrison's employment is terminated pursuant to an Involuntary Termination other than a voluntary termination during a Window Period, he will be entitled to (1) all payments of his annual base salary and bonus at such time and in such manner as if his employment had continued for a two-year period following the Involuntary Termination, and if the initial five-year term of the agreement would have continued beyond this two-year period, a lump sum amount equal to the amount that he would have been paid during the balance of the five year term; and (2) coverage essentially equivalent to that under certain of Enron's insurance plans for active employees. If Mr. Harrison terminates his employment voluntarily during a Window Period, he will be entitled to the insurance coverage described in (2) and to all payments of his annual base salary and bonus at such time and in such manner as if his employment had continued for the balance of the Initial Term, provided that, if the Initial Term would have continued beyond the second anniversary of the termination date, then Enron will pay Mr. Harrison a lump sum amount on such second anniversary date equal to the amount which would have been paid to Mr. Harrison during the balance of the Initial Term if his employment had continued during such period. In the event that the severance or other payments payable under the agreement constitute "excess parachute payments" within the meaning of Section 280G of the Code, and Mr. Harrison becomes liable for any excise tax or penalties or interest thereon (the "Tax Penalties"), Enron will pay in cash to Mr. Harrison an amount equal to such Tax Penalties and any incremental income tax liability arising from such payments, grossing up Mr. Harrison on such gross ups until the amount of the last gross up is less than one hundred dollars.

     In addition, under Mr. Harrison's employment agreement, he may not disclose, without authorization, any of Enron's confidential business information or trade secrets, or make use of the same, during or after his employment, except on behalf of Enron and for Enron's benefit. The agreement further provides that, upon termination of Mr. Harrison's employment for any reason, until the earlier of the fifth anniversary of the Effective Date and the second anniversary of the date of termination, Mr. Harrison will not, directly or indirectly, in any state of the United States or in any foreign country where Enron or any of its affiliates is then conducting business (or has conducted business during the previous twelve months), (1) engage in any business similar or related to or competitive with the business conducted by PGC or any affiliate of PGC immediately before the Effective Time, or in any other area of the business of Enron or any affiliate with which Mr. Harrison has material involvement during the two-year period immediately before the termination of his employment (the "Core Business"); (2) render advice or services to, or otherwise assist, any other person or entity who is engaged, directly or indirectly, in any business similar or related to, or competitive with, the Core Business conducted by Enron or any affiliate; (3) transact any business in any manner pertaining to suppliers or customers of Enron or any affiliate which, in any manner, would have, or is likely to have, an adverse effect upon Enron or any affiliate; or (4) induce any employee of Enron or any affiliate to terminate his or her employment with Enron or such affiliate.

     Mr. Hirko's employment agreement is similar in structure to Mr. Harrison's agreement. Under his agreement, Mr. Hirko will serve as a Senior Vice President of Enron and as a senior executive officer of PGE for a period of five years, subject to certain termination provisions similar to those in Mr. Harrison's agreement, and thereafter as Mr. Hirko and Enron may agree. Mr. Hirko will receive an annual base salary of not less than $250,000 and will be entitled to participate in Enron's Executive Compensation Program on the same basis as other senior executives of Enron (except as otherwise provided in Mr. Hirko's agreement). Mr. Hirko will also be entitled to participate in other Enron benefit programs, such as health, life and disability insurance, on the same basis generally as other employees of Enron. On the Effective Date, Mr. Hirko will receive a grant under the Enron Corp. 1991 Stock Plan of an option to purchase 50,000 shares of Enron Common Stock with an exercise price per share equal to the fair market value of such stock as of the Effective Date; this option will have a ten-year term and will vest 20% on the date of grant and 20% on each succeeding anniversary of the Effective Date, except in the case of Mr. Hirko's Involuntary Termination (as defined in the agreement, but not including a voluntary termination during a Window Period or a Change in Control (as defined in the agreement) of Enron or PGE, in which case the option will vest immediately. On the Effective Date Mr. Hirko will also receive shares of Enron Restricted Stock having a fair market value equal to his annual base salary, such shares vesting in 20% increments on each of the first five anniversaries of the date of grant and being subject to forfeiture upon termination of Mr. Hirko's employment. Mr. Hirko will receive an annual bonus of not less than $250,000, of which 20% will be paid in immediately vested options to purchase Enron Common Stock and 80% will be paid in cash, except that, until such time as Mr. Hirko beneficially owns Enron Common Stock with a fair market value equal to twice his base salary, one-third of the cash amount which would be paid to Mr. Hirko under the bonus plan will be paid in unrestricted Enron Common Stock. Following termination of Mr. Hirko's employment for any reason, he or his surviving spouse will be entitled to a Supplemental Retirement Benefit (as defined in the agreement) to ensure that the aggregate pension benefits he or his spouse receives, taking account of all pension benefits from PGC and Enron, are at least equal to the aggregate pension benefits he or his spouse would have received under PGC's Pension Plan and the SERP had he continued to participate in such pension plan and the SERP through the date of termination of employment. Mr. Hirko's Supplemental Retirement Benefit thus differs from Mr. Harrison's Supplemental Retirement Benefit described above.

     The other terms of Mr. Hirko's employment agreement are substantially similar to those of Mr. Harrison's, except that, in the event of an Involuntary Termination prior to the expiration of the Initial Term, Mr. Hirko will be entitled to receive a cash amount equal to the single sum actuarial equivalent of the incremental amount that would be paid as the Supplemental Retirement Benefit if that amount were computed assuming that Mr. Hirko had attained an additional three years of age and an additional three years of service under the SERP.

     In connection with the Amended Merger Agreement, PGE and Enron have entered into new employment agreements with Ms. Fowler, Mr. Alexanderson and Mr. Dyer which will become effective as of the Effective Time. The employment agreements generally provide as follows: (i) each agreement will have a term of three years from the Effective Time; (ii) each agreement provides for severance pay in the event of involuntary termination by PGE based on the greater of two years or the remainder of the term; (iii) Mr. Dyer's agreement provides that he will be treated as having been involuntarily terminated and entitled to receive three years severance pay if he terminates his employment for any reason during a thirty-day period beginning on the first anniversary of the Effective Time; (iv) the aggregate minimum base salaries per year under such agreements equals $660,000 per year and the aggregate minimum guaranteed annual cash incentives per year under such agreements equals $437,500; (v) each agreement provides for the grant of 30,000 options to purchase shares of Enron Common Stock; (vi) each agreement provides for the grant of a number of restricted shares of Enron Common Stock having a market value equal to such employee's annual base salary which will vest over a five-year period and, in the case of Mr. Alexanderson, additional shares having a fair market value equal to 50 percent of his annual base salary which will vest on the last day of Mr. Alexanderson's initial three-year employment term; (vii) Mr. Dyer's agreement provides that the failure of PGE and Mr. Dyer to extend or enter into a new agreement in either case for one year will be treated as involuntary termination, while Ms. Fowler's and Mr. Alexanderson's agreements provide that the failure of PGE and the employee to extend or enter into a new agreement in either case for two years will be treated as involuntary termination; (viii) each agreement provides for a supplemental retirement benefit; (ix) each agreement provides that in the event that the severance or other payments payable under the agreement for involuntary termination (except for an involuntary termination of the type described in clause (vii) above) constitute "excess parachute payments" within the meaning of
Section 280G of the Code and the employee becomes liable for any Tax Penalties, PGE will pay in cash to the employee an amount equal to such Tax Penalties and any incremental income tax liability arising from such payments, grossing up such employee on such gross ups until the amount of the last gross up is less than one hundred dollars; and (x) each agreement includes a noncompetition covenant.

     Also in connection with the Amended Merger Agreement, PGE and Enron have entered into new employment agreements with Messrs. Kielblock, Carboneau and Miller to become effective as of the Effective Time. The employment agreements generally provide as follows: (i) each agreement has a term of three years from the Effective Time, other than the agreement of Mr. Kielblock, which has a term of one year; (ii) each agreement provides for severance pay in the event of involuntary termination by PGE based on the greater of two years or the remainder of the term, other than the agreement of Mr. Kielblock which provides for three years plus the remainder of the term; (iii) the aggregate minimum base salaries per year under such agreements equals $495,000 per year and the aggregate minimum guaranteed annual cash incentives per year under such agreements equals $148,500; (iv) the grant to each of Messrs. Carboneau and Miller of 25,000 (and to Mr. Kielblock of 10,000) options to purchase shares of New Enron Common Stock; (v) Messrs. Carboneau and Miller's agreements provide that the failure of PGE and the employee to extend or enter into a new agreement in either case for two years will be treated as involuntary termination, while Mr. Kielblock's agreement will provide that termination of the agreement at the end of its term will be treated as involuntary termination;
(vi) each agreement will provide for a supplemental retirement benefit; (vii) each agreement will provide that in the event that the severance or other payments payable under the agreement for involuntary termination (except for an involuntary termination of the type described in clause (v) above)) constitute "excess parachute payments" within the meaning of Section 280G of the Code and the employee becomes liable for any Tax Penalties, the employer will pay in cash to the employee an amount equal to such Tax Penalties and any incremental income tax liability arising from such payments, grossing up such employee on such gross ups until the amount of the last gross up is less than one hundred dollars; and (viii) each agreement includes a noncompetition covenant.

     As discussed above, Messrs. Harrison, Hirko, Dyer, Alexanderson, Ms. Fowler, and Messrs. Carboneau, Kielblock, and Miller, have existing employment agreements with PGC or PGE which contain Change in Control provisions (as defined in the respective agreements) pursuant to the terms of which the executives will receive certain benefits as a result of PGC shareholder approval of the Original Merger Agreement if the Mergers are not consummated and the superseding employment agreements with PGE and Enron do not become effective.

     PGC shareholder approval of the Original Merger Agreement constituted a change of control under the terms of the Employee's employment agreement, thereby extending the term of the employment agreement to the date three years following the date of such approval PGC, and the agreement became no longer terminable by the Employer except for Cause (as such terms are defined in the agreement). After this three-year period, the employment agreement expires. During the three-year term, the Employer may not reduce, modify, or add to the Employee's duties as such duties were defined at the time of the Change in Control; nor may the Employer reduce the Employee's base salary. In addition, the Employee will be entitled to short- and long-term incentives and benefits under the Employer's incentive and benefit programs that are at least as favorable, in the aggregate, as the most favorable of those benefits provided to the Employee under such programs prior to the Change in Control. Any breach of these provisions, including a transfer of the Employee's job to a site different from that prior to the Change in Control, may be deemed a material breach of the contract and will entitle the Employee to terminate the agreement and receive damages, in one lump sum, consisting of (1) $30,000 plus three times the sum of
(A) the amount of the Employee's base salary immediately prior to termination of employment, and (B) the aggregate of the amounts of the Employee's target Annual Cash Incentive (as defined in the agreement) award for the year in which the Employee's employment terminates under all of the Employer's plans or programs in which the Employee participates; (2) the single sum actuarial equivalent of the incremental value of adding three years of age and three years of service to the Employee's vested accrued benefits under the SERP; and, (3) upon the Employee's election, the single sum actuarial equivalent of the Employee's vested accrued benefits under the SERP reduced by six percent, such election resulting in a waiver of all further benefits under the SERP. In addition, the Employee is entitled to receive, to the extent that such Employee or any of the Employee's dependents may be covered under the terms of any medical or dental plans of the Employer for active employees immediately prior to the termination, equivalent coverage for a period not to exceed thirty-six months after termination, subject to the Employee's obligation to make contributions equal to those required from time to time from employees for equivalent coverage under medical or dental plans. If shareholders do not approve the Amended Merger Agreement and the Mergers are not consummated, PGC estimates that, based on current compensation levels and valuation factors, the aggregate after-tax cost of the severance benefits under these employment agreements would be approximately $7.7 million.

     Director and Executive Single Life Premium Insurance Policies. The Board of Directors of PGC has approved the amendment of its Outside Directors' Life Insurance Benefit Plan ("Directors' Insurance Plan") and Senior Officers' Life Insurance Benefit Plan ("Officers' Insurance Plan") to provide that neither shareholder approval of the Mergers nor the consummation of the Mergers will constitute a "change of control" under those plans. However, a participant whose Board service terminates involuntarily within one year after the Effective Time, or whose employment terminates involuntarily within two years after the Effective Time, as applicable, will be entitled to receive a cash payment from PGC equal to the remaining premiums necessary to cause his or her policy to be fully paid-up. In addition, a participant whose Board service terminates more than one year after the Effective Time or whose employment terminates more than two years after the Effective Time, as applicable, will be permitted to be treated as retiring under the Plan, with the result that he or she will be permitted to elect to purchase the policy insuring his or her life from the Company or continue as a participant in the Plan.

     Changes to Deferred Compensation Plans. As permitted by the Original Merger Agreement, the PGC Board of Directors approved a change to the Outside Directors Deferred Compensation Plan ("DDCP") and the Management Deferred Compensation Plan ("MDCP") to provide that (1) no amendment to the plan may reduce the amount accrued in the account of any participant as of the date that notice of the amendment is given; (2) no amendment may reduce the rate of interest credited, after the date of amendment, to the amount accrued in the account of any participant as of the date of the amendment; and (3) if the plan is terminated, account balances of participants shall be paid in the form designated by such participants.

     Indemnification. Pursuant to the Amended Merger Agreement, to the extent, if any, not provided by an existing right of indemnification or other agreement or policy, from and after the Effective Time, New Enron will, to the fullest extent not prohibited by applicable law, indemnify, defend and hold harmless the present and former directors, officers and management employees of the parties to the Mergers and their respective subsidiaries against (i) all losses, expenses (including reasonable attorneys' fees and expenses), claims, damages, costs, liabilities, judgments or, subject to certain restrictions, amounts paid in settlement of or in connection with any claim, action, suit, proceeding or investigation based on or arising out of the fact that such person is or was a director, officer, or management employee of such party or any subsidiary thereof, whether pertaining to any matter existing or occurring at or prior to the Effective Time and whether asserted or claimed prior to, at, or after the Effective Time, and (ii) all liabilities based on, arising from, or pertaining to the Amended Merger Agreement or the transactions contemplated thereby.

     In addition, the Amended Merger Agreement provides that, for a period of six years after the Effective Time, New Enron will cause to be maintained in effect the policies of directors' and officers' liability insurance maintained by Enron and PGC (subject to certain limitations). See "The Amended Merger Agreement -- Indemnification."

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion includes the opinion of Wachtell, Lipton, Rosen & Katz, counsel to PGC, as to the material federal income tax consequences of the Mergers to the holders of capital stock of PGC. The discussion is based upon current provisions of the Code, existing regulations thereunder, current administrative rulings of the Internal Revenue Service (the "IRS") and court decisions, all of which are subject to change. The discussion does not address all federal income tax consequences of the Mergers that may be relevant to particular PGC shareholders in light of their particular circumstances, including holders that are subject to special tax rules such as dealers in securities, foreign persons, mutual funds, insurance companies, tax-exempt entities and holders who do not hold their shares as capital assets. Holders of PGC Common Stock are advised and expected to consult their own tax advisers regarding the federal income tax consequences of the Mergers in light of their personal circumstances and the consequences under state, local and foreign tax laws.

     PGC has received from its counsel, Wachtell, Lipton, Rosen & Katz, an opinion to the effect that for federal income tax purposes the Mergers will constitute reorganizations within the meaning of section 368(a) of the Code, that Enron and New Enron will each be a party to the Reincorporation Merger and that New Enron and PGC will each be a party to the PGC Merger, that PGC will not recognize any gain or loss as a result of the PGC Merger and that the shareholders of PGC will not recognize any gain or loss upon the receipt of New Enron Common Stock in exchange for their PGC Common Stock, except with respect to cash received, if any, in lieu of fractional shares of New Enron Common Stock. Such opinions are based on certain representations of Enron, New Enron and PGC as to the continuation by New Enron of the business of Enron and PGC and as to the absence of any knowledge as to any plan or intention by the shareholders of Enron and PGC to dispose of a substantial portion of New Enron stock following the Mergers. Shareholders of PGC should be aware that such opinions are not binding on the IRS and no assurance can be given that the IRS will not adopt a contrary position or that a contrary IRS position would not be sustained by a court.

     Assuming the Mergers qualify as reorganizations under section 368(a) of the Code, the following federal income tax consequences will occur:

          (a) no gain or loss will be recognized by Enron, New Enron or PGC by reason of the Mergers;

          (b) no gain or loss will be recognized by a holder of PGC Common Stock upon the exchange of such shares solely for New Enron Common Stock in the PGC Merger;

          (c) the aggregate basis of the shares of New Enron Common Stock received by a holder of PGC Common Stock in the PGC Merger (including any fractional share deemed received) will be the same as the aggregate basis of the shares surrendered in exchange therefor;

          (d) the holding period of the shares of New Enron Common Stock received by a holder of PGC Common Stock in the PGC Merger (including any fractional share deemed received) will include the holding period of the shares surrendered in exchange therefor, provided that such shares are held as capital assets at the Effective Time; and

          (e) a holder of PGC Common Stock who receives cash in lieu of a fractional share of New Enron Common Stock will recognize gain or loss equal to the difference, if any, between such shareholder's basis in the fractional share (as described in paragraph (c) above) and the amount of cash received. Such gain or loss will be eligible for long-term capital gain or loss treatment if the PGC Common Stock is held by such shareholder as a capital asset at the Effective Time and the holding period for the fractional share (as described in paragraph (d) above) is more than one year.

     HOLDERS OF PGC COMMON STOCK ARE URGED TO CONSULT WITH THEIR OWN TAX ADVISERS WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGERS TO SUCH HOLDERS, INCLUDING THE APPLICATION AND EFFECT OF THE LAWS OF ANY STATE, MUNICIPAL, FOREIGN OR OTHER TAXING JURISDICTION.

GOVERNMENTAL AND REGULATORY APPROVALS

     All regulatory approvals required for the consummation of the Mergers have been obtained, except for approval of the OPUC.

     Oregon Public Utility Commission. Upon completion of the PGC Merger, New Enron will be the owner of the common stock of PGE, the electric utility subsidiary of PGC. PGE is subject to the jurisdiction of the OPUC with respect to its electric utility operations. The approval of the OPUC is required for any transaction in which a person acquires the power to exercise any substantial influence over the policies and actions of a public utility subject to its jurisdiction. On August 30, 1996, Enron filed an application with the OPUC seeking approval of the PGC Merger.

     As part of the OPUC approval process, the OPUC staff, intervenors and public interest groups have raised a number of issues that they proposed to address by making the OPUC's approval subject to certain conditions. The First Amendment includes a revised regulatory plan that outlines the terms that Enron and PGC agreed would be offered in connection with its application for OPUC approval, including guaranteed merger-related benefits to PGE's customers of $141 million. These conditions are intended to address the issues that have been identified through the approval process and provide benefits sufficient to meet the applicable merger approval standard. Following the execution of the First Amendment, the OPUC staff and intervenors requested changes and additions to the conditions included in the First Amendment. As a result of the negotiation of these matters, the OPUC Staff, Enron, PGC and certain intervenors reached agreement on a revised set of conditions and signed the Stipulation setting forth the parties' agreement to recommend that the OPUC adopt the Stipulation (and the conditions contained therein) and approve the PGC Merger. The final decision of the OPUC with respect to Enron's merger application is currently scheduled for June 4, 1997. See "The Mergers -- Background of the Mergers -- The Amended Merger Agreement" for a more detailed description of the OPUC approval process to date.

     In November 1996, PGE reached agreement with the OPUC staff, which was subsequently approved by the OPUC, to reduce its rates. The rate reductions stem primarily from lower natural gas and power purchase prices. The agreement calls for $55 million in annual rate reductions that began December 1, 1996 (in addition to $15 million in rate reductions previously approved by the OPUC). The settlement will result in an after-tax decrease in earnings of approximately $32 million for 1997 ($41 million including the previously approved $15 million in rate reductions).

     1935 Act. Enron is not a holding company (as defined in the 1935 Act) and therefore is not subject to the provisions of the 1935 Act. PGC is a holding company exempt from all provisions of the 1935 Act except Section 9(a)(2) thereof under Section 3(a)(1) pursuant to Rule 2 of the 1935 Act. Following consummation of the Mergers, Enron will be a holding company entitled to claim an exemption from all provisions of the 1935 Act except Section 9(a)(2) thereof under Section 3(a)(1) pursuant to Rule 2 of the 1935 Act.

     PURPA. Enron owns indirect interests in six cogeneration facilities, each of which constitutes a "qualifying facility" ("QF") under the Public Utility Regulatory Policies Act of 1978 ("PURPA") (the "Enron QF's"). Substantial interests in certain of the facilities are also held by affiliates of other entities which are classified as "electric utilities" under PURPA. Following consummation of the PGC Merger, New Enron will become a holding company under the 1935 Act that will qualify for the intrastate exemption under Section 3(a)(1) thereof but, barring a change in law, will not be exempt from classification as an "electric utility holding company" under PURPA. Therefore, in order to avoid the loss of QF status for the Enron QF's and registration of Enron as a "holding company" under the 1935 Act, Enron must cause its ownership in the Enron QF's (aggregated with ownership by all other entities constituting "electric utilities") to be not more than 50% prior to consummation of the PGC Merger. An Enron subsidiary has entered into a definitive agreement providing for the sale of its interests in three of the Enron QFs to Calpine Finance Company. Subject to the satisfaction of certain closing conditions, the transactions are scheduled to close on or before May 30, 1997. With respect to the disposition of the remaining three Enron QFs, affiliates of Enron are currently negotiating definitive agreements with a closing date anticipated by June 15, 1997. The disposition of the remaining Enron QFs will require the receipt of certain third party consents, which Enron expects to obtain in advance of the scheduled closing date. Enron's management does not believe that resolution of the foregoing matters will have a material adverse effect on its consolidated financial position or its consolidated results of operations.

     Federal Power Act. Section 203 of the Federal Power Act provides that no public utility shall sell or otherwise dispose of its jurisdictional facilities or, directly or indirectly, merge or consolidate such facilities with those of any other person or acquire any security of any other public utility without first having obtained authorization from the FERC. The approval of the FERC is required in order to consummate the Mergers. Under Section 203 of the Federal Power Act, the FERC is required to approve a merger if it finds such merger "consistent with the public interest."

     The 1993 FERC order authorizing Enron Power Marketing, Inc. ("EPMI") to sell electric power at market-based rates was predicated on its finding that EPMI and its affiliates lacked market power over wholesale power buyers. The order requires EPMI to inform the FERC of any changes in EPMI's status or activities that relate to the basis for the FERC's original authorization of EPMI's market-based rates, including acquisitions of generation or transmission facilities and affiliation with franchised utilities. Pursuant to this requirement, on July 24, 1996, EPMI filed a "Notification of Change in Status" with the FERC in which EPMI advised the FERC of the Original Merger Agreement and requested FERC to confirm that the Mergers will not affect EPMI's authorization to sell power at market-based rates. On September 20, 1996, EPMI filed proposed changes to its FERC Electric Rate Schedule No. 1 under Section 205 of the Federal Power Act to become effective upon consummation of the PGC Merger, as necessary for EPMI to continue to engage in wholesale power transactions at market-based rates.

     On February 26, 1997, the FERC approved the PGC Merger under Section 203 of the Federal Power Act. As part of FERC's order, FERC also permitted EPMI's proposed changes to its FERC Electric Rate Schedule No. 1 to become effective under Section 205 of the Federal Power Act and held that the PGC Merger did not affect EPMI's authority to sell electric power at market-based rates. The time allowed for petitions for rehearing of the FERC order expired March 28, 1997, and no petitions for rehearing were filed.

     Oregon Energy Facility Siting Council. The Oregon Energy Facility Siting Council ("OEFSC") has regulatory authority over the siting of energy facilities, including electric generating plants, in the State of

Oregon. Under its rules, OEFSC consent is required for certain direct or indirect transfers of site certificates or facilities covered by a site certificate. As a result of the Mergers, New Enron will become the owner of the common stock of PGE. On September 4, 1996, PGE requested a declaratory ruling from the OEFSC that the change in ownership of PGE common stock in connection with the PGC Merger will not result in a transfer of site certificates that requires OEFSC consent. On November 4, 1996, the OEFSC issued a Declaratory Ruling confirming that the PGC Merger will not be a transfer of the site certificates requiring OEFSC consent. No petitions for judicial review of the OEFSC Declaratory Ruling were filed by any party within the statutory period.

     Atomic Energy Act. PGE holds a majority interest in the Nuclear Regulatory Commission ("NRC") license for the Trojan nuclear facility, which ceased operations in 1993. Shortly thereafter, the facility operating license was converted to a possession-only license ("POL") pursuant to a license amendment accepted by the NRC. The Atomic Energy Act requires that NRC licenses (including
POLs) may not be amended or transferred or in any manner disposed of, directly or indirectly, to any person through transfer of control unless the NRC finds that such transfer is in accordance with the Atomic Energy Act and gives prior consent to the transfer. On August 20, 1996, PGE filed an application seeking approval from the NRC under the Atomic Energy Act of New Enron's controlling interest in PGE after the Mergers. On March 6, 1997, the NRC issued an order (the "NRC Order") approving the PGC Merger, subject to (i) PGE continuing to fund its decommissioning trust funds in accordance with the schedule stated in PGE's Post-Shutdown Decommissioning Activities Report ("PSDAR") and (ii) PGE providing the Director of the NRC with at least 60 days' prior notice of a transfer (excluding grants of security interests or liens) from PGE to its parent or to any other affiliated company, of facilities for the production, transmission or distribution of electric energy having a depreciated book value exceeding 10% of PGE's consolidated net utility plant, as recorded on PGE's books of account. The NRC also ordered that the condition specified in clause
(ii) above would not apply once (a) PGE had completed all major decommissioning activities and (b) PGE's external decommissioning trust fund had been funded in an amount sufficient to pay PGE's share of site radiological decommissioning costs as estimated in the PSDAR. The NRC Order will become null and void if the PGC Merger is not consummated by December 31, 1997, but can be extended for good cause. No requests for a hearing with respect to issuance of the NRC Order were filed within the required time period.

     HSR Act. Transactions such as the Mergers are reviewed by the Department of Justice and the Federal Trade Commission (the "FTC") to determine whether they comply with applicable antitrust laws. Under the provisions of the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended (the "HSR Act"), the Mergers may not be consummated until such time as the specified waiting period requirements of the HSR Act have been satisfied. Enron and PGC filed notification reports, together with requests for early termination of the waiting period, with the Department of Justice and the FTC under the HSR Act. Effective November 4, 1996, Enron and PGC received notice of early termination of the waiting period and are authorized to consummate the Mergers within one year following such date without the requirement of additional HSR Act filings.

     Enron and PGC intend to make supplemental filings with the OPUC, the FERC, the OEFSC and the NRC as necessary to reflect the execution by Enron, New Enron and PGC of the First Amendment. Other than the foregoing, Enron and PGC are aware of no other governmental or regulatory approvals required for consummation of the Mergers, other than compliance with applicable securities laws.

RESTRICTIONS ON RESALES BY PGC AFFILIATES

     The shares of New Enron Common Stock (or Enron Common Stock) and New Enron Convertible Preferred Stock to be received by shareholders of PGC and Enron in connection with the Mergers have been registered under the Securities Act and, except as set forth in this paragraph, may be traded without restriction. The securities to be issued in connection with the Mergers and received by persons who are "affiliates" (as that term is defined in Rule 144 under the Securities
Act) of Enron or PGC prior to the Mergers may be resold by them only in transactions permitted by the resale provisions of Rule 145 under the Securities Act (or, in the case of such persons who become affiliates of Enron, Rule 144 under the Securities Act) or as otherwise permitted under the Securities Act. Pursuant to the Amended Merger Agreement, PGC has agreed to use its reasonable efforts to cause its "affiliates" (as that term is used in Rule 145 under the Securities Act) to deliver a written agreement to Enron with respect to the shares (the "Affiliate Shares") to be received by such affiliate pursuant to the PGC Merger (the "Affiliate Agreements"). It is intended that, pursuant to the Affiliate Agreements, each affiliate will agree
(i) not to make any offer to sell or any sale or other disposition of all or any part of the Affiliate Shares in violation of the Securities Act and to hold the Affiliate Shares subject to applicable provisions of the Securities Act, (ii) that he has been advised that any public reoffering or resale of the Affiliate Shares by the affiliate requires compliance with certain registration requirements under the Securities Act, and (iii) that he understands that New Enron will be under no obligation to register the Affiliate Shares under the Securities Act or take certain other actions that may be necessary in connection with dispositions by the affiliate.

STOCK EXCHANGE LISTING

     An application will be made to have the New Enron Common Stock listed for trading on the NYSE, as well as the Chicago, Pacific, London and Frankfurt exchanges.

ACCOUNTING TREATMENT

     The PGC Merger will be accounted for as a purchase for financial reporting purposes. Under the purchase method of accounting, the assets and liabilities of PGC will be recorded at their fair values at the Effective Time, with the difference between such fair value and the value of the consideration paid in the PGC Merger allocated to goodwill.

NO APPRAISAL RIGHTS

     Under the DGCL and the OBCA, no holder of PGC Common Stock will be entitled to any dissenters' or appraisal rights in connection with the transactions contemplated by the Amended Merger Agreement.

                          THE AMENDED MERGER AGREEMENT

FIRST AMENDMENT TO ORIGINAL MERGER AGREEMENT

     On April 14, 1997, Enron, New Enron and PGC entered into the First Amendment. Under the terms of the First Amendment, the PGC Conversion Ratio was reduced to 0.9825 shares of New Enron Common Stock for each share of PGC Common Stock. The Original Merger Agreement had provided for a PGC Conversion Ratio of one share of New Enron Common Stock for each share of PGC Common Stock. Under the new PGC Conversion Ratio, based on the number of shares of PGC Common Stock and Enron Common Stock issued as of the Record Date, an aggregate of 50,506,741 shares of New Enron Common Stock (approximately 16.5% of the outstanding shares on a fully diluted basis) will be issued in the PGC Merger, compared to 51,406,352 shares of New Enron Common Stock (approximately 16.8% of the outstanding shares on a fully diluted basis) that would have been issued under the Original Merger Agreement.

     As described below, the First Amendment also (i) modified the regulatory closing condition in an attempt to accommodate concerns that caused the staff of the OPUC to recommend disapproval of the PGC Merger, (ii) required PGC to solicit the approval of the Amended Merger Agreement by its shareholders (subject to certain fiduciary exceptions) and (iii) extended certain fiduciary exceptions to its obligations not to solicit competing transactions until PGC shareholder approval is obtained at the Annual Meeting. Under the terms of the Original Merger Agreement, these fiduciary exceptions had terminated upon the approval of the holders of the PGC Common Stock at the special meeting of PGC shareholders held on November 12, 1996.

     The following is a summary of the material terms of the Amended Merger Agreement, giving effect to the amendments contained in the First Amendment. This summary is qualified in its entirety by reference to the Amended Merger Agreement. A copy of the Amended Merger Agreement (which incorporates the amendments contained in the First Amendment) is attached as Annex A to this Proxy Statement/Prospectus and is incorporated herein by reference.

CLOSING; EFFECTIVE TIMES OF THE MERGERS

     The Closing of the transactions contemplated by the Amended Merger Agreement will occur on the second business day immediately following the date on which the last of the conditions to the Mergers is satisfied or are capable of being satisfied, or at such other time and date as PGC and Enron agree.

     In addition to being subject to PGC shareholder approval of the Amended Merger Agreement, the Mergers are subject to approval by the OPUC consistent with the proposed regulatory plan. The final decision of the OPUC with respect to Enron's merger application is currently scheduled for June 4, 1997. All other regulatory approvals and the requisite approval of the shareholders of Enron have already been obtained. If a favorable OPUC order is issued prior to the Annual Meeting, the parties anticipate that the Mergers would be consummated promptly after PGC shareholder approval at the Annual Meeting. There can be no assurance that the OPUC will issue a favorable order or that any order will be issued prior to the Annual Meeting.

     The Reincorporation Merger will become effective upon the later of the filing of articles of merger with the Oregon Department of State or the filing of a certificate of merger with the Secretary of State of Delaware, or at such later time as may be mutually agreed to by the parties and specified in such articles of merger or certificate of merger. The PGC Merger will become effective upon the filing of articles of merger with the Oregon Department of State or at such later time as may be mutually agreed to by the parties and specified in such articles of merger (the "Second Effective Time"), provided that the Second Effective Time will be after the First Effective Time. As used herein, the term "Effective Time" refers to the Second Effective Time.

MANNER AND BASIS OF CONVERTING SHARES

     Conversion of Enron Common Stock and Enron Preferred Stock Pursuant to the Reincorporation Merger. At the First Effective Time, by virtue of the Reincorporation Merger and without any action on the part of any holder of capital stock of Enron, each share of Enron Common Stock issued and outstanding immediately prior to the First Effective Time will be converted into and become one share of New Enron Common Stock.

Each share of any series of Enron Preferred Stock issued and outstanding immediately prior to the First Effective Time will be converted into and become one share of a series of New Enron Preferred Stock having the same rights, preferences and limitations as the corresponding class or series of Enron Preferred Stock. Each share of the common stock of New Enron issued and outstanding immediately prior to the First Effective Time will be canceled without consideration therefor.

     Conversion of PGC Common Stock Pursuant to the PGC Merger. At the Second Effective Time, by virtue of the PGC Merger and without any action on the part of any holder of capital stock of PGC or New Enron, each share of PGC Common Stock issued and outstanding immediately prior to the Second Effective Time (other than shares of PGC Common Stock owned by PGC or any of its subsidiaries or by Enron, New Enron or any of their respective subsidiaries, which will be canceled without consideration therefor) will be converted into 0.9825 shares of New Enron Common Stock, subject to certain adjustments described below (the "PGC Conversion Ratio").

     Adjustments to PGC Conversion Ratio. If, prior to the Effective Time, there is a change in the number of shares of Enron Common Stock issued and outstanding as a result of a reclassification, stock split (including a reverse stock split), stock dividend or similar transaction, the PGC Conversion Ratio will be equitably adjusted to eliminate the effects of such an event. If, prior to the Effective Time, Enron effects a distribution to all holders of Enron Common Stock of shares of any class or series of capital stock (other than any distribution described in the preceding sentence and any dividends paid exclusively in cash) (an "Extraordinary Distribution"), the PGC Conversion Ratio in effect immediately prior to such Extraordinary Distribution will be adjusted to equal $40.25 (or, if applicable, the Revised Enron Share Value (as defined below) determined in connection with any previous adjustment in the PGC Conversion Ratio) divided by the Revised Enron Share Value. The PGC Conversion Ratio will be so adjusted successively whenever an Extraordinary Distribution occurs prior to the Effective Time. Any securities distributed by Enron in an Extraordinary Distribution will be listed on the NYSE from and after the time such distribution is made. For purposes of the foregoing, "Extraordinary Distribution Value" means the aggregate number of securities distributed to each holder of Enron Common Stock pursuant to such Extraordinary Distribution multiplied by the average of the daily closing prices per share of such security for the 20 consecutive Trading Days (as defined in the Amended Merger Agreement) immediately following the date of such Extraordinary Distribution, and the "Revised Enron Share Value" means $40.25 (or, if applicable, the Revised Enron Share Value determined in connection with any previous adjustment in the PGC Conversion Ratio) less the Extraordinary Distribution Value. If, prior to the Effective Time, there is consummated a transaction other than a transaction of the type described above pursuant to which shares of Enron Common Stock become converted into the right to receive cash, securities or other property or any combination thereof, Enron will make appropriate provision so that the corporation surviving such transaction is substituted for Enron as a party to the Amended Merger Agreement, and appropriate adjustment is made so that, upon consummation of the Mergers, each share of PGC Common Stock will be converted into such amount of cash, securities or other property or combination thereof as each such share would have been converted had the Mergers occurred prior to such transaction.

     Exchange of PGC Certificates. Promptly after consummation of the Mergers, New Enron will designate an exchange agent acceptable to PGC to distribute shares of New Enron Common Stock exchanged for PGC Common Stock in the PGC Merger. The Exchange Agent will send a letter of transmittal to each holder of record of PGC Common Stock immediately before the Effective Time for use in exchanging certificates formerly representing shares of PGC Common Stock (a "PGC Certificate") that were converted ("Converted Shares") into New Enron Common Stock for certificates representing shares of New Enron Common Stock. PGC Certificates should not be surrendered by the holders of PGC Common Stock until they have received the letter of transmittal from the Exchange Agent. Upon delivery of a PGC Certificate to the Exchange Agent for exchange, together with a duly executed letter of transmittal and such other documents as the Exchange Agent shall require, the holder of such PGC Certificate will be entitled to receive in exchange therefor a certificate representing that number of whole shares of New Enron Common Stock and the amount of cash in lieu of fractional share interests (if any) which such holder has the right to receive pursuant to the Amended Merger Agreement. In the event of a transfer of ownership of Converted Shares which is not registered in the transfer records of PGC, a certificate representing the proper number of shares of New Enron Common Stock may be issued to a transferee if the PGC Certificate representing such Converted Shares is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence satisfactory to the Exchange Agent that any applicable stock transfer taxes have been paid. Until delivered and exchanged for New Enron Common Stock as provided in the Amended Merger Agreement, each PGC Certificate will be deemed at any time after the Effective Time to represent only the right to receive upon such delivery the certificate representing shares of New Enron Common Stock and cash in lieu of any fractional shares (and any distributions described below). Unless and until the certificate or certificates representing Converted Shares have been surrendered for exchange to the Exchange Agent, no dividends or other distributions payable to holders of New Enron Common Stock as of a record date at or after the Effective Time will be paid to any holder of a certificate representing such unexchanged Converted Shares. Subject to the effect of unclaimed property, escheat and other applicable laws, following delivery of any such certificate, there will be paid to the record holder (or transferee) of the certificates representing whole shares of New Enron Common Stock issued in exchange therefor, without interest, (i) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of New Enron Common Stock, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date at or after the Effective Time but prior to delivery and a payment date subsequent to delivery payable with respect to such whole shares of New Enron Common Stock, as the case may be.

TREATMENT OF FRACTIONAL INTERESTS

     No certificates for fractional shares of New Enron Common Stock will be issued in the PGC Merger, and fractional share interests will not entitle the owner thereof to vote or to any rights of a shareholder of New Enron. All holders of fractional shares of New Enron Common Stock will be entitled to receive, in lieu thereof, an amount in cash (rounded to the nearest cent) determined by multiplying the fraction of a share of New Enron Common Stock to which such holder would otherwise have been entitled by the average of the Closing Price (as hereinafter defined) of a share of New Enron Common Stock for each of the ten trading days ending on and including the trading day prior to the Closing Date. The "Closing Price" for each day shall be the last reported sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE.

CONDITIONS TO THE MERGERS

     Condition to Each Party's Obligation to Effect the Mergers. The Amended Merger Agreement contains certain closing conditions, many of which have already been satisfied. As of the date of this Proxy Statement/Prospectus, the respective obligations of each party to effect the Mergers remain subject to satisfaction prior to the Closing Date of the following conditions, except to the extent such conditions are waived by the parties in writing: (a) the required approval of the shareholders of PGC shall have been obtained at the Annual Meeting; (b) no temporary restraining order or preliminary or permanent injunction or other judgment, decree, ruling or order by any court of competent jurisdiction preventing consummation of either of the Mergers shall have been issued and be continuing in effect, and the Mergers and the other transactions contemplated by the Amended Merger Agreement shall not have been prohibited under any applicable federal or state law or regulation; (c) no stop order suspending the effectiveness of the Registration Statement under the Securities Act shall have been issued and remain in effect; (d) the shares of New Enron Common Stock issuable in the Mergers shall have been approved for listing on the NYSE upon official notice of issuance; (e) the required statutory approvals of the transactions contemplated by the Amended Merger Agreement (as specified in the Amended Merger Agreement) shall have been obtained at or prior to the Effective Time, such approvals shall have become Final Orders (as defined in the Amended Merger Agreement) and no Final Order shall impose terms or conditions that would have, or would be reasonably likely to have, an Enron Material Adverse Effect or a PGC Material Adverse Effect (each as defined in the Amended Merger Agreement).

     Conditions to the Obligations of Enron and New Enron to Effect the Mergers. In addition to certain conditions that have been satisfied prior to the date of this Proxy Statement/Prospectus, the obligation of Enron and New Enron to effect the Reincorporation Merger and of New Enron to effect the PGC Merger remain subject to the satisfaction, on or prior to the Closing Date, of certain conditions, including the following, except as may be waived by Enron in writing: (a) PGC shall have performed in all material respects its agreements and covenants contained in or contemplated by the Amended Merger Agreement required to be performed by it at or prior to the Effective Time (subject to certain materiality exceptions); (b) subject to certain materiality and other exceptions, the representations and warranties of PGC shall be true and correct as of the date of the Original Merger Agreement and as of the Closing Date; (c) Enron shall have received an opinion of counsel from Vinson & Elkins L.L.P., in form and substance satisfactory to Enron, dated the Closing Date, to the effect that the Mergers will be treated as reorganizations within the meaning of
Section 368(a) of the Code and that no gain or loss will be recognized to Enron or the holders of capital stock of Enron as a result thereof; (d) the PGC Required Consents (as defined in the Amended Merger Agreement) shall have been obtained, except as would not have a PGC Material Adverse Effect; (e) the regulatory approval process for obtaining the OPUC Approval shall have resulted in a Final Order that (i) does not impose or threaten to impose any direct or indirect change in the $141 million of merger-related benefits to PGC's customers agreed to by Enron and PGC, (ii) adopts the regulatory conditions contained in an appendix to the First Amendment, substantially in the form set forth in that appendix, and (iii) does not include the imposition or threatened imposition of any other conditions that are substantive (the "OPUC Regulatory Condition"); and (f) EPMI shall not have been subjected to a loss, in whole or in significant part, of its FERC authority to sell power (other than sales to Enron's affiliates (including PGE)) at market-based rates as a consequence of the execution of the Amended Merger Agreement, the performance of the transactions contemplated thereby or affiliation with PGC or PGE.

     Conditions to the Obligation of PGC to Effect the PGC Merger. In addition to certain conditions that have been satisfied prior to the date of this Proxy Statement/Prospectus, the obligation of PGC to effect the PGC Merger remains subject to the satisfaction, on or prior to the Closing Date, of certain conditions, including the following, except as may be waived by PGC in writing:
(a) Enron shall have performed in all material respects its agreements and covenants contained in or contemplated by the Amended Merger Agreement required to be performed by it at or prior to the Effective Time (subject to certain materiality exceptions); (b) with certain exceptions, the representations and warranties of Enron set forth in the Amended Merger Agreement shall be true and correct as of the date of the Original Merger Agreement and as of the Closing Date (subject to certain materiality exceptions); (c) PGC shall have received an opinion of counsel from Wachtell, Lipton, Rosen & Katz, in form and substance satisfactory to PGC, dated the Closing Date, to the effect that the Mergers will be treated as reorganizations within the meaning of Section 368(a) of the Code and that no gain or loss will be recognized to PGC or the holders of PGC Common Stock except with respect to cash received in lieu of fractional share interests; (d) the Enron Required Consents (as defined in the Amended Merger Agreement) shall have been obtained (subject to certain materiality exceptions); and (e) the Reincorporation Merger shall have become effective.

REPRESENTATIONS AND WARRANTIES

     The Amended Merger Agreement contains various representations and warranties of PGC and Enron relating to, among other things, (i) organization and similar corporate matters, (ii) their respective capitalization, (iii) authorization, execution, delivery, performance and enforceability of the Amended Merger Agreement and the First Amendment and related matters, and the absence of conflicts, violations and defaults under their respective charters and bylaws and certain other agreements and documents, (iv) documents and reports filed by them with the Commission and the accuracy of the information contained therein, (v) the absence of certain changes and events, (vi) litigation, (vii) employee benefit matters, (viii) taxes and matters relating to a tax-free reorganization, (ix) certain regulatory matters and (x) certain other matters. The representations and warranties expire at the Effective Time.

CERTAIN COVENANTS; CONDUCT OF BUSINESS PRIOR TO THE EFFECTIVE TIME

     PGC. The Amended Merger Agreement provides that, prior to the Effective Time, PGC will, and will cause its subsidiaries to, carry on their respective businesses in all material respects in the usual, regular and ordinary course, consistent with past practice, and will cause its subsidiaries to, use all reasonable efforts to (i) preserve intact their present business organizations and goodwill, preserve the goodwill and relationships with customers, suppliers and others having business dealings with them, (ii) subject to prudent management of workforce needs and ongoing or planned programs relating to downsizing, re-engineering and similar matters, keep available the services of their present officers and employees as a group, (iii) maintain and keep its material properties and assets in as good repair and condition as at present, subject to ordinary wear and tear, and maintain supplies and inventories in quantities consistent with past practice and (iv) with respect to wholesale power and energy trading and transactions, comply with prudent policies, practices and procedures with respect to risk management and trading limitations, all to the end that their goodwill and ongoing businesses will not be impaired in any material respect at the Effective Time.

     In addition to the foregoing limitations, PGC has also agreed (as to itself and its subsidiaries) to certain limitations on its ability to (a) declare or pay dividends on or repurchase or redeem its securities; (b) issue securities;
(c) amend its charter documents; (d) make acquisitions of businesses or assets or dispose of assets outside the ordinary course of business; (e) incur indebtedness; (f) make capital expenditures; (g) make changes in its compensation and benefit plans; (h) take action that would jeopardize the qualification of the Mergers as tax-free reorganizations; (i) discharge liabilities outside the ordinary course of business; and (j) take certain other actions. With respect to nuclear operations, PGC has agreed not to take certain actions with respect to nuclear materials and not to incur decommissioning expenses in excess of a specified budget. PGC has also agreed to keep Enron informed of matters relating to the Trojan decommissioning plan and to give specified Enron representatives access to the Trojan facilities (subject to applicable legal requirements). Also, Enron and PGC have established a Nuclear Oversight Committee, which has advisory powers only, to consult with PGC management with respect to the progress of the Trojan decommissioning.

     Enron. Prior to the Effective Time, Enron has agreed (as to itself and its subsidiaries) to certain limitations on its ability to (a) redeem or repurchase shares of capital stock of Enron or its subsidiaries; (b) pay dividends on the Enron Common Stock; (c) amend its charter documents; (d) take actions that would jeopardize the qualification of the Mergers as tax-free reorganizations; and (e) take certain other actions. In addition, Enron has agreed to conduct its business, and to cause its subsidiaries to conduct their businesses, so that the character of the business of Enron and its subsidiaries taken as a whole is not fundamentally altered.

NO SOLICITATION

     PGC. The Amended Merger Agreement provides that until the Effective Time or until the Amended Merger Agreement is terminated in accordance with its terms, PGC will not initiate, solicit or encourage (including by way of furnishing information or assistance), or take any other action to facilitate, any inquiries or the making of any proposal relating to, or that may reasonably be expected to lead to, any PGC Competing Transaction (as defined below), or enter into discussions or negotiate with any person or entity in furtherance of such inquiries or to obtain a PGC Competing Transaction, or agree to or endorse any PGC Competing Transaction, or authorize or permit any of the officers, directors or employees of PGC or any of its subsidiaries or any investment banker, financial advisor, attorney, accountant or other representative retained by PGC or any of PGC's subsidiaries to take any such action; provided, however, that, prior to receipt of the PGC shareholders' approval at the Annual Meeting, nothing contained in the foregoing will prohibit the Board of Directors of PGC from (i) furnishing information to, or entering into discussions or negotiations with, any person or entity in connection with an unsolicited bona fide offer in writing by such person or entity to acquire PGC pursuant to a merger, consolidation, share exchange, business combination or other similar transaction or to acquire a substantial portion of the assets of PGC or any of its subsidiaries, to the extent and only to the extent that (A) the Board of Directors of PGC, after consultation with and based upon the written advice of independent legal counsel, determines in good faith that such action is necessary for such Board of Directors to comply with its fiduciary duties to its shareholders under applicable law and (B) prior to furnishing such information to, or entering into discussions or negotiations with, such person or entity, PGC (x) provides written notice to Enron to the effect that it is furnishing information to, or entering into discussions or negotiations with, such person or entity and (y) enters into a confidentiality agreement with such person or entity reasonably calculated under the circumstances, in the reasonable judgment of PGC, to protect the confidentiality of PGC's proprietary data; or (ii) complying with Rule 14e-2 promulgated under the Exchange Act with regard to a "PGC Competing Transaction." For purposes of the foregoing, a "PGC Competing Transaction" means any of the following (other than the transactions contemplated by the Amended Merger Agreement) involving PGC or any of its subsidiaries: (i) any merger, consolidation, share exchange, business combination or similar transaction; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 20% or more of the assets of PGC and its subsidiaries, taken as a whole, (iii) any tender offer or exchange offer for 20% or more of the outstanding shares of capital stock of PGC; (iv) any person acquiring beneficial ownership of, or any group (as such term is defined under Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) being formed which beneficially owns or has the right to acquire beneficial ownership of, 20% or more of the outstanding shares of capital stock of PGC; or (v) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

     Enron. Enron is subject to similar restrictions (but without the fiduciary exceptions described above because the requisite Enron shareholder approval has already been obtained) with respect to its ability to solicit, discuss or provide information with respect to an "Enron Competing Transaction", which is defined to mean any of the following (other than the transactions contemplated by the Amended Merger Agreement) involving Enron or any of its subsidiaries: (i) any merger, consolidation, share exchange, business combination or similar transaction pursuant to which holders of Enron Common Stock prior to such transaction would own in the aggregate less than 50% of the voting power of the entity surviving or resulting from such transaction (or the ultimate parent entity thereof); (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 50% or more of the assets of Enron and its subsidiaries, taken as a whole, (iii) any tender offer or exchange offer for 30% or more of the outstanding shares of capital stock of Enron; (iv) any person acquiring beneficial ownership of, or any group (as such term is defined under Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) being formed which beneficially owns or has the right to acquire beneficial ownership of, 30% or more of the outstanding shares of capital stock of Enron; or (v) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing; except that none of the foregoing will be deemed an Enron Competing Transaction unless such transaction by its terms would prevent the consummation of the transactions contemplated by the Amended Merger Agreement or be conditioned upon the termination of the Amended Merger Agreement.

EMPLOYEE BENEFIT MATTERS

     The Amended Merger Agreement provides that New Enron or its subsidiaries will provide PGC Employees (as defined below) (other than represented employees), for a period of not less than two years following the Effective Time, with benefits that are not materially less favorable in the aggregate than those provided to such individuals under the PGC Benefit Plans (as defined in the Amended Merger Agreement); provided, that the foregoing will not require New Enron to maintain or prevent New Enron from amending, terminating, or merging any particular PGC Benefit Plan. "PGC Employees" means (i) individuals who are, as of the Effective Time, employees of PGC and its subsidiaries, except that such an individual will cease to be considered a "PGC Employee" and will thereafter be considered a "Transferred Employee" if and when he or she transfers to the employment of Enron or an affiliate of Enron other than PGC and its subsidiaries; and (ii) individuals who are, as of the Effective Time, former employees of PGC and its subsidiaries entitled to benefits according to the provisions of any PGC Benefit Plan as of the Effective Time. Also, for two years following the Effective Time: (i) the Portland General Corporation Supplemental Executive Retirement Plan and the Portland General Corporation Management Deferred Compensation Plan (the "Nonqualified Plans") will continue in effect without any amendment that could adversely affect PGC Employees who are participants in such plans as of the Effective Time ("Current Participants") (including without any limitation an amendment that reduces the rate at which benefits are accrued); (ii) the Portland General Electric Company Umbrella Trust for Management will continue in existence with assets sufficient to provide for all benefits of Current Participants that have accrued through the Effective Time (the "Accrued Benefits"), and such assets will not be used for any purposes other than the payment of the Accrued Benefits or to pay creditors of PGC and its affiliates in the event of insolvency, until such time as all Accrued Benefits have been paid; and (iii) PGC Employees and Transferred Employees (other than represented employees) will be entitled to severance benefits in amounts and upon terms and conditions no less favorable than those in effect under the Portland General Corporation Involuntary Severance and Outplacement Plan, as in effect as of the Effective Time. New Enron and its subsidiaries will
(i) for all purposes under all compensation and benefit plans and policies applicable to employees of New Enron and its subsidiaries, treat all service by PGC Employees and Transferred Employees with PGC or any of its affiliates before the Effective Time as service with New Enron and its subsidiaries, except to the extent such treatment would result in a duplication of benefits, (ii) for purposes of any welfare or other employee benefit plan maintained by them for the benefit of PGC Employees and/or Transferred Employees or in which any PGC Employees and/or Transferred Employees participate after the Effective Time, waive any waiting periods and limitations regarding pre-existing conditions, and, if any PGC Employee or Transferred Employee transfers from one such plan to another such plan during a plan year, cause the second plan to recognize any out-of-pocket expenses incurred by such PGC Employee or Transferred Employee and his or her eligible dependents during the portion of the plan year before such transfer for purposes of determining their deductibles and out-of-pocket maximums.

STOCK OPTIONS AND INCENTIVE PLANS

     As of the Effective Time, each outstanding option to purchase shares of PGC Common Stock (each, a "PGC Stock Option") pursuant to the 1990 Portland General Corporation Long-Term Incentive Master Plan (the "PGC Stock Plan") will be amended to constitute an option to acquire shares of New Enron Common Stock, on the same terms and conditions as were applicable under such PGC Stock Option, based on the same number of shares of New Enron Common Stock as the holder of such PGC Stock Option would have been entitled to receive pursuant to the Mergers had such holder exercised such option in full immediately prior to the Effective Time; provided, that the option price of such option will be adjusted as necessary to preserve both (A) the aggregate gain (or loss) on the PGC Stock Option immediately prior to the Effective Time and (B) the ratio of the exercise price per share subject to the PGC Stock Option to the fair market value (determined immediately prior to the Effective Time) per share subject to such option.

     Following the Effective Time until December 31, 2000, PGC Employees will be entitled to receive either (i) a company matching contribution to a profit sharing plan, in the form of New Enron Common Stock, on terms and conditions no less favorable than those in effect under the Portland General Corporation Retirement Savings Plan immediately before the Effective Time, or (ii) stock options under the Enron All-Employee Stock Option Program on terms and conditions no less favorable than similarly situated employees of Enron and its subsidiaries, but prorated to reflect the time remaining between the time PGC Employees begin to participate in such plan until December 31, 2000. For the year in which the Effective Time occurs (the "Transition Year"), the Portland General Corporation Annual Incentive Master Plan will remain in effect and will be administered by the individuals who constitute the Compensation Committee of the PGC Board immediately before the Effective Time, with only such amendments as such individuals and Enron will jointly determine to be appropriate. For the two years following the Transition Year, the employees of PGC will participate in an annual incentive plan administered by the Chief Executive Officer of PGC or his designees; provided, however, that the funding levels for such plan will be determined by the Compensation Committee of the New Enron Board following the Effective Time.

CERTAIN POST-MERGER MATTERS

     Board of Directors and Management of New Enron Following the Mergers. The parties have agreed that the Board of Directors of New Enron after the Mergers will be comprised of no more than 17 members, of whom three will be designated by PGC (one of whom will be Ken L. Harrison, currently the Chairman of the Board, Chief Executive Officer and President of PGC). Enron intends that the remaining members of the New Enron Board of Directors will be comprised of members of the Enron Board of Directors at the Effective Time. Although the Amended Merger Agreement provides that PGC would designate three of 16 directors,

Enron and PGC have executed a waiver letter that permits the size of the Enron Board of Directors immediately following the Effective Time to be no more than 17 directors.

     The current management of Enron will comprise the management of New Enron after the Mergers, except that, pursuant to the Amended Merger Agreement, Mr. Harrison will serve as Vice Chairman of the Board of Directors of New Enron and Chairman of the Board and Chief Executive Officer of PGE, and Mr. Joseph M. Hirko, currently Senior Vice President and Chief Financial Officer of PGC, will hold the position of Senior Vice President of New Enron. Pursuant to the Amended Merger Agreement, Enron has entered into employment agreements with each of Messrs. Harrison and Hirko, which will become effective upon consummation of the Mergers. See "The Mergers -- Interests of Certain Persons in the Mergers."

     Post-Merger Operations. After the Mergers, New Enron will continue to be based in Houston, Texas. Pursuant to the Amended Merger Agreement, PGE will maintain its principal corporate offices in Portland, Oregon. The Amended Merger Agreement also provides that the current officers of PGE will be entitled to maintain their current titles and responsibilities as officers of PGE unless and until otherwise determined by the Board of Directors of New Enron. Following the Effective Time, New Enron will designate a number of directors of PGE consisting of directors of Enron and/or employees of Enron or any subsidiary thereof, including Messrs. Harrison and Hirko. In addition, PGC shall have the right to designate no more than seven non-voting advisory directors to the PGE Board. The Amended Merger Agreement provides that immediately prior to the Effective Time, each of Enron and PGC shall cause contributions of $10 million to be made to the assets of the Foundation, and the assets of the Foundation will be used for charitable purposes in accordance with the constituent documents of the Foundation in the service area of PGE. The current directors of the Foundation, or persons nominated by a majority of such directors or nominated by their successors in accordance with this provision, will be the directors of the Foundation.

AMENDMENT

     The Amended Merger Agreement may be further amended by the parties pursuant to action of the respective Boards of Directors of each of Enron and PGC, at any time before or after approval of the Amended Merger Agreement by the shareholders of Enron and PGC and prior to the Effective Time, but after such approvals, no such amendment shall (a) alter or change the amount or kind of shares, rights or any of the proceedings of the exchange and/or conversion of securities under the Amended Merger Agreement, (b) alter or change any of the terms and conditions of the Amended Merger Agreement if any of the alterations or changes, alone or in the aggregate, would materially and adversely affect the rights of holders of Enron Common Stock or PGC Common Stock or (c) alter or change any term of the articles of incorporation of New Enron, except for alterations or changes that could otherwise be adopted by the Board of Directors of New Enron, without the further approval of such shareholders, as applicable. The Amended Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties thereto.

TERMINATION OF THE AMENDED MERGER AGREEMENT

     In addition to certain termination rights that are no longer applicable as of the date of this Proxy Statement/Prospectus, the Amended Merger Agreement may be terminated at any time prior to the Closing Date, whether before or after approval thereof by the shareholders of PGC or Enron, in the following circumstances: (a) by the mutual written consent of Enron and PGC, duly authorized by their respective Boards of Directors; (b) subject to certain limitations, by Enron or PGC, if the Effective Time shall not have occurred on or before July 20, 1997 (the "Termination Date") (which date may be extended for an additional six months by either party (or three months if the requisite OPUC approval has been obtained but the condition that PGC shareholder approval of the Amended Merger Agreement has not been obtained) if the non-regulatory conditions have been satisfied or are then capable of being satisfied by July 20, 1997, and such party believes there is a reasonable probability that the regulatory approvals will be obtained on or prior to the end of the six-month extension and certain other conditions are met); (c) by Enron or PGC, if the required approval of the Amended Merger Agreement by the shareholders of PGC is not obtained at the Annual Meeting; (d) by Enron or PGC in the event of certain regulatory or judicial actions that would prohibit the

Mergers or have certain adverse effects on the parties; (e) by Enron, if the Board of Directors of PGC fails to make or withdraws, modifies or changes its recommendation of the Amended Merger Agreement or the PGC Merger (other than in circumstances in which an Enron Material Adverse Effect has occurred) or takes certain actions in favor of a PGC Competing Transaction or fails to recommend against certain competing tender offers; (f) prior to receipt of the PGC shareholders' approval at the Annual Meeting, by PGC, if as a result of a bona fide written offer or proposal (including a tender offer) by a third party relating to a PGC Competing Transaction, the Board of Directors of PGC, after consultation with and based upon the written advice of independent legal counsel, determines in good faith that its fiduciary duties to its shareholders under applicable law require that such other written offer or proposal be accepted (provided that, prior to any such termination, PGC must use reasonable efforts to negotiate in good faith with Enron to make such adjustments in the terms and conditions of the Amended Merger Agreement as would enable PGC to proceed with the transactions contemplated by the Amended Merger Agreement); (g) by PGC, if the Board of Directors of Enron fails to make or withdraws, modifies or changes its recommendation of the Amended Merger Agreement or the Reincorporation Merger (other than in circumstances in which a PGC Material Adverse Effect has occurred) or takes certain actions in favor of an Enron Competing Transaction or fails to recommend against certain competing tender offers; (h) by Enron, if there shall exist a breach of any representation, warranty, covenant or agreement on the part of PGC set forth in the Amended Merger Agreement, which breach is not cured within 20 business days of notice thereof (subject to certain materiality exceptions); (i) by PGC, if there shall exist a breach of any representation, warranty, covenant or agreement on the part of Enron set forth in the Amended Merger Agreement, which breach is not cured within 20 business days of notice thereof (subject to certain materiality exceptions); (j) by PGC, if Enron adopts a plan of complete or partial liquidation or dissolution or if Enron enters into an agreement for, or there is consummated, (1) a merger, consolidation, share exchange, business combination or similar transaction pursuant to which the holders of Enron capital stock prior to such transaction would own less than 50% of the voting power attributable to the capital stock of the entity surviving or resulting from such transaction (or the ultimate parent entity thereof), (2) a sale, lease, exchange, mortgage, pledge, transfer or other disposition of 50% or more of the assets of Enron and its subsidiaries, taken as a whole, or (3) a transaction pursuant to which a person or "group" (within the meaning of Rule 13d-1 under the Exchange Act) acquires or would acquire "beneficial ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of at least 30% of the Enron Common Stock (a "Change of Control Event"); and (k) by Enron, if the OPUC issues an order (regardless of whether such order has become a Final Order) that disapproves the Mergers or that approves the Mergers in a manner that does not satisfy the OPUC Regulatory Condition described in paragraph (d) under the heading "-- Conditions to the Mergers -- Conditions to the Obligations of Enron and New Enron to Effect the Mergers."

EXPENSES AND TERMINATION FEES

     Except for the termination fees described below, the Amended Merger Agreement provides that all costs and expenses incurred in connection with the Amended Merger Agreement and the transactions contemplated thereby will be paid by the party incurring such expenses, except that expenses incurred in connection with printing this Proxy Statement/Prospectus and the joint proxy statement/prospectus relating to the shareholder meetings to approve the Original Merger Agreement, as well as the filing fee relating thereto, will be shared equally by Enron, on the one hand, and PGC, on the other hand.

     In the event of termination of the Amended Merger Agreement by either Enron or PGC pursuant to the provisions described above, generally there will be no liability on the part of either Enron or PGC or their respective officers or directors under the Amended Merger Agreement except for any liability for breach of the covenants, agreements, representations or warranties set forth in the Amended Merger Agreement and except for the termination fees described below.

     PGC. The Amended Merger Agreement provides that PGC will pay Enron $60 million in cash if the Amended Merger Agreement is terminated pursuant to the termination provisions of the Amended Merger Agreement under one of the following circumstances: (a) if (i) the Amended Merger Agreement is terminated as a result of the Termination Date occurring, (ii) the Amended Merger Agreement is terminated as a result of the failure to obtain the required approval of the Amended Merger Agreement by the shareholders of PGC at the Annual Meeting, or (iii) the Amended Merger Agreement is terminated by Enron as a result of a wilful breach of any representation, warranty, covenant or agreement of PGC set forth in the Amended Merger Agreement, and at the time of the event giving rise to any termination described in clauses (i), (ii) or (iii), there shall exist a proposal or offer from a third party relating to a PGC Competing Transaction and within twelve months after the date of termination of the Amended Merger Agreement a PGC Business Combination (as defined below) shall have occurred or PGC shall have entered into a definitive agreement providing for a PGC Business Combination in either case involving the party (or an affiliate thereof) proposing the PGC Competing Transaction; (b) if the Amended Merger Agreement is terminated by Enron as a result of the Board of Directors of PGC failing to make or withdrawing, modifying or changing its recommendation of the Amended Merger Agreement or the PGC Merger (other than in situations in which there has been an Enron Material Adverse Effect, as defined in the Amended Merger Agreement) or taking certain actions in favor of a PGC Competing Transaction or failing to recommend against certain competing tender offers; or (c) if the Amended Merger Agreement is terminated by PGC as a result of a third party proposal relating to a PGC Competing Transaction that the Board of Directors of PGC determines (in the manner set forth in the Amended Merger Agreement) its fiduciary duties require it to accept. "PGC Business Combination" means (i) a merger, consolidation, share exchange, business combination or similar transaction involving PGC, (ii) a sale, lease, exchange, transfer or other disposition of 20% or more of the assets of PGC and its subsidiaries, taken as a whole, in a single transaction or a series of transactions, or (iii) the acquisition, by a person (other than Enron or any affiliate thereof) or group (as such term is defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) of beneficial ownership (as defined in Rule 13d-3 under the Exchange
Act) of 20% or more of the PGC Common Stock whether by tender or exchange offer or otherwise.

     Enron. The Amended Merger Agreement provides that Enron will pay PGC $150 million in cash if the Amended Merger Agreement is terminated pursuant to the termination provisions of the Amended Merger Agreement under one of the following circumstances: (a) if (i) the Amended Merger Agreement is terminated as a result of the Termination Date occurring, or (ii) the Amended Merger Agreement is terminated by PGC as a result of a wilful breach of any representation, warranty, covenant or agreement of Enron set forth in the Amended Merger Agreement, and at the time of the event giving rise to any termination described in clauses (i) or (ii), there shall exist a proposal or offer from a third party relating to an Enron Competing Transaction and within twelve months after the date of termination of the Amended Merger Agreement an Enron Business Combination (as defined below) shall have occurred or Enron shall have entered into a definitive agreement providing for an Enron Business Combination, in either case, involving the party (or an affiliate thereof) proposing the Enron Competing Transaction; (b) if the Amended Merger Agreement is terminated by PGC as a result of the Board of Directors of Enron failing to make or withdrawing, modifying or changing its recommendation of the Amended Merger Agreement or the Reincorporation Merger (other than in situations in which there has been a PGC Material Adverse Effect, as defined in the Amended Merger Agreement) or taking certain actions in favor of an Enron Competing Transaction or failing to recommend against a competing tender offer that would constitute an Enron Competing Transaction; or (c) the Amended Merger Agreement is terminated by PGC as a result of a Change of Control Event with respect to Enron. "Enron Business Combination" means (i) a merger, consolidation, share exchange, business combination or similar transaction involving Enron as a result of which the shareholders of Enron prior to such transaction in the aggregate cease to own at least a majority of the voting securities of the entity surviving or resulting from such transaction (or the ultimate parent entity thereof), (ii) a sale, lease, exchange, transfer or other disposition of more than 50% of the assets of Enron and its subsidiaries, taken as a whole, in a single transaction or a series of transactions, or (iii) the acquisition, by a person (other than PGC or any affiliate thereof) or group (as such term is defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) of beneficial ownership (as defined in Rule 13d-3 under the Exchange
Act) of more than 30% of the Enron Common Stock whether by tender or exchange offer or otherwise.

INDEMNIFICATION

     The Amended Merger Agreement provides that (subject to certain terms and conditions) New Enron will, to the fullest extent not prohibited by applicable law, indemnify, defend and hold harmless the present and former directors, officers and management employees of the parties to the Amended Merger Agreement and their respective subsidiaries against certain losses and expenses incurred in connection with claims, actions, suits, proceedings or investigations arising out of the fact that such person is or was a director, officer or management employee of such party or any subsidiary thereof and liabilities relating to the Amended Merger Agreement or the transactions contemplated thereby.

     In addition, the Amended Merger Agreement provides that, for a period of six years after the Effective Time, New Enron will cause to be maintained in effect the policies of directors' and officers' liability insurance maintained by Enron and PGC; provided that New Enron may substitute therefor policies of at least the same coverage containing terms that are no less advantageous with respect to matters occurring at or prior to the Effective Time to the extent such liability insurance can be maintained annually at a cost to New Enron not greater than 200 percent of the annual premiums for the policies maintained by Enron and PGC as of July 20, 1996 for their directors' and officers' liability insurance.

                     MARKET PRICES AND DIVIDEND INFORMATION

     Enron Common Stock is traded on the NYSE and the Pacific, Chicago, London and Frankfurt exchanges under the symbol "ENE" and the PGC Common Stock is traded on the NYSE and the Pacific Stock Exchange under the symbol "PGN." The following table sets forth, for the periods indicated, the range of high and low per share sales prices for Enron Common Stock and PGC Common Stock as reported on the NYSE Composite Tape, as well as information concerning quarterly dividends declared on such shares.

                                                              ENRON COMMON STOCK                       PGC COMMON STOCK
                                                      -----------------------------------     -----------------------------------
                                                                                DIVIDENDS                               DIVIDENDS
                                                        HIGH         LOW        PER SHARE       HIGH         LOW        PER SHARE
                                                        ----         ---        ---------       ----         ---        ---------
Year ended December 31, 1995:
  First Quarter.....................................    $34          $28          $  .20        $20 7/8      $18 7/8      $  .30
  Second Quarter....................................     36 7/8       32 1/2         .20         23 1/4       20 1/4         .30
  Third Quarter.....................................     36 3/8       31 5/8         .20         25 3/4       21 5/8         .30
  Fourth Quarter....................................     39 3/8       33           .2125         29 1/4       25 1/4         .30
Year ended December 31, 1996:
  First Quarter.....................................    $40          $34 5/8      $.2125        $31 1/2      $28 1/2      $  .32
  Second Quarter....................................     42 3/8       36 3/8       .2125         30 7/8       27 3/4         .32
  Third Quarter.....................................     43           39 1/8       .2125         38 5/8       28             .32
  Fourth Quarter....................................     47 1/2       40 1/4        .225         44 3/4       37 5/8         .32
Year ending December 31, 1997:
  First Quarter.....................................    $45 1/8      $37 7/8      $ .225        $43 3/8      $34 7/8      $  .32
  Second Quarter (through May 15, 1997).............     41 5/8       35 5/8        .225         40 3/8       32              --

     On July 19, 1996, the last trading day prior to the joint announcement by Enron and PGC that they had executed the Original Merger Agreement, the closing per share sales prices of Enron Common Stock and PGC Common Stock, as reported on the NYSE Composite Tape, were $41.75 and $28.125 respectively. On April 11, 1997, the last trading day prior to the announcement of the First Amendment, the closing per share sales prices of Enron Common Stock and PGC Common Stock, as reported on the NYSE Composite Tape, were $35.875 and $32.00 respectively.

     An application will be made to have the New Enron Common Stock listed on the NYSE and the Chicago, Pacific, London and Frankfurt exchanges.

     Enron has paid quarterly cash dividends on the Enron Common Stock for more than 50 consecutive years. New Enron intends to continue Enron's policy of paying regular quarterly cash dividends on its common stock, although future dividend payments on the New Enron Common Stock will depend on New Enron's results of operations, cash flow, anticipated capital requirements and such other factors as the Board of Directors of New Enron deems relevant. Enron is prohibited from paying dividends on the Enron Common Stock in the event of default of certain guaranteed obligations under the terms of the Enron Capital LLC 8% Cumulative Guaranteed Monthly Income Preferred Shares, Enron Capital Resources, L.P. 9% Cumulative Preferred Securities, Series A, the 8.30% Trust Originated Preferred Securities of Enron Capital Trust I and the 8 1/8% Trust Originated Preferred Securities of Enron Capital Trust II. Enron does not believe such provisions will materially restrict the ability of Enron or New Enron to pay dividends in the future.

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma combined balance sheet as of March 31, 1997 and the unaudited pro forma combined statements of income for the three months ended March 31, 1997 and the year ended December 31, 1996, give effect to the Mergers based on the historical consolidated financial statements of Enron and PGC under the assumptions and adjustments set forth in the accompanying notes to the pro forma financial statements.

     The unaudited pro forma combined balance sheet assumes the Mergers were consummated on March 31, 1997. The unaudited pro forma combined statements of income assume that the Mergers were consummated on January 1, 1996. Enron will account for the transaction as a purchase for financial reporting purposes.

     These unaudited pro forma combined financial statements should be read in conjunction with the notes thereto and with the historical consolidated financial statements and related notes thereto of Enron and PGC which have been incorporated herein by reference. See "Incorporation of Certain Documents by Reference." The unaudited pro forma combined financial statements have been prepared based upon assumptions deemed appropriate by the management of Enron and PGC. These unaudited pro forma combined financial statements have been prepared for informational purposes only and are not necessarily indicative of the actual or future results of operations or financial condition that would have been achieved had the Mergers occurred at the dates assumed.

                                  ENRON CORP.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                 MARCH 31, 1997
                                 (IN MILLIONS)

                                                                                PRO FORMA
                                                                         -----------------------
                                                     ENRON      PGC*     ADJUSTMENTS    COMBINED
                                                    -------    ------    -----------    --------
Current Assets
  Cash and cash equivalents.......................  $   255    $   66      $   (19)(A)  $   294
                                                                                (8)(B)
  Trade and other receivables.....................    1,802       183                     1,985
  Assets from price risk management activities....      657        --                       657
  Other...........................................      559        62                       621
                                                    -------    ------      -------      -------
          Total Current Assets....................    3,273       311          (27)       3,557
                                                    -------    ------      -------      -------
Investments and Other Assets
  Investments in and advances to unconsolidated
     subsidiaries.................................    1,685        --                     1,685
  Assets from price risk management activities....    1,266        --                     1,266
  Unamortized regulatory assets...................       55       877                       932
  Other...........................................    1,790       648          (11)(A)    2,427
                                                    -------    ------      -------      -------
          Total Investments and Other Assets......    4,796     1,525          (11)       6,310
                                                    -------    ------      -------      -------
Property, Plant and Equipment, net................    7,079     1,785                     8,864
Goodwill..........................................       --        --          983 (C)      983
                                                    -------    ------      -------      -------
Total Assets......................................  $15,148    $3,621      $   945      $19,714
                                                    =======    ======      =======      =======
Current Liabilities
  Accounts payable and accrued liabilities........  $ 1,608    $  143      $            $ 1,751
  Liabilities from price risk management
     activities...................................      699        --                       699
  Other...........................................      475       259           17 (D)      751
                                                    -------    ------      -------      -------
          Total Current Liabilities...............    2,782       402           17        3,201
                                                    -------    ------      -------      -------
Long-Term Debt....................................    3,564       931           20 (E)    4,515
                                                    -------    ------      -------      -------
Deferred Credits and Other Liabilities
  Deferred income taxes...........................    2,359       610          (70)(F)    2,899
  Liabilities from price risk management
     activities...................................      531        --                       531
  Trojan decommissioning and transition
     obligation...................................       --       355                       355
  Other...........................................      480       276          131 (D)      887
                                                    -------    ------      -------      -------
          Total Deferred Credits and Other
            Liabilities...........................    3,370     1,241           61        4,672
                                                    -------    ------      -------      -------
Minority Interests................................      754        --                       754
                                                    -------    ------      -------      -------
Company-Obligated Preferred Stock of
  Subsidiaries....................................      764        30            1 (E)      795
                                                    -------    ------      -------      -------
Shareholders' Equity
  Convertible preferred stock.....................      137        --                       137
  Common stock....................................       26       193        1,670 (G)    3,768
                                                                             1,879 (H)
  Additional paid in capital......................    1,879       586         (586)(G)       --
                                                                            (1,879)(H)
  Retained earnings...............................    2,172       240         (232)(G)    2,172
                                                                                (8)(B)
  Other...........................................     (300)       (2)           2 (G)     (300)
                                                    -------    ------      -------      -------
                                                      3,914     1,017          846        5,777
                                                    -------    ------      -------      -------
Total Liabilities and Shareholders' Equity........  $15,148    $3,621      $   945      $19,714
                                                    =======    ======      =======      =======
Common Stock outstanding as of March 31, 1997.....      256        51                       306
                                                    =======    ======                   =======

---------------

* Certain amounts have been reclassified to conform to Enron's presentation.

                                  ENRON CORP.

              NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET

A. To reflect approximately $30 million for transaction costs related to the PGC Merger incurred by Enron, of which $11 million has been paid and deferred, including Enron's required contribution to the Foundation of $10 million.

B. To reflect approximately $8 million for PGC transaction costs related to the Mergers expected to be incurred subsequent to March 31, 1997.

C. To reflect the recognition of the purchase price allocation to goodwill. The significant adjustments comprising the purchase price allocated to goodwill are as follows (in millions):

Consideration paid in excess of PGC's net book value........  $854
Increase in long-term debt and preferred stock..............    21
Guaranteed obligation to PGE customers......................   148
Decrease in deferred income tax liability...................   (70)
Transaction costs...........................................    30
                                                              ----
                                                              $983
                                                              ====

     For purposes of these Pro Forma Combined Financial Statements, the assets and liabilities acquired reflect their current net book value, except as reflected above. The allocation of the purchase price is preliminary because valuations and other studies related to PGC's regulated and unregulated businesses have not been finalized.

     Additionally, as a condition to the OPUC's approval of the Mergers, Enron will file a disaggregation plan to separate PGC's generating assets from its transmission and distribution assets within 60 days after completion of the Mergers. As a result, certain of PGC's operations may no longer be regulated and therefore will not be subject to the provisions of Statement of Accounting Standards No. 71, "Accounting for the Effects of Certain Types of Regulation." Enron has not prepared its disaggregation plan or estimated the impact of such plan on the recorded assets and liabilities of PGC. As of March 31, 1997, PGC's net regulatory assets were $742 million.

     As a result of the above matters, the fair values of the assets and liabilities of PGC's regulated and unregulated businesses may vary significantly from the historical basis of the assets and liabilities recorded by PGC. Therefore, Enron is unable to estimate the fair value of PGC's assets and liabilities and the ultimate impact on its purchase price allocation to goodwill.

D. To reflect Enron's obligation to provide guaranteed merger-related benefits to PGE's customers. The total undiscounted guaranteed obligation of $141 million (which will accrue interest at above-market rates) has been reflected at Enron's incremental current borrowing rate.

E. To increase long-term debt and preferred stock of subsidiary, PGE, by $20 million and $1 million, respectively, to reflect fair value based on the quoted market prices for the same or similar issues or on the current rates offered to PGC for debt of similar remaining maturities.

F. To reduce deferred income tax liabilities for the tax effect of the basis differences between the fair value of certain liabilities and PGC's corresponding historical net book values. It is assumed there will be no change in the tax basis of PGC's assets and liabilities. For purposes of the pro forma calculations, a statutory income tax rate of 41% has been utilized.

G. To reflect the issuance of 50,505,724 shares of New Enron Common Stock, without par value, for the PGC Common Stock issued and outstanding as of March 31, 1997 (based upon the PGC Conversion Ratio of 0.9825 shares of New Enron Common Stock for each share of PGC Common Stock) at $36.88 per share (reflecting the average share price of Enron Common Stock for two trading days before and after the announcement of the First Amendment) and to eliminate PGC common shareholders' equity of $1,017 million.

H. To reflect the reclassification of Enron's additional paid in capital to common stock due to the New Enron Common Stock being without a par value.

                                  ENRON CORP.

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                       THREE MONTHS ENDED MARCH 31, 1997
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                                PRO FORMA
                                                                          ----------------------
                                                       ENRON      PGC*    ADJUSTMENTS   COMBINED
                                                       ------     -----   -----------   --------
Revenues.............................................  $5,344     $ 368      $           $5,712
                                                       ------     -----      ----        ------
Costs and Expenses
  Costs of gas and other products....................   4,632       157                   4,789
  Operating expenses.................................     273        53                     326
  Oil and gas exploration expenses...................      22        --                      22
  Depreciation, depletion and amortization...........     124        39         7(A)        170
  Taxes, other than income taxes.....................      36        15                      51
                                                       ------     -----      ----        ------
                                                        5,087       264         7         5,358
                                                       ------     -----      ----        ------
Operating Income.....................................     257       104        (7)          354
Other Income and Deductions, net.....................     172        25         1(B)        198
                                                       ------     -----      ----        ------
Income before Interest, Minority Interests and
  Income Taxes.......................................     429       129        (6)          552
Interest and Related Charges, net....................      70        19         2(C)         91
Dividends on Preferred Stock of Subsidiaries.........      15         1                      16
Minority Interests...................................      19        --                      19
Income Taxes.........................................     103        50        (1)(D)       152
                                                       ------     -----      ----        ------
Net Income...........................................     222        59        (7)          274
Preferred Stock Dividends............................       4        --                       4
                                                       ------     -----      ----        ------
Earnings on Common Stock.............................  $  218     $  59      $ (7)       $  270
                                                       ======     =====      ====        ======
Earnings Per Share of Common Stock
  Primary............................................  $ 0.88     $1.16                  $ 0.91
                                                       ======     =====                  ======
  Fully diluted......................................  $ 0.81     $1.16                  $ 0.85
                                                       ======     =====                  ======
Average Number of Common Shares Used in Primary
  Computation........................................     248        51                     298(E)
                                                       ======     =====                  ======

---------------

* Certain amounts have been reclassified to conform to Enron's presentation.

                                  ENRON CORP.

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1996
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                                PRO FORMA
                                                                         ------------------------
                                                       ENRON     PGC*     ADJUSTMENTS    COMBINED
                                                      -------   ------   -------------   --------
Revenues............................................  $13,289   $1,112       $           $14,401
                                                      -------   ------       ----        -------
Costs and Expenses
  Costs of gas and other products...................   10,478      317                    10,795
  Operating expenses................................    1,421      253                     1,674
  Oil and gas exploration expenses..................       89       --                        89
  Depreciation, depletion and amortization..........      474      155         25(A)         654
  Taxes, other than income taxes....................      137       52                       189
                                                      -------   ------       ----        -------
                                                       12,599      777         25         13,401
                                                      -------   ------       ----        -------
Operating Income....................................      690      335        (25)         1,000
Other Income and Deductions, net....................      548      (21)        23(B)         550
                                                      -------   ------       ----        -------
Income before Interest, Minority Interests and
  Income Taxes......................................    1,238      314         (2)         1,550
Interest and Related Charges, net...................      274       78          8(C)         360
Dividends on Preferred Stock of Subsidiaries........       34        3                        37
Minority Interests..................................       75       --                        75
Income Taxes........................................      271      103          7(D)         381
                                                      -------   ------       ----        -------
Net Income..........................................      584      130        (17)           697
Preferred Stock Dividends...........................       16       --                        16
                                                      -------   ------       ----        -------
Earnings on Common Stock............................  $   568   $  130       $(17)       $   681
                                                      =======   ======       ====        =======
Earnings Per Share of Common Stock
  Primary...........................................  $  2.31   $ 2.53                   $  2.30
                                                      =======   ======                   =======
  Fully diluted.....................................  $  2.16   $ 2.53                   $  2.17
                                                      =======   ======                   =======
Average Number of Common Shares Used in Primary
  Computation.......................................      246       51                       296(E)
                                                      =======   ======                   =======

---------------

* Certain amounts have been reclassified to conform to Enron's presentation.

                                  ENRON CORP.

           NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME

     The adjustments to the Unaudited Pro Forma Condensed Combined Statements of Income does not give effect to any nonrecurring costs directly associated with the Mergers that might be incurred within the next twelve months. The pro forma financial data also do not give effect to any potential cost savings and synergies that could result from the Mergers.

A. To reflect a 40-year amortization of the purchase price allocated to goodwill.

B. To remove the effect of PGC's recognition of expenses related to the Mergers in the three months ended March 31, 1997 and the year ended December 31, 1996.

C. To reflect amortization of the excess of fair value over book value from revaluation of PGC's long-term debt and preferred stock and interest expense related to Enron's obligation to provide guaranteed merger-related benefits to PGE's customers.

D. To reflect income tax expense for the effects of the above items except for item A. For purposes of the pro forma calculations, a statutory income tax rate of 41% has been utilized.

E. The average number of common shares used in primary computation have been determined using the PGC Conversion Ratio of 0.9825 shares of New Enron Common Stock for each share of PGC Common Stock.

                    PRINCIPAL SHAREHOLDERS OF ENRON AND PGC

ENRON

     As of February 15, 1997, Enron knows of no one who beneficially owns in excess of five percent of a class of the Enron Common Stock or Enron Convertible Preferred Stock, except as set forth in the table below:

                                                AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                      -------------------------------------------------------------
                                         SOLE            SHARED       SOLE VOTING
                                        VOTING           VOTING       AND LIMITED
                           TITLE OF      AND               AND           OR NO                         PERCENT
    NAME AND ADDRESS        CLASS     INVESTMENT       INVESTMENT     INVESTMENT                         OF
  OF BENEFICIAL OWNER      OF STOCK     POWER             POWER          POWER             OTHER        CLASS
------------------------  ----------  ----------       -----------    -----------        ----------    -------
Robert A. Belfer          Common       5,723,172(1)(13)   464,898(2)    12,235(12)(14)           --      2.4
767 Fifth Avenue          Convertible
New York, NY 10153        Preferred      323,673(3)         6,352(4)        --                   --     24.1
Mr. & Mrs. Lawrence Ruben Common       4,923,813(5)       945,949(6)        --                   --      2.3
600 Madison Avenue        Convertible
New York, NY 10022        Preferred      289,387(7)        16,275(8)        --                   --     22.3
Jack Saltz                Common       1,457,074(9)       817,103(10)       --                   --        *
767 Fifth Avenue          Convertible
New York, NY 10153        Preferred       73,585           58,900(11)       --                   --      9.8
Enron Employee Stock      Common              --              --            --           15,296,249(15)  6.0
  Ownership Plan          Convertible
1400 Smith Street         Preferred           --              --            --                   --
Houston, TX 77002
Enron Savings Plan        Common              --              --            --            8,474,659(16)  3.3
1400 Smith Street         Convertible
Houston, TX 77002         Preferred           --              --            --               70,000(16)  5.1

---------------

 *   Less than 1 percent

(1) Includes 15,726 shares held by trusts of which Mr. Belfer is trustee, in all of which shares Mr. Belfer disclaims beneficial ownership. Also includes 4,418,784 shares that would be acquired upon the conversion of the Enron Convertible Preferred Stock shown in the table as being beneficially owned by Mr. Belfer with sole voting and investment power.

(2) Includes 372,000 shares held by a trust of which Mr. Belfer's wife is co-trustee and 6,180 shares held by Mr. Belfer's wife. Also includes 86,718 shares that would be issued upon the conversion of the Enron Convertible Preferred Stock shown in the table as being beneficially owned by Mr. Belfer with shared voting and investment power.

(3) Includes 61,870 shares held by trusts of which Mr. Belfer is trustee, in all of which shares Mr. Belfer disclaims beneficial ownership.

(4) Includes 5,300 shares held by a trust of which Mr. Belfer's wife is co-trustee, 625 shares held by Mr. Belfer's wife and 427 shares held by trusts of which Mr. Belfer is a trustee, in all of which shares Mr. Belfer disclaims beneficial ownership.

(5) Includes 9,513 shares held as trustee or co-trustees for their children and 61,200 shares held by Mrs. Ruben as trustee for a charitable trust. Also includes 3,950,711 shares that would be acquired upon the conversion of the Enron Convertible Preferred Stock.

(6) Includes 120,696 shares held by Mrs. Ruben as co-trustee for her children; 226,787 shares held by Mr. Ruben as co-trustee for his children; 332,280 shares held by Mr. Ruben as co-trustee for his nieces and nephews; and 44,000 shares held by the Selma and Lawrence Ruben Foundation in which shares Mr. and Mrs. Ruben have no pecuniary interest. Also includes 222,186 shares that would be issued upon the conversion of the Enron Convertible Preferred Stock.

(7) Includes 960 shares held as co-trustee for their children, 53,330 shares held by Mrs. Ruben as trustee for her children and 3,600 shares held by Mrs. Ruben as trustee for a charitable trust.

(8) Includes 5,224 shares held by Mrs. Ruben as co-trustee for her children and 11,051 shares held by Mr. Ruben as co-trustee for his nieces and nephews, in which shares Mr. Ruben has no pecuniary interest.

(9) Includes 1,004,582 shares that would be issued upon the conversion of the Enron Convertible Preferred Stock.

(10) Includes 804,103 shares that would be issued upon the conversion of the Enron Convertible Preferred Stock.

(11) Held by Mr. Saltz's wife as trustee for their children.

(12) Includes restricted shares of Enron Common Stock held under Enron's 1991 Stock Plan. Participants in the plan have sole voting power and no investment power for restricted shares awarded under the plan until such shares vest in accordance with plan provisions. After vesting, the participant has sole investment and voting powers.

(13) 19,416 shares of Enron Common Stock are subject to stock options exercisable within 60 days after February 15, 1997, which number is included in the number of shares shown as beneficially owned as of such date.

(14) Includes shares held under Enron's Savings Plan. Participants in the Savings Plan have sole voting power and limited investment power with respect to shares in the Plan.

(15) Pursuant to the terms of Enron's Employee Stock Ownership Plan ("ESOP"), shares allocated to employee accounts are voted by the respective employees. The ESOP administrative committee has the power to vote Enron Common Stock that has not been allocated to any employee accounts. If the ESOP trustee receives no voting directions from the ESOP administrative committee as to unallocated shares or from the respective employees as to allocated shares, then all such shares are to be voted by the trustee in the same proportion as the allocated shares that are voted by employees.

(16) Pursuant to the terms of Enron's Savings Plan, shares allocated to employee accounts are voted by the respective employees. If the trustee receives no voting directions from the respective employees, then all such shares are to be voted by the trustee in the same proportion as the allocated shares that are voted by employees. Includes 955,640 shares that would be acquired upon the conversion of the Enron Convertible Preferred Stock.

PGC

     As of the Record Date, PGC does not know of any person or entity that would be deemed to own beneficially more than 5% of the PGC Common Stock.

                     DESCRIPTION OF NEW ENRON CAPITAL STOCK

GENERAL

     The following descriptions of certain of the provisions of the New Enron Charter and the New Enron Bylaws are summaries and do not purport to be complete, and are qualified in their entirety by reference to the New Enron Charter and the New Enron Bylaws. A copy of the New Enron Charter is included as Annex E to this Proxy Statement/Prospectus, and the proposed form of New Enron Bylaws is included as an exhibit to the Registration Statement of which this Proxy Statement/Prospectus is a part. Generally, the terms of the New Enron Charter and the New Enron Bylaws are substantially similar to those of the Enron Charter and Enron Bylaws, respectively, except for changes necessary to comply with Oregon law. See "Comparative Rights of New Enron, Enron and PGC Shareholders" for a description of certain differences in the Enron Charter and Bylaws and the New Enron Charter and Bylaws.

COMMON STOCK

     New Enron is authorized to issue up to 600,000,000 shares of New Enron Common Stock. As of the date of this Proxy Statement/Prospectus, there were 1,000 shares of New Enron Common Stock issued and outstanding, all of which were owned by Enron. Based on the number of shares of Enron Common Stock and PGC Common Stock outstanding on the Record Date, there will be an aggregate of 305,728,792 shares of New Enron Common Stock issued in the Mergers. The holders of New Enron Common Stock are entitled to one vote for each share on all matters submitted to a vote of shareholders and do not have cumulative voting rights in the election of directors. The holders of New Enron Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors of New Enron out of legally available funds subject to the rights of any preferred stock. In the event of liquidation, dissolution or winding up of New Enron, the holders of New Enron Common Stock are entitled to share ratably in all assets of New Enron remaining after provision for payment of liabilities and satisfaction of the liquidation preference of any shares of New Enron Preferred Stock that may be outstanding. The holders of New Enron Common Stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of New Enron Common Stock may become subject to those of holders of New Enron Preferred Stock, including any series of New Enron Preferred Stock issued in the future.

PREFERRED STOCK

     New Enron is authorized to issue up to 16,500,000 shares of New Enron Preferred Stock, of which no shares are outstanding as of the date of this Proxy Statement/Prospectus. Based on the number of shares of Enron Convertible Preferred Stock issued and outstanding as of the Record Date, an aggregate of 1,367,671 shares of New Enron Preferred Stock will be designated the New Enron Cumulative Second Preferred Convertible Stock ("New Enron Convertible Preferred Stock") for issuance in the Reincorporation Merger in exchange for the shares of Enron's Cumulative Second Preferred Convertible Stock ("Enron Convertible Preferred Stock") issued and outstanding as of the Effective Time. Based on the number of shares of Enron's 9.142% Perpetual Second Preferred Stock ("Enron 9.142% Preferred Stock") issued and outstanding as of the Record Date, an aggregate of 35.568509 shares of New Enron Preferred Stock will be designated the New Enron 9.142% Perpetual Second Preferred Stock ("New Enron 9.142% Preferred Stock") for issuance in the Reincorporation Merger in exchange for the shares of Enron 9.142% Preferred Stock issued and outstanding as of the Effective Time.

     In addition to the New Enron Convertible Preferred Stock and the New Enron 9.142% Preferred Stock, the New Enron Board of Directors have authority, without shareholder approval (except to the extent that holders of any series of New Enron Preferred Stock are entitled by their terms to class voting rights), to issue shares of New Enron Preferred Stock in one or more series and to determine the number of shares, designations, dividend rights, conversion rights, voting power, redemption rights, liquidation preferences and other terms of any such series. The issuance of New Enron Preferred Stock, while providing desired flexibility in connection with possible acquisitions and other corporate purposes, could adversely affect the voting power of holders of New Enron Common Stock and the likelihood that such holders will receive dividend payments and payments upon liquidation and could have the effect of delaying, deferring or preventing a change in control of New Enron.

NEW ENRON CONVERTIBLE PREFERRED STOCK

     The following summary of the terms of the New Enron Convertible Preferred Stock is qualified in its entirety by reference to the form of series designation for the New Enron Convertible Preferred Stock included as Annex F to this Proxy Statement/Prospectus.

     The annual rate of dividends payable on shares of the New Enron Convertible Preferred Stock will be the greater of $10.50 per share or the dividend amount payable on the number of shares of New Enron Common Stock into which one share of New Enron Convertible Preferred Stock will be convertible (currently 13.652 shares, subject to adjustment). Such dividends will be payable quarterly on the first days of January, April, July and October. These dividend rights are superior to the dividend rights of the New Enron Common Stock and will rank equally with the dividend rights on the New Enron 9.142% Preferred Stock.

     The amount payable on shares of the New Enron Convertible Preferred Stock in the event of any involuntary or voluntary liquidation, dissolution or winding up of the affairs of New Enron will be $100 per share, together with accrued dividends to the date of distribution or payment. The liquidation rights of the New Enron Convertible Preferred Stock will be superior to the New Enron Common Stock and will rank equally with the liquidation rights of the New Enron 9.142% Preferred Stock

     The New Enron Convertible Preferred Stock will be redeemable at the option of New Enron at any time, in whole or in part, at a redemption price of $100 per share, together with accrued dividends to the date of distribution or payment. If the Effective Time were to occur on the date hereof, each share of New Enron Convertible Preferred Stock would be convertible initially into 13.652 shares of New Enron Common Stock at any time at the option of the holder (which conversion rate is and will be subject to certain adjustments).

     Holders of New Enron Convertible Preferred Stock will be entitled to vote together with the New Enron Common Stock on all matters submitted to a vote of New Enron shareholders, with each share of New Enron Convertible Preferred Stock having a number of votes equal to the number of shares of New Common Stock into which one share of New Enron Convertible Preferred Stock is convertible. In addition, holders of New Enron Convertible Preferred Stock will be entitled to certain class voting rights, including (unless provision is made for redemption of such shares) (a) the requirement for approval by the holders of at least two-thirds of the New Enron Convertible Preferred Stock (voting together with all other shares of parity stock similarly affected) to effect (i) an amendment to the New Enron Charter or Bylaws that would affect adversely the voting powers, rights or preferences of the holders of the New Enron Convertible Preferred Stock or reduces the time for any notice to which the holders of the New Enron Convertible Preferred Stock may be entitled, (ii) the authorization, creation or issuance of, or the increase in the authorized amount of, any stock of any class or series or any security convertible into stock of any class or series ranking prior to the New Enron Convertible Preferred Stock, (iii) the voluntary dissolution, liquidation or winding up of the affairs of New Enron, or the sale, lease or conveyance by New Enron of all or substantially all of its property or assets, or (iv) the purchase or redemption (for sinking fund purposes or otherwise) of less than all of the New Enron Convertible Preferred Stock and other parity stock at the time outstanding unless the full dividends on all shares of New Enron Convertible Preferred Stock then outstanding shall have been paid or declared and a sum sufficient for payment thereof set apart, and (b) the requirement for approval by the holders of at least a majority of the New Enron Convertible Preferred Stock (voting together with all other shares of parity stock similarly affected), to effect (i) the authorization, creation or issuance of, or the increase in the authorized amount of, any stock of any class or series or any security convertible into stock of any class or series, ranking on a parity with the New Enron Convertible Preferred Stock, provided that no such consent shall be required for the authorization, creation or issuance by New Enron of a number of shares of one or more series of Preferred Stock ranking on parity with the New Enron Convertible Preferred Stock that, together with number of shares of New Enron Convertible Preferred Stock and other Preferred Stock ranking on parity with the New Enron Convertible Preferred Stock then outstanding, would equal 5,000,000, or (ii) the merger or consolidation of New Enron with or into any other corporation, unless the corporation resulting from such merger or consolidation will have after such merger or consolidation no class of stock and no other securities either authorized or outstanding ranking prior to or on a parity with the New Enron Convertible Preferred Stock, except the same number of shares of stock and the same amount of other securities with the same rights and preferences as the stock and securities of New Enron respectively authorized and outstanding immediately preceding such merger or consolidation, and each holder of New Enron Convertible Preferred Stock immediately preceding such merger or consolidation shall receive the same number of shares, with the same rights and preferences, of the resulting corporation. In addition, if dividend payments on the New Enron Convertible Preferred Stock are in default in an amount equivalent to six quarterly dividends on such shares, then the holders of the New Enron Convertible Preferred Stock shall have certain voting rights (together with any parity stock similarly affected) to elect two directors to New Enron's Board of Directors until such dividends have been paid or funds sufficient therefor deposited in trust.

9.142% PREFERRED STOCK

     The following summary of the terms of the New Enron 9.142% Preferred Stock is qualified in its entirety by reference to the form of series designation for the New Enron 9.142% Preferred Stock included as Annex G to this Proxy Statement/Prospectus.

     The annual rate of dividends payable on shares of the New Enron 9.142% Preferred Stock will be $91,420 per share. Such dividends will be payable quarterly on the first days of January, April, July and October. These dividend rights will be superior to the dividend rights of the New Enron Common Stock and will rank equally with the dividend rights on the New Enron Convertible Preferred Stock.

     The amount payable on shares of the New Enron 9.142% Preferred Stock in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of New Enron will be $1,000,000 per share, together with accrued dividends. The liquidation rights of the New Enron 9.142% Preferred Stock will be superior to the New Enron Common Stock and will rank equally with the liquidation rights of the New Enron Convertible Preferred Stock.

     The New Enron 9.142% Preferred Stock will not be redeemable at the option of New Enron. Pursuant to an agreement between New Enron and its subsidiary, however, such subsidiary will have the rights, exercisable at any time, in whole or in part, for a 180-day period commencing January 31, 2004, to cause New Enron to redeem 18 shares for $1,000,000 per share, together with accrued dividends.

     The holders of New Enron 9.142% Preferred Stock will generally have no voting rights but will be entitled to certain class voting rights, including (unless provision is made for redemption of such shares) (a) the requirement for approval by the holders of at least two-thirds of the New Enron 9.142% Preferred Stock (voting together with all other shares of parity stock similarly affected), to effect (i) an amendment to the New Enron Charter or Bylaws that would affect adversely the voting powers, rights or preferences of the holders of the New Enron 9.142% Preferred Stock or reduces the time for any notice to which the holders of the New Enron 9.142% Preferred Stock may be entitled, (ii) the authorization, creation or issuance of, or the increase in the authorized amount of, any stock of any class or series or any security convertible into stock of any class or series ranking prior to the New Enron 9.142% Preferred Stock, (iii) the voluntary dissolution, liquidation or winding up of the affairs of New Enron, or the sale, lease or conveyance by New Enron of all or substantially all of its property or assets, or (iv) the purchase or redemption (for sinking fund purposes or otherwise) of less than all of the New Enron 9.142% Preferred Stock and other parity stock at the time outstanding unless the full dividends on all shares of New Enron 9.142% Preferred Stock then outstanding shall have been paid or declared and a sum sufficient for payment thereof set apart, and (b) the requirement for approval by the holders of at least a majority of the New Enron 9.142% Preferred Stock (voting together with all other shares of parity stock similarly affected), to effect (i) the authorization, creation or issuance of, or the increase in the authorized amount of, any stock of any class or series or any security convertible into stock of any class or series, ranking on a parity with the New Enron 9.142% Preferred Stock, provided that no such consent shall be required for the authorization, creation or issuance by New Enron of a number of shares of one or more series of Preferred Stock ranking on parity with the New Enron 9.142% Preferred Stock that, together with number of shares of New Enron 9.142% Preferred Stock and other Preferred Stock ranking on parity with the New Enron 9.142% Preferred Stock then outstanding, would equal 5,000,000, or (ii) the merger or consolidation of New Enron with or into any other corporation, unless the corporation resulting from such merger or consolidation will have after such merger or consolidation no class of stock and no other securities either authorized or outstanding ranking prior to or on a parity with the New Enron 9.142% Preferred Stock, except the same number of shares of stock and the same amount of other securities with the same rights and preferences as the stock and securities of New Enron respectively authorized and outstanding immediately preceding such merger or consolidation, and each holder of New Enron 9.142% Preferred Stock immediately preceding such merger or consolidation shall receive the same number of shares, with the same rights and preferences, of the resulting corporation. In addition, if dividend payments on the New Enron 9.142% Preferred Stock are in default in an amount equivalent to six quarterly dividends on such shares, then the holders of the New Enron 9.142% Preferred Stock shall have certain voting rights (together with any other parity stock similarly affected) to elect two directors to New Enron's Board of Directors until such dividends have been paid or funds sufficient therefor deposited in trust.

CERTAIN PROVISIONS OF THE NEW ENRON CHARTER AND BYLAWS

     Fair Price Provision. The New Enron Charter contains a "fair price" provision which generally requires that certain mergers, business combinations and similar transactions with a "Related Person" (generally the beneficial owner of at least 10 percent of New Enron's voting stock) be approved by the holders of at least 80 percent of New Enron's voting stock, unless (a) the transaction is approved by at least 80 percent of the "Continuing Directors" of New Enron, who constitute a majority of the entire board, (b) the transaction occurs more than five years after the last acquisition of New Enron voting stock by the Related Person or (c) certain "fair price" and procedural requirements are satisfied. The New Enron Charter defines "Business Transaction" as (a) any merger or consolidation involving New Enron or a subsidiary of New Enron, (b) any sale, lease, exchange, transfer or other disposition (in one transaction or a series of transactions), including without limitation a mortgage or any other security device, of all or any substantial part of the assets either of New Enron or of a subsidiary of New Enron, (c) any sale, lease, exchange, transfer or other disposition of all or any substantial part of the assets of an entity to New Enron or a subsidiary of New Enron, (d) the issuance, sale, exchange, transfer or other disposition by New Enron or a subsidiary of New Enron of any securities of New Enron or any subsidiary of New Enron, (e) any recapitalization or reclassification of New Enron's securities (including without limitation, any reverse stock split) or other transaction that would have the effect of increasing the voting power of a Related Person, (f) any liquidation, spinoff, splitoff, splitup or dissolution of New Enron, and (g) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Transaction. "Continuing Director" is defined to mean a director who either was a member of the Board of Directors of New Enron prior to the time such Related Person became a Related Person or who subsequently became a director of New Enron and whose election, or nomination for election by New Enron's shareholders, was approved by a vote of at least 80 percent of the Continuing Directors then on the Board, either by a specific vote or by approval of the proxy statement issued by New Enron on behalf of the Board of Directors in which such person is named as nominee for director, without an objection to such nomination; provided, however, that in no event shall a director be considered a "Continuing Director" if such director is a Related Person and the Business Transaction to be voted upon is with such Related Person or is one in which such Related Person otherwise has an interest (except proportionately as a shareholder of New Enron).

     Advance Notice Requirements for Shareholder Proposals and Nominations. The New Enron Bylaws provide that for business to be properly brought before an annual meeting of shareholders, it must be either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise brought before the meeting by or at the direction of the Board of Directors or (c) otherwise properly brought before the meeting by a shareholder of New Enron who is a shareholder of record at the time of giving of notice hereinafter provided for, who shall be entitled to vote at such meeting and who complies with the following notice procedures. In addition to any other applicable requirements, for business to be brought before an annual meeting by a shareholder of New Enron, the shareholder must have given timely notice in writing of the business to be brought before an annual meeting of shareholders to the Secretary of New Enron. To be timely, a shareholder's notice must be delivered to or mailed and received at

New Enron's principal executive offices not less than 120 days prior to the anniversary date of the proxy statement for the previous year's annual meeting of the shareholders of New Enron (or Enron, with respect to the first such meeting after the Effective Time). A shareholder's notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on New Enron's books, of the shareholder proposing such business, (iii) the acquisition date, the class and the number of shares of voting stock of New Enron which are owned beneficially by the shareholder, (iv) any material interest of the shareholder in such business and (v) a representation that the shareholder intends to appear in person or by proxy at the meeting to bring the proposed business before the meeting. No business shall be conducted at an annual meeting except in accordance with the procedures outlined above.

     The New Enron Bylaws provide that only persons who are nominated for election as a director of New Enron in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to New Enron's Board of Directors may be made at a meeting of shareholders (a) by or at the direction of the Board of Directors or (b) by any shareholder of New Enron who is a shareholder of record at the time of giving of notice hereinafter provided for, who shall be entitled to vote for the election of directors at the meeting and who complies with the following notice procedures. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of New Enron. To be timely, a shareholder's notice must be delivered to or mailed and received at New Enron's principal executive offices, (i) with respect to an election to be held at an annual meeting of shareholders of New Enron, not less than 120 days prior to the anniversary date of the proxy statement for the previous year's annual meeting of the shareholders of New Enron (or Enron, with respect to the first such meeting after the Effective Time), and (ii) with respect to an election to be held at a special meeting of shareholders of New Enron for the election of directors, not later than the close of business on the 10th day following the date on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs. Such shareholder's notice to the Secretary shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to the person that is required to be disclosed in solicitations for proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Exchange Act (including the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected); and (b) as to the shareholder giving the notice, (i) the name and address, as they appear on New Enron's books, of such shareholder, and (ii) the class and number of shares of capital stock of New Enron which are beneficially owned by the shareholder.

CERTAIN ANTI-TAKEOVER PROVISIONS OF OREGON LAW

     Business Combinations with Interested Shareholders. New Enron will be subject to the provisions of Sections 60.825-60.845 of the OBCA, which generally provide that any person who acquires 15% or more of a corporation's voting stock (thereby becoming an "interested shareholder") may not engage in certain "business combinations" with the corporation for a period of three years following the date the person became an interested stockholder, unless (i) the board of directors has approved, prior to the date the person became an interested shareholder, either the business combination or the transaction that resulted in the person becoming an interested shareholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested shareholder, that person owns at least 85% of the corporation's voting stock outstanding at the time the transaction is commenced (excluding shares owned by person who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine whether shares will be tendered in a tender or exchange offer), or (iii) on or subsequent to the date the person became an interested shareholder, the business combination is approved by the board of directors and authorized by the affirmative vote of at least 66 2/3% of the outstanding voting stock not owned by the interested shareholder.

     Control Share Statute. As is permitted by the OBCA, the New Enron Charter provides that New Enron will not be subject to the Oregon Control Share Act. The Oregon Control Share Act restricts the ability of a shareholder of certain Oregon-based corporations to vote shares of stock acquired in a transaction that causes the acquiring person to control at least one-fifth, one-third or one-half of the votes entitled to be cast in the election of directors, except as authorized by a vote of the corporation's disinterested shareholders.

TRANSFER AGENT AND REGISTRAR

     The transfer agent and registrar for the New Enron Common Stock and New Enron Convertible Preferred Stock will be The First Chicago Trust Company of New York.

                        MANAGEMENT AND OTHER INFORMATION

     Certain information relating to the management, executive compensation, voting securities, certain relationships and related transactions and other related matters pertaining to Enron and PGC is set forth in or incorporated by reference in their respective Annual Reports on Form 10-K for the year ended December 31, 1996. Such Annual Reports are incorporated in this Proxy Statement/Prospectus. See "Incorporation of Certain Documents by Reference."

          COMPARATIVE RIGHTS OF NEW ENRON, ENRON AND PGC SHAREHOLDERS

     Rights of shareholders of Enron are currently governed by the DGCL, the Enron Charter and the Enron Bylaws. Rights of shareholders of PGC are currently governed by the OBCA, the PGC Charter and the PGC Bylaws. Upon consummation of the Mergers, Enron and PGC shareholders will become shareholders of New Enron and their rights as shareholders of New Enron will be governed by the New Enron Charter, the New Enron Bylaws and the OBCA. There are a number of differences between the rights of Enron and PGC shareholders and the rights of New Enron shareholders. The following is a brief summary of certain differences between the rights of New Enron shareholders and the rights of Enron or PGC shareholders, and is qualified in its entirety by reference to the relevant provisions of the OBCA, the DGCL, the Enron Charter and Bylaws, the PGC Charter and Bylaws and the New Enron Charter and Bylaws.

     IF THE STRUCTURE OF THE TRANSACTION CONTEMPLATED BY THE AMENDED MERGER AGREEMENT IS ALTERED TO ELIMINATE THE REINCORPORATION MERGER AS DESCRIBED UNDER "THE MERGERS -- GENERAL DESCRIPTION OF THE MERGERS -- ALTERNATIVE TRANSACTION STRUCTURE IN THE EVENT OF REGULATORY REFORM," AND PGC IS MERGED DIRECTLY INTO ENRON, THEN THE RIGHTS OF ENRON SHAREHOLDERS WOULD NOT BE AFFECTED, AND THE RIGHTS OF PGC SHAREHOLDERS WOULD BE GOVERNED BY THE DGCL AND THE ENRON CHARTER AND BYLAWS.

AUTHORIZED CAPITAL STOCK

     Enron. The authorized capital stock of Enron consists of 600,000,000 shares of Enron Common Stock, 1,500,000 shares of Preferred Stock, par value $100 per share, 5,000,000 shares of Second Preferred Stock, par value $1.00 per share, and 10,000,000 shares of Preference Stock, par value $1.00 per share. With respect to the Preferred Stock, Second Preferred Stock or Preference Stock, the Enron Board is authorized, without stockholder approval (subject to any class voting rights of any existing holders of preferred stock), to designate series of each such class and to determine the relative rights, preferences and limitations of such series. As of the date hereof, there have been designated an aggregate of 2,400,000 shares of Enron Convertible Preferred Stock (of which 1,367,671 shares were issued and outstanding as of the Record Date) and
35.568509 shares of Enron 9.142% Preferred Stock (of which 35.568509 shares are issued and outstanding), each of which is a series of Second Preferred Stock.

     PGC. The authorized capital stock of PGC consists of 100,000,000 shares of PGC Common Stock and 30,000,000 shares of preferred stock, with respect to which the PGC Board of Directors is empowered to establish series and to determine the relative rights, preferences and limitations of any such series.

     New Enron. The authorized capital stock of New Enron consists of 600,000,000 shares of New Enron Common Stock and 16,500,000 shares of New Enron Preferred Stock, of which, based on the number of shares outstanding on the Record Date, 1,367,671 shares will be designated the New Enron Convertible Preferred Stock and 35.568509 shares will be designated the New Enron 9.142% Preferred Stock for issuance to holders of Enron Convertible Preferred Stock and Enron 9.142% Preferred Stock in the Reincorporation Merger. The Board of Directors of New Enron is authorized, without shareholder approval (subject to any class voting rights of any existing holders of preferred stock), to designate series of New Enron Preferred Stock and to determine the relative rights, preferences and limitations of any such series. See "Description of New Enron Capital Stock."

BOARDS OF DIRECTORS

     Enron. The Board of Directors of Enron currently consists of 14 members, with the number of directors constituting the Board of Directors to be determined from time to time by resolution of the Board, except that no decrease in the number of directors passed by the Board of Directors may shorten the term of any incumbent director. The Enron Board is not divided into staggered classes, and cumulative voting in the election of directors is not permitted.

     PGC. The Board of Directors of PGC currently consists of 11 members (one seat is currently vacant), which are divided into three staggered classes serving three-year terms. The PGC Charter provides that the number of directors must be not less than 11 nor more than 15 persons, the exact number to be determined from time to time by a majority of the Board, except that no decrease in the number of directors may shorten the term of any incumbent director. Cumulative voting is not permitted in the election of directors.

     New Enron. At the Effective Time, the Board of Directors of New Enron will consist of 17 members. Following the Effective Time, the number of directors may be changed from time to time by a majority of the Board except that no reduction in the number of directors passed by the Board of Directors may have the effect of shortening the term of any incumbent director. The Board of Directors of New Enron is not divided into classes, although, under the OBCA, the Board of Directors would be empowered to establish a classified board of directors without shareholder approval by amending the New Enron Bylaws, an act which would require shareholder approval under the DGCL. Cumulative voting in the election of directors of New Enron will not be permitted.

REMOVAL OF DIRECTORS

     Enron. The Enron Bylaws provide that any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors (except that any director elected by a particular class or series of stock may be removed only by such class).

     PGC. Under the PGC Charter, a director may be removed for cause only with the approval of 80 percent of the voting power of the outstanding voting stock and may be removed without cause only with the approval of 100 percent of the voting power of the outstanding voting stock.

     New Enron. The New Enron Bylaws contain provisions similar to those in the Enron Bylaws with respect to the removal of directors.

SPECIAL MEETINGS OF SHAREHOLDERS; SHAREHOLDER ACTION WITHOUT MEETING

     Enron. Under the DGCL, special meetings of stockholders may be called by the board of directors or by such persons as may be authorized by the charter or by the bylaws. The Enron Bylaws provide that special meetings of stockholders may be called by the Chairman of the Board, President, any Vice Chairman of the Board or by a majority of the Board or Executive Committee thereof. Stockholders do not have the right to call a special meeting of stockholders. The Enron Charter provides that stockholders do not have the power to act by written consent (i.e., without a meeting).

     PGC. Under the OBCA and the PGC Bylaws, special meetings of shareholders may be called by the Board of Directors, the Chairman of the Board of Directors, the President or the holders of at least 10 percent of all votes entitled to be cast on any issue proposed to be considered at the meeting. The OBCA provides that shareholders may take action by written consent only if such consent is unanimous.

     New Enron. The New Enron Bylaws contain a similar provision to the Enron Bylaws as described above with respect to special shareholders meetings. In addition, as required by the OBCA, the holders of at least 10 percent of all votes entitled to be cast on any issue proposed to be considered at the meeting will also be entitled to call a special shareholders' meeting. Under the OBCA, New Enron shareholders will be entitled to act by written consent only if such consent is unanimous.

SHAREHOLDER PROPOSALS AND NOMINATIONS

     Enron. The Enron Bylaws provide that for business to be properly brought before an annual meeting of stockholders by a stockholder, the stockholder must have given timely notice in writing of the business to be brought before the meeting to the Secretary of Enron. To be timely, a stockholder's notice must be delivered to or mailed and received at Enron's principal executive offices not less than 120 days prior to the anniversary date of the proxy statement for the previous year's annual meeting of the stockholders. The stockholder's notice to the Secretary must set forth certain specified information as to each matter the stockholder proposes to bring before the annual meeting. With respect to director nominations, the Enron Bylaws provide that persons nominated by a stockholder and not by or at the direction of the Board of Directors, shall be eligible for election as a director only if such nomination is delivered to or mailed and received at Enron's principal executive offices, (i) with respect to an election to be held at an annual meeting of stockholders of Enron, not less than 120 days prior to the anniversary date of the proxy statement for the previous year's annual meeting of stockholders, and (ii) with respect to an election to be held at a special meeting of stockholders of Enron for the election of directors, not later than the close of business on the 10th day following the date on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs. Such stockholder's notice must set forth certain specified information with respect to the nominee and the nominating stockholder.

     PGC. PGC's Bylaws provide that for business to be properly brought before an annual meeting of shareholders by a shareholder, the shareholder must have given timely notice in writing of the business to be brought before the meeting to PGC. To be timely, a shareholder's notice must be delivered to or mailed and received by the Secretary of PGC at PGC's principal executive offices not more than 70 days or less than 35 days prior to the meeting (subject to certain exceptions in the event that less than 50 days' notice is given of the meeting). The shareholder's notice must set forth certain specified information as to each matter the shareholder proposes to bring before the annual meeting. With respect to director nominations, PGC's Bylaws provide that persons nominated by a shareholder shall be eligible for election as a director only if such nomination is delivered to or mailed and received by the Secretary of PGC at PGC's principal executive offices, (i) with respect to an election to be held at the annual meeting of shareholders of PGC, not less than 90 days prior to the anniversary date of the previous year's annual meeting of shareholders, and (ii) with respect to an election to be held at a special meeting of shareholders of PGC for the election of directors, not later than the close of business on the 10th day following the date on which notice of the date of the meeting was first given to shareholders. Such shareholder's notice must set forth certain specified information with respect to the nominee and the nominating shareholder.

     New Enron. The New Enron Bylaws contain provisions similar to those in the Enron Bylaws with respect to shareholder nominations and proposals. See "Description of New Enron Capital Stock -- Certain Provisions of the New Enron Charter and Bylaws."

DISSENTERS' RIGHTS

     Enron. Under the DGCL, dissenting stockholders are generally entitled to appraisal rights only with respect to mergers or consolidations. Under the DGCL, no appraisal rights exist if the stocks of the merging corporation are listed on a national securities exchange or quoted on Nasdaq, or, if not listed, are held of record by more than 2,000 stockholders, unless the holders are required to accept cash or anything other than stocks of the survivor or stocks of another corporation which are listed on a national stock exchange or quoted on Nasdaq.

     PGC. Under the OBCA, a shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder's shares in the event of (only to the extent the shareholder is entitled to vote thereon) a merger, stock exchange, sale or exchange of all or substantially all of the property of the corporation other than in the usual and regular course of business (with certain exceptions), or certain specified charter amendments. Under the OBCA, unless the articles of incorporation provide otherwise (which the PGC Charter does not), dissenters' rights do not apply to the holders of stocks of any class or series if the stocks of the class or series were registered on a national securities exchange or quoted on the Nasdaq National Market on the record date for the meeting of shareholders at which the corporate action giving rise to dissenters' rights is to be approved.

     New Enron. New Enron is governed by the OBCA with respect to dissenters' rights.

SHAREHOLDER APPROVAL NOT REQUIRED FOR CERTAIN MERGERS

     Enron. Under the DGCL, the stockholders of a Delaware corporation surviving a merger are not required to vote on the merger if the agreement of merger does not otherwise amend the certificate of incorporation, the outstanding shares of the surviving corporation are not modified in the merger and the number of shares of common stock issued by the surviving corporation, after giving effect to conversions of securities issued in the merger, does not exceed 20% of the common stock outstanding immediately before the effective date of the merger.

     PGC. Under the OBCA, action by shareholders of a surviving corporation on a plan of merger is not required if (i) the articles of incorporation of the survivor will not differ from its articles before the merger (with certain limited exceptions), (ii) each shareholder of the survivor will hold the same number of shares with identical preferences and other rights as existed before the merger, (iii) the number of voting shares outstanding after the merger, plus the number of voting shares issuable as a result of conversions or the exercise of warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the survivor outstanding before the merger, and
(iv) the number of participating shares (shares entitling their holders to participate without limitations in distributions) outstanding after the merger, plus the number of participating shares issued upon conversion or exercise of securities or rights issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding before the merger.

     New Enron. New Enron is governed by the OBCA with respect to approval of mergers.

CHARTER AMENDMENTS

     Enron. Under the DGCL and the Enron Charter, an amendment to the Enron Charter must be approved by the holders of a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote thereon. Generally, the DGCL requires a separate class vote on a charter amendment if the amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences or special rights of shares of such class so as to affect them adversely.

     PGC. Under the OBCA and the PGC Charter, an amendment to the PGC Charter generally may be approved if the votes cast by a voting group entitled to vote favoring the amendment exceed the votes cast by the voting group opposing the action (except that a charter amendment that would result in a voting group having dissenters' rights requires the affirmative vote of a majority of the shares of such voting group). In addition to the instances in which an amendment of a charter requires a class vote under Delaware law, the Oregon statute requires, among other things, a class vote if the charter is amended to create a new class of shares having rights or preferences prior to or on a parity with the shares of the class or to increase the rights or preferences of another authorized class so that such other class becomes prior to or on a parity with the shares of a class. The OBCA provides that directors may make certain amendments to the articles of incorporation without shareholder approval, including making certain changes to the corporation's name or extending the duration of the corporation.

     New Enron. New Enron is governed by the OBCA with respect to charter amendments.

DIVIDENDS AND STOCK REPURCHASES

     Enron. The DGCL provides that a corporation may pay dividends from its surplus or from its net profits during the current or immediately preceding year, unless capital is less than the liquidation preferences of outstanding preferred shares. The statute permits surplus to be determined by valuing the corporation's net assets at fair market value rather than historical book value. A Delaware corporation may not purchase or redeem its shares when the capital of the corporation is impaired or such purchase or redemption would cause any impairment of its capital (except that the corporation may redeem preferred stock and then reduce the capital of the corporation in the manner permitted by the statute) and may not purchase shares that are subject to redemption at the option of the corporation at a price greater than the applicable redemption price.

     PGC. The OBCA provides that, subject to any restrictions contained in the articles of incorporation, a corporation may make a distribution to its shareholders unless, after giving effect to the distribution (which is defined to include a repurchase of shares), (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. The board of directors may base a decision that a distribution is not prohibited on (a) financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, (b) a fair valuation, or (c) any other method that is reasonable in the circumstances.

     New Enron. New Enron is governed by the OBCA with respect to the payment of dividends and stock repurchases.

FAIR PRICE CHARTER PROVISIONS

     Enron. The Enron Charter contains a "fair price" provision which generally requires that certain mergers, business combinations and similar transactions with a "Related Person" (generally the beneficial owner of at least 10 percent of Enron's voting stock) be approved by the holders of at least 80 percent of Enron's voting stock, unless (i) the transaction is approved by at least 80 percent of the "Continuing Directors" (as defined) of Enron, who constitute a majority of the entire board, (ii) the transaction occurs more than five years after the last acquisition of Enron voting stock by the related person or (iii) certain "fair price" and procedural requirements are satisfied.

     PGC. The PGC Charter contains a fair price provision under which certain mergers, business combinations and similar transactions with an "Interested Shareholder" (generally the beneficial owner of at least 10 percent of PGC's voting stock) must be approved by the holders of at least 80 percent of PGC's voting stock, unless (i) the transaction is approved by a majority of the "disinterested directors" (as defined) or (ii) certain "fair price" and procedural requirements are satisfied.

     New Enron. The New Enron Charter contains a provision substantially similar to the fair price provision in the Enron Charter. See "Description of New Enron Capital Stock -- Certain Provisions of the New Enron Charter and Bylaws."

BUSINESS COMBINATION STATUTES

     Enron. Enron is subject to Section 203 of the DGCL, which provides that any person who acquires 15% or more of a corporation's voting stock (thereby becoming an "interested shareholder") may not engage in certain "business combinations" with the corporation for a period of three years following the date the person became an interested shareholder, unless (i) the board of directors has approved, prior to that acquisition date, either the business combination or the transaction that resulted in the person becoming an interested shareholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested shareholder, that person owns at least 85% of the corporation's voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote of at least 66% of the outstanding voting stock not owned by the interested shareholder.

     PGC. PGC is subject to the provisions of the Oregon Business Combination Act, which is substantially similar to Section 203 of the DGCL as described above.

     New Enron. New Enron is subject to the provisions of the Oregon Business Combination Act.

CONTROL SHARE STATUTE

     Enron. Under the DGCL Enron is not subject to a "control share" statute.

     PGC. PGC is subject to the Oregon Control Share Act, which regulates the process by which a person may acquire control of certain Oregon-based corporations (as defined in the statute) without the consent and cooperation of the board of directors. The law restricts a shareholder's ability to vote shares of stock acquired in any transaction not approved by the board of directors that causes the acquiring person's control of the corporation's stock to exceed one-fifth, one-third or one-half of the votes entitled to be cast in the election of directors. Shares acquired in a control share acquisition have no voting rights except as authorized by a vote of the shareholders.

     New Enron. As is permitted by the OBCA, the New Enron Charter contains a provision "opting out" of the application of the Oregon Control Share Act, so New Enron is not subject to the provisions of such Act.

PROPER FACTORS FOR CONSIDERATION IN EVALUATING BUSINESS COMBINATIONS

     Enron. The DGCL does not contain a statutory provision outlining proper factors for consideration in evaluating a business combination or transaction.

     PGC. The OBCA provides that, when evaluating a tender offer, merger, consolidation or sale of assets, the directors may, in determining what they believe to be in the best interests of the corporation, give consideration to the social, legal and economic effects on employees, customers and suppliers of the corporation and on the communities and geographical areas in which the corporation operates, the economy of the state and nation, the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation, and other relevant factors.

     New Enron. New Enron is governed by the OBCA with respect to evaluating business combinations and related transactions.

FORM OF CONSIDERATION FOR CAPITAL STOCK

     Enron. The DGCL provides that the consideration for which capital stock is issued must consist of cash, services rendered, personal property, real property, leases of real property or a combination thereof.

     PGC. Under the OBCA, shares may be issued for a consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, contracts for services to be performed or other securities of the corporation.

     New Enron. New Enron is governed by the OBCA with respect to share issuances.

LIMITATION OF DIRECTOR LIABILITY

     Enron. The Enron Charter contains a provision, permitted by the DGCL, that eliminates the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director, except for liability of a director (i) for breach of the duty of loyalty, (ii) for actions or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for the payment of improper dividends or redemptions, or (iv) for any transaction from which the director derived an improper personal benefit.

     PGC. The PGC Charter does not contain a provision limiting the liability of directors.

     New Enron. As is permitted by the OBCA, the New Enron Charter contains essentially the same provision as is contained in the Enron Charter with respect to limiting director liability, except that, as permitted under the OBCA, damages are limited for monetary damages "for conduct as a director," which differs from the DGCL provision, which permits limits on monetary damages "for breach of fiduciary duty as a director."

INDEMNIFICATION

     Enron. The Enron Charter contains provisions under which Enron will indemnify, to the fullest extent permitted by law, persons who are made a party to an action or proceeding by virtue of the fact that the person is or was a director, officer, or, in certain circumstances, an employee or agent, of Enron or another corporation at Enron's request. The DGCL generally permits such indemnification to the extent that the person acted in good faith and in a manner which he reasonably believed to be in the best interest of or not opposed to the corporation or, with respect to criminal matters, if the individual had no reasonable cause to believe his or her conduct was unlawful.

     PGC. The PGC Bylaws contain a provision under which PGC will indemnify, to the fullest extent permitted by law, persons who are made a party to an action or proceeding by virtue of the fact that the person is or was a director or officer of PGC or another corporation at PGC's request. The OBCA generally permits such indemnification to the extent that the person acted in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interest of the corporation or, with respect to criminal matters, if the individual had no reasonable cause to believe his or her conduct was unlawful.

     New Enron. The New Enron Charter contains provisions substantially similar to the indemnification provisions in the Enron Charter, subject to any limitations in the OBCA.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 2)

     The three Class II Directors elected at the Annual Meeting will serve a three-year term ending at the time of the Annual Meeting in 2000 or until their successors are elected and qualified.

     It is anticipated that if the requisite approval of the OPUC is obtained prior to the Annual Meeting and the Amended Merger Agreement receives the approval of the PGC shareholders, then the PGC Merger will be consummated promptly after the Annual Meeting, and it will not be necessary for the three Class II members of the Board of Directors to assume office.

     In the absence of contrary instruction, it is the intention of the persons named in the enclosed proxy to vote the proxy FOR the persons listed, all of whom are presently members of the Board of Directors. Should any nominee be unable to serve, the persons named in the proxy will have discretionary authority to nominate and vote for a suitable substitute or substitutes.

     Except as specifically noted, each director and nominee has been employed for more than five years in the capacity indicated. No family relationships exist among the directors, nominees, or PGC's officers.

                        NAME, AGE, PRINCIPAL OCCUPATION
                           AND OTHER DIRECTORSHIPS(1)
--------------------------------------------------------------------------------

                                    CLASS II
       (NOMINEES FOR ELECTION FOR A TERM OF THREE YEARS EXPIRING IN 2000)

CAROLYN S. CHAMBERS, age 65.                                 Director since 1993
     Ms. Chambers is Chairman and Chief Executive Officer, Chambers Communication Corporation, a cable television and broadcasting company located in Eugene, Oregon. Ms. Chambers is also a director of U.S. Bancorp; Chambers Construction Company; Peacehealth; McKenzie River Motors; University of Oregon Foundation; and C-Span.

KEN L. HARRISON, age 54.                                     Director since 1987
     Mr. Harrison is Chairman of the Board, Chief Executive Officer, and President, PGC and PGE.

JEROME J. MEYER, age 59.                                     Director since 1993
     Mr. Meyer is Chairman and Chief Executive Officer and a director, Tektronix, Inc., an electronics manufacturer located in Wilsonville, Oregon. Mr. Meyer is also a director of Esterline Technologies Corporation and AMP, Incorporated.

                                   CLASS III
                            (TERM EXPIRING IN 1998)

GWYNETH GAMBLE BOOTH, age 60.                             Director since 1981(2)
     Ms. Booth is a television producer/reporter, media consultant, and community activist. She is a facilitator at the Dougy Center for grieving children and Vice President of the Portland Art Museum. She is also a member of the Board of Trustees of the University of Washington Foundation, Neighborhood Partnership Fund of Oregon Community Foundation and the Dant Foundation of the Oregon Heart Association.(3)

PETER J. BRIX, age 60.                                    Director since 1983(2)
     Mr. Brix is President, Hayden Investment Corporation, a marine transportation and petroleum sales and investment company located in Portland, Oregon. He was Chairman of the Board and Chief Executive Officer, Brix Maritime Company until September 1993. Mr. Brix is also a director of Idaho Forest Industries Inc.; Totem Resources Corporation; Regent Assisted Living, Inc.; and Centennial Bank.

JOHN W. CREIGHTON, JR., age 64.                              Director since 1990
     Mr. Creighton is President, Chief Executive Officer and a director, Weyerhaeuser Company, a forest products company located in Tacoma, Washington. Mr. Creighton is also a director of Quality Food Centers, Inc.; NHP, Incorporated; and Unocal Corporation.

RANDOLPH L. MILLER, age 49.                                  Director since 1987
     Mr. Miller is President, The Moore Company, a wholesale distributor of consumer electronics, computer and telecommunications products, and appliances located in Portland, Oregon. Mr. Miller is also a director of the Automobile Association of America, Oregon and Chairman of the National Computing Technology Industry Association, Distributor Section.

                                    CLASS I
                            (TERM EXPIRING IN 1999)

RICHARD GEARY, age 62.                                       Director since 1996
     Mr. Geary is President, Kiewit Pacific Company, a highway and heavy construction company located in Vancouver, Washington, a division of Peter Kiewit Sons', Inc., Omaha, Nebraska. Mr. Geary is also a director of Peter Kiewit Sons,' Inc.; Standard Insurance; Portland Opera; and Oregon Health Sciences University Foundation.

JERRY E. HUDSON, age 59.                                  Director since 1984(2)
     Dr. Hudson is President, Willamette University, Salem, Oregon.

BRUCE G. WILLISON, age 48.                                   Director since 1989
     Mr. Willison is President, Chief Operating Officer and a director of H. F. Ahmanson Company and its principal subsidiary, Home Savings of America, FSB. He served as Chairman, President, and CEO of First Interstate Bank of California and as Vice Chairman of First Interstate Bancorp until April 1996.
---------------

(1) All directors of PGC are also directors of PGE.

(2) Includes time served on the Board of Directors of PGE prior to the formation of PGC in 1985.

(3) During 1996, PGC and its subsidiaries retained the legal services of Tonkon, Torp, Galen, Marmaduke & Booth. Ms. Booth's husband is a partner in that firm. PGC and its subsidiaries have retained that firm for services to be rendered in 1997 and may retain the firm in the future.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     During 1996, the Board of Directors of PGC held 10 meetings. All directors attended 75 percent or more of the aggregate of the meetings of the Board and the committees on which they serve.

     Board Committees. The Board of Directors has established standing audit, compensation, and nominating committees. The names of these committees, their current membership, and a brief statement of their principal responsibilities are presented below.

     The Audit Committee members are Bruce G. Willison, Chair; John W. Creighton, Jr.; Richard Geary; Jerome J. Meyer; and Randolph L. Miller. The Audit Committee is responsible to ensure adequate, appropriate, and responsive auditing services; recommend independent auditors; review financial statements; review the effectiveness of existing systems of control; review reports issued by the Internal Audit Department; review policies concerning business practices; and undertake other responsibilities deemed appropriate by the Board of Directors of PGC. The Audit Committee held three meetings during 1996.

     The Human Resources Committee (the "HR Committee") members are John W. Creighton, Jr., Chair; Gwyneth Gamble Booth; Jerome J. Meyer; and Randolph L. Miller. The HR Committee advises the Board of Directors of PGC on executive and employee compensation and benefit plans, establishes investment policy for certain employee benefit trusts, and addresses other human resources related matters. The HR Committee held four meetings during 1996.

     The Board Nominating and Governance Committee (the "Nominating Committee") members are Jerry E. Hudson, Chair; Peter J. Brix; Ken Harrison; and Randolph L. Miller. The Nominating Committee plans for, identifies, evaluates and recommends candidates for vacancies on the PGC Board of Directors. The Nominating Committee held no meetings during 1996.

     Under the PGC Bylaws, to nominate a director at the Annual Meeting a shareholder must give written notice of intent to make the nomination either by personal delivery or by mail, to the Corporate Secretary, not later than 90 days prior to the anniversary date of the immediately preceding Annual Meeting. Each notice must include: (a) the name and address of the shareholder making the nomination and the nominee; (b) a representation that the shareholder is a holder of record of PGC Common Stock and intends to appear in person or by proxy at the meeting to make the nomination; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other persons (naming them) pursuant to which the nomination is to be made; (d) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Commission; and (e) the consent of each nominee to serve as a director if elected. Unless this procedure has been followed, the presiding officer of the meeting may refuse to acknowledge the nomination. There is no formal procedure if a shareholder merely wants to submit a recommendation to PGC for consideration.

SHARE OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The shares of PGC Common Stock beneficially owned by each director, the executive officers named in the Summary Compensation Table below (the "Named Officers"), and all directors and executive officers of PGC as a group as of January 31, 1997 are given in the following table. The directors and executive officers individually and as a group own less than 1 percent of the outstanding shares of PGC Common Stock.

                                                              AMOUNT AND NATURE
                                                                OF BENEFICIAL
                  NAME OF BENEFICIAL OWNER                        OWNERSHIP
                  ------------------------                    -----------------
Gwyneth Gamble Booth........................................       9,239(1)(2)
Peter J. Brix...............................................      11,876(1)
Carolyn S. Chambers.........................................       3,061(1)
John W. Creighton, Jr. .....................................       9,276(1)
Richard Geary...............................................       1,659(1)
Ken L. Harrison.............................................     160,338(3)(4)
Jerry E. Hudson.............................................       7,649(1)
Jerome J. Meyer.............................................       3,061(1)
Randolph L. Miller..........................................       4,164(1)
Bruce G. Willison...........................................       7,728(1)
Alvin Alexanderson..........................................      37,461(3)(4)(5)
Richard E. Dyer.............................................      16,254(3)(4)
Joseph M. Hirko.............................................      42,802(3)(4)(5)
Peggy Fowler................................................      13,785(3)(4)
All executive officers and directors as a group (18
  persons)..................................................     406,115(6)

---------------

(1) Includes shares under the PGC Outside Directors' Stock Compensation Plan.

(2) Does not include 500 shares of PGC Common Stock held by spouse for which beneficial interest is disclaimed.

(3) Includes shares held in the RSP as of December 31, 1996.

(4) Includes shares held under the Restricted Stock Program of the LTIP.

(5) Includes shares which the Named Officer has the right to acquire during the next six months.

(6) Including shares held in the RSP and under the Restricted Stock Program of the LTIP as of December 31, 1996 and shares that the executive officers have the right to acquire during the next six months.

OUTSIDE DIRECTORS' COMPENSATION

     In February 1996, the PGC Board of Directors modified the compensation and benefits for nonemployee directors. As described more fully below, the annual retainer has been replaced with per meeting fees, the amount of compensation in the form of PGC Common Stock has been increased, and the retirement plan has been suspended with no further accrual of benefits.

     Commencing April 1, 1996, the annual cash retainer was eliminated. In its place, nonemployee directors receive $1,600 per PGC Board meeting attended and $1,000 per PGC Board Committee meeting attended. In addition, the Chair of a standing Board Committee receives an annual fee of $3,000 which is paid at year-end and is prorated if the director did not serve as the Chair for the entire year.

     Nonemployee directors participate in the Stock Plan. Prior to amendment as discussed below, every five years each nonemployee director was granted $50,000 of PGC Common Stock, one-fifth of which vests each year over the succeeding five-year period ("Five Year Grant"). Unvested shares under a Five Year Grant are forfeited if the recipient ceases to be a nonemployee director for any reason except death, in which case the shares scheduled to vest on the next anniversary date vest immediately.

     The Stock Plan was amended in February 1996 to provide that nonemployee directors who at the time of the amendment had unvested shares under a Five Year Grant received a one-time additional grant of PGC Common Stock worth $6,500 times the number of years remaining before all of the shares under their Five Year Grant vest. Each year that a portion of the shares under the Five Year Grant vests, a one-year portion of the shares under the additional grant also vests. There will be no future Five Year Grants under the Stock Plan, as amended.

     Nonemployee directors first appointed or elected to the PGC Board after January 1, 1996, and all other nonemployee directors, once their Five Year Grants fully vest, will be granted PGC Common Stock worth $16,500 per year, based on the market value of the PGC Common Stock on the date of purchase, times the number of years remaining in the three-year term of the Class of directors in which the director serves ("Three Year Grants"). Three Year Grants will be made upon election or appointment of each nonemployee director and thereafter on the date of the annual meeting of shareholders at which the Class in which the director serves is elected. Appointment for a partial year of more than six months will be treated as a full year unless the director is appointed to fill a vacancy in a class that will be elected at the next annual meeting of shareholders. In that case, if appointment is six months or more before the next annual meeting of shareholders, the director will be granted $16,500 worth of PGC Common Stock which will vest at the date of the next annual meeting of shareholders. Thereafter, PGC Common Stock will be granted in three-year amounts coinciding with the three-year term of the Class in which the director serves. If the appointment is less than six months before the next annual meeting of shareholders, the director will be granted three years' worth of PGC Common Stock, none of which will vest until three years later on the date of the annual meeting of shareholders at which the Class in which the director serves is again elected. If a director ceases to be a director for any reason, except death, before the date on which the shares are scheduled to vest, all of the shares are forfeited. In the event of death, all of the shares will immediately vest. Dividends paid on unvested shares under both Five Year Grants and Three Year Grants are reinvested under the PGC Dividend Reinvestment and Optional Cash Payment Plan and are fully vested upon payment. On September 10, 1996, the Stock Plan was amended further to provide for the 100 percent vesting of all outstanding unvested shares on consummation of the Mergers. There will be no Three Year Grants with respect to the Annual Meeting. The Stock Plan has been amended further as described above under "The Mergers -- Interests of Certain Persons in the Mergers."

     Under the DDCP, nonemployee directors may elect to defer up to 100 percent of their cash fees paid during the year. Interest is credited at a rate equal to a three calendar month average of Moody's Average Corporate Bond Yield Index plus 3 percent. The withdrawal of deferred amounts while serving as a director results in forfeiture of 10% of the amount withdrawn, unless the withdrawal is for limited cases of hardship. Payments will be made in a lump sum, or in a series of monthly payments over a period of up to 15 years, after service as a director or in the event of death. Upon written request, amounts may be withdrawn with a 6 percent forfeiture of the amount paid to the participant in the event of a Change in Control (as defined below). During 1996, interest was credited as follows: $31,497 for Mr. Brix, $7,667 for Mr. Creighton, $32,267 for Mr. Hudson, $5,279 for Mr. Meyer, and $3,754 for Mr. Willison. The DDCP has been amended as described above under "The Mergers -- Interests of Certain Persons in the Mergers."

     The Directors' Insurance Plan has been eliminated for nonemployee directors first appointed or elected to the PGC Board after January 1, 1996. Those appointed before that date are provided life insurance benefits of $200,000. PGC and the director share the cost of the premium. However, PGC advances to the director his/her share of the premium and treats it as compensation. Upon surrender or cancellation of the policy, the director is entitled to the balance of the cash value of the policy after PGC has recovered its share of the premiums paid. In the event of a Change in Control (as defined below), PGC will release its collateral interest in the policies and pay the director the amount required to maintain the level of death benefit provided under the policies. The amounts paid by PGC for the directors' share of the premiums in 1996 were $450 for Mr. Brix and Ms. Booth; $636 for Ms. Chambers; $610 for Mr. Creighton; $432 for Mr. Hudson; $432 for Mr. Meyer; $238 for Mr. Miller; and $214 for Mr. Willison. No director first appointed or elected after January 1, 1996 will participate in this program. The Directors' Insurance Plan has been amended as described above under "The Mergers -- Interests of Certain Persons in the Mergers."

     The Retirement Plan for Outside Directors has been suspended. Effective January 1, 1996, all accruals ceased and all accrued benefits were fully vested to each nonemployee director in office on that date. Benefit payout will not begin until a director ceases to be a member of the Board of PGC, any affiliate of PGC (including after consummation of the Mergers, Enron) and any advisory board of PGE. Interest will not accrue on the benefit amount. There will not be a retirement plan for nonemployee directors first appointed or elected to the PGC Board after January 1, 1996.

HUMAN RESOURCES COMMITTEE AND COMMITTEE UNDER THE LONG-TERM INCENTIVE PLAN REPORT ON EXECUTIVE COMPENSATION

     The objective of PGC's executive compensation program is to provide competitive compensation which will attract, retain, and reward executives who are capable of providing the management and leadership necessary to achieve the business objectives of PGC and PGE. Compensation is both market based and performance driven. Total direct executive compensation consists of three components: base pay, annual incentives and long-term incentives. These executive pay programs are strongly linked to company performance.

     Base Pay. Annually, the HR Committee reviews executive base pay for the Chairman and Chief Executive Officer (CEO), Executive Vice President, Senior Vice Presidents, and anyone more highly paid than these individuals. Current market compensation for similar positions, company performance and individual performance are reviewed by the HR Committee before setting executive compensation. The HR Committee uses market data from two different sources -- the utility industry and general industry -- to assure that the compensation decisions are competitive and fair. The utility industry market data is based on an HR Committee-selected group of 14 national electric utilities and utility holding companies. These utilities, whose selection is annually affirmed by the HR Committee, are a subset of the Edison Electric Institute 100 Index of utilities utilized in the performance graph set forth below. These utilities were chosen based on their comparability, including historical performance records, to PGC and PGE. Due to the changing nature of the electric utility industry the Committee also reviews general industry market data. General industry data is derived from the Towers Perrin Executive Compensation database. Actual base compensation varies above or below middle-of-the-market compensation depending upon company performance and the individual executive's long-term contributions to PGC's and PCE's business. The Chief Executive Officer of PGC (the "CEO") sets the compensation for any officers other than the Executive Vice President and the Senior Vice Presidents. In making the compensation decision, factors of market data for each position, executive responsibilities, individual performance, and internal comparability are reviewed by the CEO.

     As a result of the HR Committee's review of PGC's 1995 earnings performance and the market compensation for a CEO of a company of comparable size to PGC, the HR Committee adjusted the CEO's base pay upward to the 50th percentile effective January 1, 1996. For 1996, compensation for officers other than the CEO was also influenced by the expected strategic impact of the position in the coming year, 1995 performance and internal equity. Further adjustments were made in the latter half of the year to the salary levels of three officers due to promotions.

     Annual Incentive Compensation. Annual incentive compensation is totally dependent upon performance under PGC's Annual Incentive Master Plan. The objectives of the plan are to provide competitive management compensation and stimulate and reinforce outstanding performance by participants to contribute substantially to the achievement of annual financial and strategic objectives of PGC and PGE. Superior performance is encouraged by setting the annual incentive pay opportunity at approximately the 75th percentile of compensation of the Edison Electric Institute's survey of over 100 utilities. In general, an award of annual incentive compensation is based on achieving company financial goals and key corporate, strategic and individual goals. Any annual incentive compensation awards made are based on individual participant and company achievement as measured against the established targets. The award is paid in cash.

     The 1996 annual incentive compensation awards were designed to pay for good earnings performance. The 1996 award target range for the earnings goal was from one-half of the annual incentive pay opportunity when earnings per share are 90 percent of targeted earnings per share and up to two times the annual incentive pay opportunity for earnings per share at 120 percent of the targeted earnings per share. Both the Annual Incentive Plan and PGC's broad-based employee incentive program incorporate a provision whereby no performance awards will be paid through these programs, regardless of individual goal achievement, unless PGC's earnings per share are at least equal to its common stock dividend. The PGC Board has the discretion to modify performance objectives during the course of the year if it determines they are no longer suitable due to extraordinary financial events, a change in PGC's business operations, corporate structure, or capital structure, or other material conditions. Accordingly, the PGC Board of Directors revised the 1996 annual cash incentive target range to exclude costs related to the Mergers.

     In 1996, the annual incentive compensation award for the CEO was entirely dependent upon achieving targeted earnings per share. For the other Named Officers, 70 percent of annual incentive compensation was based on achieving the earnings per share goal and 30 percent was based on individual achievement of strategic goals. The strategic goals were:

     - Senior Vice President and Chief Financial Officer -- Organization efficiency, regulated and nonregulated business strategies; merger transition issues; competitive, strategically aligned finance and accounting services.

     - Senior Vice President, Power Supply -- Hydro and thermal competitiveness; wholesale power marketing sales goals; achievement of targets for generating plant performance; Trojan decommissioning goals; Leadership for Excellence Program.

     - Senior Vice President, General Counsel & Secretary -- Provide legal support and assist negotiations of strategic options; complete unbundling negotiations; prepare and file a direct access rate for industrial customers; represent investor-owned utilities on the Northwest Regional Review; negotiate a general rate reduction for PGE; support the refinancing of PGE's demand-side management investments.

     - PGE Executive Vice President and Chief Operating Officer -- Safety, employee relations, service strategies, system reliability, profitability, positioning for the future.

     Goals were not weighted. Incentive compensation awards for achieving strategic goals for all other executive officers ranged from zero to one and one-half times the target strategic incentive compensation award.

     In 1996, earnings-per-share performance, excluding costs related to the proposed merger, exceeded the targeted earnings per share, resulting in the CEO receiving an award at two times the target award.

     Long-Term Incentive Compensation. The LTIP is designed to ensure executive focus on long-term shareholder value and PGC Common Stock performance. The objective of the LTIP is to motivate executives to make decisions that will enhance the long-term financial performance of the business, thereby positively affecting the long-term total return to shareholders. The LTIP, approved by shareholders in 1991, permits the granting by the Committee under the LTIP ("LTIP Committee") of several different types of stock-based awards. Although the LTIP Committee is a separate committee from the HR Committee, members are presently the same as the HR Committee. To date, three types of awards -- Nonqualified Stock Options ("NQSO"), Performance Accelerated Restricted Stock and Restricted Stock -- have been granted to executive officers.

     The NQSO program provides rewards only when the price of PGC Common Stock increases above the price at which the executive has an option to buy the stock. The option price was set at fair market value at the date of the grant. None of the Named Officers has received NQSO grants since 1991.

     All outstanding Performance Accelerated Restricted Stock grants for 1993, 1994, and 1995 vested on November 12, 1996 upon shareholder approval of the Original Merger Agreement.

     In order to retain key senior management during the period of transition with respect to the Mergers, executive officers, including the Named Officers, were granted Restricted Stock on September 10, 1996. The Restricted Stock vests 100 percent in five years and will be converted at the PGC Conversion Ratio to New Enron Common Stock upon the consummation of the Mergers.

     Summary. The goal of PGC's executive compensation program is to strengthen management focus on creating shareholder value by targeting base pay at the middle of the market and targeting annual and long-term compensation incentives above the middle of the market. Annual incentive targets for the CEO and the other executive officers are set at approximately the 75th percentile of compensation of the Edison Electric Institute's survey of over 100 utilities. Long-term incentives for the CEO and other executive officers are set at the discretion of the HR Committee. Goals for incentive plans are established annually and are not tied to the One-Year Total Return graph below. Base pay, annual incentives and long-term incentives all fluctuate depending upon PGC's performance. The CEO's annual incentive compensation and long-term incentive compensation represented 75 percent and 76 percent, respectively, of the CEO's base compensation in 1996.

     Philosophy on Qualifying Compensation for Deductibility under IRC Section 162(m). Qualifying compensation for deductibility under IRC Section 162(m) is one of many factors the HR Committee considers in determining executive compensation arrangements. Deductibility will be maintained when it does not conflict with overall compensation objectives. Present arrangements include the ability for executives to defer base salary and bonuses and the incorporation of a provision in restricted stock agreements to ensure the corporate tax deductibility of the Restricted Stock grants.

     Officer Loans. In March 1997, the HR Committee approved unsecured loans to the officers of PGC and PGE to provide temporary liquidity to meet tax payments associated with stock awards and other compensation in conjunction with the desirability of deferring any transactions in equity securities as a result of the pendency of the Mergers.

     A loan has been made to Ken L. Harrison, Chairman of the Board and Chief Executive Officer of PGC, in the amount of $645,000, and to Alvin Alexanderson, Senior Vice President, General Counsel and Secretary of PGC in the amount of $190,000, in each case evidenced by a promissory note from the executive and subject to 7% interest payable upon repayment of the loan. The term of each loan is the earliest of (a) 90 days subsequent to consummation of the Mergers, (b) 90 days subsequent to termination of the Mergers, or (c) one year from the date of the loan.

     Employment Agreements. Each of the Named Officers has entered into an employment agreement ("Current Agreement") with PGC or PGE and which governs the terms of his or her current employment, including provisions in the event of Change in Control (as defined below). In addition, each of the Named Officers has entered into an employment agreement with Enron and/or PGE that will supersede and replace his or her Current Agreement as of the effective time of the Mergers. For a description of these agreements, see "The
Mergers -- Interests of Certain Persons in the Mergers."

     It is the HR Committee's belief that, upon a termination of employment, a minimum amount of disruption takes place when the terms and conditions of payments and benefits upon termination have been incorporated into an agreement. In addition, agreements also serve to enhance continuity of management in the event of Change in Control.

  Human Resources Committee and Long-Term Incentive Plan Committee:

   John W. Creighton, Jr.,
            Chairman                  Jerome J. Meyer
     Gwyneth Gamble Booth            Randolph L. Miller

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Human Resources Committee are: Gwyneth Gamble Booth, John W. Creighton, Jr., Jerome J. Meyer, and Randolph L. Miller.

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table sets forth the total compensation earned for each year ended December 31, 1996, 1995, and 1994 by the Chief Executive Officer and the four most highly compensated executive officers of PGC and PGE.

                                                                         LONG-TERM
                                               ANNUAL COMPENSATION      COMPENSATION
                                               --------------------   ----------------    ALL OTHER
                                               SALARY($)   BONUS($)   RESTRICTED STOCK   COMPENSATION
     NAME AND PRINCIPAL POSITION        YEAR      (1)        (1)        AWARDS($)(2)        ($)(3)
     ---------------------------        ----   ---------   --------   ----------------   ------------
Ken L. Harrison.......................  1996   $544,478    $410,336       $413,875         $65,864
  Chairman of the Board and             1995    491,664     371,167        305,250          69,507
  Chief Executive Officer               1994    465,228     198,096        202,500          57,500
Joseph M. Hirko.......................  1996    245,517     155,400        188,125          30,064
  Senior Vice President, Chief          1995    215,963     114,389        138,750          22,626
  Financial Officer, Chief              1994    183,027      63,363         67,500          20,063
  Accounting Officer, and Treasurer
Richard E. Dyer.......................  1996    209,196     111,002        150,500          23,428
  Senior Vice President, Power          1995    198,297     104,655        111,000          11,979
  Supply, PGE                           1994    180,833      52,061         50,625          12,386
Peggy Y. Fowler.......................  1996    202,504     106,379        150,500          24,045
  Executive Vice President and          1995    165,213      78,836        111,000          18,185
  Chief Executive Officer, PGE          1994    140,000      41,231         50,625          17,374
Alvin Alexanderson....................  1996    195,000     108,225        112,875          41,408
  Senior Vice President, General        1995    179,732      77,779         83,250          32,224
  Counsel, and Secretary                1994    169,180      48,266         50,625          27,789

---------------

(1) Amounts shown include cash compensation earned and received by the executive officer, as well as amounts earned but deferred at the election of the officer.

(2) Restricted stock awards are valued at the closing price of $37.625 per share for the September 10, 1996 grant, $27.75 per share for the November 6, 1995 grant; and at $16.875 per share for the October 4, 1994 grant. The number and value of the aggregate Restricted Stock holdings for the officers listed in the Summary Compensation Table are outlined in the table on the following page. Dividends on the restricted stock are paid to the officer as declared. (All Restricted Stock granted prior to 1996 vested November 12, 1996 upon PGC shareholder approval of the Original Merger Agreement.) Aggregate

    Restricted Stock holdings listed below are valued at $42.00 per share, the closing price of the PGC Common Stock on December 31, 1996.

                      AGGREGATE RESTRICTED STOCK HOLDINGS

                                         AGGREGATE SHARES (#)    VALUE ($)
                                         --------------------    ---------
Ken L. Harrison........................         11,000           $462,000
Joseph M. Hirko........................          5,000            210,000
Richard E. Dyer........................          4,000            168,000
Peggy Y. Fowler........................          4,000            168,000
Alvin Alexanderson.....................          3,000            126,000

(3) Other compensation includes: (i) company-paid split dollar insurance premiums; (ii) the dollar value of life insurance benefits as determined under the Commission's methodology for valuing such benefits; (iii) company contributions to the RSP and the MDCP; and (iv) earnings on amounts in the MDCP which are greater than 120 percent of the federal long-term rate which was in effect at the time the rate was set. The following table lists the amount for 1996:

                            SPLIT
                            DOLLAR      DOLLAR VALUE   CONTRIBUTIONS   ABOVE MARKET
                          INSURANCE       OF LIFE        TO 401(K)     INTEREST ON
                           PREMIUM       INSURANCE       AND MDCP          MDCP        TOTAL
                         ------------   ------------   -------------   ------------   -------
Ken L. Harrison........     $1,580        $ 3,874         $21,310        $39,100      $65,864
Joseph M. Hirko........        587         10,613          13,032          5,832       30,064
Richard E. Dyer........      1,452         10,663           9,480          1,833       23,428
Peggy Y. Fowler........        776         13,158           7,887          2,224       24,045
Alvin Alexanderson.....        892          8,721          11,700         20,095       41,408

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END (FY) OPTION VALUES

     The table below displays the number and value of options for the Named Officers.

                                                                  NUMBER OF
                                     SHARES                UNEXERCISED OPTIONS(1)             VALUE OF
                                    ACQUIRED              -------------------------    IN-THE-MONEY OPTIONS(2)
                                       ON       VALUE                       NOT                         NOT
               NAME                 EXERCISE   REALIZED   EXERCISABLE   EXERCISABLE   EXERCISABLE   EXERCISABLE
               ----                 --------   --------   -----------   -----------   -----------   -----------
Ken L. Harrison...................        0           0     120,000          0        $3,150,000         0
Joseph M. Hirko...................        0           0      30,000          0           797,500         0
Richard E. Dyer...................   32,500    $888,850           0          0                 0         0
Peggy Y. Fowler...................   22,500    $643,125           0          0                 0         0
Alvin Alexanderson................   12,000    $165,000      20,500          0           524,500         0

---------------

(1) Options were granted in 1990 and 1991 under the LTIP. No options have been granted to the Named Officers since 1991. The options were granted at fair market value. The 1990 grants vested in 1995 and the 1991 grants vested November 12, 1996 upon PGC shareholder approval of the Original Merger Agreement and are thus currently exercisable.

(2) Value of unexercised in-the-money options is based on the difference between the PGC Common Stock price of $42.00 on December 31, 1996 and the exercise option price.

FIVE-YEAR SHAREHOLDER RETURN

     The following graphs compare the cumulative five-year and the one-year total shareholder return of PGC Common Stock on an indexed basis with the S&P 500 Stock Index and the EEI 100 Index of Investor-Owned Electrics, an index of 100 electric utilities prepared by Edison Electric Institute ("EEI"). The five-year line graph assumes an investment of $100 was made at the close of business on December 31, 1991 in PGC Common Stock and in each index. Total return assumes reinvestment of dividends and is determined as of December 31 of each year.

CUMULATIVE TOTAL SHAREHOLDER RETURN

                              [PERFORMANCE GRAPH]

        MEASUREMENT PERIOD
      (FISCAL YEAR COVERED)                PGC              S&P 500       EEI 100 ELECTRIC
              1991                         100                100                100
              1992                         125                108                108
              1993                         147                119                120
              1994                         148                121                106
              1995                         233                166                139
              1996                         346                204                140
                                           PGC            S&P 500   EEI 100 ELECTRIC
              1996                         148                123                140

     A list of the electric utilities included in the EEI Index will be provided upon request to the PGC Shareholder Services Department, 121 SW Salmon Street, Portland, Oregon 97204.

EXECUTIVE ANNUAL RETIREMENT BENEFIT

     Estimated annual retirement benefits payable upon normal retirement at age 65 for the Named Officers are shown in the table below. Amounts in the table reflect payments from the Portland General Pension Plan and SERP combined.

                               PENSION PLAN TABLE
                      ESTIMATED ANNUAL RETIREMENT BENEFIT
                         STRAIGHT-LIFE ANNUITY, AGE 65

                                                           YEARS OF SERVICE
FINAL AVERAGE                                        -----------------------------
EARNINGS OF:                                           15         20         25+
-------------                                        -------    -------    -------
 $175,000..........................................   78,750     91,875    105,000
  200,000..........................................   90,000    105,000    120,000
  250,000..........................................  112,500    131,250    150,000
  300,000..........................................  135,000    157,500    180,000
  400,000..........................................  180,000    210,000    240,000
  450,000..........................................  202,500    236,250    270,000
  500,000..........................................  225,000    262,500    300,000
  600,000..........................................  270,000    315,000    360,000
  700,000..........................................  315,000    367,500    420,000
  800,000..........................................  360,000    424,000    480,000
  900,000..........................................  405,000    477,000    540,000

     Compensation used to calculate benefits under the combined Pension Plan and SERP is based on a three-year average of base salary and bonus amounts earned (the highest 36 consecutive months within the last 10 years), as reported in the Summary Compensation Table. SERP participants may retire without age-based reductions in benefits when their age plus years of service equals 85. Surviving spouses receive one half the participant's retirement benefit from the SERP plus the joint and survivor benefit, if any, from the Pension Plan. In addition to the aforementioned annual retirement benefit, an additional temporary Social Security Supplement is paid until the participant is eligible for Social Security retirement benefits. Retirement benefits are not subject to any deduction for Social Security.

     The Named Officers have had the following number of service years with PGC:
Ken L. Harrison, 21; Richard E. Dyer, 29; Peggy Y. Fowler, 22; Joseph M. Hirko, 16; and Alvin Alexanderson, 17. Under PGC's SERP, the Named Officers are eligible to retire without a reduction in benefits upon attainment of the following ages: Ken L. Harrison, 59; Richard E. Dyer, 55; Peggy Y. Fowler, 55; Joseph M. Hirko, 55; and Alvin Alexanderson, 57.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16 of the Securities Exchange Act of 1934 requires PGC's directors and executive officers and persons who own more than 10 percent of a registered class of PGC's equity securities to file various reports with the Commission and the NYSE concerning their holdings of, and transactions in, securities of PGC. Copies of those filings must be furnished to PGC.

     PGC offers assistance to its directors and executive officers in meeting their obligations under Section 16 with regard to information concerning the applicable law and the completion and filing of the required reports.

     Based on a review of the copies of the reports received by PGC and written representations from certain reporting persons that they have complied with the relevant filing requirements, PGC believes that all filing requirements applicable to its directors and executive officers were complied with as of December 31, 1996, except for minor mathematical errors for Mr. Peter Brix and Ms. Peggy Fowler, which have been amended, and one late filing for Richard Reiten, a former director and officer.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Arthur Andersen LLP has served in the capacity of independent public accountants for PGC and its subsidiaries for many years. Services rendered during 1996 in connection with their audit function included the examination of annual financial statements, review of unaudited quarterly financial information, and consultation in connection with filing certain reports with the Commission and other governmental and regulatory agencies.

DEFINITION OF CHANGE IN CONTROL

     Certain of the benefit plans discussed above contain change of control provisions, some of which have been amended as described above under "The Mergers -- Interests of Certain Persons in the Mergers."

     For the Stock Plan and RSP a change in control means:

          (a) any person or group becomes the beneficial owner of more than 30 percent of the then outstanding voting stock of PGC, otherwise than through a transaction arranged by, or consummated with the prior approval of, the board of directors, or (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the board of directors (and any new director whose election by the board or whose nomination for election by the stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof.

     For the Directors' Insurance Plan, Officers' Insurance Plan, DDCP, MDCP, Retirement Plan for Outside Directors, SERP and Current Agreements, the definition of change in control is as follows:

          (a) any person or group becomes the beneficial owner of more than 30 percent of the then outstanding voting stock of PGC, (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the board of directors (and any new director whose nomination for election by the stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof, (c) the stockholders of PGC or PGE approve a merger or consolidation of PGC or PGE with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of PGC or PGE outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80 percent of the combined voting power of the voting securities of PGC or PGE or any surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of PGC or PGE (or similar transaction) in which no person acquired more than 30 percent of the combined voting power of PGC's or PGE's then outstanding securities or (d) the stockholders of PGC or PGE approve a plan of complete liquidation of PGC or PGE or an agreement for the sale or disposition by PGC or PGE of 60 percent of PGC's or PGE's assets.

                          RATIFICATION OF APPOINTMENT
                       OF INDEPENDENT PUBLIC ACCOUNTANTS
                                  (PROPOSAL 3)

     Upon the recommendation of the Audit Committee, the PGC Board of Directors has appointed the firm of Arthur Andersen LLP as independent public accountants for the year 1997. Such appointment is proposed for ratification by the shareholders. In the absence of contrary instructions, it is the intention of the persons named in the proxy to vote such proxy FOR ratification. If the reappointment is not ratified, the Audit Committee and the Board of Directors will consider such vote in subsequent appointments.

     A representative of Arthur Andersen LLP plans to attend the Annual Meeting. The representative will have an opportunity to make a statement if so desired and will be available to respond to appropriate questions.

     The Board of Directors recommends a vote FOR ratification of the appointment.

                                 LEGAL MATTERS

     The validity of the securities to be issued in the Mergers has been passed upon for New Enron and Enron by James V. Derrick, Jr., Senior Vice President and General Counsel of Enron. Certain tax consequences of the Mergers have been passed upon for New Enron and Enron by Vinson & Elkins L.L.P., Houston, Texas, and for PGC by Wachtell, Lipton, Rosen & Katz, New York, New York.

                                    EXPERTS

     The consolidated financial statements included in Enron's Current Report on Form 8-K dated March 17, 1997 and consolidated financial statements and schedule included in Enron's Annual Report on Form 10-K for the year ended December 31, 1996, incorporated by reference herein and in the Registration Statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are incorporated by reference herein in reliance upon the authority of said firm as experts in giving said reports.

     The letter report of DeGolyer and MacNaughton, independent petroleum consultants, included as an exhibit to Enron's Annual Report on Form 10-K for the year ended December 31, 1996, and the estimates from the reports of that firm appearing in such Annual Report, are incorporated by reference herein on the authority of said firm as experts in petroleum engineering and in giving such reports.

     The consolidated financial statements included in PGC's Annual Report on Form 10-K for the year ended December 31, 1996, incorporated by reference herein and in the Registration Statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are incorporated by reference herein in reliance upon the authority of said firm as experts in giving said reports.

                             SHAREHOLDER PROPOSALS

     If for any reason the Mergers are not consummated and there is a 1998 annual meeting of shareholders of PGC, then to be considered for inclusion in the proxy statement for such meeting, a proposal by a shareholder must be received by the Corporate Secretary of PGC at One World Trade Center, 121 SW Salmon Street, Portland, Oregon 97204, not later than the close of business on January 16, 1998. Proposals received by that date will be included in the 1998 Proxy Statement if the proposals are proper for consideration at an annual meeting of shareholders and are required for inclusion in the proxy statement by, and conform to, the rules of the Commission.

     Under the PGC Bylaws, for business to be properly brought before an annual meeting by a shareholder, written notice to the Corporate Secretary of PGC must be delivered or mailed and received at the above address no more than 70 days nor less than 35 days prior to the annual meeting. However, if notice or public disclosure of the date of the annual meeting is made less than 50 days in advance, the notice to the Secretary must be received no later than 15 days after the announcement. If the annual meeting date is announced less than 15 days before the meeting, the notice must be received no later than the day before the annual meeting. Under the PGC Bylaws, the notice must (a) briefly describe the business to be presented and the reason for presenting it at the annual meeting, (b) state the name and record address of the shareholder proposing the business, state the class and number of shares of stock beneficially owned by the shareholder and (c) describe any material interests the shareholder has in the business to be presented.

                                                                         ANNEX A

                              AMENDED AND RESTATED

                             AGREEMENT AND PLAN OF

                                     MERGER

                                  BY AND AMONG

                                  ENRON CORP.,

                          PORTLAND GENERAL CORPORATION

                                      AND

                               ENRON OREGON CORP.

                           DATED AS OF JULY 20, 1996
                                      AND
                              AMENDED AND RESTATED
                                     AS OF
                               SEPTEMBER 24, 1996
                                     AND AS
                                FURTHER AMENDED
                             BY THE FIRST AMENDMENT
                                     DATED
                              AS OF APRIL 14, 1997

                               TABLE OF CONTENTS


                                   ARTICLE I
                                  THE MERGERS

Section 1.1   The Reincorporation Merger..................................   A-1
Section 1.2   The PGC Merger..............................................   A-2
Section 1.3   Effective Times of the Mergers..............................   A-2

                                   ARTICLE II
                              TREATMENT OF SHARES

Section 2.1   Effect of the Reincorporation Merger on Capital Stock.......   A-3
Section 2.2   Effect of the PGC Merger on Capital Stock...................   A-3
Section 2.3   No Exchange of Enron Stock Certificates.....................   A-3
Section 2.4   Exchange of PGC Common Stock Certificates...................   A-4
Section 2.5   Adjustments to PGC Conversion Ratio.........................   A-5

                                  ARTICLE III
                                  THE CLOSING

Section 3.1   Closing.....................................................   A-6

                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF ENRON

Section 4.1   Organization and Qualification..............................   A-6
Section 4.2   Subsidiaries................................................   A-6
Section 4.3   Capitalization..............................................   A-7
Section 4.4   Authority; Non-Contravention; Statutory Approvals;
              Compliance..................................................   A-7
Section 4.5   Reports and Financial Statements............................   A-8
Section 4.6   Absence of Certain Changes or Events........................   A-9
Section 4.7   Litigation..................................................   A-9
Section 4.8   Registration Statement and Proxy Statement..................   A-9
Section 4.9   Tax Matters.................................................   A-9
Section 4.10  Employee Matters; ERISA.....................................  A-10
Section 4.11  Environmental Protection....................................  A-11
Section 4.12  Regulation as a Utility.....................................  A-12
Section 4.13  Vote Required...............................................  A-12
Section 4.14  Opinion of Financial Advisor................................  A-13
Section 4.15  Insurance...................................................  A-13
Section 4.16  Applicability of Certain Delaware Law Provisions............  A-13
Section 4.17  Operations of the Company...................................  A-13
Section 4.18  Authority, Non-Contravention and Statutory Approvals
              relating to the Agreement As Amended by the First
              Amendment...................................................  A-13
Section 4.19  Vote Required for First Amendment...........................  A-14

                                   ARTICLE V
                     REPRESENTATIONS AND WARRANTIES OF PGC

Section 5.1   Organization and Qualification..............................  A-14
Section 5.2   Subsidiaries................................................  A-14
Section 5.3   Capitalization..............................................  A-14
Section 5.4   Authority; Non-Contravention; Statutory Approvals;
              Compliance..................................................  A-15
Section 5.5   Reports and Financial Statements............................  A-16

Section 5.6   Absence of Certain Changes or Events........................  A-16
Section 5.7   Litigation..................................................  A-16
Section 5.8   Registration Statement and Proxy Statement..................  A-16
Section 5.9   Tax Matters.................................................  A-17
Section 5.10  Employee Matters; ERISA.....................................  A-18
Section 5.11  Environmental Protection....................................  A-20
Section 5.12  Regulation as a Utility.....................................  A-21
Section 5.13  Vote Required...............................................  A-21
Section 5.14  Opinion of Financial Advisor................................  A-21
Section 5.15  Insurance...................................................  A-21
Section 5.16  Applicability of Certain Oregon Law Provision...............  A-21
Section 5.17  Status of PGC Nuclear Facility..............................  A-22
Section 5.18  Authority, Non-Contravention and Statutory Approvals
              relating to the Agreement As Amended by the First
              Amendment...................................................  A-22
Section 5.19  Vote Required for First Amendment...........................  A-23
Section 5.20  Supplemental Opinion of Financial Advisor...................  A-23

                                   ARTICLE VI
                     CONDUCT OF BUSINESS PENDING THE MERGER

Section 6.1   Ordinary Course of Business.................................  A-23
Section 6.2   Dividends and Repurchases...................................  A-23
Section 6.3   Issuance of Securities......................................  A-24
Section 6.4   Charter Documents...........................................  A-24
Section 6.5   Acquisitions................................................  A-24
Section 6.6   No Dispositions.............................................  A-24
Section 6.7   Indebtedness................................................  A-24
Section 6.8   Capital Expenditures........................................  A-25
Section 6.9   Compensation, Benefits......................................  A-25
Section 6.10  Tax-Free Status.............................................  A-25
Section 6.11  Discharge of Liabilities....................................  A-25
Section 6.12  Cooperation, Notification...................................  A-25
Section 6.13  Conduct of Business by Enron................................  A-25
Section 6.14  Third-Party Consents........................................  A-25
Section 6.15  No Breach, Etc. ............................................  A-26
Section 6.16  Insurance...................................................  A-26
Section 6.17  Permits.....................................................  A-26
Section 6.18  Nuclear Operations..........................................  A-26
Section 6.19  Operations of Company.......................................  A-26
Section 6.20  Agreements..................................................  A-27

                                  ARTICLE VII
                             ADDITIONAL AGREEMENTS

Section 7.1   Access to Information.......................................  A-27
Section 7.2   Joint Proxy Statement and Registration Statement............  A-27
Section 7.3   Regulatory Matters..........................................  A-28
Section 7.4   Shareholder Approvals.......................................  A-29
Section 7.5   Directors' and Officers' Indemnification....................  A-29
Section 7.6   Disclosure Schedules........................................  A-30
Section 7.7   Public Announcements........................................  A-31
Section 7.8   Rule 145 Affiliates.........................................  A-31
Section 7.9   Employee Agreements.........................................  A-31
Section 7.10  Employee Benefit Plans......................................  A-31

Section 7.11  Incentive, Stock and Other Plans............................  A-32
Section 7.12  No Solicitations............................................  A-33
Section 7.13  Company Board of Directors..................................  A-34
Section 7.14  Company Officers............................................  A-35
Section 7.15  Employment Contracts........................................  A-35
Section 7.16  Post-Merger Operations......................................  A-35
Section 7.17  NYSE Listing................................................  A-35
Section 7.18  Expenses....................................................  A-35
Section 7.19  Further Assurances..........................................  A-35
Section 7.20  PGC Supplemental Proxy Statement and Registration
              Statement...................................................  A-36

                                  ARTICLE VIII
                                   CONDITIONS

Section 8.1   Conditions to Each Party's Obligation to Effect the
              Mergers.....................................................  A-37
Section 8.2   Conditions to Obligation of Enron and the Company to Effect
              the Mergers.................................................  A-38
Section 8.3   Conditions to Obligation of PGC to Effect the PGC Merger....  A-39

                                   ARTICLE IX
                       TERMINATION, AMENDMENT AND WAIVER

Section 9.1   Termination.................................................  A-40
Section 9.2   Effect of Termination.......................................  A-41
Section 9.3   Termination Fees............................................  A-42
Section 9.4   Amendment...................................................  A-43
Section 9.5   Waiver......................................................  A-43

                                   ARTICLE X
                               GENERAL PROVISIONS

Section 10.1  Non-Survival of Representations, Warranties, Covenants and
              Agreements..................................................  A-43
Section 10.2  Brokers.....................................................  A-43
Section 10.3  Notices.....................................................  A-43
Section 10.4  Miscellaneous...............................................  A-44
Section 10.5  Interpretation..............................................  A-44
Section 10.6  Counterparts; Effect........................................  A-44
Section 10.7  Parties in Interest.........................................  A-45
Section 10.8  Specific Performance........................................  A-45
Section 10.9  Waiver of Jury Trial........................................  A-45

                             INDEX OF DEFINED TERMS

                            TERM                                PAGE
                            ----                                ----
1935 Act....................................................        A-6
Accrued Benefits............................................       A-31
Act.........................................................       A-47
Affiliate Agreement.........................................       A-31
Agreement...................................................        A-1
Atomic Energy Act...........................................       A-16
Ceiling Price...............................................       A-41
Change in Control...........................................       A-25
Closing.....................................................        A-6
Closing Date................................................        A-6
Closing Price...............................................        A-4
Code........................................................        A-1
Committee...................................................       A-26
Company.....................................................  A-1, A-47
Company Common Stock........................................  A-3, A-47
Company Preferred Stock.....................................        A-3
Confidentiality Agreement...................................       A-27
Converted Shares............................................        A-4
Current Participants........................................       A-31
Decommissioning Plan........................................       A-22
DGCL........................................................        A-1
Disclosure Schedules........................................       A-30
Effective Time..............................................        A-2
Enron.......................................................  A-1, A-43
Enron Benefit Plans.........................................       A-10
Enron Business Combination..................................       A-42
Enron Common Stock..........................................        A-3
Enron Competing Transaction.................................       A-34
Enron Convertible Preferred Stock...........................        A-3
Enron Disclosure Schedule...................................       A-30
Enron Employee Arrangements.................................       A-10
Enron Financial Statements..................................        A-8
Enron Material Adverse Effect...............................        A-6
Enron Preferred Stock.......................................        A-3
Enron Required Consents.....................................        A-8
Enron Required Statutory Approvals..........................        A-8
Enron SEC Reports...........................................        A-8
Enron Shareholders' Approval................................       A-12
Enron Special Meeting.......................................       A-29
Enron Transaction Price.....................................       A-41
Enron Violation.............................................        A-7
Environmental Claim.........................................       A-12
Environmental Laws..........................................       A-12
Environmental Permits.......................................       A-11
ERISA.......................................................       A-10
Exchange Act................................................        A-8
Exchange Agent..............................................        A-4
Extraordinary Distribution..................................        A-5
Extraordinary Distribution Value............................        A-5
Final Order.................................................       A-38

                            TERM                                PAGE
                            ----                                ----
First Effective Time........................................        A-2
Floor Price.................................................       A-41
Foundation..................................................       A-35
GAAP........................................................        A-8
Governmental Authority......................................        A-8
Hazardous Materials.........................................       A-12
HSR Act.....................................................       A-28
Indemnified Parties.........................................       A-29
Indemnified Party...........................................       A-29
Joint Proxy Statement.......................................        A-9
Joint Proxy/Registration Statement..........................       A-27
Mergers.....................................................        A-2
Nonqualified Plans..........................................       A-31
NRC.........................................................       A-16
NYSE........................................................        A-5
OBCA........................................................        A-1
ODOE........................................................       A-27
OPUC Approval...............................................       A-28
Oregon Department of State..................................        A-2
Permits.....................................................        A-8
PGC.........................................................        A-1
PGC Benefit Plans...........................................       A-18
PGC Business Combination....................................       A-42
PGC Certificates............................................        A-4
PGC Common Stock............................................        A-3
PGC Competing Transaction...................................       A-33
PGC Conversion Ratio........................................        A-3
PGC Disclosure Schedule.....................................       A-30
PGC Employees...............................................       A-31
Post-Effective Amendment....................................       A-36
PGC ERISA Affiliate.........................................       A-18
PGC Financial Statements....................................       A-16
PGC Group...................................................       A-17
PGC Material Adverse Effect.................................       A-14
PGC Merger..................................................        A-2
PGC Required Consents.......................................       A-15
PGC Required Statutory Approvals............................       A-15
PGC SEC Reports.............................................       A-16
PGC Shareholders' Approval..................................       A-21
PGC Special Meeting.........................................       A-29
PGC Stock Option............................................       A-29
PGC Stock Plan..............................................       A-32
PGC Violation...............................................       A-15
PGE.........................................................       A-21
Power Act...................................................       A-16
Registration Statement......................................        A-9
Regulatory Plans............................................       A-28
Reincorporation Merger......................................        A-1
Release.....................................................       A-12
Representatives.............................................       A-27
Revised Enron Share Value...................................        A-6

                            TERM                                PAGE
                            ----                                ----
Revised OPUC Plan...........................................       A-28
SEC.........................................................        A-8
Second Effective Time.......................................        A-2
Securities Act..............................................        A-8
Shares......................................................       A-47
Stock Plans.................................................       A-32
Surviving Corporation.......................................        A-1
Supplemental PGC Shareholders' Approval.....................       A-23
Supplemental PGC Shareholders' Meeting......................       A-37
Supplemental Proxy Statement................................       A-28
Tax Return..................................................        A-9
Taxes.......................................................        A-9
Termination Date............................................       A-40
Trading Day.................................................        A-5
Transferred Employee........................................       A-31
Transition Year.............................................       A-32

                              AMENDED AND RESTATED
                               AGREEMENT AND PLAN
                                   OF MERGER
                      (INCLUDING FIRST AMENDMENT THERETO)

     THIS AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, dated as of July 20, 1996 and amended and restated as of September 24, 1996, and as further amended by the First Amendment hereto dated as of April 14, 1997 (this "Agreement"), is by and among Enron Corp., a Delaware corporation ("Enron"), Portland General Corporation, an Oregon corporation ("PGC"), and Enron Oregon Corp. (formerly New Falcon Corp.), an Oregon corporation and wholly owned subsidiary of Enron (the "Company").

     WHEREAS, the boards of directors of Enron and PGC have approved and deemed it advisable and in the best interests of their respective shareholders to consummate the transactions contemplated herein under which the businesses of Enron and PGC would be combined by means of (i) the reincorporation of Enron as an Oregon corporation through the merger of Enron with and into the Company, as a result of which shareholders of Enron will become shareholders of the Company, and (ii) the subsequent merger of PGC with and into the Company, as a result of which the shareholders of PGC will become shareholders of the Company, all on the terms and subject to the conditions set forth in this Agreement; and

     WHEREAS, for federal income tax purposes, it is intended that the transactions contemplated hereby will qualify as reorganizations under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended, and rules and regulations promulgated thereunder (the "Code");

     NOW THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                                  THE MERGERS

     Section 1.1 The Reincorporation Merger. Upon the terms and subject to the conditions of this Agreement, at the First Effective Time (as defined in Section 1.3(a)):

          (a) Effect. Enron shall be merged with and into the Company (the "Reincorporation Merger") in accordance with the applicable provisions of the laws of the States of Delaware and Oregon, as a result of which the separate corporate existence of Enron shall cease, and the Company shall be the surviving corporation (sometimes referred to herein as the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of Oregon. The effects and consequences of the Reincorporation Merger shall be as set forth in Section 252 of the Delaware General Corporation Law ("DGCL") and Section 60.497 of the Oregon Business Corporation Act (the "OBCA").

          (b) Articles of Incorporation. At the First Effective Time, the articles of incorporation of the Company, which shall be substantially similar to the certificate of incorporation of Enron in effect on the date hereof, with such changes as are necessary to comply with the OBCA or as may be agreed upon by Enron and PGC prior to the PGC Special Meeting (as defined herein), shall be the articles of incorporation of the Surviving Corporation and thereafter shall continue to be its articles of incorporation until amended as provided therein and pursuant to the applicable provisions of the OBCA, except that Article 1 of such articles of incorporation shall be amended to read in its entirety as follows:

          "The name of the corporation is Enron Corp."

          (c) Bylaws. The bylaws of the Company, which shall be substantially similar to the bylaws of Enron in effect on the date hereof, with such changes as are necessary to comply with the OBCA or as may be agreed upon by Enron and PGC prior to the PGC Special Meeting, shall be the bylaws of the Surviving Corporation and thereafter shall continue to be its bylaws until amended as provided therein and pursuant to the applicable provisions of the OBCA.

          (d) Officers and Directors. The directors of Enron immediately prior to the First Effective Time shall be the directors of the Surviving Corporation, each to hold office in accordance with the articles of incorporation and bylaws of the Surviving Corporation, and the officers of Enron immediately prior to the First Effective Time shall be the officers of the Surviving Corporation, each to hold office in accordance with the bylaws of the Surviving Corporation.

     Section 1.2 The PGC Merger. Upon the terms and subject to the conditions of this Agreement, at the Second Effective Time (as defined in Section 1.3(b)):

          (a) Effect. PGC shall be merged with and into the Company (the "PGC Merger" and, together with the Reincorporation Merger, the "Mergers") in accordance with the applicable provisions of the OBCA, as a result of which the separate corporate existence of PGC shall cease, and the Company shall be the Surviving Corporation and shall continue its corporate existence under the laws of the State of Oregon. The effects and consequences of the PGC Merger shall be as set forth in Section 60.497 of the OBCA.

          (b) Articles of Incorporation. At the Second Effective Time, the articles of incorporation of the Company, as in effect immediately prior to the Second Effective Time, shall be the articles of incorporation of the Surviving Corporation and thereafter shall continue to be its articles of incorporation until amended as provided therein and pursuant to the applicable provisions of the OBCA.

          (c) Bylaws. The bylaws of the Company, as in effect immediately prior to the Second Effective Time, shall be the bylaws of the Surviving Corporation and thereafter shall continue to be its bylaws until amended as provided therein and pursuant to the applicable provisions of the OBCA.

          (d) Officers and Directors. Subject to Section 7.13, the directors of the Company immediately prior to the Second Effective Time shall be the directors of the Surviving Corporation, each to hold office in accordance with the articles of incorporation and bylaws of the Surviving Corporation and, subject to Section 7.14, the officers of the Company immediately prior to the Second Effective Time shall be the officers of the Surviving Corporation, each to hold office in accordance with the bylaws of the Surviving Corporation.

     Section 1.3  Effective Times of the Mergers.

     (a) First Effective Time. On the Closing Date (as defined in Section 3.1), articles of merger in proper form under Section 60.494 of the OBCA, and a certificate of merger in proper form under Section 252 the DGCL, each relating to the Reincorporation Merger, will be duly executed and filed by the parties to the Reincorporation Merger with the Office of the Department of State of the State of Oregon (the "Oregon Department of State") and the Office of the Secretary of State of the State of Delaware in accordance with the applicable provisions of the OBCA and the DGCL, respectively. The Reincorporation Merger shall become effective upon the later of the filing of such articles of merger with the Oregon Department of State or the filing of such certificate of incorporation with the Secretary of State of Delaware, or at such later time as may be mutually agreed to by the parties hereto and specified in such articles of merger or certificate of merger (the time the Reincorporation Merger becomes effective being herein called the "First Effective Time").

     (b) Second Effective Time. On the Closing Date articles of merger in proper form under Section 60.494 of the OBCA relating to the PGC Merger will be duly executed and filed by the parties to the PGC Merger with the Oregon Department of State in accordance with the applicable provisions of the OBCA. The PGC Merger shall become effective upon the filing of such articles of merger with the Oregon Department of State or at such later time as may be mutually agreed to by the parties hereto and specified in such articles of merger (the time the PGC Merger becomes effective being herein called the "Second Effective Time"); provided, however, that the Second Effective Time shall in any event be later than the First Effective Time. As used herein, the term "Effective Time" refers to the Second Effective Time.

                                   ARTICLE II

                              TREATMENT OF SHARES

     Section 2.1 Effect of the Reincorporation Merger on Capital Stock. At the First Effective Time, by virtue of the Reincorporation Merger and without any action on the part of any holder of any capital stock of Enron or the Company:

          (a) Conversion of Enron Common Stock. Each share of Enron common stock, par value $.10 per share ("Enron Common Stock"), issued immediately prior to the First Effective Time shall be converted into and become one share of the common stock, no par value, of the Company ("Company Common Stock").

          (b) Conversion of Enron Preferred Stock. Each share of Cumulative Second Preferred Convertible Stock, par value $1.00 per share ("Enron Convertible Preferred Stock") issued and outstanding immediately prior to the First Effective Time, each share of 9.142% Perpetual Second Preferred Stock, par value $1.00 per share, issued and outstanding immediately prior to the First Effective Time, and each share of any series of Preferred Stock, Second Preferred Stock or Preference Stock of Enron issued after the date hereof and issued and outstanding immediately prior to the First Effective Time (together, the "Enron Preferred Stock") shall be converted into and become one share of a class or series of preferred stock of the Company having substantially equivalent rights, preferences and limitations as the corresponding class or series of Enron Preferred Stock (together, the "Company Preferred Stock").

          (c) Cancellation of Company Common Stock. Each share of Company Common Stock issued and outstanding immediately prior to the First Effective Time shall be canceled, and no consideration shall be delivered in exchange therefor.

     Section 2.2 Effect of the PGC Merger on Capital Stock. At the Second Effective Time, by virtue of the PGC Merger and without any action on the part of any holder of any capital stock of PGC or the Company:

          (a) Cancellation of Certain PGC Common Stock. Each share of PGC common stock, par value $3.75 per share ("PGC Common Stock"), owned by PGC or any of its subsidiaries or by Enron, the Company or any of their respective subsidiaries, shall be canceled and shall cease to exist, and no consideration shall be delivered in exchange therefor.

          (b) Conversion of PGC Common Stock. Each share of PGC Common Stock issued and outstanding immediately prior to the Second Effective Time (other than shares canceled pursuant to Section 2.2(a)) shall be converted into 0.9825 shares of Company Common Stock (the "PGC Conversion Ratio"). Upon such conversion as provided for herein, each holder of a certificate formerly representing any such shares of PGC Common Stock shall cease to have any rights with respect thereto, except the right to receive the shares of Company Common Stock to be issued in consideration therefor (and cash in lieu of fractional shares as provided below in Section 2.4(d)) upon the surrender of such in accordance with Section 2.4.

     Section 2.3 No Exchange of Enron Stock Certificates. No certificates representing Company Common Stock or Company Preferred Stock shall be issued to holders of Enron Common Stock or Enron Preferred Stock by virtue of consummation of the Reincorporation Merger unless requested by such holders. Instead, following the Reincorporation Merger, certificates that prior to the First Effective Time represented shares of Enron Common Stock or Enron Preferred Stock shall be deemed for all purposes to represent an equal number of shares of Company Common Stock or Company Preferred Stock, as the case may be. From and after the First Effective Time, the stock transfer books of Enron shall be closed and no transfer of any such shares shall thereafter be made, but when certificates that formerly represented shares of Enron Common Stock or Enron Preferred Stock are duly presented to the Company or its transfer agent for exchange or transfer, the Company will cause to be issued in respect thereof certificates representing an equal number of shares of Company Common Stock or Company Preferred Stock, as the case may be.

     Section 2.4  Exchange of PGC Common Stock Certificates.

          (a) Deposit with Exchange Agent. As soon as practicable after the Effective Time, the Company shall deposit with a bank, trust company or other agent selected by the Company and acceptable to PGC ("Exchange Agent"), pursuant to an agreement in form and substance reasonably acceptable to the Company and PGC, certificates representing shares of Company Common Stock required to effect the conversion of PGC Common Stock into Company Common Stock in accordance with Section 2.2(b).

          (b) Exchange Procedures. As soon as practicable after the Effective Time, the Company shall cause the Exchange Agent to mail to each holder of record as of the Effective Time of a certificate or certificates that immediately prior to the Effective Time represented issued and outstanding shares of PGC Common Stock ("PGC Certificates") that were converted ("Converted Shares") into shares of Company Common Stock pursuant to
     Section 2.2(b), a letter of transmittal and instructions for use in submitting PGC Certificates to the Exchange Agent in exchange for certificates representing shares of Company Common Stock in accordance with the terms hereof. Upon delivery of a PGC Certificate to the Exchange Agent for exchange, together with a duly executed letter of transmittal and such other documents as the Exchange Agent shall require, the holder of such PGC Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Company Common Stock and the amount of cash in lieu of fractional share interests which such holder has the right to receive pursuant to the provisions of this Article II. In the event of a transfer of ownership of Converted Shares which is not registered in the transfer records of PGC, a certificate representing the proper number of shares of Company Common Stock may be issued to a transferee if the PGC Certificate representing such Converted Shares is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence satisfactory to the Exchange Agent that any applicable stock transfer taxes have been paid. Until delivered and exchanged for Company Common Stock as contemplated by this Section 2.4, and except as provided in Section 2.4(c), each PGC Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such delivery the certificate representing shares of Company Common Stock and cash in lieu of any fractional shares as contemplated by this Section 2.4.

          (c) Distributions with Respect to Unexchanged Shares. Unless and until the certificate or certificates representing Converted Shares have been surrendered for exchange to the Exchange Agent as contemplated in Section 2.4, no dividends or other distributions payable to holders of Company Common Stock as of a record date at or after the Effective Time shall be paid to any holder of a certificate representing such unexchanged Converted Shares. Subject to the effect of unclaimed property, escheat and other applicable laws, following delivery of any such certificate, there shall be paid to the record holder (or transferee) of the certificates representing whole shares of Company Common Stock issued in exchange therefor, without interest, (i) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Company Common Stock, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date at or after the Effective Time but prior to delivery and a payment date subsequent to delivery payable with respect to such whole shares of Company Common Stock, as the case may be.

          (d) No Fractional Shares. No certificates or scrip representing fractional shares of Company Common Stock shall be issued upon the delivery for exchange of Converted Shares, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a shareholder of the Company. In lieu of any such fractional shares, each holder of a certificate previously evidencing Converted Shares, upon surrender of such certificate for exchange pursuant to this Section 2.4, shall be paid an amount in cash, without interest, rounded to the nearest cent, determined by multiplying (a) the average of the Closing Prices (as defined herein) of the Enron Common Stock for the ten Trading Days ending on and including the Trading Day prior to the Closing Date, by (b) the fractional interest to which such holder would otherwise be entitled (after taking into account all Converted Shares held of record by such holder at the Effective Time). The "Closing Price" for each day shall be the last reported sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange ("NYSE"). The term "Trading Day" shall mean a day on which the NYSE is open for the transaction of business.

          (e) Closing of Transfer Books. From and after the Effective Time, the stock transfer books of PGC shall be closed and no transfer of any such shares shall thereafter be made. If, after the Effective Time, PGC Certificates are presented to the Company, they shall be canceled and exchanged for certificates representing the appropriate number of whole shares of Company Common Stock and cash in lieu of fractional shares of Company Common Stock as provided in this Section 2.4.

          (f) Termination of Exchange Agent Duties. Any certificates representing shares of Company Common Stock deposited with the Exchange Agent pursuant to Section 2.4(a) and not exchanged within six months after the Effective Time pursuant to this Section 2.4 shall be returned by the Exchange Agent to the Company, which shall thereafter act as Exchange Agent.

          (g) Escheat. The Company shall not be liable to any person for such shares or funds delivered to a public official pursuant to the requirements of any applicable abandoned property, escheat or similar law.

          (h) Taxes. The Company shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any former holder of Converted Shares such amounts as the Company (or any affiliate thereof) is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by the Company, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the former holder of the Converted Shares in respect of which such deduction and withholding was made by the Company.

     Section 2.5  Adjustments to PGC Conversion Ratio.

          (a) If, on or after the date hereof and prior to the Effective Time, there is a change in the number of shares of Enron Common Stock issued and outstanding as a result of reclassification, stock split (including a reverse stock split), stock dividend or similar transaction, the PGC Conversion Ratio, the Ceiling Price (as defined in Section 9.1(m)) and the Floor Price (as defined Section 9.1(l)) shall be equitably adjusted to eliminate the effects of such event.

          (b) If, on or after the date hereof and prior to the Effective Time, Enron effects a distribution to all holders of Enron Common Stock of shares of any class or series of capital stock (but excluding any distribution that results in an adjustment under clause (a) above and any dividends paid exclusively in cash) (an "Extraordinary Distribution"), the PGC Conversion Ratio in effect immediately prior to such Extraordinary Distribution shall be adjusted to equal $40.25 (or, if applicable, the Revised Enron Share Value determined in connection with any previous adjustment in the PGC Conversion Ratio) divided by the Revised Enron Share Value (as hereinafter defined). In addition, the Ceiling Price in effect immediately prior to such Extraordinary Distribution shall be adjusted to equal 1.1317 multiplied by the Revised Enron Share Value, and the Floor Price in effect immediately prior to such Extraordinary Distribution shall be adjusted to equal 0.8683 multiplied by the Revised Enron Share Value. The PGC Conversion Ratio, the Ceiling Price and Floor Price shall be so adjusted successively whenever an Extraordinary Distribution shall occur on or after the date hereof and prior to the Effective Time. Any securities distributed by Enron in an Extraordinary Distribution shall be listed on the NYSE from and after the time such distribution is made.

          (c) For purposes of this Section 2.5(b), the following terms shall have the following meanings in respect of any Extraordinary Distribution:

          "Extraordinary Distribution Value" means the aggregate number of securities distributed to each holder of Enron Common Stock pursuant to such Extraordinary Distribution multiplied by the market price of such security, with the "market price" being the average of the daily closing prices (as hereinafter defined) per share of such security for the 20 consecutive Trading Days immediately following the date of such Extraordinary Distribution.

          "Revised Enron Share Value" shall equal $40.25 (or, if applicable, the Revised Enron Share Value determined in connection with any previous adjustment in the PGC Conversion Ratio) less the Extraordinary Distribution Value.

          (d) If, on or after the date hereof and prior to the Effective Time, there is consummated a transaction other than a transaction of the type described in Sections 2.5(a) or (b) above pursuant to which shares of Enron Common Stock become converted into the right to receive cash, securities or other property or any combination thereof, Enron shall make appropriate provision so that the corporation surviving such transaction is substituted for Enron as a party hereto, and appropriate adjustment is made to Section 2.2(b) hereof so that, upon consummation of the Mergers, each share of PGC Common Stock shall be converted into such amount of cash, securities or other property or combination thereof as each such share would have been converted had the Mergers occurred prior to such transaction.

                                  ARTICLE III

                                  THE CLOSING

     Section 3.1 Closing. The closing (the "Closing") of the transactions contemplated by this Agreement shall take place at a place and time to be mutually agreed upon by the parties hereto on the second business day immediately following the date on which the last of the conditions set forth in
Article VIII (other than conditions that by their nature are required to be performed on the Closing Date, but subject to satisfaction of such conditions) is fulfilled or waived, or at such other time and date as PGC and Enron shall mutually agree (the "Closing Date").

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF ENRON

     Enron represents and warrants to PGC as follows:

     Section 4.1  Organization and Qualification. Except as disclosed in Section
4.1 of the Enron Disclosure Schedule (as defined in Section 7.6(ii)), Enron and each of its subsidiaries (as defined below) is a corporation or other entity duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has all requisite corporate power and authority, and has been duly authorized by all necessary regulatory approvals and orders, to own, lease and operate its assets and properties and to carry on its business as it is now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its assets and properties makes such qualification necessary other than in such jurisdictions where the failure to be so qualified and in good standing will not, when taken together with all other such failures, have a material adverse effect on the business, properties, financial condition, results of operations or prospects of Enron and its subsidiaries and joint ventures, taken as a whole or on the consummation of this Agreement (any such material adverse effect being hereinafter referred to as an "Enron Material Adverse Effect"). As used in this Agreement, references to a "subsidiary" of Enron means any corporation or other entity (including partnerships and other business associations) in which Enron directly or indirectly owns outstanding capital stock or other voting securities having the power, under ordinary circumstances, to elect a majority of the directors or similar members of the governing body of such corporation or other entity.

     Section 4.2 Subsidiaries. Section 4.2 of the Enron Disclosure Schedule contains a listing as of the date hereof of all material and certain other subsidiaries and joint ventures of Enron, including the name of each such entity, the state or jurisdiction of its incorporation or organization and Enron's interest therein. Such entities are not subject to, or are exempt from, regulation as a "public utility company", a "holding company", a "subsidiary company" or an "affiliate" of any public utility company within the meaning of
Section 2(a)(5), 2(a)(7), 2(a)(8) or 2(a)(11) of the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"), respectively. Except as disclosed in Section 4.2 of the Enron Disclosure Schedule, all of the issued and outstanding shares of capital stock of each subsidiary of Enron are validly issued, fully paid, nonassessable and free of preemptive rights and are owned directly or indirectly by Enron. Except as disclosed in Section 4.2 of the Enron Disclosure Schedule, such shares are owned free and clear of any liens, claims, encumbrances, security interests, equities, charges and options of any nature whatsoever, and there are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies or other commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating any such subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of its capital stock or obligating it to grant, extend or enter into any such agreement or commitment, except for any of the foregoing that could not reasonably be expected to have an Enron Material Adverse Effect. As used in this Agreement, references to a "joint venture" of Enron means any corporation or other entity (including partnerships and other business associations and joint ventures) in which Enron and its subsidiaries in the aggregate own an equity interest that is less than a majority of the outstanding voting securities but at least 10% of such voting securities.

     Section 4.3  Capitalization.

          (a) The authorized capital stock of Enron and the number of shares of each class or series of capital stock outstanding as of the close of business on July 18, 1996 is set forth in Section 4.3 of the Enron Disclosure Schedule. All of the issued and outstanding shares of the capital stock of Enron are validly issued, fully paid, nonassessable and free of preemptive rights. Except as disclosed in Section 4.3 of the Enron Disclosure Schedule, as of the date hereof there are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies or other commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating Enron to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock or other voting securities of Enron or obligating Enron to grant, extend or enter into any such agreement or commitment.

          (b) The authorized capital stock of the Company consists of 1,000 shares of Company Common Stock and no shares of preferred stock. As of the date hereof, 1,000 shares of Company Common Stock and no shares of preferred stock were issued and outstanding.

     Section 4.4  Authority; Non-Contravention; Statutory Approvals; Compliance.

          (a) Authority. Enron and the Company have all requisite power and authority to enter into this Agreement and, subject to the Enron Shareholders' Approval (as defined in Section 4.13) and the Enron Required Statutory Approvals (as defined in Section 4.4(c)), to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by Enron and the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Enron or the Company, as the case may be, subject to obtaining the Enron Shareholders' Approval. This Agreement has been duly and validly executed and delivered by Enron and the Company and, assuming the due authorization, execution and delivery of this Agreement by PGC, constitutes the legal, valid and binding obligation of Enron and the Company, enforceable against Enron and the Company in accordance with its terms.

          (b) Non-Contravention. Except as disclosed in Section 4.4(b) of the Enron Disclosure Schedule, the execution and delivery of this Agreement by Enron do not, and the consummation of the transactions contemplated hereby will not, violate, conflict with or result in a breach of any provision of, or constitute a default (with or without notice or lapse of time or both) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination, cancellation or acceleration of any obligation under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Enron or any of its subsidiaries or, to Enron's knowledge, any of its joint ventures (any such violation, conflict, breach, default, right of termination, cancellation or acceleration, loss or creation, a "Enron Violation"), under any provisions of (i) the certificate of incorporation, bylaws or similar charter documents of Enron or any of its subsidiaries or, to Enron's knowledge, any of its joint ventures, (ii) subject to obtaining the Enron Required Statutory Approvals and the receipt of the Enron Shareholders' Approval, any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court, governmental or regulatory body (including a stock exchange or other self-regulatory body) or authority, domestic or foreign (each, a "Governmental Authority"), applicable to Enron or any of its subsidiaries or, to Enron's knowledge, any of its joint ventures, or any of their respective properties or assets or (iii) subject to obtaining the third-party consents or other approvals set forth in Section 4.4(b) of the Enron Disclosure Schedule (the "Enron Required Consents"), any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which Enron or any of its subsidiaries or, to Enron's knowledge, any of its joint ventures, is now a party or by which any of them or any of their respective properties or assets may be bound or affected, excluding from the foregoing clauses (ii) and (iii) such Enron Violations as would not have, in the aggregate, an Enron Material Adverse Effect.

          (c) Statutory Approvals. Except as disclosed in Section 4.4(c) of the Enron Disclosure Schedule, no declaration, filing or registration with, or notice to or authorization, consent, finding by or approval of, any Governmental Authority is necessary for the execution and delivery of this Agreement by Enron and the Company or the consummation by Enron and the Company of the transactions contemplated hereby, the failure to obtain, make or give which would have, in the aggregate, an Enron Material Adverse Effect (the "Enron Required Statutory Approvals"), it being understood that references in this Agreement to "obtaining" such Enron Required Statutory Approvals shall mean making such declarations, filings or registrations; giving such notice; obtaining such consents or approvals; and having such waiting periods expire as are necessary to avoid a violation of law.

          (d) Compliance. Except as disclosed in Section 4.4(d) or 4.11 of the Enron Disclosure Schedule or as disclosed in the Enron SEC Reports (as defined in Section 4.5), neither Enron nor any of its subsidiaries nor, to Enron's knowledge, its joint ventures, is in violation of or under investigation with respect to, or has been given notice or been charged with any violation of, any law, statute, order, rule, regulation, ordinance or judgment (including, without limitation, any applicable Environmental Laws (as defined in Section 4.11(f)) of any Governmental Authority, except for violations that, in the aggregate, do not have, and, to the knowledge of Enron, are not reasonably likely to have, an Enron Material Adverse Effect. Except as disclosed in Section 4.4(d) or 4.11 of the Enron Disclosure Schedule, Enron and its subsidiaries and, to Enron's knowledge, its joint ventures, have all permits, licenses, franchises and other governmental authorizations, consents and approvals necessary to conduct their respective businesses as currently conducted (collectively, "Permits"), except those which the failure to obtain would, in the aggregate, not have an Enron Material Adverse Effect.

     Section 4.5 Reports and Financial Statements. The filings required to be made by Enron and its subsidiaries since January 1, 1991 under the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), have been filed with the Securities and Exchange Commission (the "SEC") and complied in all material respects with all applicable requirements of the appropriate act and the rules and regulations thereunder. Enron has made available to PGC a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by Enron with the SEC since January 1, 1991 and through the date hereof (as such documents have since the time of their filing been amended, the "Enron SEC Reports"). The Enron SEC Reports, including without limitation any financial statements or schedules included therein, at the time filed did not, and any forms, reports or other documents filed by Enron with the SEC after the date hereof will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim financial statements of Enron included in the Enron SEC Reports (collectively, the "Enron Financial Statements") that have been included in Enron SEC Reports have been prepared, and the Enron Financial Statements to be included in any forms, reports or other documents filed by Enron with the SEC after the date hereof will be prepared, in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP") (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q) and fairly present the consolidated financial position of Enron as of the respective dates thereof or the consolidated results of operations and cash flows for the respective periods then ended, as the case may be, subject, in the case of the unaudited interim financial statements, to normal, recurring audit adjustments. True, accurate and complete copies of the certificate or articles of incorporation and bylaws of Enron and the Company, each as in effect on the date hereof, have been delivered to PGC.

     Section 4.6 Absence of Certain Changes or Events. Except as disclosed in the Enron SEC Reports filed prior to the date hereof or as disclosed in Section
4.6 or 4.7 of the Enron Disclosure Schedule, since December 31, 1995 (i) there has not been and, no event has occurred which has had, and no fact or condition exists that would have or, to the knowledge of Enron, is reasonably likely to have, an Enron Material Adverse Effect, and (ii) none of Enron nor any of its subsidiaries has taken any action that would have been prohibited by Article VI hereof had this Agreement been in effect at the time of such action.

     Section 4.7 Litigation. Except as disclosed in the Enron SEC Reports filed prior to the date hereof or as disclosed in Section 4.7, 4.9 or 4.11 of the Enron Disclosure Schedule, (i) there are no claims, suits, actions or proceedings pending or, to the knowledge of Enron, threatened, nor, to the knowledge of Enron, are there any investigations or reviews pending or threatened against, relating to or affecting Enron or any of its subsidiaries or any Enron Benefit Plan or Enron Employee Arrangement, (ii) there are no judgments, decrees, injunctions, rules or orders of any court, governmental department, commission, agency, instrumentality or authority or any arbitrator applicable to Enron or any of its subsidiaries, except for any of the foregoing under clauses (i) and (ii) that individually or in the aggregate would not reasonably be expected to have an Enron Material Adverse Effect.

     Section 4.8 Registration Statement and Proxy Statement. None of the information supplied or to be supplied by or on behalf of Enron that is included or incorporated by reference in (i)(A) the registration statement on Form S-4 to be filed with the SEC by the Company in connection with the issuance of shares of Company Common Stock in the PGC Merger (the "Registration Statement") or (B) the Post-Effective Amendment (as defined in Section 7.2(a)) will, at the time the Registration Statement or the Post-Effective Amendment becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the joint proxy statement/prospectus in definitive form, relating to the meetings of the shareholders of PGC and Enron to be held in connection with the Mergers and the prospectus relating to the Company Common Stock to be issued in the PGC Merger (the "Joint Proxy Statement") will, at the date such document is mailed to such shareholders and, as the same may be amended or supplemented, at the times of such meetings, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading and (iii) the Supplemental Proxy Statement (as defined in Section 7.20(a)) in definitive form, relating to the Supplemental PGC Shareholders' Meeting (as defined in Section 7.20(e)) will, at the date such document is mailed to the shareholders of PGC and, as the same may be amended or supplemented, at the times of such meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. All documents that Enron is responsible for filing with the SEC in connection with the transactions contemplated herein shall comply as to form in all material respects with the applicable requirements of the Securities Act and the rules and regulations thereunder and the Exchange Act and the rules and regulations thereunder.

     Section 4.9 Tax Matters. "Taxes", as used in this Agreement, means any federal, state, county, local or foreign taxes, charges, fees, levies, or other assessments, including all net income, gross income, sales and use, ad valorem, transfer, gains, profits, excise, franchise, real and personal property, gross receipts, capital stock, production, business and occupation, disability, employment, payroll, license, estimated, stamp, custom duties, severance or withholding taxes or charges imposed by any governmental entity, and includes any interest and penalties (civil or criminal) on or additions to any such taxes and any expenses incurred in connection with the determination, settlement or litigation of any tax liability. "Tax Return", as used in this Agreement, means a report, return or other information required to be supplied to a governmental entity with respect to Taxes including, where permitted or required, combined or consolidated returns for any group of entities that includes Enron or any of its subsidiaries on the one hand, or PGC or any of its subsidiaries on the other hand.

          (a) Filing of Timely Tax Returns. Except as disclosed in Section 4.9(a) of the Enron Disclosure Schedule, Enron and each of its subsidiaries have filed all Tax Returns required to be filed by each of them under applicable law. All Tax Returns were (and, as to Tax Returns not filed as of the date hereof, will be) in all material respects true, complete and correct and filed on a timely basis.

          (b) Payment of Taxes. Enron and each of its subsidiaries have, within the time and in the manner prescribed by law, paid (and until the Closing Date will pay within the time and in the manner prescribed by law) all Taxes that are currently due and payable except for those contested in good faith and for which adequate reserves have been taken.

          (c) Tax Liens. There are no Tax liens upon the assets of Enron or any of its subsidiaries except liens for Taxes not yet due.

          (d) Withholding Taxes. Enron and each of its subsidiaries have complied (and until the Closing Date will comply) in all material respects with the provisions of the Code relating to the payment and withholding of Taxes, including, without limitation, the withholding and reporting requirements under Code sec.sec. 1441 through 1464, 3401 through 3606, and 6041 and 6049, as well as similar provisions under any other laws, and have, within the time and in the manner prescribed by law, withheld from employee wages and paid over to the proper governmental authorities all amounts required.

          (e) Extensions of Time for Filing Tax Returns. Except as disclosed in
     Section 4.9(e) of the Enron Disclosure Schedule, neither Enron nor any of its subsidiaries has requested any extension of time within which to file any Tax Return, which Tax Return has not since been filed.

          (f) Waivers of Statute of Limitations. Except as disclosed in Section 4.9(f) of the Enron Disclosure Schedule, neither Enron nor any of its subsidiaries has executed any outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns.

          (g) Availability of Tax Returns. Enron and its subsidiaries have made available to PGC complete and accurate copies, covering all years ending on or after December 31, 1991, of (i) all Tax Returns, and any amendments thereto, filed by Enron or any of its subsidiaries, (ii) all audit reports received from any taxing authority relating to any Tax Return filed by Enron or any of its subsidiaries and (iii) any closing agreements entered into by Enron or any of its subsidiaries with any taxing authority.

     Section 4.10  Employee Matters; ERISA.

          (a) Benefit Plans. Section 4.10(a) of the Enron Disclosure Schedule contains a true and complete list of: (i) each "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") covering employees or former employees of Enron (the "Enron Benefit Plans"); and (ii) each contract, agreement or arrangement other than the Enron Benefit Plans with or covering any employee or director pursuant to which Enron or any of its subsidiaries could have material statutory or contractual liability (the "Enron Employee Arrangements"). With respect to each Enron Benefit Plan, Enron has made available to PGC a true and correct copy of, as applicable,
     (i) the current plan document (including all amendments adopted since the most recent restatement) and its most recently prepared summary plan description and all summaries of material modifications prepared since the most recent summary plan description, (ii) the most recently prepared annual report (IRS Form 5500 Series) including financial statements, (iii) each related trust agreement, insurance contract, service provider or investment management agreement (including all amendments to each such document), (iv) the most recent IRS determination letter with respect to the qualified status under Code sec. 401(a) of such plan and a copy of any application of an IRS determination letter filed since the most recent IRS determination letter was issued, and (v) the most recent actuarial report or valuation.

          (b) Qualification; Compliance. Except as disclosed in Section 4.10(b) of the Enron Disclosure Schedule, (i) each Enron Benefit Plan that is intended to be "qualified" within the meaning of Code sec. 401(a) has been determined by the IRS to be so qualified, and, to the knowledge of Enron, no event or condition exists or has occurred that could reasonably be expected to result in the revocation of any such determination; (ii) each Enron Benefit Plan and each Enron Employee Arrangement is and has been operated and administered substantially in compliance with its terms and provisions and in compliance with all applicable laws, rules and regulations; (iii) no individual or entity has engaged in any transaction with respect to any Enron Benefit Plan as a result of which Enron or any of its subsidiaries could reasonably expect to be subject to liability pursuant to ERISA sec. 409 or sec. 502, or subjected to Taxes; and (iv) no Enron Benefit Plan is subject to any ongoing audit, investigation, or other administrative proceeding of any federal, state, or local governmental entity, or is the subject of any pending application with any federal, state or local governmental entity for administrative or other relief.

          (c) Title IV Liabilities. No event has occurred and, to the knowledge of Enron, there exists no condition or set of circumstances, that could subject or potentially subject Enron or any of its subsidiaries to any liability arising under or based upon the provision of Title IV of ERISA (whether to a governmental agency, a multiemployer plan or to any other person or entity) which could reasonably be expected to have an Enron Material Adverse Effect.

     Section 4.11  Environmental Protection.

          (a) Compliance. Except as disclosed in Section 4.11(a) of the Enron Disclosure Schedule, or as disclosed in the Enron SEC Reports, Enron and each of its subsidiaries is in compliance with all applicable Environmental Laws (as hereinafter defined in Section 4.11(f)), except where the failure to be so in compliance would not in the aggregate have an Enron Material Adverse Effect. Except as disclosed in Section 4.11(a) of the Enron Disclosure Schedule, neither Enron nor any of its subsidiaries has received any written notice from any person or Governmental Authority that alleges that Enron or any of its subsidiaries is not in compliance with applicable Environmental Laws, except where the failure to be in such compliance would not in the aggregate have an Enron Material Adverse Effect.

          (b) Environmental Permits. Except as disclosed in Section 4.11(b) of the Enron Disclosure Schedule, or as disclosed in the Enron SEC Reports, Enron and each of its subsidiaries has obtained or has applied for all environmental, health and safety permits and authorizations (collectively, "Environmental Permits") necessary for the construction of their facilities and the conduct of their operations, and all such Environmental Permits are in good standing or, where applicable, a renewal application has been timely filed and is pending agency approval, and Enron and its subsidiaries are in compliance with all terms and conditions of all such Environmental Permits and are not required to make any expenditures in connection with any renewal application pending agency approval, except where the failure to obtain or be in such compliance and the requirement to make such expenditures would not have in the aggregate an Enron Material Adverse Effect.

          (c) Environmental Claims. Except as disclosed in Section 4.11(c) of the Enron Disclosure Schedule, or as disclosed in the Enron SEC Reports, there is no Environmental Claim (as hereinafter defined in Section 4.11(f)) pending, or to the knowledge of Enron, threatened (i) against Enron or any of its subsidiaries or, to Enron's knowledge, any of its joint ventures,
     (ii) against any person or entity whose liability for any Environmental Claim Enron or any of its subsidiaries or, to Enron's knowledge, any of its joint ventures, has or may have retained or assumed either contractually or by operation of law or (iii) against any real or personal property or operations that Enron or any of its subsidiaries or, to Enron's knowledge, any of its joint ventures, owns, leases or manages, in whole or in part, that, if adversely determined, would have in the aggregate an Enron Material Adverse Effect.

          (d) Releases. Except as disclosed in Section 4.11(c) or 4.11(d) of the Enron Disclosure Schedule, or as disclosed in the Enron SEC Reports, to the knowledge of Enron, there has been no Release (as hereinafter defined in Section 4.11(f)) of any Hazardous Material (as hereinafter defined in
     Section 4.11(f)) that would be reasonably likely to form the basis of any Environmental Claim against Enron or any subsidiary or joint venture of Enron, or against any person or entity whose liability for any Environmental Claim Enron or any subsidiary of Enron has or may have retained or assumed either contractually or by operation of law, except for Releases of Hazardous Materials the liability for which would not have in the aggregate an Enron Material Adverse Effect.

          (e) Predecessors. Except as disclosed in Section 4.11(e) of the Enron Disclosure Schedule, or as disclosed in the Enron SEC Reports, to the knowledge of Enron, with respect to any predecessor of Enron or any subsidiary or joint venture of Enron, there are no Environmental Claims pending or threatened, or any Releases of Hazardous Materials that would be reasonably likely to form the basis of any Environmental Claims that would have, or that Enron reasonably believes would have, in the aggregate an Enron Material Adverse Effect.

          (f) As used in this Agreement:

             (i) "Environmental Claim" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, investigations, proceedings or notices of noncompliance or violation by any person or entity (including, without limitation, any Governmental Authority) alleging potential liability (including, without limitation, potential liability for enforcement costs, investigatory costs, cleanup costs, response costs, removal costs, remedial costs, natural resources damages, property damages, personal injuries, fines or penalties) arising out of, based on or resulting from (A) the presence, or Release or threatened Release of any Hazardous Materials at any location, whether or not owned, operated, leased or managed by Enron or any of its subsidiaries or joint ventures (for purposes of this Section 4.11 only), or by PGC or any of its subsidiaries (for purposes of Section 5.11 only), (B) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law or (C) any and all claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence or Release of any Hazardous Materials.

             (ii) "Environmental Laws" means all federal, state and local laws, rules and regulations relating to pollution or protection of human health or the environment as in effect on the date hereof (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) including, without limitation, laws and regulations relating to Releases or threatened Releases of Hazardous Materials or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

             (iii) "Hazardous Materials" means (A) any petroleum or petroleum products or petroleum wastes (including crude oil or any fraction thereof), radioactive materials, friable asbestos or friable asbestos-containing material, urea formaldehyde foam insulation, and transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls, (B) any chemicals, materials or substances which are now defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", or words of similar import, under any Environmental Law and (C) any other chemical, material, substance or waste, exposure to which is now prohibited, limited or regulated under any Environmental Law in a jurisdiction in which Enron or any of its subsidiaries or joint ventures operates (for purposes of this Section 4.11 only) or in which PGC or any of its subsidiaries or joint ventures operates (for purposes of Section 5.11 only).

             (iv) "Release" means any release, spill, emission, leaking, injection, deposit, disposal, discharge, dispersal, leaching or migration into the atmosphere, soil, surface water, groundwater or property (indoors or outdoors).

     Section 4.12 Regulation as a Utility. Enron shall not, prior to the Effective Time, become a "holding company" within the meaning the 1935 Act without complying with the registration, exemption or other provisions applicable thereto.

     Section 4.13 Vote Required. The approval by the holders of a majority of the votes entitled to be cast by holders of the Enron Common Stock and the Enron Convertible Preferred Stock, voting together as a single class, with each share of Enron Common Stock being entitled to one vote per share and each share of Enron Convertible Preferred Stock being entitled to a number of votes per share equal to the number of shares of Enron Common Stock into which such share of Enron Preferred Stock is then convertible (the "Enron Shareholders' Approval"), is the only vote of the holders of any class or series of the capital stock of Enron required to approve the Reincorporation Merger, this Agreement and the other transactions contemplated hereby. Enron, as the sole shareholder of the Company, has duly approved the Mergers and this Agreement and the transactions contemplated hereby, and no other vote of the holders of any class or series of the capital stock of the Company is required to consummate such transactions.

     Section 4.14 Opinion of Financial Advisor. Enron has received the opinion of Smith Barney Inc., dated the date hereof, to the effect that, as of the date hereof, the consideration to be issued to holders of PGC Common Stock in the PGC Merger is fair from a financial point of view to the holders of Enron Common Stock and the Enron Preferred Stock.

     Section 4.15 Insurance. Except as disclosed in Section 4.15 of the Enron Disclosure Schedule, each of Enron and each of its subsidiaries is, and has been continuously since January 1, 1991, insured in such amounts and against such risks and losses as are customary for companies conducting the respective businesses conducted by Enron and its subsidiaries during such time period. Except as disclosed in Section 4.15 of the Enron Disclosure Schedule, neither Enron nor any of its subsidiaries has received any notice of cancellation or termination with respect to any material insurance policy thereof. All material insurance policies of Enron and its subsidiaries are valid and enforceable policies.

     Section 4.16 Applicability of Certain Delaware Law Provisions. Neither the business combination provisions of Section 203 of the DGCL nor any similar provisions of the certificate of incorporation or bylaws of Enron are applicable to the transactions contemplated by this Agreement.

     Section 4.17 Operations of the Company. The Company was formed for purposes of the transactions contemplated by this Agreement and, except as contemplated by this Agreement, has not conducted any business operations or incurred any liabilities since its formation.

     Section 4.18 Authority, Non-Contravention and Statutory Approvals relating to the Agreement As Amended by the First Amendment.

          (a) Authority. Enron and the Company have all requisite power and authority to enter into the First Amendment (as defined in Section 4.19) and, subject to obtaining the Enron Required Statutory Approvals, to consummate the transactions contemplated by this Agreement. The execution and delivery of the First Amendment and the consummation by Enron and the Company of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of Enron or the Company, as the case may be. The First Amendment has been duly and validly executed and delivered by Enron and the Company and, assuming the due authorization, execution and delivery of this Agreement by PGC, the Agreement constitutes the legal, valid and binding obligation of Enron and the Company, enforceable against Enron and the Company in accordance with its terms.

          (b) Non-Contravention. Except as disclosed in Section 4.4(b) of the Enron Disclosure Schedule, the execution and delivery of the First Amendment by Enron do not, and the consummation of the transactions contemplated by this Agreement will not, result in an Enron Violation under any provisions of (i) the certificate of incorporation, bylaws or similar charter documents of Enron or any of its subsidiaries or, to Enron's knowledge, any of its joint ventures, (ii) subject to obtaining the Enron Required Statutory Approvals, any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority, applicable to Enron or any of its subsidiaries or, to Enron's knowledge, any of its joint ventures, or any of their respective properties or assets or (iii) subject to obtaining the Enron Required Consents, any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which Enron or any of its subsidiaries or, to Enron's knowledge, any of its joint ventures, is now a party or by which any of them or any of their respective properties or assets may be bound or affected, excluding from the foregoing clauses
     (ii) and (iii) such Enron Violations as would not have, in the aggregate, an Enron Material Adverse Effect.

          (c) Statutory Approvals. Except for (i) the OPUC Approval (as defined in Section 7.3(a)), (ii) a declaration of effectiveness by the SEC of the Post-Effective Amendment (as defined in Section 7.2), (iii) the matters set forth in items (c) and (f) on Section 4.4(c) of the Enron Disclosure Schedule, (iv) those declarations, filings, registrations, notices, authorizations, consents, findings or approvals that have already been made and (v) any supplemental filings relating to any of the foregoing required by the execution of the First Amendment or the transactions contemplated thereby, there are no Enron Required Statutory Approvals in connection with the execution and delivery of the First Amendment by Enron and the Company or the consummation by Enron and the Company of the transactions contemplated by this Agreement the failure to obtain, make or give which would have, in the aggregate, an Enron Material Adverse Effect.

     Section 4.19 Vote Required for First Amendment. No additional vote by the holders of any capital stock of Enron is required in connection with the First Amendment to this Agreement, which amendment was executed as of April 14, 1997 (the "First Amendment").

                                   ARTICLE V

                     REPRESENTATIONS AND WARRANTIES OF PGC

     PGC represents and warrants to Enron and the Company as follows:

     Section 5.1  Organization and Qualification. Except as disclosed in Section
5.1 of the PGC Disclosure Schedule (as defined in Section 7.6(i)), PGC and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has all requisite corporate power and authority, and has been duly authorized by all necessary regulatory approvals and orders, to own, lease and operate its assets and properties and to carry on its business as it is now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its assets and properties makes such qualification necessary other than in such jurisdictions where the failure to be so qualified and in good standing will not, when taken together with all other such failures, have a material adverse effect on the business, properties, financial condition, results of operations or prospects (in the case of prospects, taking into account the effect of the Regulatory Plans described below) of PGC and its subsidiaries and joint ventures, taken as a whole or on the consummation of this Agreement (any such material adverse effect being hereinafter referred to as a "PGC Material Adverse Effect"). As used in this Agreement, references to a "subsidiary" of PGC means any corporation or other entity (including partnerships and other business associations) in which PGC directly or indirectly owns outstanding capital stock or other voting securities having the power, under ordinary circumstances, to elect a majority of the directors or similar members of the governing body of such corporation or other entity, or otherwise to direct the management and policies of such corporation or other entity.

     Section 5.2 Subsidiaries. Section 5.2 of the PGC Disclosure Schedule contains a description as of the date hereof of all subsidiaries and joint ventures of PGC, including the name of each such entity, the state or jurisdiction of its incorporation or organization and PGC's interest therein. Except as disclosed in Section 5.2 of the PGC Disclosure Schedule, none of such entities is a "public utility company", a "holding company", a "subsidiary company" or an "affiliate" of any public utility company within the meaning of
Section 2(a)(5), 2(a)(7), 2(a)(8) or 2(a)(11) of the 1935 Act, respectively. Except as disclosed in Section 5.2 of the PGC Disclosure Schedule, all of the issued and outstanding shares of capital stock of each subsidiary of PGC are validly issued, fully paid, nonassessable and free of preemptive rights and are owned directly or indirectly by PGC free and clear of any liens, claims, encumbrances, security interests, equities, charges and options of any nature whatsoever, and there are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies or other commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating any such subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of its capital stock or obligating it to grant, extend or enter into any such agreement or commitment. As used in this Agreement, references to a "joint venture" of PGC means any corporation or other entity (including partnerships and other business associations and joint ventures) in which PGC or one or more of its subsidiaries owns an equity interest that is less than a majority of any class of the outstanding voting securities but at least 10% of such voting securities.

     Section 5.3 Capitalization. The authorized capital stock of PGC consists of 100,000,000 shares of PGC Common Stock and 30,000,000 shares of preferred stock. As of the close of business on June 30, 1996,

51,116,367 shares of PGC Common Stock and no shares of preferred stock were issued and outstanding. All of the issued and outstanding shares of the capital stock of PGC are validly issued, fully paid, nonassessable and free of preemptive rights. Except as disclosed in Section 5.3 of the PGC Disclosure Schedule, as of the date hereof there are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies or other commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating PGC or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock or other voting securities of PGC or obligating PGC or any of its subsidiaries to grant, extend or enter into any such agreement or commitment.

     Section 5.4  Authority; Non-Contravention; Statutory Approvals; Compliance.

          (a) Authority. PGC has all requisite power and authority to enter into this Agreement and, subject to the PGC Shareholders' Approval (as defined in Section 5.13) and the PGC Required Statutory Approvals (as defined in
     Section 5.4(c)), to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by PGC of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of PGC, subject to obtaining the PGC Shareholders' Approval. This Agreement has been duly and validly executed and delivered by PGC and, assuming the due authorization, execution and delivery hereof by Enron and the Company, constitutes the legal, valid and binding obligation of PGC enforceable against PGC in accordance with its terms.

          (b) Non-Contravention. Except as disclosed in Section 5.4(b) of the PGC Disclosure Schedule, the execution and delivery of this Agreement by PGC do not, and the consummation of the transactions contemplated hereby will not, violate, conflict with or result in a breach of any provision of, or constitute a default (with or without notice or lapse of time or both) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination, cancellation or acceleration of any obligation under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of PGC or any of its subsidiaries, or, to PGC's knowledge, any of its joint ventures (any such violation, conflict, breach, default, right of termination, cancellation or acceleration, loss or creation, a "PGC Violation") under any provisions of (i) the articles of incorporation, bylaws or similar governing documents of PGC or any of its subsidiaries or joint ventures, (ii) subject to obtaining the PGC Required Statutory Approvals and the receipt of the PGC Shareholders' Approval, any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority applicable to PGC or any of its subsidiaries or joint ventures or any of their respective properties or assets, or (iii) subject to obtaining the third-party consents or other approvals disclosed in Section 5.4(b) of the PGC Disclosure Schedule (the "PGC Required Consents"), any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which PGC or any of its subsidiaries or joint ventures is now a party or by which any of them or any of their respective properties or assets may be bound or affected, excluding from the foregoing clauses (ii) and (iii) such PGC Violations as would not have, in the aggregate, a PGC Material Adverse Effect.

          (c) Statutory Approvals. Except as disclosed in Section 5.4(c) of the PGC Disclosure Schedule, no declaration, filing or registration with, or notice to or authorization, consent, finding by or approval of, any Governmental Authority, is necessary for the execution and delivery of this Agreement by PGC or the consummation by PGC of the transactions contemplated hereby, the failure to obtain, make or give which would have, in the aggregate, a PGC Material Adverse Effect (the "PGC Required Statutory Approvals"), it being understood that references in this Agreement to "obtaining" such PGC Required Statutory Approvals shall mean making such declarations, filings or registrations; giving such notice; obtaining such consents or approvals; and having such waiting periods expire as are necessary to avoid a violation of law.

          (d) Compliance. Except as disclosed in Section 5.4(d) or 5.11 of the PGC Disclosure Schedule or as disclosed in the PGC SEC Reports (as defined in Section 5.5), neither PGC nor any of its subsidiaries nor, to the knowledge of PGC, any of its joint ventures, is in violation of or under investigation with respect to, or has been given notice or been charged with any violation of, any law, statute, order, rule, regulation, ordinance or judgment (including, without limitation, any applicable Environmental Laws), of any Governmental Authority, except for violations that, in the aggregate, do not have, and, to the knowledge of PGC, are not reasonably likely to have, a PGC Material Adverse Effect. Except as disclosed in Section 5.4(d) or 5.11 of the PGC Disclosure Schedule, PGC, its subsidiaries and, to the knowledge of PGC, its joint ventures have all Permits, except those which the failure to obtain would not, in the aggregate, have a PGC Material Adverse Effect.

     Section 5.5 Reports and Financial Statements. The filings required to be made by PGC and its subsidiaries since January 1, 1991 under the Securities Act, the 1935 Act, the Atomic Energy Act of 1954, as amended (the "Atomic Energy Act"), the Exchange Act, applicable Oregon laws and regulations and the Federal Power Act ("Power Act") have been filed with the SEC, the Oregon Public Utility Commission, the FERC, or the Nuclear Regulatory Commission ("NRC") as the case may be, and complied in all material respects with all applicable requirements of the appropriate act and the rules and regulations thereunder. PGC has made available to Enron a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by PGC with the SEC since January 1, 1991 and through the date hereof (as such documents have since the time of their filing been amended, the "PGC SEC Reports"). The PGC SEC Reports, including without limitation any financial statements or schedules included therein, at the time filed did not, and any forms, reports or other documents filed by PGC with the SEC after the date hereof will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim financial statements of PGC included in the PGC SEC Reports (collectively, the "PGC Financial Statements") that have been included in PGC SEC Reports have been prepared, and the PGC Financial Statements to be included in any forms, reports or other documents filed by PGC with the SEC after the date hereof will be prepared, in accordance with GAAP (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q) and fairly present the consolidated financial position of PGC as of the respective dates thereof or the consolidated results of operations and cash flows for the respective periods then ended, as the case may be, subject, in the case of the unaudited interim financial statements, to normal, recurring audit adjustments. True, accurate and complete copies of the articles of incorporation and bylaws of PGC and each of its subsidiaries, as in effect on the date hereof, have been delivered to Enron.

     Section 5.6 Absence of Certain Changes or Events. Except as disclosed in the PGC SEC Reports filed prior to the date hereof or as disclosed in Section
5.6 or 5.7 of the PGC Disclosure Schedule, since December 31, 1995 (i) each of PGC and each of its subsidiaries has conducted its business only in the ordinary course of business consistent with past practice and no event has occurred which has had, and no fact or condition exists that would have or, to the knowledge of PGC, is reasonably likely to have, a PGC Material Adverse Effect, and (ii) none of PGC nor any of its subsidiaries has taken any action that would have been prohibited by Article VI hereof had this Agreement been in effect at the time of such action.

     Section 5.7 Litigation. Except as disclosed in the PGC SEC Reports filed prior to the date hereof or as disclosed in Sections 5.7, 5.9 or 5.11 of the PGC Disclosure Schedule, (i) there are no claims, suits, actions or proceedings pending or, to the knowledge of PGC, threatened, nor, to the knowledge of PGC, are there any investigations or reviews pending or threatened against, relating to or affecting PGC or any of its subsidiaries or any PGC Benefit Plan or PGC Employee Arrangement, and (ii) there are no judgments, decrees, injunctions, rules or orders of any court, governmental department, commission, agency, instrumentality or authority or any arbitrator applicable to PGC or any of its subsidiaries, except for any of the foregoing under clauses (i) and (ii) that individually or in the aggregate would not reasonably be expected to have a PGC Material Adverse Effect.

     Section 5.8 Registration Statement and Proxy Statement. None of the information supplied or to be supplied by or on behalf of PGC that is included or incorporated by reference in (i)(A) the Registration Statement or (B) the Post-Effective Amendment will, at the time the Registration Statement or the Post-

Effective Amendment becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading,
(ii) the Joint Proxy Statement will, at the date that document is mailed to the shareholders of PGC and Enron and, as the same may be amended or supplemented, at the times of the meetings of such shareholders to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading and (iii) the Supplemental Proxy Statement will, at the date that document is mailed to the shareholders of PGC and, as the same may be amended or supplemented, at the time of the supplemental PGC Shareholders Meeting contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. All documents that PGC is responsible for filing with the SEC in connection with the transactions contemplated herein shall comply as to form in all material respects with the applicable requirements of the Securities Act and the rules and regulations thereunder and the Exchange Act and the rules and regulations thereunder.

     Section 5.9  Tax Matters.

          (a) Filing of Timely Tax Returns. Except as disclosed in Section 5.9(a) of the PGC Disclosure Schedule, PGC and each of its subsidiaries have filed all Tax Returns required to be filed by each of them under applicable law. All Tax Returns were (and, as to Tax Returns not filed as of the date hereof, will be) in all material respects true, complete and correct and filed on a timely basis.

          (b) Payment of Taxes. PGC and each of its subsidiaries have, within the time and in the manner prescribed by law, paid (and until the Closing Date will pay within the time and in the manner prescribed by law) all Taxes that are currently due and payable except for those contested in good faith and for which adequate reserves have been taken.

          (c) Tax Liens. There are no Tax liens upon the assets of PGC or any of its subsidiaries except liens for Taxes not yet due.

          (d) Withholding Taxes. PGC and each of its subsidiaries have complied (and until the Closing Date will comply) in all material respects with the provisions of the Code relating to the payment and withholding of Taxes, including, without limitation, the withholding and reporting requirements under Code sec.sec. 1441 through 1464, 3401 through 3606, and 6041 and 6049, as well as similar provisions under any other laws, and have, within the time and in the manner prescribed by law, withheld from employee wages and paid over to the proper governmental authorities all amounts required.

          (e) Extensions of Time for Filing Tax Returns. Except as disclosed in
     Section 5.9(e) of the PGC Disclosure Schedule, neither PGC nor any of its subsidiaries has requested any extension of time within which to file any Tax Return, which Tax Return has not since been filed.

          (f) Waivers of Statute of Limitations. Except as disclosed in Section 5.9(f) of the PGC Disclosure Schedule, neither PGC nor any of its subsidiaries has executed any outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns.

          (g) Availability of Tax Returns. PGC and its subsidiaries have made available to Enron complete and accurate copies covering all years ending on or after December 31, 1991, of (i) all Tax Returns, and any amendments thereto, filed by PGC or any of its subsidiaries, (ii) all audit reports received from any taxing authority relating to any Tax Return filed by PGC or any of its subsidiaries and (iii) any closing agreements entered into by PGC or any of its subsidiaries with any taxing authority.

          (h) Intercompany Transactions. Section 5.9(h) of the PGC Disclosure Schedule sets forth all intercompany transactions (within the meaning of Treas. Reg. sec. 1.1502-13) between members of the affiliated group of corporations of which PGC is the common parent corporation (the "PGC Group") for which any income or gain will remain unrecognized as of the close of the last taxable year prior to the date hereof, listing for each such transaction the selling member, the buying member, and the amount of such income or gain. Except as set forth on Schedule 5.9(h) of the PGC Disclosure Schedule, there have been no material changes in amount of income or gain attributable to intercompany transactions.

          (i) Excess Loss Accounts. Section 5.9(i) of the PGC Disclosure Schedule sets forth the amount of each excess loss account (within the meaning of Treas. Reg. sec. 1.1502-19) of any member of the PGC Group in the stock of any other member of the PGC Group as of the close of the last taxable year prior to the date hereof. Except as set forth on Schedule 5.9(i) of the PGC Disclosure Schedule, there have been no material changes in amount of such excess loss accounts.

     Section 5.10  Employee Matters; ERISA.

          (a) Benefit Plans. Section 5.10(a) of the PGC Disclosure Schedule contains a true and complete list of: (i) each employee benefit plan, program or arrangement covering employees, former employees or directors of PGC (or any of its subsidiaries) or any of their dependents or beneficiaries, or providing benefits to such persons in respect of services provided to any such entity, including, but not limited to, any "employee benefit plan" within the meaning of ERISA sec. 3(3) (whether or not terminated, if PGC or any of its subsidiaries could have statutory or contractual liability with respect thereto on or after the date hereof);
     (ii) each management, employment, deferred compensation, severance (including any payment, right or benefit resulting from a change in control), bonus, contract for personal services, arrangement or agreement with or covering any current officer, key employee or director or any consulting contract with any person who prior to entering into such contract was a director or officer of PGC or any of its subsidiaries (whether or not terminated, if PGC or any of its subsidiaries could have statutory or contractual liability with respect thereto on or after the date hereof); (iii) each "employee pension benefit plan" (within the meaning of ERISA sec. 3(2)) subject to Title IV of ERISA or the minimum funding requirements of Code sec. 412 maintained or contributed to by PGC or any entity required to be aggregated therewith pursuant to Code sec. 414(b) or (c) (a "PGC ERISA Affiliate") at any time during the seven-year period immediately preceding the date hereof (the plans, programs and arrangements described in items (i), (ii) and (iii) above being hereinafter referred to collectively as the "PGC Benefit Plans") and
     (iv) with respect to each PGC Benefit Plan that is described in item (i) or
     (ii) above and that is funded other than from general assets of PGC and its affiliates, the source or sources of benefit payments under the plan (including, where applicable, the identity of any trust (whether or not a grantor trust), insurance contract, custodial account, agency agreement, or other arrangement that holds the assets of, or serves as a funding vehicle or source of benefits for, such PGC Benefit Plan).

          (b) Contributions. Except as disclosed in Section 5.10(b) of the PGC Disclosure Schedule, all material contributions and other payments required to have been made by PGC or any of its subsidiaries pursuant to any PGC Benefit Plan (or to any person pursuant to the terms thereof) have been timely made or the amount of such payment or contribution obligation has been reflected in the PGC Financial Statements.

          (c) Qualification; Compliance. Except as disclosed in Section 5.10(c) of the PGC Disclosure Schedule, each PGC Benefit Plan that is intended to be "qualified" within the meaning of Code sec. 401(a) has been determined by the IRS to be so qualified, and, to the knowledge of PGC, no event or condition exists or has occurred that could reasonably be expected to result in the revocation of any such determination. PGC and each of its subsidiaries are in compliance with, and each PGC Benefit Plan is and has been operated in compliance with, all applicable laws, rules and regulations governing such plan, including, without limitation, ERISA and the Code, except for violations that could not reasonably be expected to have a PGC Material Adverse Effect. To the knowledge of PGC, no individual or entity has engaged in any transaction with respect to any PGC Benefit Plan as a result of which PGC or any of its subsidiaries could reasonably expect to be subject to material liability pursuant to ERISA sec. 409 or sec. 502, or subject to an excise tax pursuant to Code sec. 4975. To the knowledge of PGC, (i) no PGC Benefit Plan is subject to any ongoing audit, investigation, or other administrative proceeding of the Internal Revenue Service, the Department of Labor, or any other federal, state, or local governmental entity, and (ii) no PGC Benefit Plan is the subject of any pending application for administrative relief under any voluntary compliance program of any governmental entity (including, without limitation, the IRS's Voluntary

     Compliance Resolution Program or Walk-in Closing Agreement Program, or the Department of Labor's Delinquent Filer Voluntary Compliance Program).

          (d) Liabilities. With respect to the PGC Benefit Plans described in item (i) of Section 5.10(a), individually and in the aggregate, no termination or partial termination of any PGC Benefit Plan or other event has occurred and, to the knowledge of PGC, there does not exist any condition or set of circumstances, that could subject PGC or any of its subsidiaries to any liability arising under the Code, ERISA or any other applicable law (including, without limitation, any liability to or under any such plan or to the PBGC), whether directly or pursuant to an indemnity agreement, excluding liabilities for benefit claims and funding obligations payable in the ordinary course and liability for PBGC insurance premiums payable in the ordinary course, which liability could reasonably be expected to have a PGC Material Adverse Effect.

          (e) Welfare Plans. Except as disclosed in Section 5.10(e) of the PGC Disclosure Schedule, no PGC Benefit Plan that is a "welfare plan" (within the meaning of ERISA sec. 3(1)) provides benefits for any retired or former employees (other than as required pursuant to ERISA sec. 601).

          (f) Documents Made Available. PGC has made available to Enron a true and correct copy of each collective bargaining agreement to which PGC is a party or under which PGC has obligations and, with respect to each PGC Benefit Plan that is an "employee benefit plan" within the meaning of ERISA sec. 3(3), as applicable (i) the current plan document (including all amendments adopted since the most recent restatement) and its most recently prepared summary plan description and all summaries of material modifications prepared since the most recent summary plan description, (ii) the most recently prepared annual report (IRS Form 5500 Series) including financial statements, (iii) each related trust agreement, insurance contract, service provider or investment management agreement (including all amendments to each such document), (iv) the most recent IRS determination letter with respect to the qualified status under Code sec. 401(a) of such plan and a copy of any application of an IRS determination letter filed since the most recent IRS determination letter was issued, and (v) the most recent actuarial report or valuation.

          (g) Payments Resulting from Merger. Other than as set forth in Section
     7.11 or disclosed in Section 5.10(g) of the PGC Disclosure Schedule, the consummation or announcement of any transaction contemplated by this Agreement will not (either alone or upon the occurrence of any additional or further acts or events) result in any (i) payment (whether of severance pay or otherwise) becoming due from PGC or any of its subsidiaries under any applicable PGC Benefit Plans to any officer, employee, former employee or director thereof or to the trustee under any "rabbi trust" or similar arrangement, or (ii) benefit under any PGC Benefit Plan being established or becoming accelerated, vested or payable, except for a payment or benefit that would have been payable under the same terms and conditions without regard to the transactions contemplated by this Agreement.

          (h) Funded Status of Plans. Except as disclosed in Section 5.10(h) of the PGC Disclosure Schedule, each PGC Benefit Plan that is subject to either or both of the minimum funding requirements of ERISA sec. 302 or to Title IV of ERISA has assets that, as of the date of such plan's most recently prepared actuarial valuation report, have a fair market value equal to or exceeding the present value of the accrued benefit obligations thereunder, based on the actuarial methods, tables and assumptions theretofore utilized by such plan's actuary in preparing such report. No PGC Benefit Plan subject to the minimum funding requirements of ERISA sec. 302 has incurred any "accumulated funding deficiency" (within the meaning of ERISA sec. 302).

          (i) Multiemployer Plans. No PGC Benefit Plan is or was a "multiemployer plan" (within the meaning of ERISA sec. 4001(a)(3)), a multiple employer plan described in Code sec. 413(c), or a "multiple employer welfare arrangement" (within the meaning of ERISA sec. 3(40)); and none of PGC, any subsidiary thereof or any PGC ERISA Affiliate has been obligated to contribute to, or otherwise has or has had any liability with respect to, any multiemployer plan, multiple employer plan, or multiple employer welfare arrangement.

          (j) Reportable Events; Claims. Except as disclosed in Section 5.10(j) of the PGC Disclosure Schedule, (i) no event constituting a "reportable event" (within the meaning of ERISA sec. 4043(b)) for which the 30-day notice requirement has not been waived by the PBGC has occurred with respect to any PGC Benefit Plan and (ii) no liability, claim, action or litigation has been made, commenced or, to the knowledge of PGC, threatened, by or against PGC or any of its subsidiaries with respect to any PGC Benefit Plan (other than for benefits or PBGC premiums payable in the ordinary course) that could reasonably be expected to have a PGC Material Adverse Effect.

          (k) Labor Agreements. To the knowledge of PGC, as of the date hereof, there is no current labor union representation issue involving employees of PGC or any of its subsidiaries, nor does PGC or any of its subsidiaries know of any activity or proceeding of any labor organization (or representative thereof) or employee group (or representative thereof) to organize any such employees. Except as disclosed in the PGC SEC Reports or as disclosed in Section 5.10(k) of the PGC Disclosure Schedule: (i) neither PGC nor any of its subsidiaries is a party to any collective bargaining agreement or other labor agreement with any union or labor organization;
     (ii) there is no unfair labor practice charge or grievance arising out of a collective bargaining agreement or other grievance procedure against PGC or any of its subsidiaries pending, or to the knowledge of PGC, threatened, that has, or reasonably may be expected by PGC to have, a PGC Material Adverse Effect; (iii) there is no complaint, lawsuit or proceeding in any forum by or on behalf of any present or former employee, any applicant for employment or classes of the foregoing alleging breach of any express or implied contract of employment, any law or regulation governing employment or the termination thereof or other discriminatory, wrongful or tortious conduct in connection with the employment relationship against PGC or any of its subsidiaries pending, or to the knowledge of PGC, threatened, that has, or reasonably may be expected by PGC to have, a PGC Material Adverse Effect; (iv) there is no strike, dispute, slowdown, work stoppage or lockout pending, or to the knowledge of PGC, threatened, against or involving PGC or any of its subsidiaries that has or, insofar as reasonably can be foreseen, could have, a PGC Material Adverse Effect; (v) PGC and each of its subsidiaries are in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, wages, hours of work and occupational safety and health, except for noncompliance that, in the aggregate, does not, and insofar as reasonably can be foreseen, will not, have a PGC Material Adverse Effect; and (vi) there is no proceeding, claim, suit, action or governmental investigation pending or, to the knowledge of PGC, threatened in respect to which any director, officer, employee or agent of PGC or any of its subsidiaries is or may be entitled to claim indemnification from PGC or any of its subsidiaries pursuant to their respective articles of incorporation or bylaws or as provided in the indemnification agreements listed on
     Section 5.10(k) of the PGC Disclosure Schedule.

     Section 5.11  Environmental Protection.

          (a) Compliance. Except as disclosed in Section 5.11(a) of the PGC Disclosure Schedule or as disclosed in the PGC SEC Reports, PGC and each of its subsidiaries is in compliance with all applicable Environmental Laws, except where the failure to be so in compliance would not in the aggregate have a PGC Material Adverse Effect. Except as disclosed in Section 5.11(a) of the PGC Disclosure Schedule, neither PGC nor any of its subsidiaries has received any written notice from any person or Governmental Authority that alleges that PGC or any of its subsidiaries is not in compliance with applicable Environmental Laws, except where the failure to be so in compliance would not in the aggregate have a PGC Material Adverse Effect.

          (b) Environmental Permits. Except as disclosed in Section 5.11(b) of the PGC Disclosure Schedule or as disclosed in the PGC SEC Reports, each of PGC and each of its subsidiaries has obtained or has applied for all Environmental Permits necessary for the construction of their facilities and the conduct of their operations, and all such Environmental Permits are in good standing or, where applicable, a renewal application has been timely filed and is pending agency approval, and PGC and its subsidiaries are in compliance with all terms and conditions of all such Environmental Permits and are not required to make any expenditures in connection with any renewal application pending agency approval, except where the failure to obtain or be in such compliance and the requirement to make such expenditures would not have in the aggregate a PGC Material Adverse Effect.

          (c) Environmental Claims. Except as disclosed in Section 5.11(c) of the PGC Disclosure Schedule or as disclosed in the PGC SEC Reports, to the knowledge of PGC, there is no Environmental Claim (as defined in Section 4.11(f)) pending, or to the knowledge of PGC, threatened (i) against PGC or any of its subsidiaries or joint ventures, (ii) against any person or entity whose liability for any Environmental Claim PGC or any of its subsidiaries or joint ventures has or may have retained or assumed either contractually or by operation of law or (iii) against any real or personal property or operations that PGC or any of its subsidiaries or joint ventures owns, leases or manages, in whole or in part, that, if adversely determined, would have in the aggregate a PGC Material Adverse Effect.

          (d) Releases. Except as disclosed in Section 5.11(c) or 5.11(d) of the PGC Disclosure Schedule or as disclosed in the PGC SEC Reports, to the knowledge of PGC, there has been no Release of any Hazardous Material that would be reasonably likely to form the basis of any Environmental Claim against PGC or any subsidiary or joint venture of PGC, or against any person or entity whose liability for any Environmental Claim PGC or any subsidiary or joint venture of PGC has or may have retained or assumed either contractually or by operation of law, except for Releases of Hazardous Materials the liability for which would not have in the aggregate a PGC Material Adverse Effect.

          (e) Predecessors. Except as disclosed in Section 5.11(e) of the PGC Disclosure Schedule or as disclosed in the PGC SEC Reports, to the knowledge of PGC, with respect to any predecessor of PGC or any subsidiary or joint venture of PGC, there are no Environmental Claims pending or threatened, or any Releases of Hazardous Materials that would be reasonably likely to form the basis of any Environmental Claims that would have, or that PGC reasonably believes would have, in the aggregate, a PGC Material Adverse Effect.

     Section 5.12 Regulation as a Utility. PGC is an electric utility holding company and is the parent of Portland General Electric Company ("PGE"), a regulated public utility in the State of Oregon and in no other state. Except as disclosed in Section 5.12 of the PGC Disclosure Schedule, neither PGC nor any subsidiary company or affiliate of PGC is subject to regulation as a public utility or public service company (or similar designation) by any other state in the United States, by the United States or any agency or instrumentality of the United States or by any foreign country. PGC is a holding company exempt from all provisions of the 1935 Act except Section 9(a)(2) of the 1935 Act pursuant to Section 3(a)(1) of the 1935 Act.

     Section 5.13 Vote Required. The approval of the PGC Merger by the holders of a majority of the shares of outstanding PGC Common Stock (the "PGC Shareholders' Approval") is the only vote of the holders of any class or series of the capital stock of PGC required to approve this Agreement, the PGC Merger and the other transactions contemplated hereby.

     Section 5.14 Opinion of Financial Advisor. PGC has received the opinion of Goldman, Sachs & Co. dated the date hereof, to the effect that, as of the date hereof, the consideration to be received by the holders of PGC Common Stock in the PGC Merger is fair from a financial point of view to the holders of PGC Common Stock.

     Section 5.15 Insurance. Except as disclosed in Section 5.15 of the PGC Disclosure Schedule, each of PGC and each of its subsidiaries is, and has been continuously since January 1, 1991, insured in such amounts and against such risks and losses as are customary for companies conducting the respective businesses conducted by PGC and its subsidiaries during such time period. Except as disclosed in Section 5.15 of the PGC Disclosure Schedule, neither PGC nor any of its subsidiaries has received any notice of cancellation or termination with respect to any material insurance policy thereof. All material insurance policies of PGC and its subsidiaries are valid and enforceable policies.

     Section 5.16 Applicability of Certain Oregon Law Provision. None of the transactions contemplated by this Agreement is subject to the control share acquisition provisions of Section 60.801 et seq. of the OBCA, the business combination provisions of Section 60.825 of the OBCA or any similar provisions of the articles of incorporation or bylaws of PGC.

     Section 5.17  Status of PGC Nuclear Facility. Except as set forth in
Section 5.17 of the PGC Disclosure Schedule, the operation of the PGC Nuclear Facility and the operations related to decommissioning of the PGC Nuclear Facility have at all times been conducted in compliance with applicable health, safety, regulatory and other legal requirements, except where the failure to be so in compliance in the aggregate does not have, and cannot reasonably be expected to have, a PGC Material Adverse Effect. Except as set forth in such Schedule, neither the operations of the PGC Nuclear Facility nor the operations related to decommissioning of the PGC Nuclear Facility are the subject of any outstanding notices of violation or requests for information from the NRC or any other agency with jurisdiction over such facility. PGC maintains, and is in compliance with, an emergency plan designed to protect the health and safety of the public in the event of an unplanned release of radioactive materials from the PGC Nuclear Facility, and the NRC has determined that such plan is in compliance with its requirements. Liability insurance to the full extent required by law for non-operating nuclear facilities and consistent with PGC's view of the risks inherent in the decommissioning of the PGC Nuclear Facility remains in full force and effect regarding such facility, and the amount of such liability insurance has been approved by the NRC. Plans for the decommissioning of the PGC Nuclear Facility, and for the storage of spent nuclear fuel, conform with the requirements of applicable law, and PGC has funded such plans to the extent required by law. The PGC Decommissioning Plan as approved by the NRC on April 15, 1996 (the "Decommissioning Plan"), has not been amended, and remains a true and correct copy of the decommissioning plan approved by the NRC. Except as disclosed in Section 5.17 of the PGC Disclosure Schedule, PGE has no intention of varying its operations from those described in the Decommissioning Plan and has no other material commitments (whether written or oral) to Governmental Authorities with respect to the PGC Nuclear Facility.

     Section 5.18 Authority, Non-Contravention and Statutory Approvals relating to the Agreement As Amended by the First Amendment.

          (a) Authority. PGC has all requisite power and authority to enter into the First Amendment and, subject to the Supplemental PGC Shareholders' Approval (as defined in Section 5.19) and the PGC Required Statutory Approvals, to consummate the transactions contemplated by this Agreement. The execution and delivery of the First Amendment and the consummation by PGC of the transactions contemplated by this Agreement and thereby have been duly authorized by all necessary corporate action on the part of PGC, subject to obtaining the Supplemental PGC Shareholders' Approval. The First Amendment has been duly and validly executed and delivered by PGC and, assuming the due authorization, execution and delivery hereof by Enron and the Company, constitutes the legal, valid and binding obligation of PGC enforceable against PGC in accordance with its terms.

          (b) Non-Contravention. Except as disclosed in Section 5.4(b) of the PGC Disclosure Schedule, the execution and delivery of the First Amendment by PGC do not, and the consummation of the transactions contemplated by this Agreement will not, result in a PGC Violation under any provisions of
     (i) the articles of incorporation, bylaws or similar governing documents of PGC or any of its subsidiaries or joint ventures, (ii) subject to obtaining the PGC Required Statutory Approvals and the Supplemental PGC Shareholders' Approval, any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority applicable to PGC or any of its subsidiaries or joint ventures or any of their respective properties or assets, or (iii) subject to obtaining PGC Required Consents, any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which PGC or any of its subsidiaries or joint ventures is now a party or by which any of them or any of their respective properties or assets may be bound or affected, excluding from the foregoing clauses (ii) and (iii) such PGC Violations as would not have, in the aggregate, a PGC Material Adverse Effect.

          (c) Statutory Approvals. Except for (i) the OPUC Approval, (ii) a declaration of effectiveness by the SEC of the Post-Effective Amendment,
     (iii) the matters set forth in items (5) and (6) on Section 5.4(c) of the PGC Disclosure Schedule, (iv) those declarations, filings, registrations, notices, authorizations, consents, findings or approvals that have already been made and (v) any supplemental filings relating to any of the foregoing required by the execution of the First Amendment or the transactions contemplated thereby, there are no PGC Required Statutory Approvals in connection with the execution and delivery of the First Amendment by PGC or the consummation by PGC of the transactions contemplated by this Agreement, the failure to obtain, make or give which would have, in the aggregate, a PGC Material Adverse Effect.

     Section 5.19 Vote Required for First Amendment. The approval of the First Amendment and the PGC Merger by the holders of a majority of the shares of outstanding PGC Common Stock (the "Supplemental PGC Shareholders' Approval") is the only vote of the holders of any class or series of the capital stock of PGC required to approve this Agreement (as amended by the First Amendment), the PGC Merger and the other transactions contemplated by this Agreement.

     Section 5.20 Supplemental Opinion of Financial Advisor. PGC has received the opinion of Goldman, Sachs & Co. dated the date of the First Amendment to the effect that, as of such date, the consideration to be received by the holders of PGC Common Stock in the PGC Merger pursuant to this Agreement (as amended by the First Amendment) is fair from a financial point of view to the holders of PGC Common Stock.

                                   ARTICLE VI

                     CONDUCT OF BUSINESS PENDING THE MERGER

     After the date hereof and prior to the Effective Time or earlier termination of this Agreement, each of Enron and PGC agrees as to itself and its subsidiaries, except as expressly contemplated or permitted in this Agreement, or to the extent the other party shall otherwise consent in writing, which consent shall not be unreasonably withheld, as follows:

     Section 6.1 Ordinary Course of Business. PGC shall, and shall cause its subsidiaries to, carry on their respective businesses in all material respects in the usual, regular and ordinary course, consistent with past practice, and shall, and shall cause its subsidiaries to, use all reasonable efforts to (i) preserve intact their present business organizations and goodwill, preserve the goodwill and relationships with customers, suppliers and others having business dealings with them, (ii) subject to prudent management of workforce needs and ongoing or planned programs relating to downsizing, re-engineering and similar matters, keep available the services of their present officers and employees as a group, (iii) maintain and keep its material properties and assets in as good repair and condition as at present, subject to ordinary wear and tear, and maintain supplies and inventories in quantities consistent with past practice and (iv) with respect to wholesale power and energy trading and transactions, comply with prudent policies, practices and procedures with respect to risk management and trading limitations, all to the end that their goodwill and ongoing businesses shall not be impaired in any material respect at the Effective Time.

     Section 6.2  Dividends and Repurchases.

          (a) PGC shall not and shall not permit any of its subsidiaries to: (i) declare or pay any dividends on or make other distributions in respect of any of their capital stock other than (A) dividends by a wholly-owned subsidiary to PGC or another wholly-owned subsidiary, (B) dividends by a less than wholly-owned subsidiary consistent with past practice, (C) stated dividends on PGE Preferred Stock, or (D) regular dividends on PGC Common Stock with usual record and payment dates that, in any fiscal year, do not exceed 106% of the dividends for the prior fiscal year; (ii) split, combine or reclassify any of its capital stock or the capital stock of any subsidiary or issue or authorize or propose the issuance of any other securities in respect of, in lieu of, or in substitution for, shares of its capital stock or the capital stock of any subsidiary; or (iii) redeem, repurchase or otherwise acquire any shares of its capital stock or the capital stock of any subsidiary other than (A) redemptions, repurchases and other acquisitions of shares of capital stock in connection with the administration of employee benefit and dividend reinvestment plans as in effect on the date hereof in the ordinary course of the operation of such plans consistent with past practice, or (B) intercompany acquisitions of capital stock.

          (b) Except as set forth on Section 6.2(b) of the Enron Disclosure Schedule, Enron shall not, and shall not permit any subsidiary to, redeem, repurchase or otherwise acquire any shares of its capital stock or the capital stock of any subsidiary other than (i) redemptions, repurchases and other acquisitions of shares of capital stock in connection with the administration of employee benefit and dividend reinvestment plans as in effect on the date hereof in the ordinary course of the operation of such plans consistent with past practice or (ii) any market repurchase plans consistent with Rule 10b-18 under the Exchange Act, or (iii) intercompany acquisitions of capital stock.

          (c) Enron shall not and shall not permit any of its subsidiaries to directly or indirectly declare or pay any dividend on the Enron Common Stock consisting of shares of capital stock of Enron Capital & Trade Resources Corp. or effect a distribution, whether by dividend, recapitalization, reclassification or otherwise, to the holders of Enron Common Stock consisting of evidences of indebtedness, rights, options or warrants to purchase securities (other than rights attached to the Enron Common Stock).

          (d) Enron shall not pay any cash dividends in any fiscal year on the Enron Common Stock in excess of 110% of the dividends for the prior fiscal year.

     Section 6.3 Issuance of Securities. PGC shall not, nor shall it permit any of its subsidiaries to, issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock or the capital stock of any subsidiary or any class or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such shares of capital stock, other than the issuance of common stock or stock appreciation or similar rights, as the case may be, pursuant to PGC's existing Long Term Incentive Master Plan, Retirement Savings Plan, Employee Stock Ownership Plan or Outside Directors Stock Compensation Plan, consistent in kind and amount with past practice and other than issuances by wholly-owned subsidiaries of PGC of securities to other wholly-owned subsidiaries of PGC.

     Section 6.4 Charter Documents. Except as disclosed in Section 6.4 of the Enron Disclosure Schedule or the PGC Disclosure Schedule, none of Enron, the Company or PGC shall amend or propose to amend its certificate or articles of incorporation or by-laws, except as contemplated herein, in any way that would adversely affect the consummation of the transactions contemplated by this Agreement or that would alter the terms of the securities to be issued in the PGC Merger.

     Section 6.5 Acquisitions. Except as disclosed in Section 6.5 of the PGC Disclosure Schedule, PGC shall not, nor shall it permit any of its subsidiaries to, acquire or agree to acquire, by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any material amount of assets other than in the ordinary course of business.

     Section 6.6 No Dispositions. Except as disclosed in Section 6.6 of the PGC Disclosure Schedule, and other than in the ordinary course of business consistent with past practice, PGC shall not nor shall it permit any of its subsidiaries to, sell, lease, license, encumber or otherwise dispose of, any of its assets.

     Section 6.7 Indebtedness. PGC shall not, nor shall it permit any of its subsidiaries to, incur or guarantee any indebtedness (including any debt borrowed or guaranteed or otherwise assumed, including, without limitation, the issuance of debt securities or warrants or rights to acquire debt) other than
(a) short-term indebtedness in the ordinary course of business consistent with past practice, (b) long-term indebtedness incurred by PGE in connection with the refinancing of existing indebtedness either at its stated maturity or at a lower cost of funds, (c) up to $175 million in long-term indebtedness, and up to $15 million in long-term indebtedness for pollution control bonds, in each case incurred by PGE in the ordinary course of business consistent with past practice, (d) up to $100 million in indebtedness having maturities not to exceed 5 years from its date of incurrence incurred by PGC or Portland General Holdings, Inc. ("PGH"), provided that if such indebtedness has a maturity in excess of one year from the date of its incurrence, such indebtedness shall be incurred only after consultation with Enron, and (e) the securitization referred to in item 2 of Section 6.6 of the PGC Disclosure Schedule. Notwithstanding the foregoing, PGC shall not guarantee any indebtedness of PGE, but PGC and PGH shall be permitted to guarantee obligations under commercial contracts in the ordinary course of business that are not prohibited by this Agreement.

     Section 6.8 Capital Expenditures. Except as disclosed in Section 6.8 of the PGC Disclosure Schedule or as required by law, PGC shall not, nor shall it permit any of its subsidiaries to, make any capital expenditures, other than capital expenditures to repair or replace facilities destroyed or damaged due to casualty or accident (whether or not covered by insurance).

     Section 6.9 Compensation, Benefits. Except as disclosed in Section 6.9 of the PGC Disclosure Schedule, PGC shall not, nor shall it permit any of its subsidiaries to, (i) enter into, adopt or amend (except as may be required by applicable law), or increase the amount or accelerate the payment or vesting of any benefit or amount payable under, any employee benefit plan or other contract, agreement, commitment, arrangement, plan or policy maintained by, contributed to or entered into by PGC or any of its subsidiaries, or increase, or enter into any contract, agreement, commitment or arrangement to increase in any manner, the compensation or fringe benefits, or otherwise to extend, expand or enhance the engagement, employment or any related rights, of any director, officer or other employee of PGC or any of its subsidiaries, except pursuant to binding legal commitments and except for normal (including incentive) increases, extensions, expansions, enhancements, amendments or adoptions in the ordinary course of business consistent with past practice that, in the aggregate, do not result in a material increase in benefits or compensation expense to PGC and its subsidiaries taken as a whole or (ii) enter into or amend any employment, severance, special pay arrangement with respect to termination of employment or other similar contract, agreement or arrangement with any director or officer of PGC or any of its subsidiaries other than in the ordinary course of business consistent with past practice. PGC shall take such action as shall be necessary so that neither the execution of this Agreement nor the transactions contemplated hereby shall constitute a "Change in Control" within the meaning of the Portland General Corporation Retirement Savings Plan.

     Section 6.10 Tax-Free Status. Neither Enron nor PGC shall, nor shall either permit any of its subsidiaries to, take any actions that would, or would be reasonably likely to, adversely affect the qualification of the Mergers as reorganizations within the meaning of Section 368(a) of the Code.

     Section 6.11 Discharge of Liabilities. PGC shall not pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice (which includes the payment of final and nonappealable judgments and the refinancing of existing indebtedness for borrowed money either at its stated maturity or at a lower cost of funds) or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, its most recent consolidated financial statements (or the notes thereto) included in its reports filed with the SEC, or incurred in the ordinary course of business consistent with past practice or as disclosed in Section 6.11 of the PGC Disclosure Schedule.

     Section 6.12 Cooperation, Notification. Each of Enron and PGC shall: (a) confer on a regular and frequent basis with one or more representatives of the other to discuss the general status of its ongoing operations; (b) promptly notify the other of any significant changes in its business, properties, financial condition or results of operations; (c) advise the other of any change or event that has had or, insofar as reasonably can be foreseen, is reasonably likely to result in, an Enron Material Adverse Effect or a PGC Material Adverse Effect, as the case may be; and (d) promptly provide the other with copies of all filings made by it or any of its subsidiaries with any state or federal court, administrative agency, commission or other Governmental Authority in connection with this Agreement and the transactions contemplated hereby.

     Section 6.13 Conduct of Business by Enron. Prior to the Effective Time, Enron will conduct its business, and will cause its subsidiaries to conduct their respective businesses, so that the character of the business of Enron and its subsidiaries taken as a whole will not be fundamentally altered.

     Section 6.14 Third-Party Consents. Enron shall, and shall cause its subsidiaries to, use all reasonable efforts to obtain all Enron Required Consents. Enron shall promptly notify PGC of any failure or anticipated failure to obtain any such consents and, if requested by PGC, shall provide copies of all Enron Required Consents obtained by Enron to PGC. PGC shall, and shall cause its subsidiaries to, use all reasonable efforts to obtain all PGC Required Consents. PGC shall promptly notify Enron of any failure or anticipated failure to obtain any such consents and, if requested by Enron, shall provide copies of all PGC Required Consents obtained by PGC to Enron.

     Section 6.15 No Breach, Etc. No party shall, nor shall any party permit any of its subsidiaries to, take any action that would or is reasonably likely to result in a material breach of any provision of this Agreement or in any of its representations and warranties set forth in this Agreement being untrue on and as of the Closing Date.

     Section 6.16 Insurance. Each of Enron and PGC shall, and shall cause its subsidiaries to, maintain with financially responsible insurance companies insurance in such amounts and against such risks and losses as are customary for companies engaged in their respective businesses.

     Section 6.17 Permits. Each party shall, and shall cause its subsidiaries to, use all reasonable efforts to maintain in effect all existing Permits (as defined in Section 4.4) pursuant to which such party or such party's subsidiaries operate.

     Section 6.18  Nuclear Operations.

          (a) PGC shall not (i) repudiate or breach any existing contract or arrangement for the disposal or storage of spent nuclear fuel or components of the PGC Nuclear Facility; or (ii) obligate itself to the payment of decommissioning expenses for the PGC Nuclear Facility, or propose or adopt a budget for such decommissioning expenses, which exceeds the budget for decommissioning expenses set forth in Section 6.18 of the PGC Disclosure Schedule, by an amount sufficient to produce a PGC Material Adverse Effect when measured over the life of the payment obligation or budget for such expenses. PGC shall not engage in, or enter into the business of undertaking to engage in, the transportation, treatment or disposal of radioactive waste generated by third parties. To the extent not prohibited by applicable laws, regulations, facility licenses, permits and agreements with third parties existing as of the date of this Agreement, at all times prior to the Closing, PGC shall make available to Enron, upon its request, any existing information relevant to the operation or decommissioning of the PGC Nuclear Facility, and shall inform Enron promptly of any proposed changes to the Decommissioning Plan. If PGC is prohibited by agreement with a third party from providing information to Enron, PGC shall use reasonable efforts (including taking into account Enron's willingness to execute appropriate confidentiality agreements) to obtain the consent of such third party to the release of such information. In addition, upon reasonable notice, PGC shall allow access by two individuals designated by Enron to all portions of the PGC Nuclear Facility, affording those persons the same degree of access to facilities and information to the same extent afforded the Director of Nuclear Decommissioning & Thermal Operations. Access by the individuals selected by Enron shall be pursuant to existing procedures for access to the PGC Nuclear Facility, including any security clearance and training normally required of PGC nuclear personnel.

          (b) Within fifteen days following the date of execution of this Agreement, Enron and PGC shall create a Nuclear Oversight Committee (the "Committee") consisting of two members appointed by Enron and two members appointed by PGC. The Committee shall have no authority to control, manage, operate or participate in the management of the PGC Nuclear Facility or the decommissioning of such facility, but shall be advisory only. Each member of the Committee shall have responsibility only to the entity that appointed that member to the Committee. To the extent not prohibited by applicable laws, regulations and facility licenses and permits, the Committee and each member thereof shall have access to the PGC Nuclear Facility to the same extent granted to senior nuclear personnel employed by PGC, and PGC employees shall cooperate with members of the Committee in obtaining such access and in promptly responding to all inquiries concerning the PGC Nuclear Facility. Access by the individuals selected by Enron shall be pursuant to existing procedures for access to the PGC Nuclear Facility, including any security clearance and training normally required of PGC nuclear personnel. The Committee shall consult with the management of PGC and Enron at regular intervals (but not less frequently than monthly) concerning the progress of decommissioning of the PGC Nuclear Facility.

     Section 6.19 Operations of Company. Prior to the First Effective Time, the Company shall not, and Enron shall not permit the Company to, conduct any activities or hold assets except as required in connection with the transactions contemplated hereby.

     Section 6.20 Agreements. No party or any of its subsidiaries shall agree in writing to take any action prohibited by this Article VI.

                                  ARTICLE VII

                             ADDITIONAL AGREEMENTS

     Section 7.1 Access to Information. Upon reasonable notice and during normal business hours, each party shall, and shall cause its subsidiaries to, afford to the officers, directors, employees, accountants, counsel, investment bankers, financial advisors and other representatives of the other party (collectively, "Representatives") reasonable access, during normal business hours throughout the period prior to the Effective Time, to all of its properties, books, contracts, commitments and records (including, but not limited to, Tax Returns) and, during such period, each party shall, and shall cause its subsidiaries to, furnish promptly to the other (i) a copy of each report, schedule and other document filed or received by it or any of its subsidiaries pursuant to the requirements of federal or state securities laws or filed with the SEC, the FERC, the NRC, the Department of Justice, the Federal Trade Commission, the OPUC, the Oregon Department of Energy ("ODOE") or any other federal or state regulatory agency or commission with respect to the transactions contemplated hereby and (ii) all information concerning themselves, their subsidiaries, directors, officers and shareholders and such matters as may be reasonably requested by the other party in connection with any filings, applications or approvals required or contemplated by this Agreement. All documents and information furnished pursuant to this Section 7.1 shall be subject to the Confidentiality Agreement between Enron and PGC dated as of March 11, 1996 (the "Confidentiality Agreement"). The party requesting copies of any documents from any other party hereto shall be responsible for all out-of-pocket expenses incurred by the party to whom such request is made in complying with such request, including any cost of reproducing and delivering any required information.

     Section 7.2  Joint Proxy Statement and Registration Statement.

          (a) Preparation and Filing. As promptly as reasonably practicable after the date hereof, the parties shall prepare and file with the SEC the Registration Statement and the Joint Proxy Statement (together the "Joint Proxy/Registration Statement"). The parties shall take such actions as may be reasonably required to cause the Registration Statement to be declared effective under the Securities Act as promptly as practicable after such filing. The parties shall also take such action as may be reasonably required to cause the shares of Company Common Stock and Company Preferred Stock issuable in connection with the Mergers to be registered under or to obtain an exemption from registration under applicable state "blue sky" or securities laws; provided, however, that none of the Company, PGC or Enron shall be required to register or qualify as a foreign corporation or to take any other action that would subject it to general service of process in any jurisdiction in which the Company will not, following the Effective Time, be so subject. Each of the parties shall furnish all information concerning itself that is required or customary for inclusion in the Joint Proxy/Registration Statement. If, at any time prior to the Effective Time, Enron discovers any event or circumstance relating to Enron or any of its subsidiaries, or its or their respective officers or directors, that should be set forth in an amendment to the Registration Statement or a supplement to the Joint Proxy Statement, Enron shall promptly inform PGC. If, at any time prior to the Effective Time, PGC discovers any event or circumstance relating to PGC or any of its subsidiaries, or its or their respective officers or directors that should be set forth in an amendment to the Registration Statement or a supplement to the Joint Proxy Statement, PGC shall promptly inform Enron. No representation, covenant or agreement contained in this Agreement is made by any party hereto with respect to information supplied by any other party hereto for inclusion in the Joint Proxy/Registration Statement. The Joint Proxy/Registration Statement shall comply as to form in all material respects with the Securities Act and the rules and regulations thereunder.

          (b) Letter of Enron's Accountants. Following receipt by Arthur Andersen LLP, Enron's independent auditors, of an appropriate request from PGC pursuant to SAS No. 72, Enron shall use best efforts to cause to be delivered to the Company and PGC a letter of Arthur Andersen LLP, dated a date within two business days before the effective date of the Registration Statement, and addressed to the Company and PGC, in form and substance reasonably satisfactory to the Company and PGC and customary in scope and substance for "cold comfort" letters delivered by independent public accountants in connection with registration statements and proxy statements similar to the Joint Proxy/Registration Statement.

          (c) Letter of PGC's Accountants. Following receipt by Arthur Andersen LLP, PGC's independent auditors, of an appropriate request from Enron pursuant to SAS No. 72, PGC shall use best efforts to cause to be delivered to the Company and Enron a letter of Arthur Andersen LLP dated a date within two business days before the effective date of the Registration Statement, and addressed to the Company and Enron, in form and substance satisfactory to the Company and Enron and customary in scope and substance for "cold comfort" letters delivered by independent public accountants in connection with registration statements and proxy statements similar to the Joint Proxy/Registration Statement.

          (d) Fairness Opinions. Prior to mailing the Joint Proxy Statement to the shareholders of PGC and Enron (i) Enron shall have received an opinion from Smith Barney Inc., dated the date of the Joint Proxy Statement, to the effect that, as of the date thereof, the consideration to be issued to the holders of PGC Common Stock in the PGC Merger is fair to the holders of Enron Common Stock and Enron Convertible Preferred Stock from a financial point of view, and (ii) PGC shall have received an opinion from Goldman, Sachs & Co., dated the date of the Joint Proxy Statement, to the effect that, as of the date thereof, the consideration to be received by holders of PGC Common Stock pursuant to the PGC Merger is fair to such holders from a financial point of view.

     Section 7.3  Regulatory Matters.

          (a) Regulatory Plans. Set forth on Appendix I are the terms of the revised regulatory plan to be submitted for approval by the OPUC (the "Revised OPUC Plan"). To the extent that the regulatory plans set forth in
     Schedule 7.3(a) (the "Regulatory Plans") relate to the OPUC or the state regulatory approval process, such regulatory plans (and Schedule 7.3(a)) are hereby amended to reflect the Revised OPUC Plan. The approval of the OPUC contemplated by the Revised OPUC Plan is referred to herein as the "OPUC Approval." PGC and Enron shall cooperate in good faith, consult with each other and obtain each other's consent and agreement (which shall not be unreasonably withheld) on all components of, significant steps toward the achievement of the Revised OPUC Plan and obtaining the OPUC Approval and with respect to significant filings, communications, agreements, arrangements or consents, written or oral, formal or informal, with the OPUC and/or any intervenor or representative thereof.

          (b) Other Regulatory Approvals. Each party hereto shall cooperate and use all reasonable efforts to promptly prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to use all reasonable efforts to obtain all necessary permits, consents, approvals and authorizations of all Governmental Authorities and all other persons necessary or advisable to consummate the transactions contemplated by this Agreement, including, without limitation, the Enron Required Statutory Approvals, and the PGC Required Statutory Approvals. Enron and PGC shall each consult with the other with respect to the obtaining of all such necessary or advisable permits, consents, approvals and authorizations of Governmental Authorities. Further, the parties hereto shall cooperate and use all reasonable efforts to seek appropriate authority to engage in transactions between affiliates, including OPUC approval for transactions between affiliated interests.

          (c) HSR Filings. Each party hereto shall file or cause to be filed with the Federal Trade Commission and the Department of Justice any notifications required to be filed by their respective "ultimate parent" entities under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the rules and regulations promulgated thereunder with respect to the transactions contemplated hereby. Such parties will use all reasonable efforts to make such filings on a timely basis and shall respond promptly to any requests for additional information made by either of such agencies.

     Section 7.4  Shareholder Approvals.

          (a) Approval of PGC Shareholders. PGC shall, as promptly as reasonably practicable after the date hereof (i) take all steps reasonably necessary to call, give notice of, convene and hold a special meeting of its shareholders (the "PGC Special Meeting") for the purpose of securing the PGC Shareholders' Approval, (ii) distribute to its shareholders the Joint Proxy Statement in accordance with applicable federal and state law and with its articles of incorporation and bylaws, which Joint Proxy Statement shall contain the recommendation of the Board of Directors of PGC that its shareholders approve the PGC Merger, this Agreement and the transactions contemplated hereby, (iii) use all reasonable efforts to solicit from its shareholders proxies in favor of the approval and adoption of the PGC Merger, this Agreement and the transactions contemplated hereby and to secure the PGC Shareholders' Approval, and (iv) cooperate and consult with Enron with respect to each of the foregoing matters; provided, that nothing contained in this Section 7.4(a) shall prohibit the PGC Board of Directors from failing to make or from withdrawing or modifying its recommendation to the PGC shareholders hereunder if the Board of Directors of PGC, after consultation with and based upon the written advice of independent legal counsel, determines in good faith that such action is necessary for such Board of Directors to comply with its fiduciary duties to its shareholders under applicable law.

          (b) Approval of Enron Shareholders. Enron shall, as promptly as reasonably practicable after the date hereof (i) take all steps reasonably necessary to call, give notice of, convene and hold a special meeting of its shareholders (the "Enron Special Meeting") for the purpose of securing the Enron Shareholders' Approval, (ii) distribute to its shareholders the Joint Proxy Statement in accordance with applicable federal and state law and its articles of incorporation and bylaws, which Joint Proxy Statement shall contain the recommendation of the Enron Board of Directors that its shareholders approve the Reincorporation Merger, this Agreement and the transactions contemplated hereby and (iii) use all reasonable efforts to solicit from its shareholders proxies in favor of the approval and adoption of the Reincorporation Merger, this Agreement and the transactions contemplated hereby and to secure the Enron Shareholders' Approval, and
     (iv) cooperate and consult with PGC with respect to each of the foregoing matters; provided, that nothing contained in this Section 7.4(b) shall prohibit the Enron Board of Directors from failing to make or from withdrawing or modifying its recommendation to the Enron shareholders hereunder if the Board of Directors of Enron, after consultation with and based upon the written advice of independent legal counsel, determines in good faith that such action is necessary for such Board of Directors to comply with its fiduciary duties to its shareholders under applicable law.

          (c) Meeting Date. The Enron Special Meeting and the PGC Special Meeting shall be held on the same day unless otherwise agreed by Enron and PGC.

     Section 7.5  Directors' and Officers' Indemnification.

          (a) Indemnification. To the extent, if any, not provided by an existing right of indemnification or other agreement or policy, from and after the Effective Time, the Company shall, to the fullest extent not prohibited by applicable law, indemnify, defend and hold harmless the present and former directors, officers and management employees of the parties hereto and their respective subsidiaries (each an "Indemnified Party" and, collectively, the "Indemnified Parties") against (i) all losses, expenses (including reasonable attorneys' fees and expenses), claims, damages, costs, liabilities, judgments or (subject to the proviso of the next succeeding sentence) amounts that are paid in settlement of or in connection with any claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of the fact that such person is or was a director, officer or management employee of such party or any subsidiary thereof, whether pertaining to any matter existing or occurring at or prior to or after the Effective Time and whether asserted or claimed prior to, at or after the Effective Time and
     (ii) all liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to this Agreement or the transactions contemplated hereby. In the event of any such loss, expense, claim, damage, cost, liability, judgment or settlement (whether or not arising before the Effective Time), (x) the Company shall pay the reasonable fees and expenses of counsel selected by the Indemnified Parties, which counsel shall be reasonably satisfactory to the Company, promptly after statements therefor are received, and otherwise advance to the Indemnified Parties upon request reimbursement of documented expenses reasonably incurred, in either case to the extent not prohibited by the laws of the State of Oregon, (y) the Company shall cooperate in the defense of any such matter and (z) any determination required to be made with respect to whether an Indemnified Party's conduct complies with the standards under applicable law or as set forth in the Company's articles of incorporation or bylaws shall be made by independent counsel mutually acceptable to the Company and the Indemnified Party; provided, however, that the Company shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld or delayed). The Indemnified Parties as a group may retain only one law firm (other than local counsel) with respect to each related matter except to the extent there is, in the sole opinion of counsel to an Indemnified Party, under applicable standards of professional conduct, a conflict on any significant issue between positions of any two or more Indemnified Parties, in which case each Indemnified Party with a conflicting position on a significant issue shall be entitled to separate counsel. In the event any Indemnified Party is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Company shall reimburse such Indemnified Party for all of its expenses in bringing and pursuing such action. Each Indemnified Party shall be entitled to the advancement of expenses to the full extent contemplated in this Section 7.5(a) in connection with any such action.

          (b) Insurance. For a period of six (6) years after the Effective Time, the Company shall cause to be maintained in effect the policies of directors' and officers' liability insurance maintained by Enron and PGC; provided that the Company may substitute therefor policies of at least the same coverage containing terms that are no less advantageous with respect to matters occurring at or prior to the Effective Time to the extent such liability insurance can be maintained annually at a cost to the Company not greater than 200 percent of the current annual premiums for the policies currently maintained by Enron and PGC for their directors' and officers' liability insurance; provided further, that if such insurance cannot be so maintained or obtained at such cost, the Company shall maintain or obtain a policy providing the best coverage available, as determined by the Board of Directors of the Company, for a premium not exceeding 200 percent of the respective current annual premiums of each of Enron and PGC for their directors' and officers' liability insurance and other indemnity agreements.

          (c) Successors. In the event the Company or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then and in either such case, proper provision shall be made so that the successors and assigns of the Company shall assume the obligations set forth in this Section 7.5.

          (d) Survival of Indemnification. To the fullest extent not prohibited by law, from and after the Effective Time, all rights to indemnification now existing in favor of the employees, agents, directors or officers of Enron, PGC and their respective subsidiaries with respect to their activities as such prior to or at the Effective Time, as provided in their respective articles or certificate of incorporation or bylaws or indemnification agreements in effect on the date of such activities or otherwise in effect on the date hereof, shall survive the Mergers and shall continue in full force and effect for a period of not less than six years from the Effective Time, provided that, in the event any claim or claims are asserted or made within such six year period, all such rights to indemnification in respect of any claim or claims shall continue until final disposition of such claim or claims.

     Section 7.6  Disclosure Schedules. On or before the date of this Agreement,
(i) PGC has delivered to Enron a schedule (the "PGC Disclosure Schedule") accompanied by a certificate signed by the chief financial officer of PGC stating that the Disclosure Schedule is being delivered pursuant to this Section 7.6(i) and (ii) Enron has delivered to PGC a schedule (the "Enron Disclosure Schedule") accompanied by a certificate signed by an executive officer of Enron stating that the Enron Disclosure Schedule is being delivered pursuant to this
Section 7.6(ii). The PGC Disclosure Schedule and the Enron Disclosure Schedule are collectively referred to herein as the "Disclosure Schedules". The Disclosure Schedules constitute an integral part of this Agreement and modify the respective representations, warranties, covenants or agreements of the parties hereto contained herein to the extent that such representations, warranties, covenants or agreements expressly refer specifically to the applicable section of the Disclosure Schedules. Any and all statements, representations, warranties or disclosures set forth in the Disclosure Schedules shall be deemed to have been made on and as of the date of this Agreement.

     Section 7.7 Public Announcements. Enron and PGC shall cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement or any of the transactions contemplated hereby and, subject to each party's disclosure obligations imposed by law or any applicable national securities exchange, (a) shall consult with each other with respect to any public announcements or statements and (b) shall not issue any public announcement or statement with respect to the transactions contemplated by this Agreement that is inconsistent with any public announcement or statement previously made by either party without the consent of the other party.

     Section 7.8 Rule 145 Affiliates. PGC shall identify in a letter to Enron all persons who are, on the date hereof, "affiliates" of PGC, as such term is used in Rule 145 under the Securities Act. PGC shall use all reasonable efforts to cause its respective affiliates to deliver to Enron not later than 10 days prior to the date of the PGC Special Meeting, a written agreement substantially in the form attached as Exhibit A (an "Affiliate Agreement"), and shall use all reasonable efforts to cause persons who become "affiliates" after such date but prior to the Closing Date to execute and deliver agreements at least 5 days prior to the Closing Date.

     Section 7.9 Employee Agreements. Subject to Section 7.10 and Section 7.15, the Company and its subsidiaries shall honor, all contracts, agreements, collective bargaining agreements and commitments of the parties that apply to any current or former employees or current or former directors of the parties hereto; provided, however, that this undertaking is not intended to prevent the Company from enforcing such contracts, agreements, collective bargaining agreements and commitments in accordance with their terms or from exercising any right (including any right resulting from mutual consent) to amend, modify, suspend, revoke or terminate any such contract, agreement, collective bargaining agreement or commitment.

     Section 7.10  Employee Benefit Plans.

          (a) Maintenance of Benefits. The Company or its subsidiaries shall provide PGC Employees (as defined below) (other than represented employees), for a period of not less than two years following the Effective Time, with benefits that are not materially less favorable in the aggregate than those provided to such individuals under the PGC Benefit Plans; provided, that the foregoing shall not require the Company to maintain or prevent the Company from amending, terminating, or merging any particular PGC Benefit Plan. PGC Employees means (i) individuals who are, as of the Effective Time, employees of PGC and its subsidiaries, except that such an individual shall cease to be considered a "PGC Employee" and shall thereafter be considered a "Transferred Employee" if and when he or she transfers to the employment of Enron or an affiliate of Enron other than PGC and its subsidiaries; and (ii) individuals who are, as of the Effective Time, former employees of PGC and its subsidiaries entitled to benefits according to the provisions of any PGC Benefit Plan as of the Effective Time.

          (b) Nonqualified Plans and Severance. In addition to, and without limitation of the foregoing, for two years following the Effective Time:
     (i) the Portland General Corporation Supplemental Executive Retirement Plan and the Portland General Corporation Management Deferred Compensation Plan (the "Nonqualified Plans") shall continue in effect without any amendment that could adversely affect PGC Employees who are participants in such plans as of the Effective Time ("Current Participants") (including without any limitation an amendment that reduces the rate at which benefits are accrued); (ii) the Portland General Electric Company Umbrella Trust for Management shall continue in existence with assets sufficient to provide for all benefits of Current Participants that have accrued through the Effective Time (the "Accrued Benefits"), and such assets shall not be used for any purposes other than the payment of the Accrued Benefits or to pay creditors of PGC and its affiliates in the event of insolvency, until such time as all Accrued Benefits have been paid; and (iii) PGC Employees and Transferred Employees (other than represented employees) shall be entitled to severance benefits in amounts and upon terms and conditions no less favorable than those in effect under the Portland General Corporation Involuntary Severance and Outplacement Plan, as in effect as of the Effective Time.

          (c) Continuity of Benefits. The Company and its subsidiaries shall (i) for all purposes under all compensation and benefit plans and policies applicable to employees of the Company and its subsidiaries, treat all service by PGC Employees and Transferred Employees with PGC or any of its affiliates before the Effective Time as service with the Company and its subsidiaries, except to the extent such treatment would result in a duplication of benefits, (ii) for purposes of any welfare or other employee benefit plan maintained by them for the benefit of PGC Employees and/or Transferred Employees or in which any PGC Employees and/or Transferred Employees participate after the Effective Time, waive any waiting periods and limitations regarding pre-existing conditions, and if any PGC Employee or Transferred Employee transfers from one such plan to another such plan during a plan year, cause the second plan to recognize any out-of-pocket expenses incurred by such PGC Employee or Transferred Employee and his or her eligible dependents during the portion of the plan year before such transfer for purposes of determining their deductibles and out-of-pocket maximums.

     Section 7.11  Incentive, Stock and Other Plans.

          (a) Existing PGC Stock Options. As of the Effective Time, each outstanding option to purchase shares of PGC Common Stock (each, a "PGC Stock Option") pursuant to the 1990 Portland General Corporation Long-Term Incentive Master Plan (the "PGC Stock Plan") shall be amended to constitute an option to acquire shares of Company Common Stock, on the same terms and conditions as were applicable under such PGC Stock Option, based on the same number of shares of the Company Common Stock as the holder of such PGC Stock Option would have been entitled to receive pursuant to the Mergers in accordance with Article II had such holder exercised such option in full immediately prior to the Effective Time; provided, that the option price of such option shall be adjusted as necessary to preserve both (A) the aggregate gain (or loss) on the PGC Stock Option immediately prior to the Effective Time and (B) the ratio of the exercise price per share subject to the PGC Stock Option to the fair market value (determined immediately prior to the Effective Time) per share subject to such option.

          (b) Other Stock Compensation. Following the Effective Time until December 31, 2000, PGC Employees shall be entitled to receive either (i) a company matching contribution to a profit sharing plan, in the form of Company Common Stock, on terms and conditions no less favorable than those in effect under the Portland General Corporation Retirement Savings Plan immediately before the Effective Time, or (ii) stock options under the Enron All-Employee Stock Option Program on terms and conditions no less favorable than similarly situated employees of Enron and its subsidiaries, but pro-rated to reflect the time remaining between the time PGC Employees begin to participate in such plan until December 31, 2000.

          (c) Annual Incentive Plan. For the year in which the Effective Time occurs (the "Transition Year"), the Portland General Corporation Annual Incentive Master Plan shall remain in effect and shall be administered by the individuals who constitute the Compensation Committee of PGC immediately before the Effective Time, with only such amendments as such individuals and Enron shall jointly determine to be appropriate. For the two years following the Transition Year, the employees of PGC shall participate in an annual incentive plan administered by the Chief Executive Officer of PGC or his designees; provided, however, that the funding levels for such plan shall be determined by the Compensation Committee of Enron following the Effective Time.

          (d) Company Action. With respect to each PGC Benefit Plan and each other plan referred to above under which the delivery of PGC Common Stock or Company Common Stock is required upon payment of benefits, grant of awards or exercise of options (the "Stock Plans"), the Company shall take all corporate action necessary or appropriate to (i) provide for the issuance or purchase in the open market of Company Common Stock rather than PGC Common Stock pursuant thereto, and otherwise to amend the Stock Plans to reflect this Agreement and the Mergers, (ii) obtain shareholder approval with respect to such Stock Plan to the extent such approval is required for purposes of the Code or other applicable law, or to enable such Stock Plan to comply with Rule 16b-3 promulgated under the Exchange Act, (iii) reserve for issuance under such plan or otherwise provide a sufficient number of shares of Company Common Stock for delivery upon payment of benefits, grant of awards or exercise of options under such Stock Plan and (iv) as soon as practicable after the Effective Time, file registration statements on Form S-3 or Form S-8 or amendments on such forms to the Form S-4 Registration Statement, as the case may be (or any successor or other appropriate forms), with respect to the shares of Company Common Stock subject to such Stock Plan to the extent such registration statement is required under applicable law, and the Company shall use its best efforts to maintain the current status of the prospectuses contained therein) for so long as such benefits and grants remain payable and such options remain outstanding. With respect to those individuals who subsequent to the Mergers will be subject to the reporting requirements under Section 16(a) of the Exchange Act, the Company shall administer the Stock Plans, where applicable, in a manner that complies with Rule 16b-3 promulgated under the Exchange Act.

     Section 7.12  No Solicitations.

          (a) From the date of this Agreement until the Effective Time or until this Agreement is terminated in accordance with Article IX hereof, PGC shall not initiate, solicit or encourage (including by way of furnishing information or assistance), or take any other action to facilitate, any inquiries or the making of any proposal relating to, or that may reasonably be expected to lead to, any PGC Competing Transaction (as defined below), or enter into discussions or negotiate with any person or entity in furtherance of such inquiries or to obtain a PGC Competing Transaction, or agree to or endorse any PGC Competing Transaction, or authorize or permit any of the officers, directors or employees of PGC or any of its subsidiaries or any investment banker, financial advisor, attorney, accountant or other representative retained by PGC or any of PGC's subsidiaries to take any such action, and PGC shall promptly notify Enron of all relevant terms (including the identities of the parties involved) of any such inquiries and proposals received by PGC or any of its subsidiaries or by any such officer, director, investment banker, financial advisor, attorney, accountant or other representative relating to any of such matters and if such inquiry or proposal is in writing, PGC shall promptly deliver or cause to be delivered to Enron a copy of such inquiry or proposal; provided, however, that, prior to receipt of the Supplemental PGC Shareholders' Approval at the Supplemental PGC Shareholders' Meeting, nothing contained in this Section 7.12 shall prohibit the Board of Directors of PGC from (i) furnishing information to, or entering into discussions or negotiations with, any person or entity in connection with an unsolicited bona fide offer in writing by such person or entity to acquire PGC pursuant to a merger, consolidation, share exchange, business combination or other similar transaction or to acquire a substantial portion of the assets of PGC or any of its subsidiaries, to the extent and only to the extent that (A) the Board of Directors of PGC, after consultation with and based upon the written advice of independent legal counsel, determines in good faith that such action is necessary for such Board of Directors to comply with its fiduciary duties to its shareholders under applicable law and (B) prior to furnishing such information to, or entering into discussions or negotiations with, such person or entity PGC
     (x) provides written notice to Enron to the effect that it is furnishing information to, or entering into discussions or negotiations with, such person or entity and (y) enters into a confidentiality agreement with such person or entity reasonably calculated under the circumstances, in the reasonable judgment of PGC, to protect the confidentiality of PGC's proprietary data; or (ii) complying with Rule 14e-2 promulgated under the Exchange Act with regard to a PGC Competing Transaction. For purposes of this Agreement, "PGC Competing Transaction" shall mean any of the following (other than the transactions contemplated by this Agreement) involving PGC or any of its subsidiaries: (i) any merger, consolidation, share exchange, business combination or similar transaction; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 20% or more of the assets of PGC and its subsidiaries, taken as a whole, (iii) any tender offer or exchange offer for 20% or more of the outstanding shares of capital stock of PGC; (iv) any person acquiring beneficial ownership of, or any group (as such term is defined under Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) being formed which beneficially owns or has the right to acquire beneficial ownership of, 20% or more of the outstanding shares of capital stock of PGC; or (v) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

          (b) From the date of this Agreement until the Effective Time or until this Agreement is terminated in accordance with Article IX hereof, Enron shall not initiate, solicit or encourage (including by way of furnishing information or assistance), or take any other action to facilitate, any inquiries or the making of any proposal relating to, or that may reasonably be expected to lead to, any Enron Competing Transaction (as defined below), or enter into discussions or negotiate with any person or entity in furtherance of such inquiries or to obtain an Enron Competing Transaction, or agree to or endorse any Enron Competing Transaction, or authorize or permit any of the officers, directors or employees of Enron or any of its subsidiaries or any investment banker, financial advisor, attorney, accountant or other representative retained by Enron or any of Enron's subsidiaries to take any such action, and Enron shall promptly notify PGC of all relevant terms (including the identities of the parties involved) of any such inquiries and proposals received by Enron or any of its subsidiaries or by any such officer, director, investment banker, financial advisor, attorney, accountant or other representative relating to any of such matters and if such inquiry or proposal is in writing, Enron shall promptly deliver or cause to be delivered to PGC a copy of such inquiry or proposal; provided, however, that prior to receipt of the Enron Shareholders' Approval at the Enron Special Meeting, nothing contained in this Section 7.12(b) shall prohibit the Board of Directors of Enron from
     (i) furnishing information to, or entering into discussions or negotiations with, any person or entity in connection with an unsolicited bona fide offer in writing by such person or entity to acquire Enron pursuant to a merger, consolidation, share exchange, business combination or other similar transaction or to acquire a substantial portion of the assets of Enron or any of its subsidiaries, to the extent and only to the extent that
     (A) the Board of Directors of Enron, after consultation with and based upon the written advice of independent legal counsel, determines in good faith that such action is necessary for such Board of Directors to comply with its fiduciary duties to its shareholders under applicable law and (B) prior to furnishing such information to, or entering into discussions or negotiations with, such person or entity Enron (x) provides written notice to PGC to the effect that it is furnishing information to, or entering into discussions or negotiations with, such person or entity and (y) enters into a confidentiality agreement with such person or entity comparable to those customarily used by Enron to protect the confidentiality of Enron's proprietary data; or (ii) complying with Rule 14e-2 promulgated under the Exchange Act with regard to an Enron Competing Transaction. For purposes of this Agreement, a "Enron Competing Transaction" shall mean any of the following (other than the transactions contemplated by this Agreement) involving Enron or any of its subsidiaries: (i) any merger, consolidation, share exchange, business combination or similar transaction pursuant to which holders of Enron Common Stock prior to such transaction would own in the aggregate less than 50% of the voting power of the entity surviving or resulting from such transaction (or the ultimate parent entity thereof);
     (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 50% or more of the assets of Enron and its subsidiaries, taken as a whole, (iii) any tender offer or exchange offer for 30% or more of the outstanding shares of capital stock of Enron; (iv) any person acquiring beneficial ownership of, or any group (as such term is defined under Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) being formed which beneficially owns or has the right to acquire beneficial ownership of, 30% or more of the outstanding shares of capital stock of Enron; or (v) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing; provided, that notwithstanding anything herein to the contrary, none of the foregoing shall be deemed an Enron Competing Transaction unless such transaction by its terms would prevent the consummation of the transactions contemplated by this Agreement or be conditioned upon the termination of this Agreement.

     Section 7.13 Company Board of Directors. The parties hereto will take such action as may be necessary to cause the number of directors comprising the full Board of Directors of the Company at the Effective Time to be not more than 16 persons, of whom three shall be designated by PGC and reasonably acceptable to Enron and of whom one shall be Ken L. Harrison; provided, however, that if, prior to the Effective Time, any of such designees shall decline or be unable to serve, PGC shall designate another person to serve in such person's stead reasonably acceptable to Enron.

     Section 7.14 Company Officers. At the Effective Time, pursuant to the terms hereof and the employment contract referred to in Section 7.15, Ken L. Harrison shall hold the positions of Vice Chairman of the Board of the Company and Chairman of the Board and Chief Executive Officer of PGE and Joseph M. Hirko shall hold the position of Senior Vice President of the Company.

     Section 7.15 Employment Contracts. Concurrently with the execution and delivery of this Agreement, the Company has entered into employment contracts with Messrs. Harrison and Hirko, respectively. Such employment agreements shall become effective immediately at the Effective Time in accordance with their terms.

     Section 7.16 Post-Merger Operations. Following the Effective Time, the Company shall conduct its operations in accordance with the following:

          (a) Principal Corporate Offices. PGE shall maintain its principal corporate offices in the city of Portland in the State of Oregon.

          (b) Corporate Officers of PGE. The corporate officers of PGE shall be entitled to maintain their current titles and responsibilities as officers of PGE, except to the extent modified by the forms of employment contracts set forth pursuant to Section 7.15, and unless and until otherwise determined by the Board of Directors of the Company. Following the Effective Time, Enron shall designate a number of directors of PGE consisting of directors of Enron and/or employees of Enron or any subsidiary thereof, including Ken L. Harrison and Joseph M. Hirko. Furthermore, PGC shall have the right to designate no more than seven non-voting advisory directors for PGE.

          (c) Charities. Immediately prior to the Effective Time, each of Enron and PGC shall cause contributions of $10 million to be made to the assets of the PGE Foundation (the "Foundation"), and the assets of the Foundation shall be used for charitable purposes in accordance with the constituent documents of the Foundation in the service area of PGE. The current directors of the Foundation, or persons nominated by a majority of such directors or nominated by their successors in accordance with this provision, shall be the directors of the Foundation.

     Section 7.17 NYSE Listing. The parties shall take such action as may be reasonably required to cause the shares of Company Common Stock to be issued in the Mergers and any Company Preferred Stock issued in exchange for shares of Enron Convertible Preferred Stock to be approved for listing on the NYSE and the exchanges on which the Enron Common Stock or Enron Convertible Preferred Stock was listed, each subject to official notice of issuance.

     Section 7.18 Expenses. Subject to Section 7.1 and Section 9.3, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby and thereby shall be paid by the party incurring such expenses, except that those expenses incurred in connection with printing the Joint Proxy/Registration Statement, the Post-Effective Amendment and the Supplemental Proxy Statement, as well as the filing fee relating thereto, shall be shared equally by Enron, on the one hand, and PGC, on the other hand.

     Section 7.19  Further Assurances.

          (a) Each of PGC and Enron shall, and shall cause their respective subsidiaries to, execute such further documents and instruments and take such further actions as may reasonably be requested by the other in order to consummate the Mergers and the transactions contemplated hereby, and to use its reasonable efforts to take or cause to be taken all actions, and to do or cause to be done all things, necessary, proper or advisable under applicable laws and regulations to consummate and make effective the Mergers and the other transactions contemplated hereby, including fully cooperating with the other in obtaining the PGC Required Statutory Approvals, the Enron Required Statutory Approvals and all other approvals and authorizations of any Governmental Authorities necessary or advisable to consummate the transactions contemplated hereby.

          (b) Enron and PGC acknowledge that the Reincorporation Merger is intended solely to enable the Company to qualify after the PGC Merger as an intrastate holding company that is exempt from the registration requirements of the 1935 Act. If, prior to the Effective Time, the 1935 Act is repealed or amended in a manner that would make it possible for PGC to merge directly with and into Enron in the manner set forth on Exhibit B hereto without having Enron, directly or indirectly, become subject to the registration requirements of the 1935 Act as a result thereof, then the form of the transactions contemplated by this Agreement will be revised to eliminate the Reincorporation Merger in the manner set forth in Exhibit B; provided that it shall be a condition to such revised transaction structure that (i) the economic benefits to Enron and PGC contemplated by this Agreement shall be preserved, and (ii) such revised transaction structure shall not have an adverse effect on any material third party or Governmental Authority declarations, filings, registrations, notices, authorizations, consents or approvals previously obtained.

     Section 7.20  PGC Supplemental Proxy Statement and Registration Statement.

          (a) Preparation and Filing. As promptly as reasonably practicable after the date of the First Amendment, the parties shall prepare and file with the SEC a post-effective amendment to the Registration Statement and a Proxy Statement (the "Supplemental Proxy Statement") in connection with the Supplemental PGC Shareholders' Meeting. The parties shall take such actions as may be reasonably required to cause the post-effective amendment to the Registration Statement (the "Post-Effective Amendment") to be declared effective under the Securities Act as promptly as practicable after such filing. The parties shall also take such action as may be reasonably required to cause the shares of Company Common Stock and Company Preferred Stock issuable in connection with the Mergers to be registered under or to obtain an exemption from registration under applicable state "blue sky" or securities laws, and to promptly make any filings required in connection with the First Amendment and the transactions contemplated thereby; provided, however, that none of the Company, PGC or Enron shall be required to register or qualify as a foreign corporation or to take any other action that would subject it to general service of process in any jurisdiction in which the Company will not, following the Effective Time, be so subject. Each of the parties shall furnish all information concerning itself that is required or customary for inclusion in the Supplemental Proxy Statement and/or the Post-Effective Amendment. If, at any time prior to the Effective Time, Enron discovers any event or circumstance relating to Enron or any of its subsidiaries, or its or their respective officers or directors, that should be set forth in an amendment to the Post-Effective Amendment or a supplement to the Supplemental Proxy Statement, Enron shall promptly inform PGC. If, at any time prior to the Effective Time, PGC discovers any event or circumstance relating to PGC or any of its subsidiaries, or its or their respective officers or directors that should be set forth in an amendment to the Post-Effective Amendment or a supplement to the Supplemental Proxy Statement, PGC shall promptly inform Enron. No representation, covenant or agreement contained in this Agreement is made by any party hereto with respect to information supplied by any other party hereto for inclusion in the Post-Effective Amendment or the Supplemental Proxy Statement. The Post-Effective Amendment and the Supplemental Proxy Statement shall comply as to form in all material respects with the Securities Act and the rules and regulations thereunder.

          (b) Letter of Enron's Accountants. Following receipt by Arthur Andersen LLP, Enron's independent auditors, of an appropriate request from PGC pursuant to SAS No. 72, Enron shall use best efforts to cause to be delivered to the Company and PGC a letter of Arthur Andersen LLP, dated a date within two business days before the effective date of the Post-Effective Amendment and addressed to the Company and PGC, in form and substance reasonably satisfactory to the Company and PGC and customary in scope and substance for "cold comfort" letters delivered by independent public accountants in connection with registration statements and proxy statements similar to the Post-Effective Amendment and the Supplemental Proxy Statement.

          (c) Letter of PGC's Accountants. Following receipt by Arthur Andersen LLP, PGC's independent auditors, of an appropriate request from Enron pursuant to SAS No. 72, PGC shall use best efforts to cause to be delivered to the Company and Enron a letter of Arthur Andersen LLP dated a date within two business days before the effective date of the Post-Effective Amendment and addressed to the

     Company and Enron, in form and substance satisfactory to the Company and Enron and customary in scope and substance for "cold comfort" letters delivered by independent public accountants in connection with registration statements and proxy statements similar to the Post-Effective Amendment and the Supplemental Proxy Statement.

          (d) Fairness Opinion. Prior to mailing the Supplemental Proxy Statement to the shareholders of PGC, PGC shall have received an opinion from Goldman, Sachs & Co., dated the date of the Supplemental Proxy Statement, to the effect that, as of the date thereof, the consideration to be received by holders of PGC Common Stock pursuant to the PGC Merger is fair to such holders from a financial point of view.

          (e) Supplemental PGC Shareholder Approval. PGC shall, as promptly as reasonably practicable after the date of the First Amendment (i) take all steps reasonably necessary to call, give notice of, convene and hold a meeting of its shareholders, which may be either a special meeting or annual meeting (the "Supplemental PGC Shareholders' Meeting"), for the purpose of securing the Supplemental PGC Shareholders' Approval, (ii) distribute to its shareholders the Supplemental Proxy Statement in accordance with applicable federal and state law and with its articles of incorporation and bylaws, which Supplemental Proxy Statement shall contain the recommendation of the Board of Directors of PGC that its shareholders approve the PGC Merger, this Agreement and the transactions contemplated by this Agreement (as amended by the First Amendment), (iii) use all reasonable efforts to solicit from its shareholders proxies in favor of the approval and adoption of the PGC Merger this Agreement (as amended by the First Amendment) and the transactions contemplated by this Agreement and to secure the Supplemental PGC Shareholders' Approval, and (iv) cooperate and consult with Enron with respect to each of the foregoing matters; provided, that nothing contained in this Section 7.20(a) shall prohibit the PGC Board of Directors from failing to make or from withdrawing or modifying its recommendation to the PGC shareholders hereunder if the Board of Directors of PGC, after consultation with and based upon the written advice of independent legal counsel, determines in good faith that such action is necessary for such Board of Directors to comply with its fiduciary duties to its shareholders under applicable law.

                                  ARTICLE VIII

                                   CONDITIONS

     Section 8.1 Conditions to Each Party's Obligation to Effect the Mergers. The respective obligations of each party to effect the Mergers shall be subject to the satisfaction prior to the Closing Date of the following conditions, except to the extent such condition is waived by the parties in writing pursuant to Section 9.5:

          (a) Shareholder Approvals. The PGC Shareholders' Approval, the Supplemental PGC Shareholder Approval and the Enron Shareholders' Approval shall have been obtained.

          (b) No Injunction. No temporary restraining order or preliminary or permanent injunction or other judgment, decree, ruling or order by any court of competent jurisdiction preventing consummation of either of the Mergers shall have been issued and continuing in effect, and the Mergers and the other transactions contemplated hereby shall not have been prohibited under any applicable federal or state law or regulation.

          (c) Registration Statement and Post-Effective Amendment. The Registration Statement and Post-Effective Amendment shall have become effective in accordance with the provisions of the Securities Act, and no stop order suspending such effectiveness shall have been issued and remain in effect.

          (d) Listing of Shares. The shares of Company Common Stock issuable in the Mergers pursuant to Article II shall have been approved for listing on the NYSE upon official notice of issuance.

          (e) Statutory Approvals. The Enron Required Statutory Approvals and the PGC Required Statutory Approvals shall have been obtained at or prior to the Effective Time, such approvals shall have become Final Orders (as hereinafter defined) and no Final Order shall impose terms or conditions that would have, or would be reasonably likely to have, an Enron Material Adverse Effect or a PGC Material Adverse Effect. A "Final Order" means action by the relevant regulatory authority that has not been reversed, stayed, enjoined, set aside, annulled or suspended, with respect to which any waiting period prescribed by law before the transactions contemplated hereby may be consummated has expired (but without the requirement for expiration of any applicable appeal period), and as to which all conditions to the consummation of such transactions prescribed by law, regulation or order have been satisfied.

     Section 8.2 Conditions to Obligation of Enron and the Company to Effect the Mergers. The obligation of Enron and the Company to effect the Reincorporation Merger and of the Company to effect the PGC Merger shall be further subject to the satisfaction, on or prior to the Closing Date, of the following conditions, except as may be waived by Enron in writing pursuant to
Section 9.5:

          (a) Performance of Obligations of PGC. PGC shall have performed in all material respects its agreements and covenants contained in or contemplated by this Agreement required to be performed by it at or prior to the Effective Time; provided, however, that with respect to the agreements and covenants set forth in Sections 6.11, 6.17 and 6.18 (and Section 6.20 to the extent related to any of the foregoing) and Article VII (other than Sections 7.3 and 7.12), this condition shall be deemed to be satisfied if (without giving effect for purposes of this Section 8.2(a) to the individual materiality standards otherwise contained in such sections) there was no failure to comply that, individually or in the aggregate, could reasonably be expected to have a PGC Material Adverse Effect.

          (b) Representations and Warranties. Except as otherwise contemplated by this Agreement, the representations and warranties of PGC set forth in this Agreement shall be true and correct as of the date hereof and as of the Closing Date as if made on and as of the Closing Date, in each case except for such failures to be so true and correct (without giving effect for purposes of this Section 8.2(b) to the individual materiality standards otherwise contained in Article V hereof) which would not, individually or in the aggregate, reasonably be expected to have a PGC Material Adverse Effect; provided, that to the extent that such representations and warranties are made specifically as of the date hereof or as of an earlier date, such representations and warranties must be satisfied only as of the date hereof or such earlier date, as the case may be.

          (c) Closing Certificates. Enron shall have received a certificate signed by the Chief Executive Officer and Chief Financial Officer of PGC, dated the Closing Date, to the effect that, to the best of each such officer's knowledge, the conditions set forth in Section 8.2(a) and Section 8.2(b) have been satisfied.

          (d) Tax Opinion. Enron shall have received an opinion of counsel from Vinson & Elkins L.L.P., in form and substance satisfactory to Enron, dated the Closing Date, which opinion may be based on appropriate representations of Enron, PGC and the Company that are in form and substance reasonably satisfactory to such counsel, to the effect that the Mergers will be treated as reorganizations within the meaning of Section 368(a) of the Code and that no gain or loss will be recognized to Enron or the holders of capital stock of Enron as a result thereof.

          (e) PGC Required Consents. The PGC Required Consents shall have been obtained, except for such PGC Required Consents the failure of which to obtain would not have a PGC Material Adverse Effect.

          (f) Approval of Regulatory Plans. The OPUC shall have issued a Final Order that approves the Revised OPUC Plan that (i) does not include the imposition or threatened imposition of any change to the payment obligations, direct or indirect, of PGC, Enron or any affiliate of either of them set forth in Sections 2(19) and 2(20) of Appendix I, (ii) adopts the conditions set forth in Appendix I (including those set forth in Sections 2(19) and 2(20)), substantially in the form set forth in Appendix I, and (iii) does not include the imposition or threatened imposition of any other conditions that are substantive. For purposes of this Section 8.2(f), the term "threatened imposition" shall mean a formal or informal expression of intent by any Governmental Authority. For purposes of this
     Section 8.2(f), the term "pay" shall include, without limitation, any imputation of revenues or reduction of revenues, and the term

     "paying" and "payment" shall have corresponding meanings. In order for Enron to assert that the condition set forth in this Section 8.2(f) has not been satisfied as a result of any action by a Governmental Authority (including without limitation a Final Order of the OPUC), Enron must give written notice to PGC to such effect no later than five business days after the date of the receipt by Enron of notice that such Governmental Authority has taken such action.

          (g) Satisfaction of PGC Conditions. PGC shall have delivered a written representation to Enron to the effect that no conditions to its obligations to consummate the PGC Merger remain to be satisfied, and that upon consummation of the Reincorporation Merger, PGC will consummate the PGC Merger.

          (h) Market-Based Rates. Enron Power Marketing, Inc. shall not have been subjected to a loss, in whole or in significant part, of its FERC authority to sell power (other than sales to Enron's affiliates (including
     PGE)) at market-based rates as a consequence of the execution of this Agreement, the performance of the transactions contemplated by this Agreement or affiliation with PGC or PGE.

     Section 8.3 Conditions to Obligation of PGC to Effect the PGC Merger. The obligation of PGC to effect the PGC Merger shall be further subject to the satisfaction, on or prior to the Closing Date, of the following conditions, except as may be waived by PGC in writing pursuant to Section 9.5:

          (a) Performance of Obligations of Enron. Enron shall have performed in all material respects its agreements and covenants contained in or contemplated by this Agreement required to be performed by it at or prior to the Effective Time; provided, however, that with respect to the agreements and covenants set forth in Article VII (other than Section 7.3 and 7.12), this condition shall be deemed to be satisfied if (without giving effect for purposes of this Section 8.3(a) to the individual materiality standards otherwise contained in such sections) there was no failure to comply that, individually or in the aggregate, could reasonably be expected to have an Enron Material Adverse Effect.

          (b) Representations and Warranties. Except as otherwise contemplated by this Agreement, the representations and warranties of Enron set forth in this Agreement shall be true and correct as of the date hereof and as of the Closing Date as if made on and as of the Closing Date, in each case except for such failures to be so true and correct (without giving effect for purposes of this Section 8.3(b) to the individual materiality standards otherwise contained in Article IV hereof) which would not, individually or in the aggregate, reasonably be expected to have an Enron Material Adverse Effect; provided, that to the extent that such representations and warranties are made specifically as of the date hereof or as of an earlier date, such representations and warranties must be satisfied only as of the date hereof or such earlier date, as the case may be.

          (c) Closing Certificates. PGC shall have received a certificate signed by the President or any Vice President and the Treasurer of Enron, dated the Closing Date, to the effect that, to the best of each such officer's knowledge, the conditions set forth in Section 8.3(a) and Section 8.3(b) have been satisfied.

          (d) Tax Opinion. PGC shall have received an opinion of counsel from Wachtell, Lipton, Rosen & Katz, in form and substance satisfactory to PGC, dated the Closing Date, which opinion may be based on appropriate representations of Enron, PGC and the Company that are in form and substance reasonably satisfactory to such counsel, to the effect that the Mergers will be treated as "reorganizations" within the meaning of Section 368(a) of the Code and that no gain or loss will be recognized to PGC or the holders of PGC Common Stock except with respect to cash received in lieu of fractional share interests.

          (e) Enron Required Consents. The Enron Required Consents shall have been obtained, except for such Enron Required Consents the failure of which to obtain would not have an Enron Material Adverse Effect.

          (f) Consummation of the Reincorporation Merger. The Reincorporation Merger shall have become effective, except as otherwise contemplated by
     Section 7.19(b).

                                   ARTICLE IX

                       TERMINATION, AMENDMENT AND WAIVER

     Section 9.1 Termination. This Agreement may be terminated at any time prior to the Closing Date, whether before or after approval by the shareholders of the respective parties hereto contemplated by this Agreement:

          (a) by mutual written consent of Enron and PGC, duly authorized by their respective Boards of Directors;

          (b) by Enron or PGC, by written notice to the other, if the Effective Time shall not have occurred on or before the first anniversary of the date hereof (the "Termination Date"); provided, however, that either party may extend the Termination Date for an additional six months (or three months if the condition set forth in Section 8.2(f) has been satisfied but the condition set forth in Section 8.1(a) has not been satisfied) from such anniversary if (i) all the conditions to consummation of the Mergers set forth in Article VIII hereof have either been satisfied or are then capable of being satisfied by such date, other than the condition set forth in Sections 8.2(a) and/or 8.2(f) and (ii) such party believes that there is a reasonable probability that such condition will be satisfied by or before such extended Termination Date; and provided further, that the right to terminate this Agreement under this Section 9.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before the termination date;

          (c) by Enron or PGC, by written notice to the other party, if (i) the Enron Shareholders' Approval shall not have been obtained at the Enron Special Meeting, including any adjournments thereof, (ii) the PGC Shareholders' Approval shall not have been obtained at the PGC Special Meeting, including any adjournments thereof or (iii) the Supplemental PGC Shareholders' Approval shall not have been obtained at the Supplemental PGC Shareholders' Meeting, including any adjournments thereof;

          (d) by Enron or PGC, if any state or federal law, order, rule or regulation is adopted or issued, that has the effect, as supported by the written, reasoned opinion of outside counsel for such party, of prohibiting either of the Mergers or causing an Enron Material Adverse Effect or PGC Material Adverse Effect, or by any party hereto, if any court or administrative agency of competent jurisdiction in the United States or any State shall have issued an order, judgment or decree permanently restraining, enjoining or otherwise prohibiting either of the Mergers or causing an Enron Material Adverse Effect or PGC Material Adverse Effect, and such order, judgment or decree shall have become final and nonappealable;

          (e) by Enron if (i) the Board of Directors of PGC fails to make or withdraws, modifies or changes its recommendation of this Agreement or the PGC Merger in a manner adverse to Enron or shall have resolved to do any of the foregoing, in each case other than under circumstances in which an Enron Material Adverse Effect has occurred; (ii) the Board of Directors of PGC shall have recommended to the shareholders of PGC any PGC Competing Transaction or entered into an agreement with respect to a PGC Competing Transaction or shall have resolved to do so; or (iii) a tender offer or exchange offer for 20% or more of the outstanding shares of capital stock of PGC is commenced, and the Board of Directors of PGC does not recommend, within the time period specified under Rule 14e-2 under the Exchange Act, that shareholders not tender their shares into such tender or exchange offer;

          (f) prior to receipt of the Supplemental PGC Shareholders' Approval at the Supplemental PGC Shareholders' Meeting, by PGC, upon two days' prior notice to Enron, if, as a result of a bona fide written offer or proposal (including a tender offer) by a party other than Enron or any of its affiliates relating to a PGC Competing Transaction, the Board of Directors of PGC, after consultation with and based upon the written advice of independent legal counsel, determines in good faith that its fiduciary duties to its shareholders under applicable law require that such other written offer or proposal be accepted; provided, however, that prior to any such termination, PGC shall use its reasonable efforts to, and shall use reasonable efforts to cause its respective financial and legal advisors to, negotiate in good faith with Enron to make such adjustments in the terms and conditions of this Agreement as would enable PGC to proceed with the transactions contemplated herein;

          (g) by PGC if (i) the Board of Directors of Enron fails to make or withdraws, modifies or changes its recommendation of this Agreement or the Reincorporation Merger in a manner adverse to PGC or shall have resolved to do any of the foregoing, in each case other than in circumstances in which a PGC Material Adverse Effect has occurred; (ii) the Board of Directors of Enron shall have recommended to the shareholders of Enron any Enron Competing Transaction or entered into an agreement with respect to an Enron Competing Transaction or shall have resolved to do so, or (iii) a tender offer or exchange is commenced that, if consummated, would constitute an Enron Competing Transaction, and the Board of Directors of Enron does not recommend, within the time period specified under Rule 14e-2 under the Exchange Act, that shareholders not tender their shares into such tender or exchange offer;

          (h) prior to receipt of the Enron Shareholders' Approval at the Enron Special Meeting by Enron, upon two days' prior notice to PGC, if, as a result of a bona fide written offer or proposal (including a tender offer) by a party other than PGC or any of its affiliates relating to an Enron Competing Transaction, the Board of Directors of Enron, after consultation with and based upon the written advice of independent legal counsel, determines in good faith that its fiduciary duties to its shareholders under applicable law require that such other written offer or proposal be accepted;

          (i) by Enron, if there shall exist a breach of any representation, warranty, covenant or agreement on the part of PGC set forth in this Agreement, which breach is not cured within 20 business days after receipt by PGC of a written notice of such breach from Enron specifying the breach and requesting that it be cured, and the effect of such breach is that the conditions set forth in Section 8.2(a) or Section 8.2(b) would not be satisfied;

          (j) by PGC, if there shall exist a breach of any representation, warranty, covenant or agreement on the part of Enron set forth in this Agreement, which breach is not cured within 20 business days after receipt by Enron of a written notice of such breach from PGC specifying the breach and requesting that it be cured, and the effect of such breach is that the conditions set forth in Section 8.3(a) or Section 8.3(b) would not be satisfied;

          (k) by PGC, if Enron adopts a plan of complete or partial liquidation or dissolution or if Enron enters into an agreement for, or there is consummated, (i) a merger, consolidation, share exchange, business combination or similar transaction pursuant to which the holders of Enron capital stock prior to such transaction would own less than 50% of the voting power attributable to the capital stock of the entity surviving or resulting from such transaction (or the ultimate parent entity thereof),
     (ii) a sale, lease, exchange, mortgage, pledge, transfer or other disposition of 50% or more of the assets of Enron and its subsidiaries, taken as a whole, or (iii) a transaction pursuant to which a person or "group" (within the meaning of Rule 13d-1 under the Exchange Act) acquires or would acquire "beneficial ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of at least 30% of the Enron Common Stock;

          (l) prior to the PGC Special Meeting, by PGC, if the Enron Transaction Price (as defined in Section 9.1(m)) is less than $36.25 (the "Floor Price");

          (m) prior to the Enron Special Meeting, by Enron, if the Enron Transaction Price is greater than $47.25 (the "Ceiling Price"). For the purposes of paragraphs (l) and (m) hereof, the term "Enron Transaction Price" shall mean the average of the Closing Prices on the 20 consecutive Trading Day period ending five Trading Days prior to the date of the PGC Special Meeting; and

          (n) by Enron, by written notice to PGC, if the OPUC issues an order (regardless of whether such order has become a Final Order) that disapproves the Mergers or that approves the Mergers in a manner that does not satisfy the condition set forth in Section 8.2(f).

     Section 9.2 Effect of Termination. In the event of termination of this Agreement by either Enron or PGC pursuant to Section 9.1, there shall be no liability on the part of either Enron or PGC or their respective officers or directors hereunder, except as provided in Section 9.3 and that the agreement contained in the second to the last sentence of Section 7.1 shall survive any such termination, and except that nothing herein or pursuant hereto (including the making of any payment pursuant to Section 9.3) shall relieve a party of any liability for (i) breach of the covenants or agreements set forth in this Agreement, or (ii) breach of any representation or warranty under this Agreement.

     Section 9.3  Termination Fees.

          (a) PGC agrees that if this Agreement is terminated pursuant to:

             (i) Section 9.1(b), Section 9.1(c) as a result of the failure of PGC to receive the Supplemental PGC Shareholders' Approval at the Supplemental PGC Shareholders' Meeting, or Section 9.1(i) as a result of a wilful breach of any representation, warranty, covenant or agreement of PGC contained herein, and at the time of the event giving rise to any such termination, there shall exist a proposal or offer from a third party relating to a PGC Competing Transaction and within twelve months after the date of termination of this Agreement a PGC Business Combination (as defined in Section 9.3(c)) shall have occurred or PGC shall have entered into a definitive agreement providing for a PGC Business Combination in either case involving the party (or an affiliate thereof) proposing the PGC Competing Transaction referred to above; or

             (ii) Section 9.1(e) or Section 9.1(f);

     then PGC shall pay to Enron promptly (but not later than five business days after receipt of notice of the amount due from Enron) an amount in cash equal to $60 million.

          (b) Enron agrees that if this Agreement is terminated pursuant to:

             (i) Section 9.1(b), Section 9.1(c) as a result of the failure of Enron to receive the Enron Shareholders Approval at the Enron Special Meeting, Section 9.1(j) as a result of a wilful breach of any representation, warranty, covenant or agreement of Enron contained herein, and at the time of the event giving rise to any such termination, there shall exist a proposal or offer from a third party relating to Enron Competing Transaction and within twelve months after the date of termination of this Agreement an Enron Business Combination (as defined in Section 9.3(c)) shall have occurred or Enron shall have entered into a definitive agreement providing for an Enron Business Combination in either case involving the party (or an affiliate thereof) proposing the Enron Competing Transaction referred to above; or

             (ii) Section 9.1(g), Section 9.1(h) or Section 9.1(k);

     then Enron shall pay to PGC promptly (but not later than five business days after receipt of notice of the amount due from PGC) an amount in cash equal to $150 million.

          (c) For purposes of this Section 9.3, the term "PGC Business Combination" means (i) a merger, consolidation, share exchange, business combination or similar transaction involving PGC, (ii) a sale, lease, exchange, transfer or other disposition of 20% or more of the assets of PGC and its subsidiaries, taken as a whole, in a single transaction or a series of transactions, or (iii) the acquisition, by a person (other than Enron or any affiliate thereof) or group (as such term is defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of 20% or more of the PGC Common Stock whether by tender or exchange offer or otherwise, and the term "Enron Business Combination" means (i) a merger, consolidation, share exchange, business combination or similar transaction involving Enron as a result of which the shareholders of Enron prior to such transaction in the aggregate cease to own at least a majority of the voting securities of the entity surviving or resulting from such transaction (or the ultimate parent entity thereof), (ii) a sale, lease, exchange, transfer or other disposition of more than 50% of the assets of Enron and its subsidiaries, taken as a whole, in a single transaction or a series of transactions, or (iii) the acquisition, by a person (other than PGC or any affiliate thereof) or group (as such term is defined under
     Section 13(d) of the Exchange Act and the rules and regulations thereunder) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of more than 30% of the Enron Common Stock whether by tender or exchange offer or otherwise.

     Section 9.4 Amendment. This Agreement may be amended by the parties hereto pursuant to action of the respective Boards of Directors of each of Enron and PGC, at any time before or after approval hereof by the shareholders of Enron and PGC and prior to the Effective Time, but after such approvals, no such amendment shall (a) alter or change the amount or kind of shares, rights or any of the proceedings of the exchange and/or conversion under Article II, (b) alter or change any of the terms and conditions of this Agreement if any of the alterations or changes, alone or in the aggregate, would materially and adversely affect the rights of holders of Enron Common Stock or PGC Common Stock or (c) alter or change any term of the articles of incorporation of the Company, except for alterations or changes that could otherwise be adopted by the Board of Directors of the Company, without the further approval of such shareholders, as applicable. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     Section 9.5 Waiver. At any time prior to the Effective Time, the parties hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by a duly authorized officer of each party.

                                   ARTICLE X

                               GENERAL PROVISIONS

     Section 10.1 Non-Survival of Representations, Warranties, Covenants and Agreements. No representation, warranty, covenant or agreement in this Agreement shall survive the Effective Time, except the covenants and agreements contained in this Section 10.1 and in Article II (Treatment of Shares), the second to the last sentence of Section 7.1 (Access to Information), Section 7.5 (Directors' and Officers' Indemnification), Section 7.9 (Employee Agreements), Section 7.10 (Employee Benefit Plans), Section 7.11 (Incentive, Stock and Other Plans),
Section 7.13 (Company Board of Directors), Section 7.14 (Company Officers),
Section 7.16 (Expenses), Section 10.2 (Brokers) and Section 10.7 (Parties in Interest), each of which shall survive in accordance with its terms.

     Section 10.2 Brokers. Enron represents and warrants that, except for Smith Barney Inc., its investment banking firm, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Enron. PGC represents and warrants that, except for Goldman, Sachs & Co., its investment banking firm, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of PGC.

     Section 10.3 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (a) if delivered personally, or (b) if sent by overnight courier service (receipt confirmed in writing), or (c) if delivered by facsimile transmission (with receipt confirmed), or (d) three days after being mailed by registered or certified mall (return receipt requested) to the parties, in each case to the following addresses (or at such other address for a party as shall be specified by like notice):

     (i) If to PGC, to:

           Alvin Alexanderson
           Senior Vice President, General
             Counsel and Secretary
           121 SW Salmon Street
           Portland, Oregon 97204
           Fax: (503) 464-2087

          with a copy to:

           Seth A. Kaplan
           Wachtell, Lipton, Rosen & Katz
           51 West 52nd Street
           New York, NY 10019
           Fax: (212) 403-2000

     (ii) If to Enron or the Company, to:

           James V. Derrick
           Robert D. Eickenroht
           1400 Smith Street
           Houston, Texas 77002
           Fax: (713) 646-3393

          with a copy to:

           J. Mark Metts
           Vinson & Elkins L.L.P.
           2300 First City Tower
           1001 Fannin
           Houston, Texas 77002
           Fax: (713) 758-2346

           Douglas W. Hawes
           Steven H. Davis
           LeBoeuf, Lamb, Greene & MacRae L.L.P.
           125 West 55th Street
           New York, NY 10019
           Fax: (212) 424-8500

     Section 10.4 Miscellaneous. This Agreement (including the documents and instruments referred to herein): (a) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof other than the Confidentiality Agreement; and (b) shall not be assigned by operation of law or otherwise. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts executed in and to be fully performed in such State, without giving effect to its conflicts of laws statutes, rules or principles. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect. The parties hereto shall negotiate in good faith to replace any provision of this Agreement so held invalid or unenforceable with a valid provision that is as similar as possible in substance to the invalid or unenforceable provision.

     Section 10.5 Interpretation. When reference is made in this Agreement to Articles, Sections or Exhibits, such reference shall be to an Article, Section or Exhibit of this Agreement, as the case may be, unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words

"include", "includes", or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Whenever "or" is used in this Agreement it shall be construed in the nonexclusive sense. Whenever reference is made to the "knowledge" of any person or entity in this Agreement or to information "known" to any person or entity in this Agreement, such terms shall refer to information actually known to the person, in a case of an individual, or in the case of a corporation or other entity, information actually known to an executive officer of such corporation or entity, as well as information which the individual or executive officer involved should reasonably be expected to have obtained as a result of undertaking an investigation of such a scope and extent as a reasonably prudent man would undertake concerning the particular subject matter.

     Section 10.6 Counterparts; Effect. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     Section 10.7 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and, except for rights of Indemnified Parties as set forth in Section 7.5 (Directors' and Officers' Indemnification), nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

     Section 10.8 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

     Section 10.9 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.9.

     IN WITNESS WHEREOF, Enron, PGC and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first above written.

                                            ENRON CORP.

                                            By:     /s/ Edmund P. Segner III

                                            Name:      EDMUND P. SEGNER III

                                            Title:   Executive Vice President
                                                        and Chief of Staff

                                            PORTLAND GENERAL CORPORATION

                                            By:       /s/ Ken L. Harrison

                                            Name:        KEN L. HARRISON

                                            Title:    Chairman of the Board,
                                                     Chief Executive Officer and
                                            President

                                            ENRON OREGON CORP.

                                            By:     /s/ Edmund P. Segner III

                                            Name:      EDMUND P. SEGNER III

                                            Title:           President

                                                                       EXHIBIT A

                         [Form of Affiliate Agreement]

Enron Corp.
1400 Smith Street
Houston, Texas 77002

Gentlemen:

     Reference is made to the Amended and Restated Agreement and Plan of Merger dated as of July 20, 1996 and amended and restated as of September 24, 1996 as amended by the First Amendment thereto dated as of April 14, 1997 (as so amended, the "Amended Merger Agreement"), by and among Enron Corp., a Delaware corporation ("Enron"), Portland General Corporation, an Oregon corporation, and Enron Oregon Corp., an Oregon corporation (the "Company"), pursuant to which both Enron and PGC will be merged with and into the Company. Pursuant to the terms and conditions of the Amended Merger Agreement, upon consummation of the transactions contemplated thereby, each share of Common Stock, par value $3.75 per share, of PGC owned by the undersigned as of the Effective Time (as defined in the Amended Merger Agreement) will be converted into and exchangeable for certain shares of the common stock, without par value, of the Company (the "Company Common Stock").

     The undersigned understands that the he may be deemed to be an "affiliate" of PGC for purposes of Rule 145 promulgated under the Securities Act of 1933, as amended (the "Act"). The undersigned is delivering this letter of undertaking and commitment pursuant to Section 7.8 of the Amended Merger Agreement.

     With respect to such shares of the Company Common Stock as may be received by the undersigned pursuant to the Amended Merger Agreement (the "Shares"), the undersigned represents to and agrees with Enron and the Company that:

          A. The undersigned will not make any offer to sell or any sale or other disposition of all or any part of the Shares in violation of the Act or the rules and regulations thereunder, including without limitation Rule 145, and will hold all the Shares subject to all applicable provisions of the Act and the rules and regulations thereunder.

          B. The undersigned has been advised that the offering, sale and delivery of the Shares to the undersigned pursuant to the Amended Merger Agreement will be registered under the Act on a Registration Statement on Form S-4. The undersigned has also been advised, however, that, since the undersigned may be deemed an "affiliate" of PGC, any public reoffering or resale by the undersigned of any of the Shares will, under current law, require either (i) the further registration under the Act of the Shares to be sold, (ii) compliance with Rule 145 promulgated under the Act (permitting limited sales under certain circumstances) or (iii) the availability of another exemption from registration under the Act.

          C. The undersigned understands that the Company will be under no obligation to register the offering, sale and delivery of the Shares under the Act in connection with any sale, transfer, or other disposition by the undersigned or on behalf of the undersigned or to take any other action necessary in order to make compliance with an exemption from registration under the Act available.

          D. The undersigned also understands that, if the Company should deem it necessary to comply with the requirements of the Act, stop transfer instructions will be given to its transfer agents with respect to the Shares and that there will be placed on the certificates for the Shares, or any substitutions therefor, a legend stating in substance:

              "The securities represented by this certificate were issued in a transaction under Rule 145 promulgated under the Securities Act of 1933, as amended (the "Act"), and may be sold, transferred or otherwise disposed of only upon receipt by the Corporation of an opinion of counsel acceptable to it that the securities are being sold in compliance with the limitations of Rule 145 or that some other exemption from registration under the Act is available, or pursuant to a registration statement under the Act."

                                          Very truly yours,

                                          --------------------------------------
                                                        Signature

                                          --------------------------------------
                                                           Name

                                          --------------------------------------
                                                           Date

                                                                       EXHIBIT B

                       ALTERNATIVE TRANSACTION STRUCTURE

     If the structure of the transactions contemplated by the Agreement is modified to eliminate the Reincorporation Merger in accordance with Section 7.19(b) thereof, then the Agreement shall be interpreted in the following manner: (i) the Reincorporation Merger (and the actions referred to in Sections
2.1 and 2.3 of the Agreement with respect thereto) will not occur, (ii) all references to the Reincorporation Merger will be disregarded, whether for the purposes of any conditions to the closing of the transactions contemplated by the Agreement or otherwise, (iii) all references to the "Mergers" shall be deemed to refer to the PGC Merger only, (iv) all references to the "First Effective Time" or the "Second Effective Time" shall refer to the Effective Time, as defined in revised Section 1.2 below, (v) unless the context requires otherwise, all references to the "Company" shall be deemed to refer to "Enron,"
(vi) unless the context requires otherwise, all references to "Company Common Stock" shall be deemed to refer to Enron Common Stock, and (vii) Article I of the Agreement shall be superseded in its entirety by the following:

                                   ARTICLE I

                                   THE MERGER

     Section 1.1 The PGC Merger. Upon the terms and subject to the conditions of this Agreement, at the Effective Time (as defined in Section 1.2):

          (a) Effect. PGC shall be merged with and into Enron (the "PGC Merger") in accordance with the applicable provisions of the laws of the States of Delaware and Oregon, as a result of which the separate corporate existence of PGC shall cease, and Enron shall be the surviving corporation (sometimes referred to herein as the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of Delaware. The effects and consequences of the PGC Merger shall be as set forth in Section 252 of the Delaware General Corporation Law ("DGCL") and Section 60.497 of the Oregon Business Corporation Act (the "OBCA").

          (b) Certificate of Incorporation. At the Effective Time, the certificate of incorporation of Enron shall be the certificate of incorporation of the Surviving Corporation and thereafter shall continue to be its certificate of incorporation until amended as provided therein and pursuant to the applicable provisions of the DGCL.

          (c) Bylaws. The bylaws of Enron shall be the bylaws of the Surviving Corporation and thereafter shall continue to be its bylaws until amended as provided therein and pursuant to the applicable provisions of the DGCL.

          (d) Officers and Directors. Subject to Section 7.13, the directors of Enron immediately prior to the Effective Time shall be the directors of the Surviving Corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation, and, subject to Section 7.14, the officers of Enron immediately prior to the Effective Time shall be the officers of the Surviving Corporation, each to hold office in accordance with the bylaws of the Surviving Corporation.

     Section 1.2 Effective Time of the PGC Merger. On the Closing Date (as defined in Section 3.1), articles of merger in proper form under Section 60.494 of the OBCA, and a certificate of merger in proper form under Section 252 the DGCL, each relating to the PGC Merger, will be duly executed and filed by the parties to the PGC Merger with the Office of the Department of State of the State of Oregon (the "Oregon Department of State") and the Office of the Secretary of State of the State of Delaware in accordance with the applicable provisions of the OBCA and the DGCL, respectively. The PGC Merger shall become effective upon the later of the filing of such articles of merger with the Oregon Department of State or the filing of such certificate of incorporation with the Secretary of State of Delaware, or at such later time as may be mutually agreed to by the parties hereto and specified in such articles of merger or certificate of merger (the time the PGC Merger becomes effective being herein called the "Effective Time").

--------------------------------------------------------------------------------
Goldman, Sachs & Co. Y 85 Broad Street Y New York, New York 10004
Tel: 212-902-1000

                                                                         ANNEX B

                                                                       [GOLDMAN,
                                                               SACHS & CO. LOGO]

--------------------------------------------------------------------------------

May 16, 1997

Board of Directors
Portland General Corporation
121 S.W. Salmon Street
World Trade Center
Portland, OR 97204

Gentlemen and Mesdames:

     You have requested our opinion as to the fairness to the holders (other than Enron Corp. ("Enron") or any of its subsidiaries) of the outstanding shares of Common Stock, par value $3.75 per share (the "Shares"), of Portland General Corporation ("PGC") of the exchange ratio to be used in connection with the proposed combination of PGC and Enron pursuant to the Agreement and Plan of Merger dated as of July 20, 1996, as amended and restated as of September 24, 1996 and as amended on April 14, 1997 (the "Merger Agreement") by and among Enron, PGC and Enron Oregon Corp. ("New Enron"), a wholly-owned subsidiary of Enron. Pursuant to the Merger Agreement, unless the transaction is restructured in accordance with the terms thereof to provide for a merger of PGC directly into Enron (in connection with which an identical Exchange Ratio (as defined below) would be used), (i) Enron will be merged with and into New Enron (the "Reincorporation Merger"), with New Enron as the surviving corporation, pursuant to which each existing share of Common Stock, no par value, of New Enron ("New Enron Common Stock") will be canceled and each share of Common Stock, par value $.10 per share, of Enron ("Enron Common Stock") will be converted into one share of New Enron Common Stock, and (ii) after the Reincorporation Merger, the Company will be merged with and into New Enron (the "Merger"), with New Enron as the surviving corporation, pursuant to which each Share (other than Shares owned by the Company or any of its subsidiaries or by Enron, New Enron or any of their respective subsidiaries) will be converted into .9825 of a share of New Enron Common Stock (the "Exchange Ratio").

     Goldman, Sachs & Co. ("Goldman Sachs"), as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We are familiar with PGC having provided certain investment banking services to PGC and certain of its subsidiaries from time to time, including having acted as managing underwriter of public offerings of $37 million of PGC Common Stock in February 1994 and $75 million principal amount of 8 1/4% Quarterly Income Debt Securities of PGC due 2035 in October 1995 and having acted as its financial advisor in connection with, and having participated in certain of the negotiations leading to, the Merger Agreement. We have also provided certain investment banking services to Enron and certain of its subsidiaries from time to time, including having acted as managing underwriter of public offerings by Enron of $675 million of Common Stock of Enron Oil & Gas Company in December 1995 and $228 million principal amount of
6 1/4% Exchangeable Notes due 1998 in December 1995. We may provide investment banking services to Enron, New Enron or certain of their respective subsidiaries in the future.

New York Y London Y Tokyo Y Boston Y Chicago Y Dallas Y Frankfurt Y Hong Kong Y
                             Houston Y Los Angeles
  Memphis Y Miami Y Montreal Y Osaka Y Paris Y Philadelphia Y San Francisco Y
                     Singapore Y Sydney Y Toronto Y Zurich

     In the ordinary course of the trading activities of Goldman Sachs, the Firm actively trades the debt and equity securities of PGC and Enron for its own account and for the accounts of customers of Goldman Sachs and may, therefore, at any time hold a long or short position in such securities.

     In connection with our opinion, we reviewed, among other things, the Merger Agreement; the Registration Statement on Form S-4 of Enron and New Enron, including the Proxy Statement/Prospectus relating to the Annual Meeting of Shareholders of PGC to be held in connection with, among other things, the Merger Agreement; Annual Reports to Shareholders and Annual Reports on Form 10-K of PGC and Enron for the five years ended December 31, 1996; certain interim reports to shareholders and Quarterly Reports on Form 10-Q of PGC and Enron; certain FERC Forms 1 of PGC and FERC Forms 2 of Enron; certain other communications from PGC and Enron to their respective shareholders; and certain internal financial analyses and forecasts for PGC and Enron prepared by their respective managements. We also held discussions with members of the senior managements of PGC and Enron regarding the past and current business operations, financial condition and future prospects of their respective companies and the future prospects of New Enron. In addition, we reviewed the reported price and trading activity for the Shares and for the Enron Common Stock, compared certain financial and stock market information for PGC and Enron with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the electric utility industry specifically and in other industries generally and performed such other studies and analyses as we considered appropriate.

     We relied without independent verification upon the accuracy and completeness of all of the financial and other information reviewed by us for purposes of our opinion, as well as upon assessments by each of PGC and Enron of their respective contingent obligations. With respect to financial forecasts and projections provided by the respective managements of PGC and Enron, we assumed, with your consent, that such financial forecasts and projections were reasonably prepared on bases reflecting the best available estimates and judgments as to the future financial and other performance of PGC and Enron, as applicable. We further assumed, with your consent, that obtaining any necessary regulatory or third-party approvals for the transactions contemplated by the Merger Agreement will not have an adverse effect on PGC or Enron, as applicable. We did not make an independent evaluation or appraisal of the assets and liabilities of PGC or Enron or any of their respective subsidiaries and we were not furnished with any such evaluation or appraisal. Our advisory services and our opinion were provided for the information and assistance of the Board of Directors of PGC in connection with its consideration of the Merger contemplated by the Merger Agreement and such opinion does not constitute a recommendation as to how any holder of the Shares should vote with respect to such transaction.

     Based upon and subject to the foregoing and based upon such other matters as we considered relevant, it is our opinion that as of the date hereof the Exchange Ratio pursuant to the Merger Agreement is fair to the holders of Shares (other than Enron or any of its subsidiaries).

Very truly yours,

/s/ Goldman, Sachs & Co.
----------------------------------------
(Goldman, Sachs & Co.)

                                                                         ANNEX C

                              EMPLOYMENT AGREEMENT

     This Employment Agreement ("Agreement") entered into the 20th day of July, 1996, and to become effective upon the consummation of the Mergers (as defined in the Agreement and Plan of Merger dated as of July 20, 1996 (the "Merger Agreement") by and between Enron Corp. (the "Company"), Portland General Corporation ("PGC") and New Falcon Corp. ("Surviving Co.")) by and between the Company and Ken L. Harrison ("Employee"), an individual currently residing in Portland, Oregon.

                                  WITNESSETH:

     WHEREAS, upon the consummation of the Mergers Company desires to employ Employee in an executive capacity and Employee desires to enter Company's employ:

     NOW, THEREFORE, for and in consideration of the mutual promises, covenants, and obligations contained herein, Company and Employee agree as follows:

ARTICLE 1:  EMPLOYMENT AND DUTIES

     1.1 Company agrees to employ Employee and Employee agrees to be employed by Company beginning as of the Effective Date of this Agreement, subject to the terms and conditions of this Agreement. The Effective Date of this Agreement shall be the Effective Time under the Merger Agreement. At the Effective Date, this Agreement shall supercede, rescind and replace Employee's existing Employment Agreement with Portland General Corporation. Upon the merger of Company with and into Surviving Co., this Agreement shall become the obligation of Surviving Co. If the Merger Agreement is terminated, then this Agreement shall have no further force or effect and shall be deemed terminated.

     1.2 Employee agrees to serve as Vice Chairman of Company and Chairman, President and Chief Executive Officer of Portland General Electric Company ("PGE"), and to perform diligently and to the best of Employee's abilities, the duties and services appertaining to such position as reasonably directed by Company.

     1.3 Employee shall, during the period of his employment by Company, devote his entire business time, energy and best efforts to the business and affairs of Company and not engage, directly or indirectly, in any other business or businesses to the extent such activity would be contrary to the interests of Company or any Affiliate of Company or would detract from Employee's ability to perform his duties under this Agreement.

     1.4 Employee shall be subject to policies and procedures adopted, established or amended by Company from time to time which are applicable to all employees generally.

ARTICLE 2:  TERM OF EMPLOYMENT

     Unless sooner terminated pursuant to other provisions hereof, Employee's period of employment under this Agreement shall be a period of five (5) years beginning on the Effective Date of this Agreement ("Initial Term"), and thereafter for such period, if any, as may be agreed upon in writing by Employee and Company.

ARTICLE 3:  COMPENSATION AND BENEFITS

     3.1 Base Salary. During the Initial Term, Employee's annual base salary shall not be less than Five Hundred and Twenty Five Thousand Dollars ($525,000.00), which shall be earned and paid in equal semimonthly installments in accordance with Company's standard payroll practice.

     3.2 Incentive Compensation Programs. While Employee is actively employed under this Agreement, Employee shall be entitled to participate in the Executive Compensation Program maintained by Company for its senior executives on the same basis (except as otherwise specifically provided herein) as other senior executives of Company.

     3.3 Other Employee Benefits. While Employee is actively employed under this Agreement, Employee shall be allowed to participate on the same basis generally as other employees of Company, in all benefit plans and programs, including improvements or modifications of the same, which are now, or may hereafter be, available to such employees. Such benefits, plans and programs may include, without limitation, health insurance or health care plan, life insurance, disability insurance, and pension plans. Upon termination of employment with the Company for any reason, Employee shall be entitled to receive office space and secretarial support on the same basis as that currently provided under the Retired Chairman's Program at PGC.

     3.4  Changes Permitted. Company shall not, however, by reason of paragraphs
3.2 and 3.3 be obligated to institute, maintain, or refrain from changing, amending or discontinuing, any such benefit plan or program, so long as such changes are similarly applicable to covered employees generally.

     3.5 Stock Option. (a) On the Effective Date, Employee shall receive a grant of an Option (which shall not constitute an Incentive Stock Option) under and pursuant to the terms and provisions of the Enron Corp. 1991 Stock Plan to purchase One Hundred and Twenty Thousand (120,000) shares of common stock of Company. Such grant shall be made in the form of a Non-Qualified Stock Option Agreement as reflected in Exhibit A to this Agreement. The per share option price of such Option shall be set at the fair market value of a share of Company common stock as of the Effective Date, shall have a term of 10 years and shall vest 20% on the date of grant and 20% on each of the four succeeding anniversaries of the Effective Date. If Employee voluntarily terminates employment other than during a Window Period (as hereinafter defined), Employee may exercise vested options within one month of voluntary termination of employment. In the event of Involuntary Termination (including voluntary termination of employment by the Employee during a Window Period), death, disability or retirement, Employee may exercise vested options within three years of the date of termination.

     (b) Notwithstanding any other provision in the Enron Corp. 1991 Stock Plan or in the grant of said Option reflected in Exhibit A, the vesting provision described in paragraph (a) above shall be the sole and exclusive method of vesting, except said Option shall immediately and fully vest:

          (i) upon a Change of Control of Company or PGE, or

          (ii) in the event of Employee's Involuntary Termination (other than a voluntary termination of employment by Employee during a Window Period).

     3.6 Annual Incentive Plan. Employee's bonus under Company's Annual Incentive Plan shall be not less than $525,000. Twenty percent (20%) of such bonus shall be paid to Employee in the form of Options and eighty percent (80%) shall be paid to Employee in the form of cash. For purposes of this paragraph 3.6, Options shall be valued in the same manner as options are valued for all other participants in the Enron Executive Compensation Program by the Compensation Committee. Options granted under this paragraph 3.6 shall vest immediately upon grant. In the event of a termination of employment, all options granted under this paragraph 3.6 shall be exercisable at any time within three years of the date of termination. Until such time as Employee becomes the Beneficial Owner of shares of Company common stock having a fair market value equal to not less than two times Employee's base salary as set forth in paragraph 3.1, one-third of the cash amount which would be paid to Employee as a bonus under the Company's Annual Incentive Plan shall be paid to Employee in the form of unrestricted Company common stock.

     3.7 Restricted Stock Grant. On the Effective Date Employee will be granted shares of Enron Restricted Stock having a fair market value equal to Employee's base salary (as specified in paragraph 3.1). Such grant will vest in 20% increments on each of the first five anniversaries of the date of grant. Unvested Restricted Stock will not vest upon a termination of employment of Employee and will be forfeited upon such termination.

     3.8 Supplemental Pension Benefit. Following termination of Employee's employment for any reason, Employee or Employee's surviving spouse shall be provided an immediate supplemental nonqualified retirement benefit to the extent necessary so that (A) the sum of (i) the aggregate pension benefits actually received by him or her from the Portland General Corporation Pension Plan (the "Pension Plan"), the Portland General Corporation Supplemental Executive Retirement Plan (the "SERP") and any defined benefit qualified or nonqualified pension plans of the Company and (ii) the Supplemental Retirement Benefit are not less than (B) the aggregate benefits he or she would have received pursuant to the Pension Plan and the SERP, in each case as in effect on the Effective Date of this Agreement, if Employee had retired on the Effective Date of this Agreement having attained the "Unreduced Benefit Date" (as defined in the SERP) and 25 years of service, and if Employee's "Final Average Earnings" (as defined in the SERP) had equalled his "Earnings" (as defined in the SERP) for the calendar year 1996.

ARTICLE 4:  TERMINATION PRIOR TO EXPIRATION OF TERM

     4.1 Effect On Compensation And Benefits. If Employee's employment hereunder shall be terminated by Company or by Employee, upon such termination, regardless of the reason therefor, all compensation and all benefits to Employee under this Agreement shall terminate contemporaneously with the termination of such employment, except that (i) Employee shall be entitled to the Supplemental Retirement Benefit set forth in Section 3.8, and (ii) if Employee's employment is Involuntarily Terminated (as defined herein) prior to expiration of the Initial Term of employment established under Article 2, Employee shall be entitled to receive the following benefits ("Severance Remuneration"):

          (a) If Employee's employment is Involuntarily Terminated other than as a result of a voluntary termination of employment by Employee during a Window Period, all payments of the annual base salary under paragraph 3.1 (at the level set forth therein) and bonus payments under paragraph 3.6 (at the level set forth therein) at such time and in such manner as if Employee's employment had continued for a two year period following the Involuntary Termination Date, and, if the Initial Term of the Agreement would have continued beyond the second anniversary of the Involuntary Termination Date, then Company shall pay to Executive a lump-sum amount on such second anniversary equal to the amount which would have been paid to Employee during the balance of the Initial Term if Employee's employment had continued during such period. If Employee's employment is terminated as a result of a voluntary termination of employment by Employee during a Window Period, then Executive shall be entitled to receive all payments of base salary under paragraph 3.1 (at the level set forth therein) and bonus payments under paragraph 3.6 (at the level set forth therein) at such time and in such manner as if Employee's employment had continued for the balance of the Initial Term, provided that, if the Initial Term would have continued beyond the second anniversary of the Involuntary Termination Date, then Company shall pay to Executive a lump-sum amount on such second anniversary equal to the amount which would have been paid to Employee during the balance of the Initial Term if Employee's employment had continued during such period.

          (b) Employee shall be provided coverage essentially equivalent to that under Company's Contributory and Non-Contributory Life Insurance, Health and long-term disability plans for active employees (using Employee's annual base salary pursuant to paragraph 4.1(a) as the compensation base where relevant).

     The Company reserves the right to provide the benefits and payments referred to in paragraphs 4.1(b) and 4.1(c) by making substantially equivalent payments to or purchasing substantially equivalent benefits for Employee under arrangements other than the plans referred to in said paragraphs if, in Company's sole discretion, the tax or compliance status of such plans may otherwise be jeopardized. Such equivalent payments shall be a liability of Company, shall be paid exclusively from the general assets of Company, and shall be an unfunded and unsecured promise to pay money in the future, unless Company elects to otherwise fund or secure such payments.

     4.2 Involuntary Termination. As used in this Agreement, "Involuntary Termination" or "Involuntarily Terminated" shall mean termination of Employee's employment with Company if such termination results from:

          (a) termination by Company on any grounds whatsoever except (i) "Termination for Cause" as defined below, or (ii) termination upon Employee's death or Permanent Disability;

          (b) termination by Employee within 60 days of and in connection with or based upon any of the following:

             (i) an assignment to Employee of duties and responsibilities inappropriate to a senior officer of the Company or PGE;

             (ii) (A) a reduction in Employee's annual base salary as established in paragraph 3.1, (B) a reduction in Employee's incentive compensation pursuant to paragraph 3.2 or paragraph 3.6, or (C) the failure to continue Employee's participation in any employee benefit plan or program (except a benefit plan or program that is substantially comparable to an existing benefit plan or program) in which Employee is participating or is eligible to participate prior to such reduction (other than as a result of the expiration of such plan or program), other than such failures which are a part of a general program to reduce employee benefits on a proportional basis relative to other employees of Company;

             (iii) a relocation required by the Company of Employee from Portland, Oregon; or

             (iv) a Change of Control of Company or PGE.

     In addition, if Employee voluntarily terminates his employment during a Window Period, such termination shall be treated as an Involuntary Termination for all purposes of this Agreement (except as otherwise specified herein). The Window Periods for purposes of this Agreement shall be the thirty-day periods beginning on the second, third and fourth anniversaries of the Effective Date.

     4.3 Termination for Cause. As used in this Agreement, "Termination for Cause" shall mean termination by action of Company's Board of Directors because of Employee's (i) conviction of a felony (which, through lapse of time or otherwise, is not subject to appeal); or (ii) willful refusal without proper legal cause to perform Employee's duties and responsibilities; or (iii) willfully engaging in conduct which Employee has or should have reason to know may be materially injurious to Company. Such termination shall be effected by notice thereof delivered by Company to Employee and shall be effective as of the date of such notice; provided, however, that if (A) such termination is because of Employee's willful refusal without proper legal cause to perform any one or more of Employee's duties and responsibilities and (B) within seven days following the date of such notice Employee shall cease such refusal and shall use Employee's best efforts to perform such duties and responsibilities, then the termination shall not be effective, and, provided further, that Company shall consult in good faith with Employee and provide a reasonable opportunity for Employee to be heard prior to effecting any termination under (i), (ii) or
(iii) of this paragraph.

     4.4 In the Event of Excess Parachute Payments. In the event that the Severance Remuneration payable under this Agreement, or any other payment or distribution to or for the benefit of Employee by the Company, PGC or any of their respective Affiliates, shall constitute "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, and any regulations thereunder, and Employee becomes liable for any excise tax on "excess parachute payments" and/or interest or penalties thereon (such excise tax, interest and penalties, collectively, the "Tax Penalties"), Company shall make a cash payment (the "Additional Payment") to Employee in an amount equal to the Tax Penalties. In addition, Company shall make an additional cash payment to Employee in an amount rounded to the nearest One Hundred Dollars which is sufficient to pay Employee an amount equal to any additional income, excise and other taxes (using the individual tax rates applicable to Employee for the year for which such Tax Penalties are owed) for which Employee will be liable as a result of Employee's receipt of the Additional Payment. In addition, Employee shall be grossed up on such gross ups until the amount of last gross up is less than One Hundred Dollars.

ARTICLE 5:  DEFINITIONS FOR AGREEMENT

     For purposes of this Agreement the following terms shall have the meanings ascribed to them below:

          (a) "Affiliate" is used to indicate a relationship to a specified person or entity and shall mean a person or entity who directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person or entity. Affiliate shall include Affiliates of Company.

          (b) "Beneficial Owner" shall be defined by reference to Rule 13(d)-3 under the Securities Exchange Act of 1934, as in effect on July 20, 1996, provided, however, and without limitation, any individual, corporation, partnership, group, association or other person or entity which has the right to acquire any Voting Stock at any time in the future, whether such right is contingent or absolute, pursuant to any agreement, arrangement or understanding or upon exercise of conversion rights, warrants or options, or otherwise, shall be the Beneficial Owner of such Voting Stock.

          (c) "Change of Control" of Company or PGE shall mean after the Effective Time (i) Company or PGE merges or consolidates with any other corporation (other than Company or one of Company's wholly owned subsidiaries) and is not the surviving corporation (or survives only as the subsidiary of another corporation), or (ii) Company or PGE sells all or substantially all of its assets to any other person or entity (other than to Company or one of Company's wholly owned subsidiaries), or (iii) Company or PGE is dissolved, or (iv) any third person or entity (other than, in the case of PGE, Company or any wholly owned subsidiary of Company, or in the case of PGE or Company, the trustee or committee of any qualified employee benefit plan of Company) together with its affiliates and associates shall become, directly or indirectly, the Beneficial Owner of at least thirty percent (30%) of the Voting Stock of Company or PGE or (v) the individuals who constitute the members of Company's Board of Directors ("Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director whose election or nomination for election by Company stockholders was approved by a vote of at least eighty percent (80%) of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (v), considered as though such person were a member of the Incumbent Board.

          (d) "Change of Control Date" shall mean the day on which a Change of Control becomes effective.

          (e) "Involuntary Termination Date" shall mean Employee's last date of employment by reason of an Involuntary Termination.

          (f) "Permanent Disability" or "Permanently Disabled" shall mean such permanent disability that qualifies Employee for benefits beyond twenty four months of disability under Company's Long-Term Disability Plan.

          (g) "Voting Stock" shall mean all outstanding shares of capital stock entitled to vote generally in elections for directors, considered as one class; provided, however, that if there are shares of Voting Stock entitled to more or less than one vote for any such share, each reference to a proportion of shares of Voting Stock shall be deemed to refer to such proportion of the votes entitled to be cast by such shares.

ARTICLE 6:  DEATH, DISABILITY OR RETIREMENT

     In the event of Employee's death or Permanent Disability following Employee's Involuntary Termination Date, Employee or Employee's legal representatives shall be entitled to receive the balance of any unpaid amounts payable under Article 4.

     In no event will Employee or Employee's legal representatives receive payments under Article 4 of this Agreement if Employee dies, retires, or becomes Permanently Disabled prior to his Involuntary Termination.

ARTICLE 7:  CONFIDENTIAL INFORMATION

     7.1 Company Information. Employee acknowledges that Company's business is highly competitive and that Company's books, records and documents, Company's technical information concerning its products, equipment, services and processes, procurement procedures and pricing techniques, the names of and other information (such as credit and financial data) concerning Company's customers and business Affiliates, all comprise confidential business information and trade secrets of Company which are valuable, special, and unique assets of Company, which Company uses in its business to obtain a competitive advantage over Company's competitors which do not know or use this information. Employee further acknowledges that protection of Company's confidential business information and trade secrets against unauthorized disclosure and use, is of critical importance to Company in maintaining its competitive position. Accordingly, Employee hereby agrees that he will not, at any time during or after his employment by Company, make any unauthorized disclosure of any confidential business information or trade secrets of Company, or make any use thereof, except for the benefit of, and on behalf of Company. For the purposes of this paragraph, the term "Company" shall also include Affiliates of Company.

ARTICLE 8:  MISCELLANEOUS

     8.1 Notices. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          If to Company to: Enron Corp.
                            1400 Smith Street
                            Houston, Texas 77002
                            Attention: Corporate Secretary

          If to Employee to:or to such other address as either party may furnish to the other in writing in accordance herewith, except that notices of changes of address shall be effective only upon receipt.

     8.2 Applicable Law. This contract is entered into under, and shall be governed for all purposes by, the laws of the State of Texas, without giving effect to the principles of conflict of laws.

     8.3 No Duty to Seek Employment. Employee shall not be under any duty or obligation to seek or accept other employment following termination and no amount, payment or benefit due Employee hereunder or otherwise shall be reduced or suspended if Employee accepts subsequent employment.

     8.4 No Waiver. No failure by either party hereto at any time to give notice of any breach by the other party of, or to require compliance with, any condition or provision of this Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

     8.5 Remedy for Breach of Contract. (a) The parties agree that in the event there is any breach or asserted breach of the terms, covenants or conditions of this Agreement, the remedy of Company shall be in law and in equity and injunctive relief also shall lie for the enforcement of or relief from any provisions of this Agreement.

     (b) The sole and exclusive remedy of Employee shall be limited to the enforcement of the provisions of this Agreement. Employee agrees that he will receive sufficiently higher consideration under this Agreement than he would otherwise receive if he did not agree to this provision. Employee understands the effect of the provisions of this Section 8.5, he has had reasonable time to consider the effect thereof, and he was encouraged and had an opportunity to consult an attorney with respect thereto.

     (c) If any eligible remedy or relief is sought and obtained by either party pursuant to this Section 8.5, the other party shall, in addition to the remedy of relief so obtained, be liable for the expenses incurred by the successful party in obtaining such remedy or relief, including costs of court and the fees and expenses of the successful party's counsel.

     8.6 Severability. It is a desire and intent of the parties that the terms, provisions, covenants and remedies contained in this Agreement shall be enforceable to the fullest extent permitted by Law. If any such term, provision, covenant or remedy of this Agreement or the application thereof to any person or circumstances shall to any extent, be construed to be invalid or unenforceable in whole or in part, then such term, provision, covenant or remedy shall be construed in a manner so as to permit its enforceability under the applicable law to the fullest extent permitted by law. In any case, the remaining provisions of this Agreement or the application thereof to any person or circumstances other than those to which they have been held invalid or unenforceable, shall remain in full force and effect.

     8.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement.

     8.8 Withholding of Taxes. Company may withhold, from any benefits payable under this Agreement all federal, state, city or other taxes as may be required pursuant to any law or governmental regulation or ruling.

     8.9 Headings. The paragraph headings have been inserted for purposes of convenience and shall not be used for interpretive purposes.

     8.10 Successors and Assignment. This Agreement automatically shall be binding upon any corporation or other entity which may hereafter acquire or succeed to all or substantially all of the business or assets of Company by any means whether direct or indirect, by purchase, merger, consolidation or otherwise. As used in this paragraph 8.10, "Company" shall mean Company as defined in the preamble to this agreement and any successor to its business or assets by operation of law or otherwise. With respect to employee's rights and obligations, Employee's rights and obligations hereunder are personal and neither this Agreement, nor any right, benefit or obligation of Employee, shall be subject to voluntary or involuntary assignment, alienation or transfer, whether by operation of law or otherwise, without the prior written consent of Company. This Agreement shall inure to the benefit of and be enforceable by Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

     8.11 Entire Agreement; Modification. This Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof, supersedes any and all prior agreements with respect to Employee's employment by Company or an Affiliate except as provided in this Agreement, and contains all of the covenants, promises, representations, warranties and agreements between the parties with respect to employment of Employee by Company. Each party to this Agreement acknowledges that no representation, inducement, promise or agreement, oral or written, has been made by either party, which is not embodied herein, and that no agreement, statement, or promise relating to the employment of Employee by Company, which is not contained in this Agreement shall be valid or binding. Any modification of this Agreement will be effective only if it is in writing and signed by both parties. This Agreement does not revoke or cancel any employee benefits or compensation earned or accrued by or vested in Employee as of the effective date of this Agreement and which are attributable to Employee's prior employment by Company or an Affiliate.

     8.12 Non-competition. As part of the consideration for the compensation to be paid to Employee hereunder, and as an additional incentive for Company to enter into this Agreement, Company and Employee agree to the non-competitive provisions of this Section 8.12. Upon termination of employment for any reason, Employee agrees that until the first to occur of (x) the date upon which the Initial Term of this Agreement would have ended had employment of Employee not terminated and (y) the second anniversary of the date of termination of employment, Employee will not, directly or indirectly for himself or for others, in any state of the United States or in any foreign country where Company or any of its Affiliates is then conducting any business, or has, during the previous twelve (12) months, conducted any business:

          (i) engage in any business similar or related to or competitive with the business conducted by PGC or any Affiliate of PGC immediately before the Effective Time, or any other area of the business of Company or any Affiliate with which Employee has material involvement during the two-year period immediately before the termination of his employment (the "Core Business");

          (ii) render advice or services to, or otherwise assist, any other person or entity who is engaged, directly or indirectly, in any business similar or related to, or competitive with, the Core Business conducted by Company or any Affiliate;

          (iii) transact any business in any manner pertaining to suppliers or customers in Company or any Affiliate which, in any manner, would have, or is likely to have, an adverse effect upon Company or any Affiliate; or

          (iv) induce any employee of Company or any Affiliate to terminate his or her employment with Company or such Affiliate.

     Employee understands that the foregoing restrictions may limit Employee's ability to engage in a business similar to Company's Core Business anywhere in the world during the period provided for above, but acknowledges that Employee will receive sufficiently higher remuneration and other benefits from Company hereunder than he would otherwise receive, to justify such restriction. Employee understands the effect of the provisions of this Section 8.12, he has had reasonable time to consider the effect thereof, and he was encouraged and had an opportunity to consult an attorney with respect thereto. Company shall be entitled to enforce the provisions of this Section 8.12 by terminating any payments then owing to Employee under this Agreement and by resorting to appropriate legal and equitable action.

     It is expressly understood and agreed that Company and Employee consider the restrictions contained in this Section 8.12 to be reasonable and necessary. Nevertheless, if any of the aforesaid restrictions are found by a court having jurisdiction to be unreasonable, or over broad as to geographic area or time, or otherwise unenforceable, the parties intend for the restrictions herein set forth to be modified by such court so as to be reasonable and enforceable and, as so modified by the court, to be fully enforced.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                            ENRON CORP.

                                            By: /s/  EDMUND P. SEGNER III

                                            ------------------------------------
                                                Title: Executive Vice President
                                                   and Chief of Staff

                                            KEN L. HARRISON

                                            /s/  KEN L. HARRISON

                                            ------------------------------------

                                                                         ANNEX D

                              EMPLOYMENT AGREEMENT

     This Employment Agreement ("Agreement") entered into the 20th day of July, 1996, and to become effective upon the consummation of the Mergers (as defined in the Agreement and Plan of Merger dated as of July 20, 1996 (the "Merger Agreement") by and between Enron Corp. (the "Company"), Portland General Corporation ("PGC") and New Falcon Corp. ("Surviving Co.")) by and between the Company and Joseph M. Hirko ("Employee"), an individual currently residing in Portland, Oregon.

                                  WITNESSETH:

     WHEREAS, upon the consummation of the Mergers Company desires to employ Employee in an executive capacity and Employee desires to enter Company's employ:

     NOW, THEREFORE, for and in consideration of the mutual promises, covenants, and obligations contained herein, Company and Employee agree as follows:

ARTICLE 1:  EMPLOYMENT AND DUTIES

     1.1 Company agrees to employ Employee and Employee agrees to be employed by Company beginning as of the Effective Date of this Agreement, subject to the terms and conditions of this Agreement. The Effective Date of this Agreement shall be the Effective Time under the Merger Agreement. At the Effective Date, this Agreement shall supercede, rescind and replace Employee's existing Employment Agreement with Portland General Corporation. Upon the merger of Company with and into Surviving Co., this Agreement shall become the obligation of Surviving Co. If the Merger Agreement is terminated, then this Agreement shall have no further force or effect and shall be deemed terminated.

     1.2 Employee agrees to serve as Senior Vice President of Company and as a senior executive officer of Portland General Electric Company ("PGE"), and to perform diligently and to the best of Employee's abilities, the duties and services appertaining to such position as reasonably directed by Company.

     1.3 Employee shall, during the period of his employment by Company, devote his entire business time, energy and best efforts to the business and affairs of Company and not engage, directly or indirectly, in any other business or businesses to the extent such activity would be contrary to the interests of Company or any Affiliate of Company or would detract from Employee's ability to perform his duties under this Agreement.

     1.4 Employee shall be subject to policies and procedures adopted, established or amended by Company from time to time which are applicable to all employees generally.

ARTICLE 2:  TERM OF EMPLOYMENT

     Unless sooner terminated pursuant to other provisions hereof, Employee's period of employment under this Agreement shall be a period of five (5) years beginning on the Effective Date of this Agreement ("Initial Term"), and thereafter for such period, if any, as may be agreed upon in writing by Employee and Company.

ARTICLE 3:  COMPENSATION AND BENEFITS

     3.1 Base Salary. During the Initial Term, Employee's annual base salary shall not be less than Two Hundred and Fifty Thousand Dollars ($250,000.00), which shall be earned and paid in equal semimonthly installments in accordance with Company's standard payroll practice.

     3.2 Incentive Compensation Programs. While Employee is actively employed under this Agreement, Employee shall be entitled to participate in the Executive Compensation Program maintained by Company for its senior executives on the same basis (except as otherwise specifically provided herein) as other senior executives of Company.

     3.3 Other Employee Benefits. While Employee is actively employed under this Agreement, Employee shall be allowed to participate on the same basis generally as other employees of Company, in all benefit plans and programs, including improvements or modifications of the same, which are now, or may hereafter be, available to such employees. Such benefits, plans and programs may include, without limitation, health insurance or health care plan, life insurance, disability insurance, and pension plans.

     3.4  Changes Permitted. Company shall not, however, by reason of paragraphs
3.2 and 3.3 be obligated to institute, maintain, or refrain from changing, amending or discontinuing, any such benefit plan or program, so long as such changes are similarly applicable to covered employees generally.

     3.5 Stock Option. (a) On the Effective Date, Employee shall receive a grant of an Option (which shall not constitute an Incentive Stock Option) under and pursuant to the terms and provisions of the Enron Corp. 1991 Stock Plan to purchase Fifty Thousand (50,000) shares of common stock of Company. Such grant shall be made in the form of a Non-Qualified Stock Option Agreement as reflected in Exhibit A to this Agreement. The per share option price of such Option shall be set at the fair market value of a share of Company common stock as of the Effective Date, shall have a term of 10 years and shall vest 20% on the date of grant and 20% on each of the four succeeding anniversaries of the Effective Date. If Employee voluntarily terminates employment other than during a Window Period (as hereinafter defined), Employee may exercise vested options within one month of voluntary termination of employment. In the event of Involuntary Termination (including voluntary termination of employment by the Employee during a Window Period), death, disability or retirement, Employee may exercise vested options within three years of the date of termination.

     (b) Notwithstanding any other provision in the Enron Corp. 1991 Stock Plan or in the grant of said Option reflected in Exhibit A, the vesting provision described in paragraph (a) above shall be the sole and exclusive method of vesting, except said Option shall immediately and fully vest:

          (i) upon a Change of Control of Company or PGE, or

          (ii) in the event of Employee's Involuntary Termination (other than a voluntary termination of employment by Employee during a Window Period).

     3.6 Annual Incentive Plan. Employee's bonus under Company's Annual Incentive Plan shall be not less than $250,000. Twenty percent (20%) of such bonus shall be paid to Employee in the form of Options and eighty percent (80%) shall be paid to Employee in the form of cash. For purposes of this paragraph 3.6, Options shall be valued in the same manner as options are valued for all other participants in the Enron Executive Compensation Program by the Compensation Committee. Options granted under this paragraph 3.6 shall vest immediately upon grant. In the event of a termination of employment, all options granted under this paragraph 3.6 shall be exercisable at any time within three years of the date of termination. Until such time as Employee becomes the Beneficial Owner of shares of Company common stock having a fair market value equal to not less than two times Employee's base salary as set forth in paragraph 3.1, one-third of the cash amount which would be paid to Employee as a bonus under the Company's Annual Incentive Plan shall be paid to Employee in the form of unrestricted Company common stock.

     3.7 Restricted Stock Grant. On the Effective Date Employee will be granted shares of Enron Restricted Stock having a fair market value equal to Employee's base salary (as specified in paragraph 3.1). Such grant will vest in 20% increments on each of the first five anniversaries of the date of grant. Unvested Restricted Stock will not vest upon a termination of employment of Employee and will be forfeited upon such termination.

     3.8 Supplemental Pension Benefit. Following termination of Employee's employment for any reason, Employee or Employee's surviving spouse shall be provided a supplemental nonqualified retirement benefit (the "Supplemental Retirement Benefit") to the extent necessary so that (A) the sum of (i) the aggregate pension benefits actually received by him or her from the Portland General Corporation Pension Plan (the "Pension Plan"), the Portland General Corporation Supplemental Executive Retirement Plan (the "SERP") and any defined benefit qualified or nonqualified pension plans of the Company and (ii) the Supplemental

Retirement Benefit are not less than (B) the aggregate benefits he or she would have received pursuant to the Pension Plan and the SERP, in each case as in effect on the Effective Date of this Agreement, if Employee had continued to participate in the Pension Plan and the SERP, in each case as in effect on the Effective Date of this Agreement, through the date of such termination of employment.

ARTICLE 4:  TERMINATION PRIOR TO EXPIRATION OF TERM

     4.1 Effect On Compensation And Benefits. If Employee's employment hereunder shall be terminated by Company or by Employee, upon such termination, regardless of the reason therefor, all compensation and all benefits to Employee under this Agreement shall terminate contemporaneously with the termination of such employment, except that (i) Employee shall be entitled to the Supplemental Retirement Benefit set forth in Section 3.8, and (ii) if Employee's employment is Involuntarily Terminated (as defined herein) prior to expiration of the Initial Term of employment established under Article 2, Employee shall be entitled to receive the following benefits ("Severance Remuneration"):

          (a) If Employee's employment is Involuntarily Terminated other than as a result of a voluntary termination of employment by Employee during a Window Period, all payments of the annual base salary under paragraph 3.1 (at the level set forth therein) and bonus payments under paragraph 3.6 (at the level set forth therein) at such time and in such manner as if Employee's employment had continued for a two year period following the Involuntary Termination Date, and, if the Initial Term of the Agreement would have continued beyond the second anniversary of the Involuntary Termination Date, then Company shall pay to Executive a lump-sum amount on such second anniversary equal to the amount which would have been paid to Employee during the balance of the Initial Term if Employee's employment had continued during such period. If Employee's employment is terminated as a result of a voluntary termination of employment by Employee during a Window Period, then Executive shall be entitled to receive all payments of base salary under paragraph 3.1 (at the level set forth therein) and bonus payments under paragraph 3.6 (at the level set forth therein) at such time and in such manner as if Employee's employment had continued for the balance of the Initial Term, provided that, if the Initial Term would have continued beyond the second anniversary of the Involuntary Termination Date, then Company shall pay to Executive a lump-sum amount on such second anniversary equal to the amount which would have been paid to Employee during the balance of the Initial Term if Employee's employment had continued during such period.

          (b) Employee shall be provided coverage essentially equivalent to that under Company's Contributory and Non-Contributory Life Insurance, Health and long-term disability plans for active employees (using Employee's annual base salary pursuant to paragraph 4.1(a) as the compensation base where relevant).

          (c) Employee shall be paid, within 10 days after the date of such termination, a cash amount equal to the single sum actuarial equivalent of the incremental amount that would be paid as the Supplemental Retirement Benefit pursuant to Section 3.8 if the amount described in clause (B) of
     Section 3.8 were computed by assuming that Employee had attained an additional three years of age and an additional three years of service under the SERP.

     The Company reserves the right to provide the benefits and payments referred to in paragraphs 4.1(b) and 4.1(c) by making substantially equivalent payments to or purchasing substantially equivalent benefits for Employee under arrangements other than the plans referred to in said paragraphs if, in Company's sole discretion, the tax or compliance status of such plans may otherwise be jeopardized. Such equivalent payments shall be a liability of Company, shall be paid exclusively from the general assets of Company, and shall be an unfunded and unsecured promise to pay money in the future, unless Company elects to otherwise fund or secure such payments.

     4.2 Involuntary Termination. As used in this Agreement, "Involuntary Termination" or "Involuntarily Terminated" shall mean termination of Employee's employment with Company if such termination results from:

          (a) termination by Company on any grounds whatsoever except (i) "Termination for Cause" as defined below, or (ii) termination upon Employee's death or Permanent Disability;

          (b) termination by Employee within 60 days of and in connection with or based upon any of the following:

             (i) an assignment to Employee of duties and responsibilities inappropriate to a senior officer of the Company or PGE;

             (ii) (A) a reduction in Employee's annual base salary as established in paragraph 3.1, (B) a reduction in Employee's incentive compensation pursuant to paragraph 3.2 or paragraph 3.6, or (C) the failure to continue Employee's participation in any employee benefit plan or program (except a benefit plan or program that is substantially comparable to an existing benefit plan or program) in which Employee is participating or is eligible to participate prior to such reduction (other than as a result of the expiration of such plan or program), other than such failures which are a part of a general program to reduce employee benefits on a proportional basis relative to other employees of Company;

             (iii) a relocation required by the Company of Employee from Portland, Oregon; or

             (iv) a Change of Control of Company or PGE.

     In addition, if Employee voluntarily terminates his employment during a Window Period, such termination shall be treated as an Involuntary Termination for all purposes of this Agreement (except as otherwise specified herein). The Window Periods for purposes of this Agreement shall be the thirty-day periods beginning on the second, third and fourth anniversaries of the Effective Date.

     4.3 Termination for Cause. As used in this Agreement, "Termination for Cause" shall mean termination by action of Company's Board of Directors because of Employee's (i) conviction of a felony (which, through lapse of time or otherwise, is not subject to appeal); or (ii) willful refusal without proper legal cause to perform Employee's duties and responsibilities; or (iii) willfully engaging in conduct which Employee has or should have reason to know may be materially injurious to Company. Such termination shall be effected by notice thereof delivered by Company to Employee and shall be effective as of the date of such notice; provided, however, that if (A) such termination is because of Employee's willful refusal without proper legal cause to perform any one or more of Employee's duties and responsibilities and (B) within seven days following the date of such notice Employee shall cease such refusal and shall use Employee's best efforts to perform such duties and responsibilities, then the termination shall not be effective, and, provided further, that Company shall consult in good faith with Employee and provide a reasonable opportunity for Employee to be heard prior to effecting any termination under (i), (ii) or
(iii) of this paragraph.

     4.4 In the Event of Excess Parachute Payments. In the event that the Severance Remuneration payable under this Agreement, or any other payment or distribution to or for the benefit of Employee by the Company, PGC or any of their respective Affiliates, shall constitute "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, and any regulations thereunder, and Employee becomes liable for any excise tax on "excess parachute payments" and/or interest or penalties thereon (such excise tax, interest and penalties, collectively, the "Tax Penalties"), Company shall make a cash payment (the "Additional Payment") to Employee in an amount equal to the Tax Penalties. In addition, Company shall make an additional cash payment to Employee in an amount rounded to the nearest One Hundred Dollars which is sufficient to pay Employee an amount equal to any additional income, excise and other taxes (using the individual tax rates applicable to Employee for the year for which such Tax Penalties are owed) for which Employee will be liable as a result of Employee's receipt of the Additional Payment. In addition, Employee shall be grossed up on such gross ups until the amount of last gross up is less than One Hundred Dollars.

ARTICLE 5:  DEFINITIONS FOR AGREEMENT

     For purposes of this Agreement the following terms shall have the meanings ascribed to them below:

          (a) "Affiliate" is used to indicate a relationship to a specified person or entity and shall mean a person or entity who directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person or entity. Affiliate shall include Affiliates of Company.

          (b) "Beneficial Owner" shall be defined by reference to Rule 13(d)-3 under the Securities Exchange Act of 1934, as in effect on July 20, 1996, provided, however, and without limitation, any individual, corporation, partnership, group, association or other person or entity which has the right to acquire any Voting Stock at any time in the future, whether such right is contingent or absolute, pursuant to any agreement, arrangement or understanding or upon exercise of conversion rights, warrants or options, or otherwise, shall be the Beneficial Owner of such Voting Stock.

          (c) "Change of Control" of Company or PGE shall mean after the Effective Time (i) Company or PGE merges or consolidates with any other corporation (other than Company or one of Company's wholly owned subsidiaries) and is not the surviving corporation (or survives only as the subsidiary of another corporation), or (ii) Company or PGE sells all or substantially all of its assets to any other person or entity (other than to Company or one of Company's wholly owned subsidiaries), or (iii) Company or PGE is dissolved, or (iv) any third person or entity (other than, in the case of PGE, Company or any wholly owned subsidiary of Company, or in the case of PGE or Company, the trustee or committee of any qualified employee benefit plan of Company) together with its affiliates and associates shall become, directly or indirectly, the Beneficial Owner of at least thirty percent (30%) of the Voting Stock of Company or PGE or (v) the individuals who constitute the members of Company's Board of Directors ("Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director whose election or nomination for election by Company stockholders was approved by a vote of at least eighty percent (80%) of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (v), considered as though such person were a member of the Incumbent Board.

          (d) "Change of Control Date" shall mean the day on which a Change of Control becomes effective.

          (e) "Involuntary Termination Date" shall mean Employee's last date of employment by reason of an Involuntary Termination.

          (f) "Permanent Disability" or "Permanently Disabled" shall mean such permanent disability that qualifies Employee for benefits beyond twenty four months of disability under Company's Long-Term Disability Plan.

          (g) "Voting Stock" shall mean all outstanding shares of capital stock entitled to vote generally in elections for directors, considered as one class; provided, however, that if there are shares of Voting Stock entitled to more or less than one vote for any such share, each reference to a proportion of shares of Voting Stock shall be deemed to refer to such proportion of the votes entitled to be cast by such shares.

ARTICLE 6:  DEATH, DISABILITY OR RETIREMENT

     In the event of Employee's death or Permanent Disability following Employee's Involuntary Termination Date, Employee or Employee's legal representatives shall be entitled to receive the balance of any unpaid amounts payable under Article 4.

     In no event will Employee or Employee's legal representatives receive payments under Article 4 of this Agreement if Employee dies, retires, or becomes Permanently Disabled prior to his Involuntary Termination.

ARTICLE 7:  CONFIDENTIAL INFORMATION

     7.1 Company Information. Employee acknowledges that Company's business is highly competitive and that Company's books, records and documents, Company's technical information concerning its products, equipment, services and processes, procurement procedures and pricing techniques, the names of and other information (such as credit and financial data) concerning Company's customers and business Affiliates, all comprise confidential business information and trade secrets of Company which are valuable, special, and unique assets of Company, which Company uses in its business to obtain a competitive advantage over Company's competitors which do not know or use this information. Employee further acknowledges that protection of Company's confidential business information and trade secrets against unauthorized disclosure and use, is of critical importance to Company in maintaining its competitive position. Accordingly, Employee hereby agrees that he will not, at any time during or after his employment by Company, make any unauthorized disclosure of any confidential business information or trade secrets of Company, or make any use thereof, except for the benefit of, and on behalf of Company. For the purposes of this paragraph, the term "Company" shall also include Affiliates of Company.

ARTICLE 8:  MISCELLANEOUS

     8.1 Notices. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

        If to Company to:   Enron Corp.
                            1400 Smith Street
                            Houston, Texas 77002
                            Attention: Corporate Secretary

        If to Employee to:

                            or to such other address as either party may furnish to the other in writing in accordance herewith, except that notices of changes of address shall be effective only upon receipt.

     8.2 Applicable Law. This contract is entered into under, and shall be governed for all purposes by, the laws of the State of Texas, without giving effect to the principles of conflict of laws.

     8.3 No Duty to Seek Employment. Employee shall not be under any duty or obligation to seek or accept other employment following termination and no amount, payment or benefit due Employee hereunder or otherwise shall be reduced or suspended if Employee accepts subsequent employment.

     8.4 No Waiver. No failure by either party hereto at any time to give notice of any breach by the other party of, or to require compliance with, any condition or provision of this Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

     8.5 Remedy for Breach of Contract. (a) The parties agree that in the event there is any breach or asserted breach of the terms, covenants or conditions of this Agreement, the remedy of Company shall be in law and in equity and injunctive relief also shall lie for the enforcement of or relief from any provisions of this Agreement.

     (b) The sole and exclusive remedy of Employee shall be limited to the enforcement of the provisions of this Agreement. Employee agrees that he will receive sufficiently higher consideration under this Agreement than he would otherwise receive if he did not agree to this provision. Employee understands the effect of the provisions of this Section 8.5, he has had reasonable time to consider the effect thereof, and he was encouraged and had an opportunity to consult an attorney with respect thereto.

     (c) If any eligible remedy or relief is sought and obtained by either party pursuant to this Section 8.5, the other party shall, in addition to the remedy of relief so obtained, be liable for the expenses incurred by the successful party in obtaining such remedy or relief, including costs of court and the fees and expenses of the successful party's counsel.

     8.6 Severability. It is a desire and intent of the parties that the terms, provisions, covenants and remedies contained in this Agreement shall be enforceable to the fullest extent permitted by Law. If any such term, provision, covenant or remedy of this Agreement or the application thereof to any person or circumstances shall to any extent, be construed to be invalid or unenforceable in whole or in part, then such term, provision, covenant or remedy shall be construed in a manner so as to permit its enforceability under the applicable law to the fullest extent permitted by law. In any case, the remaining provisions of this Agreement or the application thereof to any person or circumstances other than those to which they have been held invalid or unenforceable, shall remain in full force and effect.

     8.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement.

     8.8 Withholding of Taxes. Company may withhold, from any benefits payable under this Agreement all federal, state, city or other taxes as may be required pursuant to any law or governmental regulation or ruling.

     8.9 Headings. The paragraph headings have been inserted for purposes of convenience and shall not be used for interpretive purposes.

     8.10 Successors and Assignment. This Agreement automatically shall be binding upon any corporation or other entity which may hereafter acquire or succeed to all or substantially all of the business or assets of Company by any means whether direct or indirect, by purchase, merger, consolidation or otherwise. As used in this paragraph 8.10, "Company" shall mean Company as defined in the preamble to this agreement and any successor to its business or assets by operation of law or otherwise. With respect to employee's rights and obligations, Employee's rights and obligations hereunder are personal and neither this Agreement, nor any right, benefit or obligation of Employee, shall be subject to voluntary or involuntary assignment, alienation or transfer, whether by operation of law or otherwise, without the prior written consent of Company. This Agreement shall inure to the benefit of and be enforceable by Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

     8.11 Entire Agreement; Modification. This Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof, supersedes any and all prior agreements with respect to Employee's employment by Company or an Affiliate except as provided in this Agreement, and contains all of the covenants, promises, representations, warranties and agreements between the parties with respect to employment of Employee by Company. Each party to this Agreement acknowledges that no representation, inducement, promise or agreement, oral or written, has been made by either party, which is not embodied herein, and that no agreement, statement, or promise relating to the employment of Employee by Company, which is not contained in this Agreement shall be valid or binding. Any modification of this Agreement will be effective only if it is in writing and signed by both parties. This Agreement does not revoke or cancel any employee benefits or compensation earned or accrued by or vested in Employee as of the effective date of this Agreement and which are attributable to Employee's prior employment by Company or an Affiliate.

     8.12 Non-competition. As part of the consideration for the compensation to be paid to Employee hereunder, and as an additional incentive for Company to enter into this Agreement, Company and Employee agree to the non-competitive provisions of this Section 8.12. Upon termination of employment for any reason, Employee agrees that until the first to occur of (x) the date upon which the Initial Term of this Agreement would have ended had employment of Employee not terminated and (y) the second anniversary of the date of termination of employment, Employee will not, directly or indirectly for himself or for others, in any state of the United States or in any foreign country where Company or any of its Affiliates is then conducting any business, or has, during the previous twelve (12) months, conducted any business:

          (i) engage in any business similar or related to or competitive with the business conducted by PGC or any Affiliate of PGC immediately before the Effective Time, or any other area of business of Company or any Affiliate with which Employee has material involvement during the two-year period immediately before the termination of his employment (the "Core Business");

          (ii) render advice or services to, or otherwise assist, any other person or entity who is engaged, directly or indirectly, in any business similar or related to, or competitive with, the Core Business conducted by Company or any Affiliate;

          (iii) transact any business in any manner pertaining to suppliers or customers in Company or any Affiliate which, in any manner, would have, or is likely to have, an adverse effect upon Company or any Affiliate; or

          (iv) induce any employee of Company or any Affiliate to terminate his or her employment with Company or such Affiliate.

     Employee understands that the foregoing restrictions may limit Employee's ability to engage in a business similar to Company's Core Business anywhere in the world during the period provided for above, but acknowledges that Employee will receive sufficiently higher remuneration and other benefits from Company hereunder than he would otherwise receive, to justify such restriction. Employee understands the effect of the provisions of this Section 8.12, he has had reasonable time to consider the effect thereof, and he was encouraged and had an opportunity to consult an attorney with respect thereto. Company shall be entitled to enforce the provisions of this Section 8.12 by terminating any payments then owing to Employee under this Agreement and by resorting to appropriate legal and equitable action.

     It is expressly understood and agreed that Company and Employee consider the restrictions contained in this Section 8.12 to be reasonable and necessary. Nevertheless, if any of the aforesaid restrictions are found by a court having jurisdiction to be unreasonable, or over broad as to geographic area or time, or otherwise unenforceable, the parties intend for the restrictions herein set forth to be modified by such court so as to be reasonable and enforceable and, as so modified by the court, to be fully enforced.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                          ENRON CORP.

                                          By: /s/  EDMUND P. SEGNER III

                                            ------------------------------------
                                            Title: Executive Vice President
                                                  and Chief of Staff

                                          JOSEPH M. HIRKO

                                          /s/  JOSEPH M. HIRKO

                                          --------------------------------------

                                                                         ANNEX E

                              AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                       OF
                               ENRON OREGON CORP.

                             ---------------------

                                   ARTICLE I

     The name of this corporation is Enron Oregon Corp. (herein, the "Corporation").

                                   ARTICLE II

     The address of the registered office of this Corporation in the State of Oregon is 520 S.W. Yamhill, Suite 800, Portland, Oregon 97204, and the name of its resident agent at such address is CT Corporation System. The mailing address of this Corporation at which notices may be delivered pursuant to the Oregon Business Corporation Act is c/o CT Corporation System, 520 S.W. Yamhill, Suite 800, Portland, Oregon 97204.

                                  ARTICLE III

     The nature of the business or purposes to be transacted, promoted or carried on by this Corporation is to engage in any lawful business or activity for which corporations may lawfully be organized under the laws of the State of Oregon.

                                   ARTICLE IV

     The total number of shares of all classes of stock which this Corporation shall have authority to issue is 616,500,000 shares of capital stock, of which 16,500,000 shares are Preferred Stock (the "Preferred Stock"), and 600,000,000 shares are Common Stock (the "Common Stock").

     The following is a statement fixing certain of the preferences, limitations and relative rights of the Preferred Stock and the Common Stock, and the authority with respect thereto expressly granted to the Board of Directors of the Corporation to fix any such provisions not fixed by these Articles of
Incorporation:

A. PREFERRED STOCK

     The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (or, to the extent permitted by law, a duly authorized committee thereof) is hereby expressly vested with the authority, without shareholder approval, to adopt from time to time an amendment or amendments to these Articles of Incorporation to establish, in the manner provided by and to the fullest extent now or hereafter permitted by the Oregon Business Corporation Act, series of the Preferred Stock and to determine, in the sole discretion of the Board of Directors, the preferences, limitations and relative rights of each such series, including without limitation the following:

          (1) The distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (except as otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

          (2) The dividend rate on the shares of that series, whether such dividends, if any, shall be cumulative, and, if so, the date or dates from which dividends payable on such shares shall accumulate, and the relative rights of priority, if any, of payment of dividends on shares of that series;

          (3) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

          (4) Whether that series shall have conversion privileges with respect to shares of any other class or classes of stock or of any other series of any class of stock, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate upon occurrence of such events as the Board of Directors shall determine;

          (5) Whether the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including their relative rights of priority, if any, of redemption, the date or dates upon or after which they shall be redeemable, provisions regarding redemption notices, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

          (6) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

          (7) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

          (8) The conditions or restrictions upon the creation of indebtedness of the Corporation or upon the issuance of additional Preferred Stock or other capital stock ranking on a parity therewith, or prior thereto, with respect to dividends or distribution of assets upon liquidation;

          (9) The conditions or restrictions with respect to the issuance of, payment of dividends upon, or the making of other distributions to, or the acquisition or redemption of, shares ranking junior to the Preferred Stock or to any series thereof with respect to dividends or distribution of assets upon liquidation; and

          (10) Any other designations, powers, preferences, and rights, including, without limitation, any qualifications, limitations, or restrictions thereof.

     Except as shall be determined by the Board of Directors or its committee as permitted hereby in establishing the terms of a series of Preferred Stock, all shares of Preferred Stock shall be of equal rank and shall be identical. All shares of any particular series of Preferred Stock so designated by the Board of Directors shall be alike in every particular, except that shares of any particular series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

B. COMMON STOCK

     Subject to the terms of any Preferred Stock, the Board of Directors may, in its discretion, out of funds legally available for the payment of dividends and at such times and in such manner as determined by the Board of Directors, declare and pay dividends on the Common Stock. No dividend (other than a dividend in capital stock ranking on a parity with the Common Stock with respect to the payment of dividends or cash in lieu of fractional shares with respect to such stock dividend) shall be declared or paid on any share or shares of any class of stock or series thereof ranking on a parity with the Common Stock in respect of payment of dividends for any dividend period unless there shall have been declared, for the same dividend period, like proportionate dividends on all shares of Common Stock then outstanding.

     In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and payment or setting aside for payment of any preferential amount due to the holders of any other class or series of stock, the holders of the Common Stock shall be entitled to receive ratably any or all assets remaining to be paid or distributed.

     Subject to any special voting rights of any Preferred Stock, the holders of the Common Stock of the Corporation shall be entitled to one vote for each share of such stock held by them on all matters submitted to a vote or consent of the shareholders.

C. NO PREEMPTIVE RIGHTS

     No holder of shares of stock of the Corporation shall have any preemptive or other rights to acquire the Corporation's unissued shares, except as such rights are expressly provided by contract or in the terms of any series of Preferred Stock established hereunder.

D. SHAREHOLDER ACTION BY WRITTEN CONSENT

     If the Corporation's shareholders are permitted by law to take any action required or permitted to be taken at a shareholders' meeting without a meeting, such action must be evidenced by one or more written consents describing the action taken, signed by all the shareholders entitled to vote on the action and delivered to the Corporation for inclusion in the minutes or filing with the corporate records.

                                   ARTICLE V

A. BUSINESS TRANSACTIONS WITH RELATED PERSONS

     In addition to the requirements of the provisions of any series of Preferred Stock which may be outstanding, and whether or not a vote of the shareholders is otherwise required, the affirmative vote of the holders of not less than eighty percent (80%) of the Voting Stock shall be required for the approval or authorization of any Business Transaction with a Related Person, or any Business Transaction in which a Related Person has an interest (except proportionately as a shareholder); provided, however, that the eighty percent (80%) voting requirement shall not be applicable if either (i) the Continuing Directors, who at the time constitute at least a majority of the entire Board of Directors of the Corporation, have expressly approved the Business Transaction by at least an eighty percent (80%) vote of such Continuing Directors, (ii) the Business Transaction occurs more than five years after the last acquisition of Voting Stock by the Related Person, or (iii) all of the following conditions are satisfied:

          (1) The Business Transaction is a merger or consolidation or sale of substantially all of the assets of the Corporation, and the cash or fair market value of the property, securities or other consideration to be received per share by holders of Common Stock of the Corporation (other than such Related Person) in the Business Transaction is at least equal in value to such Related Person's Highest Purchase Price; provided, however, that if such Business Transaction is effected more than nine months after the last date upon which such Related Person paid the Highest Purchase Price, the consideration to be received per share by holders of Common Stock of the Corporation (other than such Related Person) in such Business Transaction shall be at least equal in value to such Related Person's Adjusted Purchase Price;

          (2) After such Related Person has become the Beneficial Owner of not less than ten percent (10%) of the Voting Stock of the Corporation and prior to the consummation of such Business Transaction, such Related Person shall not have become the Beneficial Owner of any additional shares of Voting Stock or securities convertible into Voting Stock, except (i) as a part of the transaction which resulted in such Related Person becoming the Beneficial Owner of not less than ten percent (10%) of the Voting Stock or
     (ii) as a result of a pro rata stock dividend or stock split; and

          (3) Prior to the consummation of such Business Transaction, such Related Person shall not have, directly or indirectly, (i) received the benefit (except proportionately as a shareholder) of any loans, advances, guarantees, pledges or other financial assistance or tax credits provided by the Corporation or any of its subsidiaries, or (ii) caused any material change in the Corporation's business or equity capital structure, including, without limitation, the issuance of shares of capital stock of the Corporation.

B. DEFINITIONS

     For the purpose of this Article V:

          (1) The term "Business Transaction" shall mean (a) any merger or consolidation involving the Corporation or a subsidiary of the Corporation,
     (b) any sale, lease, exchange, transfer or other disposition (in one transaction or a series of transactions), including without limitation a mortgage or any other security device, of all or any Substantial Part of the assets either of the Corporation or of a subsidiary of the Corporation,
     (c) any sale, lease, exchange, transfer or other disposition of all or any Substantial Part of the assets of an entity to the Corporation or a subsidiary of the Corporation, (d) the issuance, sale, exchange, transfer or other disposition by the Corporation or a subsidiary of the Corporation of any securities of the Corporation or any subsidiary of the Corporation,
     (e) any recapitalization or reclassification of the Corporation's securities (including without limitation, any reverse stock split) or other transaction that would have the effect of increasing the voting power of a Related Person, (f) any liquidation, spinoff, splitoff, splitup or dissolution of the Corporation, and (g) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Transaction.

          (2) The term "Related Person" shall mean and include (a) any individual, corporation, partnership, group, association or other person or entity which, together with its Affiliates and Associates, is the Beneficial Owner of not less than ten percent (10%) of the Voting Stock of the Corporation or was the Beneficial Owner of not less than ten percent (10%) of the Voting Stock of the Corporation (i) at the time the definitive agreement providing for the Business Transaction (including any amendment thereof) was entered into, (ii) at the time a resolution approving the Business Transaction was adopted by the Board of Directors of the Corporation, or (iii) as of the record date for the determination of shareholders entitled to notice of and to vote on, or consent to, the Business Transaction, and (b) any Affiliate or Associate of any such individual, corporation, partnership, group, association or other person or entity; provided, however, and notwithstanding anything in the foregoing to the contrary, the term "Related Person" shall not include the Corporation, a wholly owned subsidiary of the Corporation, any employee stock ownership or other employee benefit plan of the Corporation or any wholly owned subsidiary of the Corporation, or any trustee of, or fiduciary with respect to, any such plan when acting in such capacity.

          (3) The term "Beneficial Owner" shall be defined by reference to Rule 13d-3 under the Securities Exchange Act of 1934, as in effect on February 1, 1984; provided, however, and without limitation, any individual, corporation, partnership, group, association or other person or entity which has the right to acquire any Voting Stock at any time in the future, whether such right is contingent or absolute, pursuant to any agreement, arrangement or understanding or upon exercise of conversion rights, warrants or options, or otherwise, shall be the Beneficial Owner of such Voting Stock.

          (4) The term "Highest Purchase Price" shall mean the highest amount of consideration paid by such Related Person for a share of Common Stock of the Corporation (including any brokerage commissions, transfer taxes and soliciting leaders' fees) in the transaction which resulted in such Related Person becoming a Related Person or within one year prior to the date such Related Person became a Related Person; provided, however, that the Highest Purchase Price shall be appropriately adjusted to reflect the occurrence of any reclassification, recapitalization, stock split, reverse stock split, withholding of dividends or other readjustments in the number of outstanding shares of Common Stock of the Corporation, or the declaration of a stock dividend thereon, between the last date upon which such Related Person paid the Highest Purchase Price to the effective date of the merger or consolidation or the date of distribution to shareholders of the Corporation of the proceeds from the sale of substantially all of the assets of the Corporation referred to in Section A (1) of this Article V during the Relevant Period.

          (5) The term "Relevant Period" shall mean the period which runs from the last date upon which such Related Person paid the Highest Purchase Price for a share of Common Stock of the Corporation to the effective date of the merger or consolidation or the date of distribution of shareholders of the Corporation of the proceeds from the sale of substantially all the assets of the Corporation referred to in Section A (1) of this Article V.

          (6) The term "Adjusted Purchase Price" shall mean that amount which would result from increasing such Related Person's Highest Purchase Price during the Relevant Period at an annual rate equal to one-hundred ten percent (110%) of the arithmetic average of the weekly per annum market discount rates for three-month U.S. Treasury bills during such Relevant Period, as published by the Board of Governors of the Federal Reserve System; provided, however, that in respect of any portion of the Relevant Period during which the Corporation cannot determine the annual rate of increase in the foregoing manner, the annual rate of increase shall be deemed to be ten percent (10%); and provided further that the amount of the increase in such Related Person's Highest Purchase Price which would occur as a result of the foregoing provision shall be reduced by the aggregate of the regular quarterly cash dividends paid per share of Common Stock during the Relevant Period.

          (7) The term "Substantial Part" shall mean more than twenty percent (20%) of the fair market value of the total assets of the entity in question, as reflected on the most recent consolidated balance sheet of such entity existing at the time the shareholders of the Corporation would be required to approve or authorize the Business Transaction involving the assets constituting any such Substantial Part.

          (8) In the event of a merger in which the Corporation is the surviving corporation, for the purpose of Section A (1) of this Article V, the phrase "property, securities or other consideration to be received" shall include, without limitation, Common Stock of the Corporation retained by its existing shareholders (other than such Related Person).

          (9) The term "Voting Stock" shall mean all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, considered for the purpose of this Article V as one class; provided, however, that if the Corporation has shares of Voting Stock entitled to more or less than one vote for any such share, each reference in this Article V to a proportion of shares of Voting Stock shall be deemed to refer to such proportion of the votes entitled to be cast by such shares.

          (10) The term "Continuing Director" shall mean a director who either was a member of the Board of Directors of the Corporation prior to the time such Related Person became a Related Person or who subsequently became a director of the Corporation and whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least eighty percent (80%) of the Continuing Directors then on the Board, either by a specific vote or by approval of the proxy statement issued by the Corporation on behalf of the Board of Directors in which such person is named as nominee for director, without an objection to such nomination; provided, however, that in no event shall a director be considered a "Continuing Director" if such director is a Related Person and the Business Transaction to be voted upon is with such Related Person or is one in which such Related Person otherwise has an interest (except proportionately as a shareholder of the Corporation).

          (11) The term "Affiliate," used to indicate a relationship to a specified person, shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person.

          (12) The term "Associate," used to indicate a relationship with a specified person, shall mean (a) any corporation, partnership or other organization of which such specified person is an officer or partner or is, directly or indirectly, the Beneficial Owner of ten percent (10%) or more of any class of equity securities, (b) any trust or other estate in which such specified person has a substantial beneficial interest or as to which such specified person serves as trustee or in a similar fiduciary capacity,
     (c) any relative or spouse of such specified person, or any relative of such spouse, who has the same home as such specified person or who is a director or officer of the Corporation or any of its parents or subsidiaries, and (d) any person who is a director or officer of such specified person or any of its parents or subsidiaries (other than the Corporation or any wholly owned subsidiary of the Corporation).

C. DETERMINATION BY BOARD OF DIRECTORS

     For the purpose of this Article V, if the Continuing Directors constitute at least a majority of the entire Board of Directors, then eighty percent (80%) of such Continuing Directors shall have the power to make a good faith determination, on the basis of information known to them, of: (i) the number of shares of Voting Stock of which any person is the Beneficial Owner,
(ii) whether a person is an Affiliate or Associate of another, (iii) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in the definition of Beneficial Owner herein, (iv) whether the assets subject to any Business Transaction constitute a Substantial Part,
(v) whether any Business Transaction is one in which a Related Person has an interest (except proportionately as a shareholder), (vi) whether a Related Person has, directly or indirectly, received the benefits or caused any of the changes referred to in Section A (3) of this Article V, and (vii) such other matters with respect to which a determination is required under this Article V.

D. FIDUCIARY DUTIES

     Nothing contained in this Article V shall be construed to relieve any Related Person from any fiduciary obligation imposed by law.

E. AMENDMENT

     Notwithstanding any other provisions of these Articles of Incorporation or the Bylaws of the Corporation (and notwithstanding that a lesser percentage may be specified by law, these Articles of Incorporation or the Bylaws of the Corporation), the provisions of this Article V may not be repealed or amended in any respect, nor may any provision be adopted inconsistent with this Article V, unless such action is approved by the affirmative vote of the holders of not less than eighty percent (80%) of the Voting Stock.

                                   ARTICLE VI

     The number of directors of the Corporation shall be determined as specified in the Bylaws of the Corporation. No shareholder of the Corporation shall have any right to cumulate votes in the election of directors.

                                  ARTICLE VII

A. PERSONAL LIABILITY OF DIRECTORS

     A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for conduct as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any unlawful distribution under Oregon Revised Statutes Section 60.367, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or amendment of this provision by the shareholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the liability of a director of the Corporation existing at the time of such repeal or amendment. In addition to the circumstances in which a director of the Corporation is not liable as set forth in the foregoing provisions, a director shall not be liable to the fullest extent permitted by any provisions of the statutes of Oregon hereafter enacted that further limits the liability of a director.

B. INDEMNIFICATION

          (1) Each person who was or is made a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "Proceeding"), by reason of the fact that he or she, or a person of which he or she is the legal representative, is or was a director or officer, of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, partner, trustee, employee or agent or in any other capacity while serving as a director, officer, partner, trustee, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Oregon Business Corporation Act, as the same exists or may hereafter be amended (but, in the case of any such amendments, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to serve in a capacity to which the above indemnification applies and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph (2) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation for expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Oregon Business Corporation Act requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of the proceeding, shall be made only upon delivery to the Corporation of a written affirmation of the director or officer's good faith belief that such director has met the standard of conduct described in Oregon Revised Statutes Section 60.391 and of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately to be determined that such director or officer is not entitled to be indemnified under this Section or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation not covered by the foregoing with the same scope and effect as the foregoing indemnification of directors and officers.

          (2) If a claim under paragraph B (1) of this Article VII is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Oregon Business Corporation Act for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Oregon Business Corporation Act, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

          (3) The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, bylaw, agreement, vote of shareholders or disinterested directors or otherwise.

          (4) The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Oregon Business Corporation Act.

                                  ARTICLE VIII

     The provisions of the Oregon Control Share Act (Oregon Revised Statutes Sections 60.801-60.816) shall not be applicable to acquisitions of voting shares of the Corporation.

                                   ARTICLE IX

     The Corporation shall have the right, subject to any express provisions or restrictions contained in the Articles of Incorporation or Bylaws of the Corporation, from time to time, to amend the Articles of Incorporation or any provision thereof in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a shareholder of the Corporation by the Articles of Incorporation or any amendment thereof are conferred subject to such right.

                                                                         ANNEX F

                                    FORM OF
                     STATEMENT OF RESOLUTIONS ESTABLISHING
                         A SERIES OF PREFERRED STOCK OF
                               ENRON OREGON CORP.

                             ---------------------

                 CUMULATIVE SECOND PREFERRED CONVERTIBLE STOCK

                             ---------------------

     Pursuant to Oregon Revised Statutes Section 60.134 and Article IV of the Articles of Incorporation, as amended, of Enron Oregon Corp. (the
"Corporation"), the Board of Directors of the Corporation has duly adopted the
following resolutions on             , 199  , establishing a series of Preferred
Stock of the Corporation:

     RESOLVED, that there is hereby established a series of the Preferred Stock of the Corporation designated the Cumulative Second Preferred Convertible Stock (herein referred to as the "Convertible Preferred Stock"). The designation and number of shares of such series and the powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof (in addition to those set forth in the Articles of Incorporation, as amended, that may be applicable to such series) are as follows:

     A. Definitions. Capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Corporation's Articles of Incorporation, as amended. In addition, the following terms shall have the following meanings when used herein:

          (1) The term "accrued dividends" for a share shall mean an amount computed at the annual dividend rate on such share from the date on which dividends on such share become cumulative to and including the date to which such dividends are to be accrued, less the aggregate amount of all dividends theretofore paid thereon.

          (2) The term "junior stock" shall mean, with respect to paragraphs C and G, the Common Stock and any other class or series of stock of the Corporation not entitled to receive any dividends unless all dividends required to have been paid or declared and set apart for payment on the Convertible Preferred Stock shall have been so paid or declared and set apart for payment and, with respect to paragraphs D and G, any class or series of stock of the Corporation not entitled to receive any assets upon the liquidation, dissolution or winding up of the affairs of the Corporation until the Convertible Preferred Stock shall have received the entire amount to which such stock is entitled upon such liquidation, dissolution or winding up.

          (3) The term "parity stock" (and references to shares ranking "on a parity with" the Convertible Preferred Stock) shall refer to, with respect to paragraphs C and G, any class or series of stock of the Corporation entitled to receive payment of dividends on a parity with the Convertible Preferred Stock and, with respect to paragraphs D and G, any class or series of stock of the Corporation entitled to receive assets upon the liquidation, dissolution or winding up of the affairs of the Corporation on a parity with the Convertible Preferred Stock. The Corporation's 9.142% Perpetual Second Preferred Stock shall be parity stock with respect to the Convertible Preferred Stock.

          (4) The term "senior stock" (and references to shares ranking "senior to" or "prior to" the Convertible Preferred Stock) shall refer to, with respect to paragraph C, any class or series of stock of the Corporation ranking senior to the Convertible Preferred Stock in respect of the right to receive dividends and, with respect to paragraph D, any class or series of stock of the Corporation ranking senior to the Convertible Preferred Stock with respect to the right to receive assets upon the liquidation, dissolution or winding up of the affairs of the Corporation.

          (5) The term "sinking fund" shall mean any fund or requirement for the periodic retirement of shares.

     B. Designation. The distinctive designation of the series shall be the "Cumulative Second Preferred Convertible Stock." The number of shares that shall constitute such series shall be [1,367,671](1) shares, which number shall not be increased.

     C. Dividends.

          (1) The holders of the Convertible Preferred Stock, in preference to the rights of holders of any junior stock but subject to the rights of any senior stock, shall be entitled to receive, as and when declared by the Board of Directors out of any funds legally available therefor, cash dividends, at an annual rate equal to a variable amount equal to the higher of (a) $10.50 per share and (b) the equivalent dividend that would be paid if shares of the Convertible Preferred Stock were converted to Common Stock, and no more, payable quarterly on the first days of January, April, July and October, respectively, in each year, with respect to the quarterly period ending on the day preceding each such respective payment date, except that the first dividend after the issuance of shares of Convertible Preferred Stock pursuant to the merger of Enron Corp., a Delaware corporation ("Old Enron"), with and into the Corporation, shall be paid in respect of the period from the end of the last quarterly dividend period on shares of the Cumulative Second Preferred Convertible Stock of Old Enron for which dividends were paid in full (the "Initial Dividend Period"). Such dividends shall be cumulative from and shall accrue on all shares of the Convertible Preferred Stock from the beginning of the Initial Dividend Period.

          (2) No dividend shall be paid upon, or declared or set apart for, any share of Convertible Preferred Stock or shares ranking on parity with the Convertible Preferred Stock for any quarterly dividend period unless at the same time a like proportionate dividend for the same quarterly dividend period, ratably in proportion to the respective annual dividend rates fixed therefor, shall be paid upon, or declared and set apart for, all shares of Convertible Preferred Stock and any Preferred Stock ranking on parity with the Convertible Preferred Stock that are entitled to such dividends.

          (3) In no event, so long as any shares of Convertible Preferred Stock shall be outstanding, shall any dividend, whether in cash or property, be paid or declared, nor shall any distribution be made, on any junior stock, nor shall any shares of any junior stock be purchased, redeemed or otherwise acquired for value by the Corporation, nor shall the Corporation permit any distribution to be made or shares purchased, redeemed or otherwise acquired by any subsidiary, unless all dividends on the Convertible Preferred Stock for all past quarterly dividend periods and for then current quarterly period shall have been paid or declared and a sum sufficient for the payment thereof set apart. The foregoing provisions of this subparagraph (3) shall not, however, apply to a dividend payable in any junior stock, or to the acquisition of shares of any junior stock in exchange for, or through application of the proceeds of the sale of, shares of any other junior stock.

     D. Liquidation Preference.

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, then, before any distribution or payments shall be made to the holders of any junior stock, but subject to the rights of any senior stock or parity stock, the holders of the Convertible Preferred Stock shall be entitled to be paid in full the amount of $100 per share, together with accrued dividends to the date of such distribution or payment, whether or not earned or declared. If such payment shall have been made in full to the holders of the Convertible Preferred Stock (and senior and parity stock), the remaining assets and funds of the Corporation shall be distributed among the holders of the junior stock, according to their respective rights and preferences and in each case according to their respective shares. If, upon any liquidation, dissolution or winding up of the affairs of the Corporation, the amounts so payable are not paid in full to the holders of all outstanding shares of Convertible Preferred Stock and parity stock, the holders of the Convertible Preferred

---------------

1 To be revised to reflect the appropriate number of shares at the time of filing.

Stock, together with holders of parity stock, shall share ratably in any distribution of assets in proportion to the full amounts to which they would otherwise be respectively entitled. Neither the consolidation or merger of the Corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of the foregoing provisions of this paragraph D or paragraph G hereof.

     E. Redemption.

          (1) Subject to the provisions of subparagraph G(2)(a)(iv), the Corporation shall have the right to redeem any and all of the Convertible Preferred Stock at any time at the redemption price of $100 per share, together with accrued dividends to the date of distribution or payment, whether or not earned or declared; provided, however, that the Corporation shall not have the right to redeem any shares of the Convertible Preferred Stock pursuant to this paragraph E unless the current market price per Common Share (as defined in subparagraph F(4) below) has been for at least 30 consecutive Trading Days (as defined in subparagraph F(4) below) at least 150% of the amount calculated by dividing $100 by the number of Common Shares into which one share of the Convertible Preferred Stock is then convertible pursuant to the provisions of paragraph F below.

          (2) If less than all the outstanding shares of Convertible Preferred Stock are to be redeemed, the shares to be redeemed shall be determined by lot or pro rata in such manner as the Board of Directors may prescribe.

          (3) Notice of every redemption of Convertible Preferred Stock shall be mailed, addressed to the holders of record of the shares to be redeemed at their respective addresses as they shall appear on the stock books of the Corporation (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption) and notice shall also be published at least once in one daily newspaper printed in the English language and published and of general circulation in the Borough of Manhattan, The City of New York, the first publication and such mailing to be at least thirty days and not more than sixty days prior to the date fixed for redemption.

          (4) If notice of redemption shall have been duly published as may be required herein and if, on or before the redemption date specified in the notice, the redemption price, together with accrued dividends to the date fixed for redemption, whether or not earned or declared, shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares so called for redemption, so as to be and continue to be available therefor, then, from and after the date of redemption so designated, notwithstanding that any certificate for shares of Convertible Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, the dividends thereon shall cease to accumulate, and all rights with respect to the shares of Convertible Preferred Stock so called for redemption shall forthwith on the redemption date cease and terminate, except only the right of the holders thereof to receive the redemption price of the shares so redeemed, including accrued dividends to the redemption date, but without interest.

          (5) The Corporation may also, at any time prior to the redemption date, deposit in trust, for the account of the holders of the Convertible Preferred Stock to be redeemed, with a bank or trust company in good standing, organized under the laws of the United States of America or of the State of New York doing business in the Borough of Manhattan, The City of New York having capital, surplus and undivided profits aggregating at least Five Million Dollars ($5,000,000), designated in the notice of redemption, the redemption price, together with accrued dividends to the date fixed for redemption, whether or not earned or declared, and, unless the notice of redemption herein provided for has previously been duly mailed and published, deliver irrevocable written instructions directing such bank or trust company, on behalf and at the expense of the Corporation, to cause notice of redemption specifying the date of redemption to be duly mailed and publication of the notice to be made as herein provided promptly upon receipt of such irrevocable instructions. Upon such deposit in trust, either after due mailing and publication of the notice of redemption or accompanied by irrevocable instructions as provided above, notwithstanding that any certificate for shares of Convertible Preferred Stock so called for redemption shall not have been surrendered for cancellation, all shares of Convertible Preferred Stock with respect to which the deposit shall have been made shall no longer be deemed to be outstanding, and all rights with respect to such shares of Convertible Preferred Stock shall forthwith cease and terminate except only the right of the holders thereof to receive from such bank or trust company, at any time after the time of the deposit, the redemption price, including accrued dividends to the redemption date, whether or not earned or declared, but without interest, of the shares so to be redeemed, and the right to exercise, on or before the date fixed for redemption, privileges of conversion or exchange, if any, not theretofore expiring.

          (6) Any moneys deposited by the Corporation pursuant to this paragraph E which shall not be required for the redemption because of the exercise of any such right of conversion or exchange subsequent to the date of the deposit shall be repaid to the Corporation forthwith. Any other moneys deposited by the Corporation pursuant to this paragraph E and unclaimed at the end of six years from the date fixed for redemption shall be repaid to the Corporation upon its request expressed in a resolution of its Board of Directors, after which repayment the holders of the shares so called for redemption shall look only to the Corporation for the payment thereof.

     F. Conversion Rights.

          (1) Each share of the Convertible Preferred Stock shall be convertible at any time at the option of the holder thereof into fully paid and non-assessable shares of Common Stock (the "Common Shares") of the Corporation at the conversion rate, determined as hereinafter provided, in effect at the time of conversion. The rate at which Common Shares shall be delivered upon conversion of shares of the Convertible Preferred Stock (herein called the "Conversion Rate") shall be initially [13.652](2) Common Shares for each share of Convertible Preferred Stock. The Conversion Rate shall be subject to adjustment as provided for below. Upon conversion no allowance or adjustment shall be made for dividends on either class of stock.

          (2) In order to convert shares of the Convertible Preferred Stock into Common Shares, the holder thereof shall surrender at the office of any transfer agent for the Convertible Preferred Stock the certificate or certificates therefor, duly endorsed to the Corporation or in blank or accompanied by appropriate instruments of transfer to the Corporation or in blank, and give written notice to the Corporation at said office that he elects to convert such shares. Shares of the Convertible Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the date of surrender of such shares for conversion in accordance with the foregoing provisions (the "Conversion Date"), and the person or persons entitled to receive the Common Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Shares at such time. As promptly as practicable after the Conversion Date, the Corporation shall issue and deliver at said office the certificate or certificates for the number of full Common Shares issuable upon such conversion, together with a cash payment in lieu of any fraction of a Common Shares, as hereinafter provided, to the person or persons entitled to receive the same or to the nominee or nominees of such person or persons. In case shares of the Convertible Preferred Stock are called for redemption pursuant to paragraph E, the right to convert such shares shall cease and terminate at the close of business on the date fixed for redemption unless default shall be made in the payment of the redemption price.

          (3) The Conversion Rate shall be adjusted from time to time as follows:

             (a) In case the Corporation shall (i) pay a dividend on its Common Shares in other Common Shares, (ii) subdivide its outstanding Common Shares, (iii) combine its outstanding Common shares into a smaller number of Common Shares, or (iv) issue by reclassification of its Common Shares any other shares of the Corporation (including in connection with a merger in which the Corporation is a surviving corporation), the Conversion Rate in effect at the time of the record date for such dividend or the effective date of such subdivision, combination or reclassification shall be

---------------

2 To be updated to reflect the appropriate conversion rate at the time of filing.

        proportionately adjusted so that the holder of each share of the Convertible Preferred Stock converted after such time shall be entitled to receive the aggregate number and kind of shares which, if such share of the Convertible Preferred Stock had been converted immediately prior to such time, the holder would have owned upon such conversion and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any of the events listed above shall occur.

             (b) In case the Corporation shall issue rights or warrants to the holders of its Common Shares as such entitling them (for a period expiring within 45 days after the record date for determination of the shareholders entitled to receive such rights or warrants) to subscribe for or purchase Common Shares at a price per share less than the current market price per share (as defined in subparagraph F(4) below) on such record date, then in each such case the Conversion Rate shall be adjusted by multiplying the Conversion Rate in effect immediately prior to such record date by a fraction, of which the numerator shall be the number of Common Shares outstanding on the date of issuance of such rights or warrants plus the number of additional Common Shares offered for subscription or purchase, and of which the denominator shall be the number of Common Shares outstanding on the date of issuance of such rights or warrants plus the number of Common Shares which the aggregate offering price of the total number of shares so offered would purchase at such current market price. For the purposes of this clause (b), the issuance of rights or warrants to subscribe for or purchase securities convertible into Common Shares shall be deemed to be the issuance of rights or warrants to purchase the Common Shares into which such securities are convertible at an aggregate offering price equal to the aggregate offering price of such securities plus the minimum aggregate amount (if any) payable upon conversion of such securities into Common Shares. Such adjustment shall be made whenever any such rights or warrants are issued, and shall become effective retroactively with respect to conversions made subsequent to the record date for the determination of shareholders entitled to receive such rights or warrants.

             (c) In case the Corporation shall distribute to holders of its Common Shares (including any such distribution made pursuant to a merger or consolidation in which the Corporation is the surviving corporation) any assets (excluding cash distributions after the Effective Time of the Merger, as such terms are defined in the Agreement and Plan of Merger, dated as of April 12, 1983 among Old Enron, I N Holdings, Inc. and Belco Petroleum Corporation (the "Effective Time") not exceeding (i) the aggregate net earning of the Corporation and its subsidiaries on a consolidated basis after such date determined in accordance with sound accounting principles less (ii) dividends paid after such date on shares other than Common Shares), rights to subscribe or warrants (excluding those referred to in clause (b) above), evidences of its indebtedness or other securities of the Corporation (other than Common Shares) then in each such case the Conversion Rate shall be adjusted by multiplying the Conversion Rate in effect immediately prior to the record date for determination of shareholders entitled to receive such distribution by a fraction, of which the numerator shall be the current market price per Common Share (as defined in subparagraph F(4) below) on such record date, and of which the denominator shall be such current market price per Common Share less the fair value (as determined by a resolution of the Board of Directors of the Corporation, after consultation with its investment bankers, filed with each transfer agent for the Convertible Preferred Stock, which determination shall be conclusive), of the portion of the assets, rights to subscribe or warrants, evidences of its indebtedness or other securities so to be distributed applicable to one Common Share. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively with respect to conversions made subsequent to the record date for the determination of shareholders entitled to receive such distribution.

          (4) For the purpose of any computation under subparagraph (3) above, the current market price per Common Share on any date shall be deemed to be the average of the daily Closing Prices for 30 consecutive Trading Days selected by the Corporation commencing not more than 45 Trading Days before the date in question. The term "Closing Price" on any day shall mean the reported last sale price per Common Share regular way on such day or, in case no such sale takes place on such date, the average of the reported closing bid and asked prices regular way, in each case on the Composite Tape, or, if the Common Shares are not listed or admitted to trading on the New York Stock Exchange, on the American Stock Exchange, or, if the Common Shares are not listed or admitted to trading on the American Stock Exchange, on the principal national securities exchange on which the Common Shares are listed or admitted to trading, or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market as reported by the National Association of Securities Dealers' Automated Quotation system, or, if not so reported, as reported by the National Quotation Bureau, Incorporated, or any successor thereof, or, if not so reported, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Corporation for that purpose; and the term "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange, a Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the Borough of Manhattan, City and State of New York are not authorized or obligated by law or executive order to close.

          (5) No adjustment in the Conversion Rate shall be required unless such adjustment (plus any adjustments not previously made by reason of this subparagraph (5)) would require an increase or decrease of at least 1% in the number of Common Shares into which each share of the Convertible Preferred Stock is then convertible; provided, however, that any adjustments which by reason of this subparagraph (5) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph F shall be made to the nearest one-thousandth of a share.

          (6) The Board of Directors may make such adjustments in the Conversion Rate, in addition to those required by this paragraph F, as shall be determined by the Board, as evidenced by a Board resolution, to be advisable in order to avoid taxation so far as practicable of any dividend of stock or stock rights or any event treated as such for Federal income tax purposes to the recipients. The Board shall have the power to resolve any ambiguity or correct any error in this paragraph F and its action in so doing, as evidenced by the Board resolution, shall be final and conclusive.

          (7) In any case of any reclassification of Common Shares (other than a reclassification of the Common Shares referred to in subparagraph 3(a) hereof), any consolidation or merger of the Corporation with or into another corporation or any sale or conveyance to another corporation (other than a wholly-owned subsidiary of the Corporation) of all or substantially all of the property of the Corporation, the holder of a share of the Convertible Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale or conveyance by a holder of the number of Common Shares into which such share of the Convertible Preferred Stock might have been converted immediately prior to such consolidation, merger, sale or conveyance and shall have no other conversion rights with regard to such share of Convertible Preferred Stock. In the event of such a reclassification, consolidation, merger, sale or conveyance, effective provision shall be made in the certificate of incorporation of the resulting or surviving corporation or otherwise so that the conversion rate applicable to any stock or other securities or property into which the shares of the Convertible Preferred Stock shall then be convertible shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in clauses (a) to (c) of subparagraph (3) inclusive, above, and the other provisions of this paragraph F with respect to the Common Shares shall apply on terms as nearly equivalent as practicable to any such other shares of stock and other securities and property deliverable upon conversion of shares of Convertible Preferred Stock.

          (8) In the event that any time, as a result of any adjustment made pursuant to clause (a) of subparagraph (3) above, the holder of any shares of the Convertible Preferred Stock thereafter surrendered for conversion shall become entitled to receive any shares of capital stock of the Corporation other than Common Shares, thereafter the number of such other shares so receivable upon conversion of such shares of Convertible Preferred Stock shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in clauses (a) to (c) of subparagraph (3) inclusive, above, and the other provisions of this paragraph F with respect to the Common Shares shall apply on like terms to any such other shares.

          (9) Whenever any adjustments is required in the Common Shares into which each share of Convertible Preferred Stock is convertible, the Corporation shall forthwith (a) file with each transfer agent of the Convertible Preferred Stock a statement describing in reasonable detail the adjustment and the method of calculation used and (b) cause a copy of such statement to be mailed to the holder of record of the Convertible Preferred Stock as of the effective date of such adjustment.

          (10) In Case:

             (a) the Corporation shall declare a dividend (or any other distribution) on its Common Shares other than a cash dividend or distribution not exceeding (i) the aggregate net earnings of the corporation and its subsidiaries on a consolidated basis after the Effective Time determined in accordance with sound accounting principles less (ii) dividends paid after such date on shares other than Common Shares; or

             (b) the Corporation shall authorize the granting to the holders of its Common Shares of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

             (c) of any reclassification of the capital stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Shares), or of any consolidation or merger to which the Corporation is a party and for which approval of any shareholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation, or of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation; or

             (d) the Corporation proposes to take any other action that would require an adjustment of the Conversion Rate;

     then the Corporation shall cause to be mailed to each transfer agent for the Convertible Preferred Stock and to the holders of record of the outstanding shares of the Convertible Preferred Stock, at least 20 days (or 10 days in any case specified in clauses (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purposes of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Shares of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action is expected to become effective, and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their shares of Common Shares for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action.

          (11) The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Shares, for the purpose of issuance upon conversion of the Convertible Preferred Stock, the full number of Common Shares then issuable upon the conversion of all shares of the Convertible Preferred Stock then outstanding.

          (12) The Corporation will pay any and all taxes that may be payable in respect of the issuance or delivery of Common Shares on conversion of shares of the Convertible Preferred Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involving issue and delivery of Common Shares in the name other than that in which the shares of Convertible Preferred Stock so converted were registered and no such issue and delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

          (13) For the purpose of this paragraph F, the term "Common Shares" shall include any shares of the Corporation of any class or series which has no preference or priority in the payment of dividends or in the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and which is not subject to redemption by the Corporation. However, Common Shares issuable upon conversion of the Convertible Preferred Stock shall include only shares of the class designated as Common Shares as of the original date of issuance of the Convertible Preferred Stock, or shares of the Corporation of any classes or series resulting from any reclassification or reclassifications thereof and which have no preference or priority in the payment of dividends or in the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and which are not subject to redemption by the Corporation, provided that if at any time there shall be more than one such resulting class or series, the shares of such class and series then so issuable shall be substantially in the proportion which the total number of shares of such class and series resulting from all such reclassifications bears to the total number of shares of all such classes and series resulting from all such reclassifications.

          (14) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Convertible Preferred Stock. If any such conversion would otherwise require the issuance of a fractional share, an amount equal to such fraction multiplied by the Closing Price (determined as provided in subparagraph F(4) above) of the Common Shares on the date of conversion shall be paid to the holder in cash by the Corporation. If on such date there is no Closing Price, the fair value of a Common Share on such date, as determined by the Board of Directors, shall be used.

          (15) The certificate of any independent firm of public accountants of recognized standing selected by the Board of Directors shall be presumptive evidence of the correctness of any computation made under this paragraph F.

          (16) All shares of the Convertible Preferred Stock purchased or otherwise acquired by the Corporation (including shares surrendered for conversion) shall be canceled and thereupon restored to the status of authorized by unissued shares of Preferred Stock undesignated as to series.

     G. Voting Rights. The holders of Convertible Preferred Stock shall have no right to vote except as otherwise specifically provided herein, in the Articles of Incorporation, as amended, of the Corporation, or by statute:

          (1) In addition to the voting rights set forth below, the holders of shares of Convertible Preferred Stock shall vote together with the holders of the Common Shares (and of any other securities which may similarly be entitled to vote with the holders of the Common Shares) as a single class upon all matters upon which shareholders are entitled to vote and, when so voting, shall be entitled to a number of votes per share equal to the Conversion Rate in effect on the record date of the determination of shareholders entitled to notice of, and to vote at, such meeting.

          (2) So long as any shares of Convertible Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required in the Articles of Incorporation or by law:

             (a) The consent of the holders of at least two-thirds of the Convertible Preferred Stock and all other shares of parity stock at the time outstanding that would be affected similarly by the action described in clauses (i)-(iv) below and that are entitled to vote on such matter, given in person or by proxy, either in writing without a meeting (if permitted by law) or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

                (i) any amendment, alteration or repeal of any of the provisions of the Articles of Incorporation or the Bylaws of the Corporation, which affects adversely the voting powers, rights or preferences of the holders of the Convertible Preferred Stock or reduces the time for any notice to which the holders of the Convertible Preferred Stock may be entitled; provided, that the amendment of the provisions of the Articles of Incorporation so as to authorize or create, or to increase the authorized amount of any junior stock shall not be deemed to affect adversely the voting powers, rights or preferences of the holders of the Convertible Preferred Stock;

                (ii) the authorization, creation or issuance of, or the increase in the authorized amount of, any stock of any class or series or any security convertible into stock of any class or series, ranking prior to the Convertible Preferred Stock;

                (iii) the voluntary dissolution, liquidation or winding up of the affairs of the Corporation, or the sale, lease or conveyance by the Corporation of all or substantially all of its property or assets; or

                (iv) the purchase or redemption (for sinking fund purposes or otherwise) of less than all of the Convertible Preferred Stock and other parity stock at the time outstanding unless the full dividends on all shares of Convertible Preferred Stock then outstanding shall have been paid or declared and a sum sufficient for payment thereof set apart.

             (b) The consent of the holders of at least a majority of the Convertible Preferred Stock and all other shares of parity stock at the time outstanding that would be affected similarly by the action described in clauses (i) or (ii) below and that are entitled to vote on such matter, given in person or by proxy, either in writing without a meeting (if permitted by law) or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

                (i) the authorization, creation or issuance of, or the increase in the authorized amount of, any stock of any class or series or any security convertible into stock of any class or series, ranking on a parity with the Convertible Preferred Stock; provided that no such consent shall be required for the authorization, creation or issuance by the Corporation of up to a number of shares of one or more series of Preferred Stock ranking on parity with the Convertible Preferred Stock that, when added to the number of shares of Convertible Preferred Stock and other Preferred Stock ranking on parity with the Convertible Preferred Stock then outstanding, equals 5,000,000; or

                (ii) the merger or consolidation of the Corporation with or into any other corporation, unless the corporation resulting from such merger or consolidation will have after such merger or consolidation no class of stock and no other securities either authorized or outstanding ranking prior to or on a parity with the Convertible Preferred Stock, except the same number of shares of stock and the same amount of other securities with the same rights and preferences as the stock and securities of the Corporation respectively authorized and outstanding immediately preceding such merger or consolidation, and each holder of Convertible Preferred Stock immediately preceding such merger or consolidation shall receive the same number of shares, with the same rights and preferences, of the resulting corporation.

             (c) Notwithstanding the provisions of subparagraphs (a) or (b) above, no such consent of the holders of the Convertible Preferred Stock shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect or when the issuance of any such prior or parity stock or convertible security is to be made, or when such consolidation or merger, voluntary liquidation, dissolution or winding up, sale, lease, conveyance, purchase or redemption is to take effect, as the case may be, provision is to be made for the redemption of all shares of Convertible Preferred Stock at the time outstanding.

          (3) (a) If, at any time, dividends payable on the Convertible Preferred Stock shall be in default in an amount equivalent to six full quarterly dividends, then the holders of the Convertible Preferred Stock, voting separately as a class together with the holders of all other parity stock having then present right to elect one or more directors as a result of a dividend arrearage (herein referred to as "Class Voting Stock"), shall be entitled to elect two directors of the Corporation. When all such dividends in default shall have been so paid or funds sufficient therefor deposited in trust (and such dividends in default shall be so paid as soon as lawful and reasonably practicable out of any assets of the Corporation available therefor), the holders of the Convertible Preferred Stock shall be divested of such voting rights, but subject always to the same provisions for the vesting of such voting rights in the holders of the Convertible Preferred Stock in the case of any future such dividend default or defaults.

             (b) The foregoing right of the holders of the Convertible Preferred Stock with respect to the election of directors of the Corporation may be exercised at any annual meeting of shareholders or, within the limitations hereinafter provided, at a special meeting of shareholders held for such purpose. If the date upon which such right of the holders of the Convertible Preferred Stock shall become vested shall be more than ninety days preceding the date of the next ensuing annual meeting of shareholders as fixed by the Bylaws of the Corporation, the President of the Corporation shall, within ten days after delivery to the Corporation at its principal office of a request to such effect signed by the holders of at least five percent (5%) of the Convertible Preferred Stock then outstanding, call a special meeting of shareholders to be held within forty days after the delivery of such request for the purpose of electing a new Board of Directors to serve until the next annual meeting and until their successors shall be elected and shall qualify. Notice of such meeting shall be mailed to each shareholder entitled to vote thereat not less than ten days prior to the date of such meeting. The term of office of all directors of the Corporation shall terminate at the time of any such meeting held for the purpose of electing a new Board of Directors, notwithstanding that the term for which such directors had been elected shall not then have expired. In the event that at any such meeting at which holders of the Convertible Preferred Stock (and other Class Voting Stock) shall be entitled to elect two directors, a quorum of the holders of such Class Voting Stock shall not be present in person or by proxy, the holders of the Common Stock, if a quorum thereof be present, may temporarily elect the directors whom the holders of the Class Voting Stock were entitled but failed to elect, such directors to be designated as having been so elected and their term of office to expire at such time thereafter as their successors shall be elected by the holders of the Class Voting Stock as herein provided.

             (c) Whenever the holders of Convertible Preferred Stock (and any Class Voting Stock) shall be entitled to elect two directors, any holder of such Convertible Preferred Stock shall have the right, during regular business hours, in person or by duly authorized representative, to examine and to make transcripts of the stock records of the Corporation for the Convertible Preferred Stock for the purpose of communicating with other holders of such Convertible Preferred Stock with respect to the exercise of such right of election.

             (d) Whenever the holders of Convertible Preferred Stock (and other Class Voting Stock) shall be divested of any voting right pursuant to this paragraph G(3), the President of the Corporation shall, within ten days after delivery to the Corporation at its principal office of a request to such effect signed by any holder of Common Stock, call a special meeting of the holders of shares of stock entitled to vote at such meeting to be held within forty days after the delivery of such request for the purpose of electing a new Board of Directors to serve until the next annual meeting or until their respective successors shall be elected and shall qualify. If, at any such special meeting, any director shall not be reelected, his term of office shall terminate upon the election and qualification of his successor, notwithstanding that the term for which such director was originally elected shall not then have expired.

             (e) At any annual or special meeting of shareholders held for the purpose of electing directors when the holders of the Convertible Preferred Stock (and Class Voting Stock) shall be entitled to elect two directors, the presence in person or by proxy of the holders of one-third of the outstanding shares of the Convertible Preferred Stock and Class Voting Stock shall be required to constitute a quorum for the election by such class of such two directors, and the presence in person or by proxy of the holders of a majority of the outstanding shares of the Common Stock shall be required to constitute a quorum for the election by such class of the directors which that class is entitled to elect or for the election temporarily by such class as herein provided of the members of the Board of Directors whom the holders of the Convertible Preferred Stock (and other Class Voting Stock) cannot at the time for the want of a quorum elect; provided, however, that the majority of the holders of either such class of stock who are present in person or by proxy shall have power to adjourn such meeting for the election of directors by such class from time to time without notice other than announcement at the meeting. No delay or failure by the holders of any class of stock to elect the members of the Board of Directors whom such holders are entitled to elect shall invalidate the election of the remaining members of the Board of Directors by the holders of any class of stock. At any such election of directors by the holders of shares of Convertible Preferred Stock and any other Class Voting Stock, each such holder shall have one vote for each share of such stock standing in his name on the books of the Corporation on any record date fixed for such purpose or, if no such date be fixed, on the date on which the election is held.

             (f) If, during any interval between annual meetings of shareholders for the election of directors and while the holders of the Convertible Preferred Stock (and any other Class Voting Stock) shall be entitled to elect two directors, the numbers of directors in office who have been elected by the holders of shares of such class of stock shall, by reason of resignation, death or removal, be less than the total number of directors subject to election by the holders of shares of such class,
        (i) the vacancy or vacancies in the directors elected by the holders of shares of that class shall be filled by a majority vote of the remaining directors then in office who were elected by such class or succeeded to directors so elected, although such majority be less than a quorum, or, if there shall be only one such remaining director, shall be filled by the directors then in office upon nomination of the remaining director elected by the holders of the shares of that class or his successor and
        (ii) if not so filled within forty days after the creation thereof, the President of the Corporation shall call a special meeting of the holders of shares of such class and such vacancy or vacancies shall be filled at such special meeting.

             (g) Any director elected by the holders of Convertible Preferred Stock and other Class Voting Stock may be removed from office by vote of the holders of a majority of the shares of the class of stock by which his successor would be elected. A special meeting of the holders of shares of such class may be called by a majority vote of the Board of Directors for the purpose of removing a director in accordance with the provisions of this paragraph. The President of the Corporation shall, in any event, within ten days after delivery to the Corporation at its principal office of a request to such effect signed by the holders of at least five percent (5%) of the outstanding shares of such class, call a special meeting for such purpose to be held within forty days after the delivery of such request.

          (4) Holders of Convertible Preferred Stock shall not be entitled to receive notice of any meeting of shareholders at which they are not entitled to vote or consent.

     H. Retired Shares. All shares of Convertible Preferred Stock purchased or otherwise acquired by the Corporation shall be canceled and thereupon restored to the status of authorized but unissued shares of Preferred Stock, undesignated as to series.

     I. Other Rights. Shares of Convertible Preferred Stock shall not have any relative, participating, optional or other special rights or powers other than as set forth herein or in the Articles of Incorporation, as amended.

                                                                         ANNEX G

                                    FORM OF
                     STATEMENT OF RESOLUTIONS ESTABLISHING
                         A SERIES OF PREFERRED STOCK OF
                               ENRON OREGON CORP.
                             ---------------------

                    9.142% PERPETUAL SECOND PREFERRED STOCK
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     Pursuant to Oregon Revised Statutes Section 60.134 and Article IV of the Articles of Incorporation, as amended, of Enron Oregon Corp. (the
"Corporation"), the Board of Directors of the Corporation has duly adopted the
following resolutions on                , 199 , establishing a series of
Preferred Stock of the Corporation:

     RESOLVED, that there is hereby established a series of the Preferred Stock of the Corporation designated the 9.142% Perpetual Second Preferred Stock (herein referred to as the "9.142% Preferred Stock"). The designation and number of shares of such series and the powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof (in addition to those set forth in the Articles of Incorporation, as amended, that may be applicable to such series) are as follows:

     A. Definitions. Capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Corporation's Articles of Incorporation, as amended. In addition, the following terms shall have the following meanings when used herein:

          (1) The term "accrued dividends" for a share shall mean an amount computed at the annual dividend rate on such share from the date on which dividends on such share become cumulative to and including the date to which such dividends are to be accrued, less the aggregate amount of all dividends theretofore paid thereon.

          (2) The term "junior stock" shall mean, with respect to paragraphs C and F, the Common Stock and any other class or series of stock of the Corporation not entitled to receive any dividends unless all dividends required to have been paid or declared and set apart for payment on the 9.142% Preferred Stock shall have been so paid or declared and set apart for payment and, with respect to paragraphs D and F, any class or series of stock of the Corporation not entitled to receive any assets upon the liquidation, dissolution or winding up of the affairs of the Corporation until the 9.142% Preferred Stock shall have received the entire amount to which such stock is entitled upon such liquidation, dissolution or winding up.

          (3) The term "parity stock" (and references to shares ranking "on a parity with" the 9.142% Preferred Stock) shall refer to, with respect to paragraphs C and F, any class or series of stock of the Corporation entitled to receive payment of dividends on a parity with the 9.142% Preferred Stock and, with respect to paragraphs D and F, any class or series of stock of the Corporation entitled to receive assets upon the liquidation, dissolution or winding up of the affairs of the Corporation on a parity with the 9.142% Preferred Stock. The Corporation's Cumulative Second Preferred Convertible Stock shall be parity stock with respect to the 9.142% Preferred Stock.

          (4) The term "senior stock" (and references to shares ranking "senior to" or "prior to" the 9.142% Preferred Stock) shall refer to, with respect to paragraph C, any class or series of stock of the Corporation ranking senior to the 9.142% Preferred Stock in respect of the right to receive dividends and, with respect to paragraph D, any class or series of stock of the Corporation ranking senior to the 9.142% Preferred Stock with respect to the right to receive assets upon the liquidation, dissolution or winding up of the affairs of the Corporation.

          (5) The term "sinking fund" shall mean any fund or requirement for the periodic retirement of shares.

     B. Designation. The distinctive designation of the series shall be the "9.142% Perpetual Second Preferred Stock." The number of shares that shall constitute such series shall be [35.568509](1) shares, which number shall not be increased.

     C. Dividends.

          (1) The holders of the 9.142% Preferred Stock, in preference to the rights of holders of any junior stock but subject to the rights of any senior stock, shall be entitled to receive, as and when declared by the Board of Directors out of any funds legally available therefor, cash dividends, at an annual rate of $91,420 per share, and no more, payable quarterly on the first days of January, April, July and October, respectively, in each year, with respect to the quarterly period ending on the day preceding each such respective payment date, except that the first dividend after the issuance of shares of 9.142% Preferred Stock pursuant to the merger of Enron Corp., a Delaware corporation ("Old Enron"), with and into the Corporation, shall be paid in respect of the period from the end of the last quarterly dividend period on shares of the 9.142% Perpetual Second Preferred Stock of Old Enron for which dividends were paid in full (the "Initial Dividend Period"). Such dividends shall be cumulative from and shall accrue on all shares of the 9.142% Preferred Stock from the beginning of the Initial Dividend Period.

          (2) No dividend shall be paid upon, or declared or set apart for, any share of 9.142% Preferred Stock or shares ranking on parity with the 9.142% Preferred Stock for any quarterly dividend period unless at the same time a like proportionate dividend for the same quarterly dividend period, ratably in proportion to the respective annual dividend rates fixed therefor, shall be paid upon, or declared and set apart for, all shares of 9.142% Preferred Stock and any Preferred Stock ranking on parity with the 9.142% Preferred Stock that are entitled to such dividends.

          (3) In no event, so long as any shares of 9.142% Preferred Stock shall be outstanding, shall any dividend, whether in cash or property, be paid or declared, nor shall any distribution be made, on any junior stock, nor shall any shares of any junior stock be purchased, redeemed or otherwise acquired for value by the Corporation, nor shall the Corporation permit any distribution to be made or shares purchased, redeemed or otherwise acquired by any subsidiary, unless all dividends on the Convertible Preferred Stock for all past quarterly dividend periods and for then current quarterly period shall have been paid or declared and a sum sufficient for the payment thereof set apart. The foregoing provisions of this subparagraph
     (3) shall not, however, apply to a dividend payable in any junior stock, or to the acquisition of shares of any junior stock in exchange for, or through application of the proceeds of the sale of, shares of any other junior stock.

     D. Liquidation Preference.

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, then, before any distribution or payments shall be made to the holders of any junior stock, but subject to the rights of any senior stock or parity stock, the holders of the 9.142% Preferred Stock shall be entitled to be paid in full the amount of $1,000,000 per share, together with accrued dividends to the date of such distribution or payment, whether or not earned or declared. If such payment shall have been made in full to the holders of the 9.142% Preferred Stock (and senior and parity stock), the remaining assets and funds of the Corporation shall be distributed among the holders of the junior stock, according to their respective rights and preferences and in each case according to their respective shares. If, upon any liquidation, dissolution or winding up of the affairs of the Corporation, the amounts so payable are not paid in full to the holders of all outstanding shares of 9.142% Preferred Stock and parity stock, the holders of the 9.142% Preferred Stock, together with holders of parity stock, shall share ratably in any distribution of assets in proportion to the full amounts to which they would otherwise be respectively entitled. Neither the consolidation or merger of the

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1 To be revised to reflect the appropriate number of shares at the time of the filing.

Corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of the foregoing provisions of this paragraph D or paragraph F hereof.

     E. Redemption.

          The 9.142% Preferred Stock shall not be redeemable by the Corporation.

     F. Voting Rights. The holders of 9.142% Preferred Stock shall have no right to vote except as otherwise specifically provided herein, in the Articles of Incorporation, as amended, of the Corporation, or by statute:

          (1) So long as any shares of 9.142% Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required in the Articles of Incorporation or by law:

             (a) The consent of the holders of at least two-thirds of the 9.142% Preferred Stock and all other shares of parity stock at the time outstanding that would be affected similarly by the action described in clauses (i)-(iv) below and that are entitled to vote on such matter, given in person or by proxy, either in writing without a meeting (if permitted by law) or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

                (i) any amendment, alteration or repeal of any of the provisions of the Articles of Incorporation or the Bylaws of the Corporation, which affects adversely the voting powers, rights or preferences of the holders of the 9.142% Preferred Stock or reduces the time for any notice to which the holders of the 9.142% Preferred Stock may be entitled; provided, that the amendment of the provisions of the Articles of Incorporation so as to authorize or create, or to increase the authorized amount of any junior stock shall not be deemed to affect adversely the voting powers, rights or preferences of the holders of the 9.142% Preferred Stock;

                (ii) the authorization, creation or issuance of, or the increase in the authorized amount of, any stock of any class or series or any security convertible into stock of any class or series, ranking prior to the 9.142% Preferred Stock;

                (iii) the voluntary dissolution, liquidation or winding up of the affairs of the Corporation, or the sale, lease or conveyance by the Corporation of all or substantially all of its property or assets; or

                (iv) the purchase or redemption (for sinking fund purposes or otherwise) of less than all of the 9.142% Preferred Stock and other parity stock at the time outstanding unless the full dividends on all shares of 9.142% Preferred Stock then outstanding shall have been paid or declared and a sum sufficient for payment thereof set apart.

             (b) The consent of the holders of at least a majority of the 9.142% Preferred Stock and all other shares of parity stock at the time outstanding that would be affected similarly by the action described in clauses (i) or (ii) below and that are entitled to vote on such matter, given in person or by proxy, either in writing without a meeting (if permitted by law) or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

                (i) the authorization, creation or issuance of, or the increase in the authorized amount of, any stock of any class or series or any security convertible into stock of any class or series, ranking on a parity with the 9.142% Preferred Stock; provided that no such consent shall be required for the authorization, creation or issuance by the Corporation of up to a number of shares of one or more series of Preferred Stock ranking on parity with the 9.142% Preferred Stock that, when added to the number of shares of 9.142% Preferred Stock and other Preferred Stock ranking on parity with the 9.142% Preferred Stock then outstanding equals 5,000,000; or

                (ii) the merger or consolidation of the Corporation with or into any other corporation, unless the corporation resulting from such merger or consolidation will have after such merger or consolidation no class of stock and no other securities either authorized or outstanding ranking prior to or on a parity with the 9.142% Preferred Stock, except the same number of shares of stock and the same amount of other securities with the same rights and preferences as the stock and securities of the Corporation respectively authorized and outstanding immediately preceding such merger or consolidation, and each holder of 9.142% Preferred Stock immediately preceding such merger or consolidation shall receive the same number of shares, with the same rights and preferences, of the resulting corporation.

             (c) Notwithstanding the provisions of subparagraphs (a) or (b) above, no such consent of the holders of the 9.142% Preferred Stock shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect or when the issuance of any such prior or parity stock or convertible security is to be made, or when such consolidation or merger, voluntary liquidation, dissolution or winding up, sale, lease, conveyance, purchase or redemption is to take effect, as the case may be, provision is to be made for the redemption of all shares of 9.142% Preferred Stock at the time outstanding.

          (2) (a) If, at any time, dividends payable on the 9.142% Preferred Stock shall be in default in an amount equivalent to six full quarterly dividends, then the holders of the 9.142% Preferred Stock, voting separately as a class together with the holders of all other parity stock having then present right to elect one or more directors as a result of a dividend arrearage (herein referred to as "Class Voting Stock"), shall be entitled to elect two directors of the Corporation. When all such dividends in default shall have been so paid or funds sufficient therefor deposited in trust (and such dividends in default shall be so paid as soon as lawful and reasonably practicable out of any assets of the Corporation available therefor), the holders of the 9.142% Preferred Stock shall be divested of such voting rights, but subject always to the same provisions for the vesting of such voting rights in the holders of the 9.142% Preferred Stock in the case of any future such dividend default or defaults.

             (b) The foregoing right of the holders of the 9.142% Preferred Stock with respect to the election of directors of the Corporation may be exercised at any annual meeting of shareholders or, within the limitations hereinafter provided, at a special meeting of shareholders held for such purpose. If the date upon which such right of the holders of the 9.142% Preferred Stock shall become vested shall be more than ninety days preceding the date of the next ensuing annual meeting of shareholders as fixed by the Bylaws of the Corporation, the President of the Corporation shall, within ten days after delivery to the Corporation at its principal office of a request to such effect signed by the holders of at least five percent (5%) of the 9.142% Preferred Stock then outstanding, call a special meeting of shareholders to be held within forty days after the delivery of such request for the purpose of electing a new Board of Directors to serve until the next annual meeting and until their successors shall be elected and shall qualify. Notice of such meeting shall be mailed to each shareholder entitled to vote thereat not less than ten days prior to the date of such meeting. The term of office of all directors of the Corporation shall terminate at the time of any such meeting held for the purpose of electing a new Board of Directors, notwithstanding that the term for which such directors had been elected shall not then have expired. In the event that at any such meeting at which holders of the 9.142% Preferred Stock (and other Class Voting Stock) shall be entitled to elect two directors, a quorum of the holders of such Class Voting Stock shall not be present in person or by proxy, the holders of the Common Stock, if a quorum thereof be present, may temporarily elect the directors whom the holders of the Class Voting Stock were entitled but failed to elect, such directors to be designated as having been so elected and their term of office to expire at such time thereafter as their successors shall be elected by the holders of the Class Voting Stock as herein provided.

             (c) Whenever the holders of 9.142% Preferred Stock (and any Class Voting Stock) shall be entitled to elect two directors, any holder of such 9.142% Preferred Stock shall have the right, during regular business hours, in person or by duly authorized representative, to examine and to make transcripts of the stock records of the Corporation for the 9.142% Preferred Stock for the purpose of communicating with other holders of such 9.142% Preferred Stock with respect to the exercise of such right of election.

             (d) Whenever the holders of 9.142% Preferred Stock (and other Class Voting Stock) shall be divested of any voting right pursuant to this paragraph F(2), the President of the Corporation shall, within ten days after delivery to the Corporation at its principal office of a request to such effect signed by any holder of Common Stock, call a special meeting of the holders of shares of stock entitled to vote at such meeting to be held within forty days after the delivery of such request for the purpose of electing a new Board of Directors to serve until the next annual meeting or until their respective successors shall be elected and shall qualify. If, at any such special meeting, any director shall not be reelected, his term of office shall terminate upon the election and qualification of his successor, notwithstanding that the term for which such director was originally elected shall not then have expired.

             (e) At any annual or special meeting of shareholders held for the purpose of electing directors when the holders of the 9.142% Preferred Stock (and Class Voting Stock) shall be entitled to elect two directors, the presence in person or by proxy of the holders of one-third of the outstanding shares of the 9.142% Preferred Stock and Class Voting Stock shall be required to constitute a quorum for the election by such class of such two directors, and the presence in person or by proxy of the holders of a majority of the outstanding shares of the Common Stock shall be required to constitute a quorum for the election by such class of the directors which that class is entitled to elect or for the election temporarily by such class as herein provided of the members of the Board of Directors whom the holders of the 9.142% Preferred Stock (and other Class Voting Stock) cannot at the time for the want of a quorum elect; provided, however, that the majority of the holders of either such class of stock who are present in person or by proxy shall have power to adjourn such meeting for the election of directors by such class from time to time without notice other than announcement at the meeting. No delay or failure by the holders of any class of stock to elect the members of the Board of Directors whom such holders are entitled to elect shall invalidate the election of the remaining members of the Board of Directors by the holders of any class of stock. At any such election of directors by the holders of shares of 9.142% Preferred Stock and any other Class Voting Stock, each such holder shall have one vote for each share of such stock standing in his name on the books of the Corporation on any record date fixed for such purpose or, if no such date be fixed, on the date on which the election is held.

             (f) If, during any interval between annual meetings of shareholders for the election of directors and while the holders of the 9.142% Preferred Stock (and any other Class Voting Stock) shall be entitled to elect two directors, the numbers of directors in office who have been elected by the holders of shares of such class of stock shall, by reason of resignation, death or removal, be less than the total number of directors subject to election by the holders of shares of such class,
        (i) the vacancy or vacancies in the directors elected by the holders of shares of that class shall be filled by a majority vote of the remaining directors then in office who were elected by such class or succeeded to directors so elected, although such majority be less than a quorum, or, if there shall be only one such remaining director, shall be filled by the directors then in office upon nomination of the remaining director elected by the holders of the shares of that class or his successor and
        (ii) if not so filled within forty days after the creation thereof, the President of the Corporation shall call a special meeting of the holders of shares of such class and such vacancy or vacancies shall be filled at such special meeting.

             (g) Any director elected by the holders of 9.142% Preferred Stock and other Class Voting Stock may be removed from office by vote of the holders of a majority of the shares of the class of stock by which his successor would be elected. A special meeting of the holders of shares of such class may be called by a majority vote of the Board of Directors for the purpose of removing a director in accordance with the provisions of this paragraph. The President of the Corporation shall, in any event, within ten days after delivery to the Corporation at its principal office of a request to such effect signed by the holders of at least five percent (5%) of the outstanding shares of such class, call a special meeting for such purpose to be held within forty days after the delivery of such request.

          (3) Holders of 9.142% Preferred Stock shall not be entitled to receive notice of any meeting of shareholders at which they are not entitled to vote or consent.

     G. Retired Shares. All shares of 9.142% Preferred Stock purchased or otherwise acquired by the Corporation shall be canceled and thereupon restored to the status of authorized but unissued shares of Preferred Stock, undesignated as to series.

     H. Other Rights. Shares of 9.142% Preferred Stock shall not have any relative, participating, optional or other special rights or powers other than as set forth herein or in the Articles of Incorporation, as amended.

                                                                  ANNEX
                                                                  FORM OF PROXY


[X] Please mark your                                                       9334
    votes as in this
    example.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 3 AND FOR THE PERSONS LISTED IN PROPOSAL 2.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 3 AND FOR THE PERSONS LISTED IN PROPOSAL 2.
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                                                         FOR  AGAINST  ABSTAIN
1.  Approval and adoption of the Amended and Restated    [ ]    [ ]      [ ]
    Agreement and Plan of Merger by and between Portland
    General Corporation, Enron Corp., and Enron Oregon, dated as of July 20, 1996, amended and restated as of September 24, 1996 and further amended and restated as of April 14, 1997.

                                                         FOR  AGAINST  WITHHOLD
2.  Election of Class II Directors (terms expiring in
    2000)

a.  Carolyn Chambers                                     [ ]    [ ]      [ ]

b.  Ken L. Harrison                                      [ ]    [ ]      [ ]

c.  Jerome J. Meyer                                      [ ]    [ ]      [ ]


                                                         FOR  AGAINST  ABSTAIN
3.  Ratification of the appointment of Arthur Andersen   [ ]    [ ]      [ ]
    LLP as public accountants for the year 1997.

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.









SIGNATURE(S) _______________________________________________ DATE_______________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
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                            FOLD AND DETACH HERE

                      [PORTLAND GENERAL CORPORATION LOGO]


       Dear Fellow Shareholder:

          The Annual Meeting of Shareholders of Portland General Corporation will be held on JUNE 24, 1997. Your vote is very important regardless of the number of shares you own. We urge you to promptly SIGN, DATE, AND MAIL the above proxy card in the postage paid envelope provided for your convenience.

          Thank you for your prompt cooperation and continued support.




                                                   /s/ KEN HARRISON
                                                   Chairman of the Board,
                                                   Chief Executive Officer,
                                                       and President

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                        PORTLAND GENERAL CORPORATION
     One World Trade Center 121 S. W. Salmon Street Portland, OR  97204

                               COMMON STOCK PROXY
            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        OF PORTLAND GENERAL CORPORATION

  P The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement/Prospectus distributed in connection with such Annual
  R Meeting and hereby appoints Gwyneth Gamble Booth, Peter J. Brix and Ken L. Harrison, or any of them as Proxies, each with the power to appoint a
  O substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Portland
  X General Corporation held of record by the undersigned on May [9], 1997, at the Annual Meeting of Shareholders to be held on June 24, 1997, or any
  Y adjournment(s) thereof. For participants in Portland General Corporation's Retirement Savings Plan or the Portland General Corporation Employee Stock Purchase Plan, the proxy also serves as voting instructions to the Trustee and Plan Administrator of those plans to vote the shares of Portland General Corporation Common Stock beneficially owned by the participant in those plans.

     You are encouraged to specify your choice by marking the appropriate box, SEE REVERSE SIDE, but you need not mark any box if your wish to vote in accordance with the Board of Directors' recommendation. The Proxies cannot vote your shares unless you sign and return this card.

     The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournment(s) thereof.

                                                                 -----------
                                                                 SEE REVERSE
                                                                     SIDE
                                                                 -----------

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                            FOLD AND DETACH HERE



                         VOTE THIS PROXY CARD TODAY!
                           YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS

                          PORTLAND GENERAL CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS

                       TUESDAY, JUNE 24, 1997  1:30 P.M.

                                MEETING LOCATION

                          PORTLAND GENERAL ELECTRIC
                            WESTERN REGION CENTER
                       14655 SW OLD SCHOLLS FERRY RD.
                               BEAVERTON, OREGON